                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                               1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        INTERSTATE GENERAL COMPANY L.P.
               (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1)   Amount previously paid:
          _____________________________

     2)   Form, Schedule or Registration Statement No:
          _____________________________

     3)   Filing party:
          _____________________________

     4)   Date filed:

          _____________________________

                        INTERSTATE GENERAL COMPANY L.P.
                         222 Smallwood Village Center
                          St. Charles, Maryland 20602

Dear IGC Unitholder:

          As we announced earlier this year, we propose to transfer the principal real estate operations of Interstate General Company L.P. ("IGC") to American Community Properties Trust ("ACPT") and to distribute to the partners of IGC, including IGC Unitholders, all of the common shares of ACPT (the "Restructuring").

          The purpose of the Restructuring is to create an attractive investment vehicle for the principal real estate assets and operations of IGC that will not be burdened with the operating losses and capital needs of American Family Homes, Inc. ("AFH") and Interstate Waste Technologies, Inc. ("IWT") or with the wetlands litigation. In addition, ACPT, as a type of business trust whose principal income is dividends from corporations, should be a more attractive investment for pension funds and mutual funds than is IGC as a master limited partnership. We expect that ACPT will have greater access to capital markets than IGC has had.

          ACPT acts as a self-managed holding company that owns all of the outstanding equity interests in American Rental Management Company ("American Management"), American Land Development US, Inc. ("American Land") and Interstate General Properties Group S.E. ("IGP Group") and all of the outstanding common stock of American Rental Properties Trust ("American Rental"). In the Restructuring, American Rental, through its subsidiary partnership American Housing Properties L.P. ("American Housing"), will acquire IGC's partnership interests in United States investment apartment properties and its land in the United States presently intended for development as apartment properties. American Rental, a Maryland real estate investment trust, is expected to be taxed as a real estate investment trust ("REIT"). American Management will acquire IGC's United States property management services operations. It is a Delaware corporation and will be taxed as a corporation. American Land will acquire IGC's principal United States community development assets and operations, principally land in St. Charles, Maryland, that is being developed as a planned community. American Land is a Maryland corporation and will be taxed as a corporation. IGP Group will acquire IGC's interests in its affiliate Interstate General Properties Limited Partnership S.E. ("IGP") which will continue to hold its interests in Puerto Rico investment apartment properties, and in Puerto Rico management services, community development and homebuilding assets. IGP Group intends to qualify as a Puerto Rico special partnership that is expected to be taxed as a corporation for U.S. tax purposes and as a partnership for Puerto Rico income tax purposes.

          After these asset transfers have been completed, IGC will distribute all of the outstanding common shares of ACPT to the general and limited partners (including Unitholders) of IGC pro rata in accordance with their percentage interest in IGC. IGC Unitholders in the aggregate will receive 99% of ACPT's common shares on the basis of one ACPT common share for every two IGC Units held. Based on the number of IGC Units currently outstanding, approximately 5,200,000 ACPT common shares will be distributed. As of December 31, 1996, the Net Asset Value per common share of ACPT is estimated by IGC to be $21.18, based on appraisals of land assets and valuations of interests in apartment properties, management contracts and other assets.

          Concurrently with the Restructuring, American Rental, through American Housing and IGP Group, through IGP, will offer to acquire all of the limited partnership interests held by investors in the U.S. and Puerto Rico apartment partnerships. In return, the investors will receive equity interests in American Housing and IGP that will be convertible into common shares of ACPT. If this is successful, ACPT will have greater flexibility in apartment operations and the investors will have access to a liquid security. The Restructuring is not conditioned upon completion of this exchange offer.

          Also in connection with the Restructuring, ACPT will seek to raise up to $40 million in additional equity capital through a private offering of preferred shares (the "Private Offering"). Proceeds from the Private Offering would be used to pay down existing bank debt and for working capital. The terms of the preferred shares will be negotiated with purchasers, but they may include rights to preferred distributions, cumulative distributions, and/or liquidation preferences. The preferred shares also may be convertible into common shares at a negotiated conversion ratio. The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%. Regardless of the outcome of the Private Offering, the Wilson Family will take such other actions as may be necessary to reduce its percentage interest to below 40% in order to permit American Rental to qualify as a REIT.

          After the Restructuring, IGC will continue to own certain assets that in management's view do not fit ACPT's business plan. These include the Towne Center land in St. Charles, Maryland, which has been the subject of the wetlands litigation, certain land in Pomfret, Maryland, St. Mary's County, Maryland, and Prince William County, Virginia, a 50% interest in a partnership that owns land in Brandywine, Maryland, all of the shares of AFH and IWT, all of the voting stock of HDA Management Corporation, a note in the amount of $9.03 million payable by a subsidiary of ACPT, as well as fractional interests in Housing Development Associates, S.E., Chastleton Apartment Associates, L.P. and Coachman's L.P. Our goal is to place AFH and IWT on a sound financial footing so that they can be sold or distributed to IGC Unitholders. To enhance its prospects, the Caribbean operations of IWT have been transferred to a separate company, Caribe Waste Technologies, Inc. ("CWT"), the common stock of which will be held in a trust for the benefit of IGC Unitholders (the "CWT Trust").

          The assets retained by IGC will have substantial value, however, for the foreseeable future the continuing operations are not expected to generate profits or to enable IGC to make distributions to IGC Unitholders. Accordingly, prior to completing the Restructuring IGC will seek to obtain financing backed by its retained assets. We will seek to continue IGC's listings on the American Stock Exchange and Pacific Stock Exchange, which may include implementing a reverse split with respect to outstanding IGC Units. Even with adequate financing to fund IGC's operations for the foreseeable future, continued listing may not be possible due to the disposition of a substantial portion of IGC's assets. Should this prove to be the case, it is management's view that after the Restructuring IGC should be liquidated over a reasonable period of time during which IGC will be able to satisfy its existing obligations including those relating to the wetlands litigation. Accordingly, we propose to liquidate IGC in the event that it is no longer possible to continue its listing on the American and Pacific exchanges. Pending completion of the liquidation, we would expect IGC Units to trade in the over-the-counter market. However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding Units following a delisting.

          We encourage you to read carefully this Information
Statement/Prospectus. The Restructuring is subject to the approval of the IGC Unitholders. Attached to the accompanying Information Statement/Prospectus is a form of Written Consent of the IGC Unitholders (the "Consent") for the authorization and approval of the Restructuring.

          THE BOARD OF DIRECTORS OF INTERSTATE GENERAL MANAGEMENT CORPORATION, IGC'S MANAGING GENERAL PARTNER, BY UNANIMOUS VOTE, HAS APPROVED THE RESTRUCTURING AND RECOMMENDS THAT THE IGC UNITHOLDERS EXECUTE CONSENTS APPROVING THE RESTRUCTURING.

          Please complete, sign, date and return the enclosed Consent as soon as
possible and, in any event, no later than                , 1998.

          We expect the Restructuring to be approved on                , 1998,
and carried out shortly thereafter.

                              Sincerely,


                              James J. Wilson
                              Chairman and Chief
                                Executive Officer

                                 Subject to completion, dated             , 1997

Information Statement/Prospectus



                 Distribution of up to 5,250,000 Common Shares
                                      of
                      American Community Properties Trust
                                    to the
                Unitholders of Interstate General Company L.P.
                               ________________


          This Prospectus relates to a proposal to transfer the principal real estate assets and operations of Interstate General Company L.P. ("IGC") to American Community Properties Trust ("ACPT") and to distribute to the partners of IGC, including holders (the "IGC Unitholders") of Class A Units of IGC ("IGC Units"), all of the common shares of beneficial interest of ACPT (the "Common Shares").

          The purpose of these transactions is to establish ACPT as an independent, publicly traded entity the principal income of which is dividends from corporations controlled by ACPT. ACPT will not have any operating income. ACPT was formed as a real estate investment trust under Article 8 of the Maryland Corporations and Associations Law (the "Maryland Trust Law") but is expected to be taxed as a partnership. Under the Maryland Trust Law, at least 75% of the value of ACPT's assets must be held, directly or indirectly, in real estate assets, mortgages and mortgage related securities, government securities, and cash and cash equivalent items.

          ACPT is expected to be more attractive to investors generally, and to institutional investors such as pension funds and mutual funds in particular, than is IGC as a master limited partnership. ACPT will not have any interest in American Family Homes, Inc. ("AFH") or Interstate Waste Technologies, Inc. ("IWT"), which will continue to be held by IGC. To enhance its prospects, the Caribbean operations of IWT have been transferred to a separate company, Caribe Waste Technologies, Inc. ("CWT"), the common stock of which will be held in a trust for the benefit of IGC Unitholders (the "CWT Trust"). In addition, IGC will retain the properties in St. Charles, Maryland, that currently are the subject of wetlands litigation, certain parcels of land in Pomfret, Maryland, St. Mary's County, Maryland and Prince William County, Virginia, a 50% interest in a partnership that owns land in Brandywine, Maryland, all of the voting stock of HDA Management Corporation ("HDAMC"), and fractional interests in Housing Development Associates S.E. ("HDA"), Chastleton Apartment Associates ("Chastleton") and Coachman's L.P. IGC also will retain a note (the "LDA Note") in the amount of $9.03 million payable by Land Development Associates, S.E., ACPT's affiliate that holds land development assets in Puerto Rico.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful; prior to registration or qualification under the securities laws of any such State.

          The distribution of Common Shares (the "Distribution") will be
undertaken on or about               , 1998, following completion of the
transfer of assets to ACPT (the "Asset Transfers"), to IGC Unitholders of record
on         , 1998 (the "Record Date") on the basis of one Common Share for every two IGC Units held, as well as to the general partners of IGC, Interstate General Management Corporation ("IGMC") and Interstate Business Corporation ("IBC"), in accordance with their respective 1/3% and 2/3% general partnership interests. No consideration will be required to be paid by IGC Unitholders to receive Common Shares, nor will they be required to surrender or exchange IGC Units in order to receive Common Shares. ACPT intends to apply for listing of the Common Shares on the American Stock Exchange (the "AMEX") and the Pacific Stock Exchange (the "PSE").

          IGC will seek to continue the listing of the IGC Units on the AMEX and the PSE, which may include a reverse split with respect to the outstanding IGC Units. Continued listing may not be possible, however, due to the disposition of a substantial portion of IGC's assets as a result of the Asset Transfers and the Distribution. If either listing is terminated, IGC's managing general partner, IGMC, proposes that IGC be dissolved and liquidated over a reasonable period that will permit IGC to discharge its liabilities including obligations relating to the wetlands matter (the "Liquidation"). However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding IGC Units following a delisting.

          This Prospectus is also an Information Statement which, together with a form of Written Consent of IGC Unitholders, is being furnished to IGC Unitholders in connection with the solicitation by IGMC of written consents for the authorization and approval of the proposed Asset Transfers, the Distribution and, in the event IGC is delisted from the AMEX or PSE, the Liquidation (collectively, the "Restructuring").

          On               , 1998, the last reported sale price of the IGC Units
on the AMEX was $      per IGC Unit.

          The Information Statement/Prospectus does not cover resales of ACPT Common Shares received by IGC Unitholders in the Restructuring, and no person is authorized to make use of this Information Statement/Prospectus in connection with any such resale.

                        ______________________________

          This Information Statement/Prospectus and the accompanying form of Written Consent are first being mailed to IGC Unitholders on or about
, 1998. A Written Consent may be revoked at any time prior to the time the approval of the Restructuring becomes effective. See "The IGC Consent Solicitation -- Voting, Approval Date and Revocation of Consent."

          SEE "RISK FACTORS" ON PAGE 26 FOR CERTAIN FACTORS RELEVANT TO THE RESTRUCTURING AND INVESTMENT IN THE COMMON SHARES, INCLUDING:

          . ABSENCE OF DISSENTERS' APPRAISAL RIGHTS; ALL IGC UNITHOLDERS WILL BE BOUND BY THE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING IGC UNITS AND A MAJORITY OF THE VOTES CAST BY IGC UNITHOLDERS NOT AFFILIATED WITH THE FAMILY OF JAMES J. WILSON (THE "WILSON FAMILY").

          . ABSENCE OF ANY PUBLIC MARKET FOR COMMON SHARES PRIOR TO THE DISTRIBUTION.

          . THE PRICES AT WHICH THE COMMON SHARES AND IGC UNITS TRADE AFTER THE DISTRIBUTION MAY BE HIGHER OR LOWER THAN THE PRICES AT WHICH THE IGC UNITS TRADED BEFORE THE DISTRIBUTION.

          . CERTAIN TRANSACTIONS INVOLVED IN THE RESTRUCTURING WILL RESULT IN THE IMPOSITION OF TAX, AND THE INCOME OF CERTAIN ACPT SUBSIDIARIES WILL BE SUBJECT TO TAXATION.

          . TAXATION OF AN ACPT SUBSIDIARY AS A CORPORATION IF IT FAILS TO QUALIFY AS A REIT.

          . LIMITATION ON PERCENTAGE OWNERSHIP OF COMMON SHARES AND OTHER TRANSFER RESTRICTIONS.

          . CONFLICTS OF INTEREST ARISING OUT OF RELATIONSHIPS WITH CERTAIN ACPT SHAREHOLDERS AND MEMBERS OF MANAGEMENT.

          .    POSSIBLE DELISTING OF IGC UNITS FROM THE AMEX OR PSE.

          .    POSSIBLE LIQUIDATION OF IGC.

          . POSSIBLE EFFECT OF PROVISIONS IN ACPT'S ORGANIZATIONAL DOCUMENTS THAT MAY HAVE THE EFFECT OF DISCOURAGING A CHANGE IN CONTROL.

                         ____________________________

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
 ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
    PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                         ____________________________

     The date of this Information Statement/Prospectus is               , 1998.

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT/PROSPECTUS IN CONNECTION WITH THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ACPT OR IGC. NEITHER THE DELIVERY OF THIS INFORMATION STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF THE COMMON SHARES OFFERED HEREBY SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ACPT OR IGC SINCE THE DATE HEREOF OR THAT THE INFORMATION SET FORTH OR INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OF AN OFFER.


                             AVAILABLE INFORMATION

          IGC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by IGC can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and CitiCorp. Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511. Copies of such material can be obtained by mail from the Public Reference Section of the Commission at 450 West Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports, proxy statements and other information may also be obtained from the web site that the Commission maintains at http://www.sec.gov. In addition, reports, proxy statements and other information concerning IGC may be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006-1829.

          Reports, proxy statements and other information concerning IGC may also be obtained electronically through a variety of databases, including, among others, the Commission's Electronic Data Gathering and Retrieval ("EDGAR") program, Knight-Rider Information Inc., Federal Filing/Dow Jones and Lexis/Nexis.

          ACPT has filed with the Commission a Registration Statement on Form S-4 (together with all amendments, supplements and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Shares to be issued pursuant to the Restructuring. This Information Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement. Any statements contained herein concerning the provisions of any document filed as an exhibit to the Registration Statement or otherwise filed with the Commission are not necessarily complete, and in each instance reference is made to the copy of such document so filed. Each such statement is qualified in its entirety by such reference.

                               Table of Contents

                                                                            PAGE
                                                                            ----
Available Information........................................................ 5

Summary......................................................................14
     Overview................................................................14
     Recommendation of the Board of Directors of IGMC........................15
     Solicitation of Consents................................................15
     Principal Advantages of the Restructuring...............................16
          Broad Market for Common Shares than for IGC Units..................16
          No History of Wetlands Litigation..................................16
          No Adverse Financial Effects from AFH and IWT......................16
          Simplified Tax Reporting...........................................16
          Enhanced Financing Opportunities...................................16
          Election of Trustees by Shareholders...............................17
     Principal Disadvantages of the Restructuring............................17
          Possible Delisting of IGC Units; Liquidation.......................17
          No Distributions to IGC Unitholders................................17
          Tax Liabilities....................................................17
          Restrictions on Accumulation of Common Shares......................18
     Mechanics of the Restructuring..........................................18
          The Asset Transfers................................................18
          The Distribution...................................................19
          Assets Retained by IGC.............................................19
     Possible Liquidation of IGC.............................................19
     Background of Restructuring; Consideration of Alternatives..............20
     The Private Offering....................................................20
     The Exchange Offer......................................................20
     No Dissenters' Appraisal Rights.........................................20
     Tax Consequences of the Restructuring for U.S. Unitholders
          and Shareholders...................................................21
     Tax Consequences of the Restructuring for Puerto Rico
      Unitholders and Shareholders...........................................21
     Comparative Rights of IGC Unitholders and Shareholders..................21
     Summary of Selected Historical and Pro Forma
          Financial Information..............................................23

Risk Factors and Other Considerations........................................25
     Restructuring Risks.....................................................25
          No Dissenters' Appraisal Rights....................................25
          Control of ACPT....................................................25
          Conflicts of Interest..............................................25
          Absence of Existing Trading Market for Common Shares...............26

     Limited Trading Market for IGC Units; Possible
          Liquidation.........................................................26
     Change in Value of Securities............................................26
     Failure of American Rental to Qualify as a REIT..........................26
     Antitakeover Effects.....................................................27
     Potential Effects of Issuance of Additional Shares.......................27
     Dependence on Key Personnel; Withdrawal of James J.
          Wilson from Management..............................................28
     Change in the Rights of IGC Unitholders..................................28
     Possible Adverse Effect of Market Interest Rates on
          Price of Common Shares..............................................29
     ERISA Risks..............................................................29
     Approvals Required to Effect the Restructuring...........................29

Real Estate Financing Risks...................................................30
     Rising Interest Rates....................................................30
     Debt Financing and Potential Adverse Effects on Cash
          Flows and Distributions.............................................30
     Construction Loans and Risks Associated with Sale or
          Foreclosure.........................................................30
     Changes in Policies Without Shareholder Approval; No
          Limitation of Debt..................................................31

Real Estate Investment Risk...................................................31
     General Risks............................................................31
     Operating Risks..........................................................32
     Development of St. Charles...............................................33
     Termination of HUD Subsidiary Contracts; New
          Apartment Development...............................................33
     Competition..............................................................34
     Possible Environmental Liabilities.......................................34
     Effect of Americans with Disabilities Act Compliance
          on Cash Flow and Distribution.......................................35
     Change in Laws...........................................................35
     Uninsured Loss...........................................................36
     Risks Involved in Property Ownership Through
          Partnerships and Joint Ventures.....................................36
     Risks Associated with Illiquidity of Real Estate.........................36
     Risks Associated with Acquisition, Redevelopment,
          Development and Construction

Tax Related Risks.............................................................37
     Asset Transfers..........................................................37
     Corporate Level Taxes....................................................38

          Classification of American Rental as a REIT.........................38
          Classification of IGP Group for Puerto Rico Tax
               Purposes.......................................................39
          Possible Tax Liabilities in Excess of Cash
               Distributions..................................................39
          Classification of ACPT as a Partnership.............................39
          Section 704(c) Allocations and Section 754 Election.................40
          Changes in Law......................................................40
          Other Income Tax Considerations.....................................41

The IGC Consent Solicitation..................................................41
     Matters Presented for Consent............................................41
     Recommendation of the Board of Directors of IGMC.........................41
     Record Date and Outstanding IGC Units....................................41
     Required Consent.........................................................42
     Voting, Approval Date and Revocation of Consent..........................42
     Solicitation of Consents; Solicitation Expenses..........................43
     No Dissenters' Appraisal Rights..........................................43

Organizational Charts.........................................................44
The Restructuring.............................................................47
     Reasons for the Restructuring............................................47
     The Asset Transfers......................................................47
     The Distribution.........................................................49
     Relationship between IGC and ACPT after the Distribution.................50
     NationsBank Letter of Credit.............................................51
     Assets Retained by IGC...................................................52
     The Possible Liquidation of IGC..........................................52
     Approvals Required to Effect the Restructuring...........................53
     Background of the Restructuring; Consideration of
      Alternatives............................................................53
     The Exchange Offering....................................................55
     The Private Offering.....................................................57
     Approvals Required to Effect the Restructuring...........................57
     Principal Advantages of Restructuring....................................57
     Principal Disadvantages of Restructuring.................................58

ACPT Pro Forma Combined Financial Data........................................60
ACPT..........................................................................67

Distribution Policy...........................................................67

Capitalization................................................................68

Market Prices and Distributions.............................................. 69

Selected Combined Financial and Operating Data of ACPT....................... 71

Management's Discussion and Analysis of Results of
     Operations and Financial Condition...................................... 73
     General................................................................. 73
     For the Six Months Ended June 30, 1997 and 1996......................... 73
     For the Years Ended December 31, 1996 and 1995.......................... 75
     For the Years Ended December 31, 1995 and 1994.......................... 76
     Liquidity and Capital Resources......................................... 77
     Funds from Operations................................................... 78

Business and Properties of ACPT.............................................. 80
     Rental Apartment Properties............................................. 80
          United States...................................................... 80
          Puerto Rico........................................................ 82
          Government Regulation.............................................. 85
          Competition........................................................ 85
     Condominium Conversion.................................................. 85
          Puerto Rico........................................................ 86
          United States...................................................... 86
     Community Development................................................... 86
          St. Charles........................................................ 88
          Parque Escorial.................................................... 89
     Commercial Rental Properties............................................ 90
     Property Management..................................................... 90
     Homebuilding in Puerto Rico............................................. 90
     Policies With Respect to Certain Activities............................. 91

Legal Proceedings............................................................ 93
     ACPT.................................................................... 93
     IGC..................................................................... 93
          Wetlands Litigation................................................ 93
          Other Litigation................................................... 94

IGC Pro Forma Combined Financial Data........................................ 95

IGC After the Restructuring..................................................101
     No Change in Partnership Structure......................................101
     Description of IGC's Continuing Business................................101
     Interstate Waste Technologies...........................................102
     American Family Homes...................................................103
     Capital Resources of IGC Following the Restructuring....................103

     Listing of IGC Units................................................. 103
     Creditors Rights..................................................... 104

Management................................................................ 105
     Funding for Continued Operations..................................... 105
     Management of IGC.................................................... 105
     Board of Trustees.................................................... 106
     Trustees and Executive Officers...................................... 108
     Committees of the Board of Trustees.................................. 109
     Compensation of Trustees............................................. 109
     Executive Compensation............................................... 109
     Employment Agreements................................................ 109
     Share Incentive Plans................................................ 110
     Treatment of IGC Options and Unit Appreciation Rights................ 111
     Retirement Plans..................................................... 112

Ownership of Common Shares................................................ 112

Transactions with Related Parties......................................... 114
     Service Agreement.................................................... 114
     Consulting Agreement................................................. 114
     Banc One Financing................................................... 114
     Joint Litigation with Charles County................................. 115
     Services of Whitman, Requardt........................................ 115
     Nationsbank Letter of Credit for Chastleton.......................... 115
     Other Transactions................................................... 116
Income Tax Considerations................................................. 116
     Federal Income Tax Considerations.................................... 116
          Federal Income Tax Classification of ACPT....................... 117
          Federal Income Tax Classification of American Rental............ 121
          Federal Income Tax Classification of American Land
               and American Management.................................... 131
          Federal Income Tax Classification of IGP Group.................. 131
          Federal Income Tax Consequences of the Distribution............. 132
          Federal Income Taxation of ACPT and Shareholders................ 133
          Federal Tax Consideration with Respect to the
          Liquidation of IGC.............................................. 144
     Certain State Income Tax Consequences and Puerto Rico
          Income Tax Considerations....................................... 145
     Certain State Tax Considerations..................................... 145
     Certain Puerto Rico Income Tax Consequences.......................... 145
          Puerto Rico Income Tax Classification of ACPT and
               IGP Group.................................................. 146
          Puerto Rico Income Taxation of the Distribution................. 146

          Puerto Rico Income Taxation of ACPT............................. 147
          Puerto Rico Income Taxation of IGP Group........................ 148
          Puerto Rico Counsel's Opinions of Puerto Rico................... 148
               Taxation of ACPT and IGP Group............................. 149
          Certain Puerto Rico Income Tax Consequences to
                Shareholders.............................................. 149

Description of Shares of Beneficial Interest.............................. 150
     General.............................................................. 150
     Common Shares........................................................ 151
     Preferred Shares..................................................... 152
     Transfer Agent....................................................... 152

Certain Provisions of Maryland Law and of ACPT's
     Declaration of Trust and Bylaws...................................... 152
     Classification of the Board of Trustees.............................. 152
     Independent Trustees................................................. 153
     Removal of Trustees.................................................. 153
     Required Minimum Distributions....................................... 153
     Supermajority Voting................................................. 154
     Business Combinations................................................ 154
     Control Share Acquisitions........................................... 155
     Amendment of Declaration of Trust and Bylaws......................... 156
     Limitation of Liability and Indemnification.......................... 156
     Dissolution of ACPT.................................................. 157
     Possible Antitakeover Effect of Certain
          Provisions of Maryland Law and of the
          Declaration of Trust and Bylaws................................. 157
     Maryland Asset Requirements.......................................... 157

Comparative Rights of IGC Unitholders and Shareholders.................... 158
     General.............................................................. 158
     Management........................................................... 158
     Required Minimum Distributions....................................... 158
     Voting Rights........................................................ 159
     Meetings............................................................. 159
     Amendment of Declaration of Trust, Bylaws, and
          Partnership Agreement........................................... 159
     Limited Liability.................................................... 160
     Dissolution of the Partnership and ACPT.............................. 160
     Liquidation Rights................................................... 160
     Limitations of Liability of General Partners and Trustees............ 161
     Indemnification...................................................... 161
     Ownership Limitations................................................ 161

Legal Matters............................................................. 161

Appraisals................................................................ 162
     Properties Retained by IGC........................................... 162
     Properties Transferred to ACPT....................................... 164
     General.............................................................. 167

Reports to Shareholders................................................... 168

Glossary.................................................................. 168

Financial Statements...................................................... F-1

--------------------------------------------------------------------------------

                                    SUMMARY

          The following is a summary of certain information contained elsewhere in this Information Statement/Prospectus. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained elsewhere in this Information Statement/Prospectus. As used in this Information Statement/Prospectus, the term "IGC" means Interstate General Company L.P., a Delaware limited partnership, the term "ACPT" means American Community Properties Trust, a Maryland investment trust, the term "IGMC" means Interstate General Management Corporation, a Delaware corporation, and the managing general partner of IGC, the term "IBC" means Interstate Business Corporation, a Delaware corporation and a general partner of IGC. Unless otherwise defined herein, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this Information Statement/Prospectus. IGC Unitholders are urged to read this Information Statement/Prospectus in its entirety.


OVERVIEW

          This Information Statement/Prospectus relates to a proposal to transfer the principal real estate operations and assets of IGC to ACPT and to distribute to the partners of IGC, including the IGC Unitholders, all of the Common Shares of ACPT. ACPT was formed as a real estate investment trust under
Article 8 of the Maryland Trust Law but is expected to be taxed as a partnership. Under the Maryland Trust Law, at least 75% of the value of ACPT's assets must be held, directly or indirectly, in real estate assets, mortgages and mortgage related securities, government securities, and cash and cash equivalent items. The purpose of these transactions is to create an attractive investment vehicle the principal income of which is dividends from corporations, which should be a more attractive investment for pension funds and mutual funds than is IGC as a master limited partnership. ACPT will not have any operating income. Management expects that ACPT will have greater access to capital markets than IGC has had. In addition, ACPT will not be burdened with the operating losses and capital needs of AFH and IWT or the IGC wetlands litigation. The contemplated transactions will include (i) the transfer to ACPT of substantially all of IGC's U.S. community development, investment apartment property, property management services assets, its similar assets in Puerto Rico and its Puerto Rico homebuilding operations (the "Asset Transfers"), (ii) the distribution of all of the Common Shares of ACPT to the partners of IGC, including the IGC Unitholders (the "Distribution") and (iii) if necessary under the circumstances described herein, the liquidation of IGC through the orderly disposition over time of its remaining assets (the "Liquidation"). These transactions are sometimes collectively referred to herein as the "Restructuring."

          Concurrently, ACPT through its subsidiaries, American Housing and IGP, will offer to acquire all of the limited partnership interests held by investors in the U.S. and Puerto Rico housing partnerships, respectively (the "Exchange Offer"). In return, the investors will receive equity interests in American Housing and IGP that will be convertible into Common Shares of ACPT. The Restructuring is not conditioned upon completion of the Exchange Offer, but the Exchange Offer is conditioned on completion of the Asset Transfers and the Distribution. In addition, in connection with the Restructuring ACPT will seek to raise up to $40 million in additional equity capital through a private offering of preferred shares (the "Private Offering"). See "The Restructuring -- The Private Offering."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          For a graphical depiction of the transactions constituting the Restructuring, see "Organizational Charts."

RECOMMENDATION OF THE BOARD OF DIRECTORS OF IGMC.

          The Board of Directors of IGMC, by unanimous vote, has approved the Restructuring, believes that the terms of the Restructuring are in the best interests of the IGC Unitholders, and recommends that IGC Unitholders execute Consents approving the Restructuring. See "The IGC Consent Solicitation -- Recommendation of the Board of Directors of IGMC."

SOLICITATION OF CONSENTS.

          IGMC is soliciting the consent of the IGC Unitholders to the
Restructuring and has fixed the close of business on               , 1998 as the
record date for determination of IGC Unitholders entitled to vote on the Restructuring. The affirmative consent of (i) the holders of a majority of all of the issued and outstanding IGC Units, including IGC Units controlled by members of the Wilson Family, and (ii) holders of a majority of the Units voted on the Restructuring other than Units controlled by members of the Wilson Family, are required to approve the Restructuring. See "The IGC Consent Solicitation -- Required Consent."

          No meeting of IGC Unitholders will be held in order to vote on the Restructuring. IGC Unitholders may vote on the Restructuring only by completing
                                                              ----
and returning the enclosed consent card.  IGMC has fixed the close of business
on             , 1998 (the "Approval Date") as the date on which duly completed consent cards must be received by IGMC in order for the vote represented by such consent cards to be effective. Consent cards received by IGMC after the Approval Date will not be counted. If a consent card is signed and returned by the Approval Date without voting instructions, the holder of all IGC Units represented by the consent card will be considered to have consented to the approval of the Restructuring. IGMC may extend the Approval Date at its discretion. See "The IGC Consent Solicitation -- Voting, Appraisal Date and Revocation of Consent."

          Any consent card completed and returned may nevertheless be revoked by the person giving it by delivering notice of revocation of such consent, or a duly executed consent card bearing a later date, to the Secretary of IGMC at any time prior to the Approval Date. See "The IGC Consent Solicitation -- Voting, Approval Date and Revocation of Consent."

          Approval of the Restructuring will constitute the approval of each component of the Restructuring -- the Asset Transfers, the Distribution, and, if necessary, the Liquidation -- and no separate vote will be taken on any individual component. See "The IGC Consent Solicitation."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL ADVANTAGES OF THE RESTRUCTURING.

     Broader Market for Common Shares than for IGC Units.
     ---------------------------------------------------

          Limited partnership interests which require holders to recognize trade or business income and losses from partnership operations are generally not regarded as attractive investments for institutions such as mutual funds and pension funds. ACPT, as a holding company, will receive income principally in the form of dividends and distributions from its subsidiaries, and its Common Shares should be a more attractive investment for certain investors than IGC Units even though ACPT is expected to be treated as a partnership for federal income tax purposes. Enlarging the group of potential investors for ACPT Common Shares should produce a more liquid market than currently exists for IGC Units.

     No History of Wetlands Litigation.
     ---------------------------------

          IGC, which was convicted of federal Clean Water Act violations (which conviction is currently under appeal), will retain the four parcels of land that were involved in that litigation and the one additional parcel that was the subject of a civil suit that was dismissed without prejudice (collectively, the "Wetlands Properties"). None of the land to be transferred to ACPT was so implicated and ACPT is not a party to such proceedings. See "Legal
Proceedings -- IGC" and "IGC After the Restructuring -- Creditors Rights."

     No Adverse Financial Effects from AFH and IWT.
     ---------------------------------------------

          AFH and IWT have had operating losses and capital needs that have had adverse effects upon IGC's operating results and financial condition. These are expected to continue for the foreseeable future. Both AFH and IWT will remain as subsidiaries of IGC and thus their financial results will not affect ACPT. ACPT will have no obligation to provide financial support to AFH and IWT. See "IGC After the Restructuring -- Description of IGC's Continuing Business."

     Simplified Tax Reporting.
     ------------------------

          Because ACPT will derive income principally from dividends from corporations, the items to be reported for federal tax purposes by ACPT Shareholders generally will be limited to dividends and credits for withholding taxes paid by IGP Group in Puerto Rico. Shareholders will not have to report ordinary income or losses from trade or business activity as is currently the case with IGC. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

     Enhanced Financing Opportunities.
     --------------------------------

          The removal of the adverse financial effects of AFH and IWT and the absence of involvement in the wetlands litigation should provide ACPT with opportunities to obtain financing for its operations from banks and other lenders on terms that generally are more favorable than those currently available to IGC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Election of Trustees by Shareholders.
     ------------------------------------

          ACPT will be managed by its Board of Trustees, the members of which will be elected by ACPT shareholders. ACPT also will hold annual meetings of shareholders. See "Comparative Rights of IGC Unitholders and Shareholders."

          See "The Restructuring -- Principal Advantages of the Restructuring."

PRINCIPAL DISADVANTAGES OF THE RESTRUCTURING.

     Possible Delisting of IGC Units; Liquidation.
     --------------------------------------------

          IGC intends to take steps to continue the listing of the IGC Units on the AMEX and the PSE following the Restructuring, which may include a reverse split with respect to the outstanding IGC Units that may have the effect of increasing the trading price of IGC Units. However, continued listing may not be possible due to the disposition of a substantial portion of IGC's assets. If either listing is terminated, IGMC proposes that, as part of the Restructuring, IGC be dissolved and liquidated. Consent to the Restructuring will also constitute approval of the Liquidation in the event of a delisting by either exchange. The period of the Liquidation of IGC would be expected to last for a period of time no shorter than the period during which IGC remains on probation as a result of the wetlands litigation (if such litigation is not ultimately resolved in IGC's favor) and to enable IGC to satisfy obligations to its creditors. During the Liquidation period, IGC Units would be expected to trade on the over-the-counter market. However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding IGC Units following a delisting. See "Risk Factors -- Limited Trading Market for IGC; Possible Liquidation" and "The Restructuring -- Possible Liquidation of IGC."

     No Cash Distributions to IGC Unitholders.
     ----------------------------------------

          Unless IGC prevails in its appeal of the wetlands conviction, or IWT receives one or more contracts to develop a waste treatment facility, the operations and assets remaining with IGC after the Restructuring may not generate significant profits or enable IGC to make quarterly distributions to the IGC Unitholders. It is possible that IGC may recognize taxable income without generating sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholder's tax liability arising from their share of IGC taxable income.

     Tax Liabilities.
     ---------------

          Gain will be recognized by IGC on the transfer of its interest in IGP to IGP Group in an amount equal to the appreciation in certain property indirectly owned by IGP. It is estimated that approximately $6.8 million in gain will be recognized on this transfer. Gain also will be recognized by IGC on the transfer of certain interests in the U.S. Apartment Partnerships as a result of American Housing's assumption of liabilities in excess of the tax basis of the property contributed to American Housing. It is estimated that approximately $3.8 million

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

in gain will be recognized on this transfer. Each IGC Unitholder will recognize that IGC Unitholder's allocable share of such gain. Management is continuing to explore ways to minimize or eliminate the amount of gain to be recognized on the Asset Transfers. See "Income

Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of IGP Group -- Asset Transfers."

          In addition, the income of certain ACPT corporate subsidiaries will be subject to taxation at the subsidiary level.

     Restrictions on Accumulation of Common Shares.
     ---------------------------------------------

          In order to preserve American Rental's qualification as a REIT, ACPT's Declaration of Trust and Bylaws provide that a person (other than certain existing IGC Unitholders) may not directly or indirectly own more than 2% of the outstanding Common Shares. See "Income Tax Considerations -- Federal Income Tax Classification of American Rental."

          See "The Restructuring -- Principal Disadvantages of the
          Restructuring."

MECHANICS OF THE RESTRUCTURING.

     The Asset Transfers.
     -------------------

          ACPT acts as a self-managed holding company that owns all of the outstanding equity interests in American Land, American Management, and IGP Group and all of the common stock of American Rental. Through the Asset Transfers, IGC will transfer its principal real estate operations and assets to ACPT and these subsidiary entities. American Rental, through American Housing, will acquire IGC's partnership interests in United States investment apartment properties and its land in the United States presently intended for development as apartment properties. American Rental is expected to be taxed as a REIT. American Management will acquire IGC's United States property management services operations. American Management will be taxed as a corporation. American Land will acquire IGC's principal United States community development assets and operations, principally 4,500 acres of land in St. Charles, Maryland that is being developed as a planned community and IGC's interest in a partnership that is entitled to receive certain fees resulting from the 1988 sale of a cable television company. American Land is a Maryland corporation and will be taxed as a corporation. IGP Group will acquire IGC's interests in its affiliate IGP, which will continue to hold its partnership interests in Puerto Rico investment apartment properties, and in Puerto Rico management services, community development and homebuilding assets. IGP Group intends to qualify as a Puerto Rico special partnership that will be taxed as a corporation for U.S. tax purposes and as a partnership for Puerto Rico income tax purposes. The general partner interest in IGP currently held by James J. Wilson will be transferred to a subsidiary of ACPT. As a result, ACPT will own indirectly 100% of the partnership interests in IGP. See "The Restructuring --The Asset Transfers" and "Business and Properties of ACPT." See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of IGP Group -- Asset Transfers."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Distribution.
     ----------------

          Following the Asset Transfers, ACPT will issue to IGC sufficient Common Shares to enable IGC to make the Distribution. In the Distribution, IGC will distribute all Common Shares held by it to the IGC Unitholders and its general partners -- IGMC and IBC -- pro rata in accordance with their percentage partnership interests in IGC. Each IGC Unitholder will receive one Common Share for every two IGC Units held. The aggregate of approximately 5,200,000 Common Shares distributed to IGC Unitholders will equal 99% of the Common Shares outstanding immediately following the Distribution, corresponding to the IGC Unitholders' aggregate 99% partnership interest in IGC. Common Shares representing the remaining 1% of such Common Shares will be distributed to IGMC and IBC in accordance with their respective 1/3% and 2/3% partnership interests in IGC, with IGMC receiving approximately 17,500 Common Shares and IBC receiving approximately 34,500 Common Shares. See "The Restructuring -- The Distribution."

     Assets Retained by IGC.
     ----------------------

          After the Restructuring, IGC will continue to own certain assets that in management's view do not fit ACPT's business plan. These include the Wetlands Properties, certain parcels of land in Pomfret, Maryland, the Westbury community in St. Mary's County, Maryland ("Westbury"), and the Montclair community in Prince William County, Virginia ("Montclair"), a 50% interest in Brandywine Investment Associates L.P., which owns land in Brandywine, Maryland, the LDA Note, all of the shares of AFH and IWT, all of the voting stock of HDAMC, as well as fractional interests in HDA, Chastleton, and Coachman's L.P., and beneficial interest in the CWT Trust (collectively the "Retained Assets"). As a result of the wetlands conviction, the Wetlands Properties are encumbered by an obligation to impose a conservation easement and therefore may not be developed at present. Any encumbrances will be removed if the wetlands conviction is reversed. See "IGC After the Restructuring -- Description of IGC's Continuing Business."

POSSIBLE LIQUIDATION OF IGC.

          Management of IGC believes that the assets retained by IGC after the Restructuring will have substantial value that will permit IGC to finance its continuing operations. IGC expects to require approximately $3 million in financing during 1998. If this financing is obtained, IGC intends to take steps to continue the listing of the IGC Units on the AMEX and the PSE. Such actions may include a reverse split with respect to the outstanding IGC Units that may have the effect of increasing the trading price of IGC Units. Despite obtaining financing sufficient to fund IGC's continuing operations, continued listing may not be possible due to the disposition of a substantial portion of IGC's assets. Should this prove to be the case, it is management's view that IGC should be liquidated after the Restructuring. Accordingly, management proposes to liquidate IGC in the event that it is no longer possible to continue its listing on the American and Pacific exchanges. However, the final consummation of the Liquidation and dissolution of IGC would be subject to the relisting of IGC Units on the AMEX and PSE in the event that the wetlands litigation is ultimately resolved in IGC's favor. The period of the Liquidation of IGC would be expected to last for a period no shorter than the period of time during which IGC remains on probation as a result of the wetlands litigation (if such litigation is not ultimately resolved in IGC's favor) and to enable IGC to satisfy obligations to its creditors. During the Liquidation period, IGC Units would be expected to trade on the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

over-the-counter market. However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding IGC Units following a delisting. See "The Restructuring -- Possible Liquidation of IGC."

BACKGROUND OF THE RESTRUCTURING; CONSIDERATION OF ALTERNATIVES.

          For a description of the background of the Restructuring, see "The Restructuring -- Background of the Restructuring; Consideration of Alternatives."

THE PRIVATE OFFERING.

          In connection with the Restructuring, ACPT will seek to raise up to $40 million in additional equity capital through the Private Offering of preferred shares. Proceeds from the Private Offering would be used to pay down existing bank debt and for working capital. The terms of the preferred shares will be negotiated with purchasers, but they may include rights to preferred distributions, cumulative distributions, and/or liquidation preferences. The preferred shares also may be convertible into Common Shares at a negotiated conversion ratio. The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%. Regardless of the outcome of the Private Offering, the Wilson Family will take such other actions as may be necessary to reduce its percentage interest to below 40% in order to permit American Rental to qualify as a REIT. See "The Restructuring -- The Private Offering."

THE EXCHANGE OFFER.

          Concurrently with the Restructuring, American Rental, through American Housing, and IGP Group, through IGP, will offer to acquire all of the limited partnership interests held by investors in the U.S. and Puerto Rico apartment partnerships. In return, the investors will receive equity interests in American Housing and IGP Group that will be convertible into Common Shares of ACPT. See "The Restructuring -- The Exchange Offer."

NO DISSENTERS' APPRAISAL RIGHTS.

          Under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") and the Partnership Agreement of IGC, IGC Unitholders who object to the Restructuring will have no right to seek a judicial appraisal of the fair value of their IGC Units and to compel IGC to pay such amount in cash in exchange for their IGC Units as a consequence of the consummation of the Restructuring, nor will such rights be voluntarily accorded to IGC Unitholders by IGC. Thus, approval of the Restructuring by the requisite vote of IGC Unitholders will bind all IGC Unitholders, including those who object. See "The Restructuring -- No Dissenters' Appraisal Rights."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAX CONSEQUENCES OF THE RESTRUCTURING FOR U.S. UNITHOLDERS AND SHAREHOLDERS.

          IGC will recognize approximately $10.6 million in gain for federal tax purposes as a result of the Asset Transfers, and each IGC Unitholder will recognize that IGC Unitholder's share of such gain. IGC will not recognize gain or loss for federal tax purposes upon the Distribution. Following the Distribution, each Shareholder, in general, will take into account his allocable share of ACPT's taxable income or loss in computing his individual federal income tax liability. See "Risk Factors -- Tax Related Risks" and "Income Tax Considerations."

TAX CONSEQUENCES OF THE RESTRUCTURING FOR PUERTO RICO UNITHOLDERS AND SHAREHOLDERS.

          Puerto Rico Shareholders will recognize income upon the receipt of the Common Shares and cash distributed in lieu of fractional Shares distributed by IGC. The receipt of the Common Shares and cash will be taxable at ordinary income tax rates to the extent of earnings and profits of IGC or as non-taxable returns of capital or as gain from the sale or exchange of property, depending upon the circumstances of the distribution.

COMPARATIVE RIGHTS OF IGC UNITHOLDERS AND SHAREHOLDERS.

          As a result of the Restructuring, IGC Unitholders will receive Common Shares of ACPT and will continue to hold IGC Units. ACPT is a Maryland investment trust, and IGC is a Delaware limited partnership. The following table compares certain rights of IGC Unitholders currently to rights of holders of Common Shares if the Restructuring occurs. See "Comparative Rights of IGC Unitholders and Shareholders." When used in this table, "majority vote" means a majority of the IGC Units or Common Shares outstanding.

                        IGC UNITHOLDERS                                SHAREHOLDERS
RIGHT TO ELECT          No right to elect directors of IGMC.           Shareholders vote to elect Trustees;
MANAGEMENT              IGC Unitholder approval by majority            classified Board of Trustees with
                        vote is required to permit the voluntary       staggered three-year terms.
                        withdrawal of, or admission of a general
                        partner.

RIGHT TO REMOVE         The IGC Unitholders may remove any             Shareholders may remove members of
MANAGEMENT              general partner, with or without cause,        the Board of Trustees for cause by
                        by majority vote.                              majority vote and for any reason by
                                                                       two-thirds vote.

REQUIRED MINIMUM        IGC is required to distribute in cash 55%      ACPT is required to distribute an
DISTRIBUTION            of the net taxable income allocated to         amount equal to 45% of net taxable
                        IGC Unitholders.                               income allocated to Shareholders less
                                                                       the amount of certain taxes paid by
                                                                       ACPT.

OWNERSHIP
LIMITATIONS             There is no limitation on the number of        No Shareholder (except certain existing
                        IGC Units that any Unitholder may own.         IGC Unitholders) may own more than
                                                                       2% of the outstanding Common
                                                                       Shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GENERAL VOTING          IGC Unitholder approval by majority            Shareholder approval by majority vote
RIGHTS REGARDING        vote is required for (i) sale of all or        is required for (i) a sale of all or
GOVERNANCE              substantially all of the assets, (ii) merger   substantially all of ACPT's assets, (ii)
                        or consolidation, and (iii) certain            merger or consolidation of ACPT and
                        amendments to the Partnership                  (iii) removal of a Trustee for cause.
                        Agreement, including certain issuances of      The Board of Trustees has exclusive
                        additional limited partnership interests.      authority to increase or decrease the
                        IGMC has exclusive authority to issue          aggregate number of Common Shares
                        IGC Units without limitation as to             that the ACPT has authority to issue.
                        amount.

SUPERMAJORITY VOTING    Unanimous vote of IGC Unitholders is           A two-thirds vote of Shareholders is
RIGHTS                  required for certain actions, including        required to (i) remove Trustees other
                        actions that would cause loss of limited       than for cause, (ii) amend the
                        liability, treatment of IGC as a               Declaration of Trust (including
                        corporation for tax purposes, or, except       required minimum distribution
                        in the case of merger or dissolution,          provisions) and (iii) dissolve ACPT.
                        delisting of IGC Units from any national
                        securities exchange.  Approval by two-
                        thirds vote of IGC Unitholders (excluding
                        general partners and their affiliates) is
                        required for reduction of minimum
                        amount of cash flow required to be
                        distributed to IGC Unitholders.

DISSOLUTION             Requires consent of IGC Unitholders by         Requires approval of Shareholders by
                        majority vote, except for involuntary          two-thirds vote.
                        withdrawal of a general partner.

LIQUIDATION RIGHTS      IGC Unitholders share ratably in               Shareholders share ratably in any
                        accordance with percentage interests in        assets remaining after satisfaction of
                        any assets remaining after satisfaction of     obligations to creditors and any
                        obligations to creditors and any               liquidation preferences of Preferred
                        liquidation preferences of preferred           Shares.
                        Units.

          These substantive and procedural differences affect the rights of IGC Unitholders and holders of Common Shares. Specifically, as described in the table above, ACPT's policies with respect to investments, financings, affiliate transactions, and certain other activities may be amended or revised from time to time at the discretion of the Board of Trustees. As a result, although no such change is currently contemplated, the investment policies of ACPT may be altered so that ACPT no longer invests in apartment properties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY COMBINED HISTORICAL AND PRO FORMA FINANCIAL AND OPERATING DATA

     The following table presents summary historical combined financial data derived from ACPT's audited Combined Financial Statements for the three most recent years ended December 31, 1996 and unaudited Combined Financial Statements as of and for the six months ended June 30, 1997, and summary pro forma condensed combined financial information derived from ACPT's unaudited Pro Forma Combined Financial Data. ACPT's Combined Financial Statements present the financial position, results of operations and cash flows of ACPT as if it were a separate company operating for all the periods presented. The pro forma financial data set forth below may not necessarily be indicative of the results that would have been achieved had the transfer and distribution transactions been consummated as of the date indicated or that may be achieved in the future. The net asset values set forth below are management's estimate of the fair value of ACPT's net assets to its beneficial owners. The information in the table should be read in conjunction with "Selected Historical Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Pro Forma Combined Financial Data" and the Combined Financial Statements of ACPT included elsewhere herein. ACPT's fiscal year ends on December 31.

                      AMERICAN COMMUNITY PROPERTIES TRUST
                SUMMARY COMBINED FINANCIAL AND OPERATING DATA
       (In thousands, except for per share, lot, acre and unit amounts)

                                    SIX MONTHS ENDED JUNE 30,                YEAR ENDED DECEMBER 31,
                                   --------------------------       -----------------------------------------
                                   PRO FORMA (1)   HISTORICAL       PRO FORMA (1)           HISTORICAL
                                   -------------   ----------       -------------    ------------------------
                                       1997            1997            1996           1996      1995     1994
                                       ----            ----            ----           ----      ----     ----
                                   (UNAUDITED)     (UNAUDITED)     (UNAUDITED)
INCOME STATEMENT DATA:
Revenues                               $ 25,154     $ 13,201        $ 69,615        $ 43,692  $27,363  $34,899
Expenses                                 23,763       11,390          53,170          26,139   21,500   26,566
Income taxes                                645            8           3,760           3,424    1,369    3,304
Minority interest                           (76)         (13)         (2,406)           (306)    (511)    (680)
Net income (2)                              670        1,790          10,279          12,891    3,983    4,349
Pro forma earnings per share (3)           0.13         0.35            1.98            2.49     0.77     0.85
Pro forma weighted average
  shares outstanding (3)                  5,180        5,180           5,180           5,180    5,179    5,114

                                                              AS OF DECEMBER 31,
                                     AS OF JUNE 30, 1997           1996
                               -----------------------------  ------------------
                               PRO FORMA (1)      HISTORICAL       HISTORICAL
                               -------------      ----------  ------------------
                               (UNAUDITED)        (UNAUDITED)
BALANCE SHEET DATA:
Total assets                      $228,794          $116,958       $121,243
Recourse debt                       49,475            39,350         42,482
Total liabilities                  224,521            98,442        102,826
Capital                              4,273            18,516         18,417

                                             AS OF DECEMBER 31, 1996
                                           ---------------------------
                                                  (UNAUDITED)
Net asset value ("NAV") (4)                         $109,694
Pro forma NAV per share (3,4)                       $  21.18
Pro forma shares outstanding (3,4)                     5,180
NAV assuming Exchange Offer
  is completed (4)                                  $141,862
Pro forma NAV per share assuming
  Exchange Offer is completed (3,4)                 $  21.18
Pro forma shares outstanding
  assuming Exchange Offer is
  completed (3,4)                                      6,699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             SIX MONTHS
                                             ENDED JUNE 30,           YEAR ENDED DECEMBER 31,
                                             --------------    ----------------------------------
                                                1997             1996          1995          1994
                                                ----             ----          ----          ----
                                             (UNAUDITED)
OTHER FINANCIAL DATA:
Cash flow provided by (used in) -
  Operating activities                          5,635           15,964        (5,368)       14,421
  Investing activities                         (1,349)            (426)        3,635        (3,690)
  Financing activities                         (4,884)         (16,777)        4,037       (11,428)

                                             (UNAUDITED)     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
Funds from operations ("FFO") (5)             $  2,912       $  15,424      $  5,462      $  5,772
Earnings before interest, taxes,
  depreciation and amortization
  ("EBITDA") (6)                                 6,378          32,351        15,355        16,816

                                             SIX MONTHS
                                             ENDED JUNE 30,           YEAR ENDED DECEMBER 31,
                                             --------------    ----------------------------------
                                                1997             1996          1995          1994
                                                ----             ----          ----          ----
                                             (UNAUDITED)
OTHER OPERATING DATA (7):
Rental apartment units managed                  8,139           8,139         8,085         8,085
Rental apartment units owned                    5,291           5,291         6,155         6,155
Residential lots sold                              46             406           113           101
Residential lots transferred to company's
  rental property operations                       --              --            54            --
Commercial and business park acres                  9               5            20            76
Undeveloped acres sold                            381              --             2            20


(1) Reflects the (i) consumation of the Distribution; (ii) the Exchange Offer; and (iii) closing of the Banc One financing. See "ACPT Pro Forma Financial Statements."
(2) The net income for 1996 includes a $932,000 reduction for the extraordinary item - early extinguishment of debt.
(3) Pro Forma earnings per share were based on pro forma shares outstanding as determined by dividing IGC's weighted average Units outstanding by the Unitholders' percent ownership, 99%, and dividing the result by two.
(4) Estimated by management based on appraisals of land assets, valuations of interests in apartment partnerships, management contracts and other assets net of liabilities, exclusive of accrued income taxes. Such determinations have been reviewed and considered by Robert A. Stanger & Co. Inc. in connection with the issuance of the fairness opinion. See "Appraisals" and "The Exchange Offer."
(5) Modified - See "Management's Discussion and Analysis of Financial Condition and Results of Operations."
(6) EBITDA was calculated by adding back to combined net income the interest expense, provisions for taxes, amortization of interest in cost of sales, depreciation and amortization and ACPT's share of its unconsolidated susidiaries' interest expense and depreciation and amortization. EBITDA should not be considered an alternate to net income, cash flows from operations, or any other operating or liquidity performance measure prescribed by generally accepted accounting principals ("GAAP").
(7) See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

--------------------------------------------------------------------------------

                     RISK FACTORS AND OTHER CONSIDERATIONS

          Prospective investors in Common Shares should consider a number of factors that may bear on the value of the Common Shares, the amount of cash distributions to the Shareholders, and other matters affecting an investment in Common Shares. These factors include the matters described below.


                              RESTRUCTURING RISKS

NO DISSENTERS' APPRAISAL RIGHTS.

          IGC Unitholders who object to the Restructuring will have no dissenters' appraisal rights (i.e., the right, instead of receiving Common
                              ----
Shares, to seek a judicial determination of the "fair value" of their IGC Units and to compel IGC to purchase IGC Units for cash in that amount) under Delaware law or the Partnership Agreement of IGC, nor will such rights be voluntarily accorded to the IGC Unitholders. All IGC Unitholders will be bound by the vote of IGC Unitholders owning a majority of the outstanding IGC Units and a majority of the votes cast by IGC Unitholders not affiliated with the Wilson Family, and objecting IGC Unitholders will have no alternative to receipt of the Common Shares in the Restructuring other than selling their IGC Units in the market. See "The IGC Consent Solicitation."

CONTROL OF ACPT.

          Through their control of certain of the Shareholders, members of the Wilson Family will be able to exert substantial control over votes on matters affecting ACPT. However, members of the Wilson Family collectively will not own a majority interest in ACPT. See "The Restructuring -- The Private Offering."

CONFLICTS OF INTEREST.

          ACPT is subject to various conflicts of interest arising out of its relationships with certain Shareholders, members of Management, and their affiliates. As a result of these conflicts of interest, certain actions or decisions by these parties may have an adverse effect on the interests of the Shareholders. ACPT has adopted a policy that it will not, without the approval of a majority of independent Trustees, (i) acquire from or sell to any Trustee, officer, employee, or Shareholder who owns more than 2% of the Common Shares (an "Affiliated Shareholder") or any entity in which a Trustee, officer, employee or Affiliated Shareholder of ACPT beneficially owns more than a 1% interest, or any affiliate of any of the foregoing, any property or other assets of ACPT, (ii) make any loan to or borrow from any of the foregoing persons, or (iii) engage in any other transaction with any of the foregoing persons. See "Business and Properties of ACPT -- Policies with Respect to Certain Activities -- Affiliate Transaction Policy."

ABSENCE OF EXISTING TRADING MARKET FOR COMMON SHARES.

          Prior to this Distribution, there will be no public market for the Common Shares or any securities of ACPT. Although ACPT intends to apply for listing of the Common Shares on the AMEX and the PSE, no assurance can be given that such listing will occur and, if so, that a trading market will develop.

LIMITED TRADING MARKET FOR IGC UNITS; POSSIBLE LIQUIDATION.

          As a result of the disposition of a substantial portion of IGC's assets in the Restructuring, the IGC Units may no longer qualify for listing on the AMEX and the PSE. Management of IGC believes that the assets retained by IGC after the Restructuring will permit IGC to continue significant operations and IGC intends to take steps to continue the listing of the IGC Units on the AMEX and the PSE. Such actions may include a reverse split with respect to the outstanding IGC Units that may have the effect of increasing the trading price of IGC Units. However, if the IGC Units are delisted from either exchange IGC may be dissolved and liquidated over a period which shall be no shorter than the duration of the probation of IGC as a result of the wetlands litigation (if such litigation is not ultimately resolved in IGC's favor) during which time the IGC Units would be expected to trade in the over-the-counter market. However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding IGC Units following a delisting. Even if the IGC Units remain listed, the Restructuring may have an adverse effect upon the liquidity of the trading market for the IGC Units. See "The Restructuring -- Possible Liquidation of IGC" and "IGC After the Restructuring -- Listing of IGC Units."

CHANGE IN VALUE OF SECURITIES.

          It is possible that the aggregate of the prices at which the Common Shares and IGC Units trade after the Distribution (whether or not IGC is liquidated) may be less than the price at which the IGC Units traded prior to the Distribution. However, management of IGC and ACPT believe that the combined trading price of the Common Shares and the IGC Units after the Distribution will exceed the trading price of the IGC Units prior to the Distribution.

FAILURE OF AMERICAN RENTAL TO QUALIFY AS A REIT.

          If American Rental fails to qualify as a REIT, then it will be taxed as a corporation. In such event, American Rental would be liable for certain federal, state and local income taxes. However, the recommendation of IGMC that IGC Unitholders vote in favor of the Restructuring is premised on steps being taken to qualify American Rental as a REIT. See "-- Tax Related Risks -- Classification of American Rental as a REIT."

ANTITAKEOVER EFFECTS.

          The provisions of ACPT's Declaration of Trust on classification of the Board of Trustees, restrictions on the transfer of Common Shares, the ability to issue preferred shares, certain control share acquisition and business combination statutes applicable to ACPT could have the affect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for holders of Common Shares or otherwise be in their best interest. See "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

          To ensure that American Rental will not fail to qualify as a REIT under the ownership limit and other tests under the Code, ACPT's Declaration of Trust, subject to certain exceptions, authorizes the trustees to take such actions as are necessary and desirable to preserve American Rental's qualification as a REIT and to limit any person (other than certain current IGC Unitholders) to direct or indirect ownership of no more than 2% of the outstanding Common Shares (the "Ownership Limit"). The foregoing restrictions on transferability and ownership will continue to apply until (i) the Board of Trustees determines that it is no longer in the best interests of ACPT for American Rental to attempt to qualify, or to continue to qualify, as a REIT and
(ii) there is an affirmative vote of two-thirds of the votes entitled to be cast on such matter at a regular or special meeting of the Shareholders. The Ownership Limit may have the effect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for the Common Shares or otherwise be in the best interest of the Shareholders. See "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

POTENTIAL EFFECTS OF ISSUANCE OF ADDITIONAL SHARES.

          ACPT's Declaration of Trust authorizes the Board of Trustees to (i) amend the Declaration of Trust, without shareholder approval, to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class, including Common Shares, that ACPT has the authority to issue, (ii) cause the company to issue additional authorized but unissued Common or Preferred Shares and (iii) classify or reclassify any unissued Common Shares and Preferred Shares and to set the preferences, rights and other terms of such classified or unclassified shares. ACPT intends to issue in the Private Offering Preferred Shares, the terms of which will be negotiated with the purchasers but may include rights to preferential distributions, cumulative distributions and/or liquidation preferences. See "The Restructuring -- The Private Offering." In addition, ACPT may issue up to 1,519,488 Common Shares to the limited partners of the U.S. and Puerto Rico Apartment Partnerships in connection with the Exchange Offer. See "The Restructuring -- The Exchange Offer."

          Although the Board of Trustees has no such intention to do so at the present time, it could establish a class or series of shares of beneficial interest that could, depending on the terms of such series, delay, defer or prevent a transaction or a change in control of ACPT that might involve a premium price for the Common Shares or otherwise be in the best interest of the Shareholders. See "Description of Shares of Beneficial Interest" and "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

DEPENDENCE ON KEY PERSONNEL; WITHDRAWAL OF JAMES J. WILSON FROM MANAGEMENT.

          ACPT is dependent on the efforts of its executive officers, particularly Messrs. J. Michael Wilson, Edwin L. Kelly, Francisco Arrivi Cros and Paul Resnik. The loss of their services could have an adverse effect on the operations of ACPT. Prior to the Restructuring, each of Messrs. Kelly, Arrivi and Resnik will enter into an employment agreement with ACPT. Certain assets of IGC are not being contributed to ACPT and certain of the executive officers of ACPT, including Messrs. Wilson and Kelly, may devote some of their management time towards those excluded assets. See "Management."

          In addition, James J. Wilson, the current Chief Executive Officer of IGC, will not be a Trustee or officer of ACPT. The loss of Mr. Wilson's management services could have an adverse effect on the operations of ACPT. However, in order to provide continuity of management Mr. Wilson will enter into a consulting agreement with ACPT pursuant to which he will provide limited consulting services over a period of ten years following the Restructuring. See "Transactions with Related Parties -- Consulting Agreement."

CHANGE IN THE RIGHTS OF IGC UNITHOLDERS.

          The rights of Shareholders will differ from the rights of IGC Unitholders in several material respects. In particular, Common Shareholders cannot exercise control over ACPT, which has no partners, as they can IGC by removing a general partner by majority vote. However, Shareholders will vote annually to elect approximately one third of the Trustees and they can remove any Trustee for cause by a majority vote and for any reason by two-thirds vote. ACPT is obligated to distribute annually an amount equal to 45% of net taxable income allocated to Shareholders less the amount of certain taxes paid by ACPT, whereas as IGC is obligated to distribute 55% of net taxable income. In addition, no Shareholder (except certain existing IGC Unitholders) may own more than 2% of the outstanding Common Shares. See "Comparative Rights of IGC Unitholders and Shareholders."

POSSIBLE ADVERSE EFFECT OF MARKET INTEREST RATES ON PRICE OF COMMON SHARES.

          One of the factors that will influence the market price of the Common Shares in public markets will be the annual distribution rate on the Common Shares. An increase in market interest rates may lead prospective purchasers of the Common Shares to disinvest in ACPT in favor of higher yielding investments which may adversely affect the market price of the Common Shares.

ERISA RISKS.

          The Employment Retirement Income Security Act of 1974, as amended ("ERISA") and section 4975 of the Code prohibit certain transactions that involve (i) certain pension, profit-sharing, employee benefit, or retirement plans or individual retirement accounts (each, a "Plan") and (ii) the assets of a Plan. A "party in interest" or "disqualified person" with respect to a Plan will be subject to (x) an initial 5% excise tax on the amount involved in any prohibited transaction involving the assets of the Plan and (y) an excise tax equal to 100% of the amount involved if any prohibited transaction is not corrected. Consequently, the fiduciary of a Plan contemplating an investment in the Common Shares should consider whether ACPT, any other person associated with the issuance of the Common Shares, or any affiliate of the foregoing is or might become a "party in interest" or "disqualified person" with respect to the Plan. In such a case, the acquisition or holding of Common Shares by or on behalf of the Plan could be considered to give rise to a prohibited transaction under ERISA and the Code.

          Regulations of the Department of Labor that define "plan assets" (the "Plan Asset Regulations") provide that in some situations, when a Plan acquires an equity interest in an entity, the Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless one or more exceptions specified in the Plan Asset Regulations are satisfied. In such a case, certain transactions that ACPT might enter into in the ordinary course of its business and operations might constitute "prohibited transactions" under ERISA and the Code. The assets of ACPT should not be deemed to be "plan assets" of any Plan that invests in the Common Shares.

APPROVALS REQUIRED TO EFFECT THE RESTRUCTURING.

          In addition to obtaining the approval of the IGC Unitholders, the consummation of the Restructuring is subject to obtaining the approvals of certain government entities, including HUD, certain of IGC's lenders, and certain of the limited partner investors in the U.S. Apartment Partnerships. Management of IGC expects to obtain all necessary approvals in a timely manner. However there can be no assurance that such approvals will be obtained on terms and conditions acceptable to IGC. See "The Restructuring -- Approvals Required to Effect the Restructuring."

                          REAL ESTATE FINANCING RISKS

          Following the Restructuring, the business of ACPT will be subject to certain real estate financing risks that currently affect the business of IGC, including the following:

RISING INTEREST RATES.

          ACPT has, and may in the future incur, indebtedness that bears interest at variable rates. Any increase in variable rates would adversely affect ACPT's cash flow and the amounts available for distributions to Shareholders. ACPT may in the future engage in transactions to limit its exposure to rising interest rates as appropriate and cost effective.

DEBT FINANCING AND POTENTIAL ADVERSE EFFECTS ON CASH FLOWS AND DISTRIBUTIONS.

          ACPT will be subject to risks normally associated with debt financing, including the risk that ACPT's cash flow will be insufficient to pay distributions at expected levels and meet required payments of principal and interest, the risk that indebtedness on the apartment properties (which will not have been fully amortized at maturity in all cases) will not be able to be refinanced or that the terms of such refinancing will not be as favorable as the terms of existing indebtedness. Upon consummation of the Restructuring, ACPT expects to have outstanding indebtedness of approximately $91,000,000 (which does not include aggregate unconsolidated debt of the U.S. and Puerto Rico Apartment Partnerships of $116,000,000 that will be consolidated for financial reporting purposes if the Exchange Offer is completed). If principal payments due at maturity cannot be refinanced, extended, or paid with proceeds of other capital transactions, such as the issuance of Preferred Shares in the Private Offering, ACPT expects that its cash flow will not be sufficient in all years to pay distributions at expected levels and to repay all maturing debt. Furthermore, if prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, the interest expense relating to such refinanced indebtedness would increase, which would adversely affect ACPT's cash flow and the amounts available for distributions to its Shareholders. If a property or properties are mortgaged to secure payment of indebtedness and ACPT is unable to meet mortgage payments, the property could be foreclosed upon by or otherwise transferred to the mortgagee with a consequent loss of income and asset value to ACPT.

CONSTRUCTION LOANS AND RISKS ASSOCIATED WITH SALE OR FORECLOSURE.

          If new developments are financed through construction loans, there is a risk that upon completion of construction, permanent financing for newly developed properties may not be available or may be available only on disadvantageous terms. In the event that ACPT is unable to obtain permanent financing for a developed property on favorable terms, it could be forced to sell such property at a loss or the property could be foreclosed upon by the lender and result in loss of income and asset value to ACPT.

CHANGES IN POLICIES WITHOUT SHAREHOLDER APPROVAL.

          The investment, financing, borrowing and distribution policies of ACPT and its policies with respect to all other activities, including growth, capitalization and operations, will be determined by the Board of Trustees. Although ACPT's Board of Trustees has no present intention to do so, these policies may be amended or revised at any time and from time to time at the discretion of the Board of Trustees without a vote of the shareholders of ACPT. A change in these policies could adversely affect ACPT's financial condition, results of operations or the market price of the Common Shares. See "Business and Properties of ACPT -- Policies with Respect to Certain Activities."

                         REAL ESTATE INVESTMENT RISKS

          Following the Restructuring, the business of ACPT will be subject to certain real estate investment risks that currently affect the business of IGC, including the following:

GENERAL RISKS.

          Real property investments are subject to varying degrees of risk. The yields available from equity investments in real estate depend in large part on the amount of income generated and expenses incurred. If ACPT's assets do not generate revenues sufficient to meet operating expenses, including debt service, development costs, tenant improvements, leasing commissions and other capital expenditures, ACPT may have to borrow additional amounts to cover fixed costs and ACPT's cash flow and ability to make distributions to its Shareholders will be adversely affected.

          The community development and homebuilding businesses of ACPT will continue to be influenced by the risks generally incident to the real estate business, which is affected by many factors. These include the level of interest rates (which will affect the availability, cost and terms of both short- and long-term financing for ACPT and other homebuilders and developers and long-term financing for potential purchasers of homes and apartment projects) and changes in the national economy and in the local economies in which ACPT will operate. Although such factors are generally favorable at present, any sharp rise in interest rates or downturn in the national or local economy can be expected to have an adverse effect on ACPT's operations and profitability. Such factors have tended to be cyclical in nature. Other factors that could affect ACPT's business include the availability of materials and labor and changes in the costs thereof, the availability of adequate land for residential development and consumer preferences and demands in relation to the ownership of housing and the relative economics of owning and renting, curtailments of access to or unavailability of sewer or water connections due to local moratoria, and the possible adverse effects of legislative, regulatory, administrative, judicial or enforcement changes or other actions that may arise in the future at the national, state or local levels in the areas, among others, involving tax laws, environmental controls and rent regulations. These factors also effect, to some degree, ACPT's management services operations and the value of its real estate holdings. The business of ACPT also will be affected by competition from other residential homebuilders and land developers, some of which have greater experience and resources than ACPT, and from sellers of existing homes and developed lots, and from condominium conversions.

          ACPT's revenues and the value of its rental properties may be adversely affected by a number of factors, including the national, state and local economic climate and real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); the perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owner to provide adequate management, maintenance and insurance; the ability to collect on a timely basis all rent from tenants; the expense of periodically renovating, repairing and reletting spaces; and increasing operating costs (including real estate taxes and utilities) which may not be passed through to tenants. Certain significant expenditures associated with investments in real estate (such as mortgage payments, real estate taxes, insurance and maintenance costs) are generally not reduced when circumstances cause a reduction in rental revenues from the property. In addition, real estate values and income from properties are also affected by such factors as compliance with laws, including tax laws, interest rate levels and the availability of financing. Also, the amount of available net rentable square feet of commercial property is often affected by market conditions and may therefore fluctuate over time.

OPERATING RISKS.

          ACPT's rental apartment properties are subject to operating risks common to rental apartments in general, any and all of which may adversely affect occupancy or rental rates. The apartment properties are subject to increases in operating expenses such as cleaning, electricity, heating, ventilation and air conditioning, elevator repair and maintenance, insurance and administrative costs, and other general costs associated with security, landscaping, repairs and maintenance. If operating expenses increase, the local rental market may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. While ACPT implements cost-saving incentive measures at each of its apartment properties, ACPT's ability to make distributions to Shareholders could be adversely affected if operating expenses increase without a corresponding increase in revenues.

DEVELOPMENT OF ST. CHARLES.

          ACPT's interest in St. Charles, in which more than 4,500 acres of land remain to be developed, is one of ACPT's most valuable assets. ACPT's success in large part will be dependent upon the continued successful development of St. Charles. In addition to the risks generally incident to real estate businesses, there are particular risks associated with the development of St. Charles. These risks include (i) the need to obtain additional zoning and other approvals of the Planning Commission and the County Commissioners of Charles County, Maryland (the "Planning Commission", the "County Commissioners" and the "County," respectively) to permit the full development of St. Charles; (ii) the possibility that the continued and timely development of St. Charles may be affected by environmental laws and regulations applicable to "wetlands"; and
(iii) the failure or delay of other residential, commercial and industrial developers active in the area to proceed with projects that would be beneficial to ACPT. St. Charles has been zoned as a planned unit development that allows construction of approximately 24,730 housing units and 1,390 acres of commercial and industrial development. The County has agreed to provide sufficient water and sewer connections for all housing units remaining to be developed in St. Charles. However, IGC, SCA and ACPT are involved in litigation with the County regarding the cost of water and sewer fees and impact fees previously paid by IGC and SCA. See "Litigation -- IGC -- Other Litigation."

          As has been the case in other areas of the country, concerns also have been raised recently regarding the future development of land in St. Charles owned by ACPT and others that may be classified as wetlands. (The U.S. Army Corps of Engineers (the "Corps") regulations define "wetlands" as areas saturated by surface or ground water sufficient to support vegetation typically adapted for life in saturated soil conditions.) However, ACPT obtains jurisdictional determinations from the Corps prior to development of any properties and has developed certain environmental policies and procedures to avoid violations. While ACPT does not believe that any of the foregoing factors will materially adversely affect the planned development of St. Charles on a timely basis, no assurance can be made that this will be the case. See "Business and Properties of ACPT -- Community Development" and "Legal Proceedings."

TERMINATION OF HUD SUBSIDY CONTRACTS; NEW APARTMENT DEVELOPMENT.

          To the extent subsidized units continue to comprise a major portion of its apartment properties historically, changes in government regulations could significantly affect the status of the ACPT's existing U.S. and Puerto Rico apartment properties and its development of future projects. The federal government has virtually eliminated subsidy programs for new construction of low and moderate income housing by profit-motivated developers such as ACPT. Historically, a large portion of the apartment projects undertaken by IGC, particularly in Puerto Rico, have been supported by federal rent subsidies. No new construction of apartment projects is expected in Puerto Rico and any new apartment properties developed by ACPT in the United States most likely will offer market rate rents which may adversely affect the ability of ACPT to successfully rent such properties. New rental apartment projects also may be affected by certain newly enacted tax law changes.

          The subsidy contracts for ACPT's existing investment apartment properties are scheduled to expire between 1997 and 2020. Under a recently enacted law, such contracts may be renewed by the United States Department of Housing and Urban Development ("HUD") on a year to year basis and ACPT may seek to have expiring subsidy contracts for certain properties renewed. Alternatively, ACPT may convert to condominiums those apartment properties in Puerto Rico the subsidy contracts for which expire over the next several years. Two such conversions are currently in progress. However, because the Code rules governing REITs would impose a substantial tax penalty on any conversion of ACPT's U.S. apartment properties into condominiums, ACPT does not intend to convert any U.S. apartment properties with subsidy contracts that expire in the near future. ACPT intends to offer units in such properties for rent at market rates, which may adversely affect the occupancy rates in such properties. See "Business and Properties of ACPT -- Condominium Conversions."

COMPETITION.

          Real estate development carries risks from competition by other entities and fluctuations in the housing market. ACPT's apartments in St. Charles that have market rate rents are impacted by the supply and demand for competing rental apartments in the area. Likewise, the local housing market affects performance: when for-sale housing becomes more affordable due to lower mortgage interest rates or softening home prices, this can adversely impact the performance of rental apartments. ACPT's land development for home sales also faces competition. The number of residential building permits issued by Charles County has increased yearly from 1993, and there are approximately 30 subdivisions competing for new home buyers within five miles of St. Charles. Competition in the San Juan metropolitan area with ACPT's Parque Escorial planned community for lot sales for residential building comes primarily from small-scale condominium projects, as Parque Escorial is one of only two master planned communities currently under development in the area. See "Business and Properties of ACPT."

POSSIBLE ENVIRONMENTAL LIABILITIES.

          Under various federal, state, and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of remediation of hazardous or toxic substance on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of hazardous substances at the disposal or treatment facility, whether or not such facility is or ever was owned or operated by such person. Certain environmental laws and common law principles could be used to impose liability for release of and exposure to hazardous substances, including asbestos-containing materials ("ACMs") into the air, and third parties may seek recovery from owners or operators of real properties for personal injury or property damage associated with exposure to released hazardous substances, including ACMs. Management of ACPT believes that its properties and operations in St. Charles will not be materially adversely affected by hazardous or toxic substances on such properties. Phase I Environmental Site Assessments have been prepared for substantially all undeveloped parcels in St. Charles which revealed no significant environmental concerns. Remediation has been completed at three sites in Parque Escorial and the Puerto Rico Department of Natural Resources has determined that such sites no longer contain environmental hazards. In addition, approximately ten acres of land in Canovanas that is used as a burial ground for horses may not be developed for a period of five years after burials cease. Environmental assessments prepared for the remaining undeveloped land in Parque Escorial and Canovanas revealed no significant environmental concerns.

EFFECT OF AMERICANS WITH DISABILITIES ACT COMPLIANCE ON CASH FLOW AND DISTRIBUTION.

          Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations and commercial facilities are required to meet certain federal requirements related to access and use by disabled persons. Compliance with the ADA requirements could require removal of access barriers and non-compliance could result in imposition of fines by the U.S. government or an award of damages to private litigants. Although ACPT believes that its properties are substantially in compliance with these requirements, a determination that ACPT is not in compliance with the ADA could result in the imposition of fines or an award of damages to private litigants. If ACPT were required to make unanticipated expenditures to comply with the ADA, ACPT's cash flow and the amounts available for distributions to its shareholders may be adversely affected.

CHANGE IN LAWS.

          Because increases in income, service or transfer taxes are generally not passed through to tenants under leases, such increases may adversely affect ACPT's cash flow and its ability to make distributions to shareholders. ACPT's properties also are subject to various federal, state and local regulatory requirements and to state and local fire and life-safety requirements. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or awards of damages to private litigants. ACPT believes that its properties are currently in compliance with all such regulatory requirements. However, there can be no assurance that these requirements will not be changed or that new requirements will not be imposed which would require significant unanticipated expenditures by ACPT and could have an adverse effect on ACPT's cash flow and expected distributions.

UNINSURED LOSS.

          ACPT will initially carry comprehensive liability, fire, flood, (where appropriate), extended coverage and rental loss insurance with respect to its properties with policy specifications and insured limits customarily carried for similar properties. There are, however, certain types of losses (such as from hurricanes, wars or earthquakes) that may be either uninsurable, only partially insurable, or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, ACPT could lose both its capital invested in a property, as well as the anticipated future revenue from such property, and would continue to be obligated on any mortgages indebtedness or other obligations related to the property. Any such loss would adversely affect the business of ACPT and its financial condition and results of operations.

RISKS INVOLVED IN PROPERTY OWNERSHIP THROUGH PARTNERSHIPS AND JOINT VENTURES.

          ACPT participates with other entities in property ownership through joint ventures or partnerships. Partnership or joint venture investments may, under certain circumstances, involve risks not otherwise present, including the possibility that ACPT's partners or co-venturers might at any time have economic or other business interests or goals that are inconsistent with the business interests or goals of ACPT, and that such partners or co-venturers may be in a position to take action contrary to the instructions or the requests of ACPT or contrary to ACPT's policies or objectives, including ACPT's policy with respect to maintaining American Rental's qualification as a REIT. ACPT will, however, seek to maintain sufficient control of such partnerships or joint ventures to permit ACPT's business objectives to be achieved. There is no limitation under ACPT's organizational documents as to the amount of available funds that may be invested in partnerships or joint ventures.

          In addition, ACPT may in the future acquire either a limited partnership interest in a property partnership without partnership management responsibility or a co-venturer interest or co-general partnership interest in a property partnership with shared responsibility for managing the affairs of a property partnership or joint venture and, therefore, will not be in a position to exercise sole decision-making authority regarding the property partnership or joint venture.

RISKS ASSOCIATED WITH ILLIQUIDITY OF REAL ESTATE.

          Equity real estate investments are relatively illiquid. Such illiquidity will tend to limit the ability of ACPT to vary its portfolio promptly in response to changes in economic or other conditions. In addition, the Code limits the ability of a REIT to sell properties held for fewer than four years, including converting apartment properties into condominiums, which may affect American Rental's ability to sell properties without adversely affecting returns to holders of Common Shares.

RISKS ASSOCIATED WITH ACQUISITION, REDEVELOPMENT, DEVELOPMENT AND CONSTRUCTION.

          ACPT intends to acquire residential properties to the extent that they can be acquired on advantageous terms and meet ACPT's investment criteria. Acquisitions of residential properties entail risks that investments will fail to perform in accordance with expectations. Estimates of the costs of improvements to bring an acquired property up to standards established for the market position intended for that property may prove inaccurate. In addition, there are general investment risks associated with any new real estate investment.

          ACPT intends to continue redevelopment, development and construction of residential buildings. Risks associated with ACPT's redevelopment, development and construction activities may include: abandonment of redevelopment or development opportunities; construction costs of a property exceeding original estimates, possibly making the property uneconomical; occupancy rates and rents at a newly renovated or completed property may not be sufficient to make the property profitable; financing may not be available on favorable terms for redevelopment or development of a property; permanent financing may not be available on lease-up or a project may not be completed on schedule, resulting in increased debt service activities; and most development projects, regardless of whether they are ultimately successful, typically require a substantial portion of management's time and attention. Redevelopment or development activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, occupancy and other required governmental permits and authorizations.


                               TAX RELATED RISKS

ASSET TRANSFERS.

          Management intends to structure the Asset Transfers in the most tax efficient manner consistent with applicable law and the business objectives of ACPT and IGC. Gain will be recognized by IGC on the transfer of its interest in IGP to IGP Group in an amount equal to the appreciation in certain property indirectly owned by IGP. It is estimated that approximately $6.8 million in gain will be recognized on this transfer. Gain also will be recognized by IGC on the transfer of certain interests in the U.S. Apartment Partnerships as a result of American Housing's assumption of liabilities in excess of the tax basis of the property contributed to American Housing. It is estimated that approximately $3.8 million in gain will be recognized on this transfer.

Each IGC Unitholder will recognize that IGC Unitholder's allocable share of such gain. Management is continuing to explore ways to minimize or eliminate the amount of gain to be recognized on the Asset Transfers. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of IGP Group -- Asset Transfers."

CORPORATE LEVEL TAXES.

          Prior to the Restructuring, IGC has had no significant federal tax obligations because entities treated as partnerships for federal tax purposes are not subject to income taxes at the entity level. After the Restructuring, certain activities that were previously conducted through partnership entities will be contributed to corporations or other entities treated as corporations for federal tax purposes. Although Management has attempted in the Restructuring to reduce the "double" taxation that generally occurs when a corporation distributes its profits to its Shareholders, significant amounts of corporate-level taxes may be imposed upon American Land and American Management, and could be imposed upon American Rental if it does not qualify as a REIT and upon ACPT if it does not qualify as a partnership for federal tax purposes. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

CLASSIFICATION OF AMERICAN RENTAL AS A REIT.

          American Rental intends to elect to be treated as a REIT for federal tax purposes. Counsel is of the opinion that (i) American Rental has been organized in conformity with the requirements for qualification as a REIT beginning with its taxable year ending December 31, 1998, and (ii) its proposed method of operations described in this Information Statement/Prospectus will enable it to satisfy the requirements for such qualification. The rules governing REITs are highly technical and require ongoing compliance with a variety of tests that depend, among other things, on future operating results. Counsel will not monitor American Rental's compliance with these requirements. While American Rental intends to satisfy these tests, no assurance can be given that American Rental will qualify as a REIT for any particular year, or that the applicable law will not change and adversely affect American Rental, ACPT, and its Shareholders. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of American Rental -- Failure to Qualify as a REIT."

          If American Rental does not qualify as a REIT, it would be classified as an association taxable as a corporation, and American Rental would be taxable on its profits at the applicable corporate rate and distributions to ACPT generally would be taxable to the Shareholders as dividends. Treatment of American Rental as an association taxable as a corporation would result in a material reduction in the anticipated cash flow to Shareholders and would have a significant adverse effect on the value of the Common Shares.

CLASSIFICATION OF IGP GROUP FOR PUERTO RICO TAX PURPOSES.

          IGP Group will be treated as a corporation for federal tax purposes and intends to qualify as a special partnership for Puerto Rico income tax purposes. As a special partnership for Puerto Rico income tax purposes, all of IGP Group's Puerto Rico source income will be taxable to its partner ACPT, which will be treated as a foreign corporation for Puerto Rico tax purposes. For United States tax purposes, each Shareholder will be considered to have paid his allocable share of any Puerto Rico income taxes paid by ACPT on its Puerto Rico source income. Such taxes may give rise to a foreign tax credit (subject to applicable limitations) or to a deduction for United States income tax purposes. If IGP Group fails to qualify as a special partnership and is treated as a corporation for Puerto Rico income tax purposes it would be subject to Puerto Rico income tax on its Puerto Rico source income, and ACPT and the Shareholders would not be treated as having paid any taxes to Puerto Rico with respect to the Puerto Rico source income of IGP Group. Treatment of IGP Group as a corporation for Puerto Rico tax purposes would have a significant adverse effect on the value of the Common Shares.

POSSIBLE TAX LIABILITIES IN EXCESS OF CASH DISTRIBUTIONS.

          A Shareholder generally is subject to federal income tax on his allocable share of ACPT's taxable income without regard to distributions. In the case of certain Puerto Rico Shareholders, see "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Puerto Rico Shareholders." ACPT is required to distribute to Shareholders amounts equal to 45% of taxable income allocable to Shareholders less the amount of certain taxes paid by ACPT in Puerto Rico and other foreign countries and certain taxes paid by American Rental. However, there can be no assurance that ACPT will make distributions in any given year that provide Shareholders with sufficient cash to meet their federal income tax liabilities with respect to their share of ACPT's income. This discussion assumes that ACPT will be treated as a partnership for federal income tax purposes. See "Distribution Policy" and "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

          In addition, following the Restructuring it is possible that IGC may recognize taxable income without receiving sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholder's tax liability arising from their share of IGC taxable income.

CLASSIFICATION OF ACPT AS A PARTNERSHIP.

          The federal income tax treatment contemplated for ACPT and the Shareholders will be available only if ACPT is classified as a "partnership" for federal income tax purposes and not as an "association" taxable as a corporation. Counsel is of the opinion that, under current laws and regulations and interpretations thereof, ACPT will be classified as a "partnership" for federal income tax purposes. Counsel's opinion, however, depends upon the continued satisfaction of certain conditions by ACPT, as described in "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT." There can be no assurance that these conditions will continue to be met.

          If ACPT were to be classified as an association taxable as a corporation for any year, ACPT would be taxable on its profits at the applicable corporate rate and distributions to the Shareholders generally would be taxable as dividends. In addition, Shareholders may not be eligible for foreign tax deductions or credits with respect to Puerto Rico taxes paid by ACPT. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit." Treatment of ACPT as an association taxable as a corporation would result in a material reduction in the anticipated cash flow to Shareholders and would have a significant adverse effect on the value of the Common Shares. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

SECTION 704(C) ALLOCATIONS AND SECTION 754 ELECTION.

          There will be "unrealized gain" on certain contributed property held by ACPT (i.e., the excess of the fair market value of the property at the time it is contributed to ACPT pursuant to the Asset Transfers over ACPT's basis in the property). The unrealized gain will be determined by and allocated to each asset by the Trustees. These determinations may affect substantially the amount and timing of gain or loss recognized by Shareholders in the event that ACPT were to sell its interest in American Land, American Management, American Rental, or IGP Group. However, ACPT does not expect to sell its interests in such entities. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Section 704(c) Allocations."

          ACPT will not make an election under Section 754 of the Code. Therefore, persons who purchase Common Shares from Shareholders will not receive a special basis adjustment with respect to their share of property held by ACPT to reflect the purchase price of such Common Shares. It is possible that in certain circumstances, the trading market for the Common Shares could be adversely affected. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Section 754 Election."

CHANGES IN LAW.

          Significant changes were made to the Code, including changes relating to the treatment of partnerships and REITs, by the Taxpayer Relief Act of 1997 (Pub. L.

105-34) ("1997 Act"). It may be some time before the IRS issues regulations or other formal guidance under the 1997 Act. It is possible that such regulations or other formal guidance could interpret the relevant law in a manner that is contrary to this discussion or contrary to the opinion of Counsel, and such interpretation could be applied retroactively. It is also possible that there will be further significant changes in the future.

OTHER INCOME TAX CONSIDERATIONS.

          There are other significant tax considerations associated with an investment in ACPT. See "Income Tax Considerations."

                         THE IGC CONSENT SOLICITATION

MATTERS PRESENTED FOR CONSENT.

          This Information Statement/Prospectus is being furnished to the holders of IGC Units in connection with the solicitation by IGMC of the consents of IGC Unitholders to the approval of the Restructuring, including the Asset Transfers, the Distribution and, in the event IGC Units are delisted from the AMEX or the PSE, the Liquidation. Completion of the enclosed consent card does not represent an IGC Unitholder's approval or disapproval of any other action by IGC or IGMC.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF IGMC.

          The Board of Directors of IGMC, by unanimous vote, has approved the Restructuring, believes that the terms of the Restructuring are in the best interests of the IGC Unitholders, and recommends that IGC Unitholders execute Consents approving the Restructuring.

RECORD DATE AND OUTSTANDING IGC UNITS.

          IGMC has fixed the close of business on                , 1998 as the
record date (the "Record Date") for the determination of holders of IGC Units entitled to notice of and to vote on the Restructuring. At the close of
business on the Record Date, there were            IGC Units issued and
outstanding.

          As of the Record Date, the directors and executive officers of IGMC
and IGC, together with their affiliates, collectively beneficially own   % of
the outstanding IGC Units, and members of the Wilson Family collectively
beneficially own   % of the outstanding IGC Units.  IGMC expects that all such directors and executive officers, and members of the Wilson Family, will vote all IGC Units owned by them in favor of the Restructuring.

REQUIRED CONSENT.

          Pursuant to Section 6.3(b) and Section 9.1 of the Partnership Agreement, IGC may not dispose of all or substantially all of its assets or dissolve and liquidate without the consent of the holders of a majority of the issued and outstanding IGC Units (a "Majority Vote"). Because the Restructuring would constitute a disposal of substantially all of the assets of IGC and, in the event of a delisting, would involve the liquidation of IGC, a Majority Vote is required to approve the Restructuring. In addition, IGMC also has conditioned consummation of the Restructuring upon the receipt of the affirmative consent of the holders of a majority of the IGC Units voted on the Restructuring, other than IGC Units controlled by members of the Wilson Family.

          Accordingly, the affirmative consent of (i) the holders of a majority of all of the issued and outstanding IGC Units, including IGC Units controlled by members of the Wilson Family and (ii) the holders of a majority of the IGC Units voted on the Restructuring other than IGC Units controlled by members of the Wilson Family, are required to approve the Restructuring.

VOTING, APPROVAL DATE AND REVOCATION OF CONSENT.

          No meeting of IGC Unitholders will be held in order to vote on the Restructuring. IGC Unitholders may vote on the Restructuring only by completing
                                                              ----
and returning the enclosed consent card.  IGMC has fixed the close of business
on            , 1998 (the "Approval Date") as the date on which duly completed consent cards must be received by IGMC in order for the vote represented by such consent cards to be effective. Consent cards received by IGMC after the Approval Date will not be counted. If a consent card is signed and returned by the Approval Date without voting instructions, the holder of all IGC Units represented by the consent card will be considered to have consented to the approval of the Restructuring. IGMC may extend the Approval Date at its discretion.

          Any consent card completed and returned may nevertheless be revoked by the person giving it by delivering notice of revocation of such consent, or a duly executed consent card bearing a later date, to the Secretary of IGMC at any time prior to the Approval Date.

          Approval of the Restructuring will constitute the approval of each component of the Restructuring -- the Asset Transfers, the Distribution and, if necessary, the Liquidation -- and no separate vote will be taken on any individual component. Certain of the Asset Transfers do not require IGC Unitholder approval and may be completed prior to voting on the Restructuring. See "The Restructuring -- The Asset Transfers."

SOLICITATION OF CONSENTS; SOLICITATION EXPENSES.

          IGC will bear the cost of soliciting consents for the Restructuring, including expenses incurred in connection with the filing of this Information Statement/Prospectus. In addition to solicitation by mail, directors and officers of IGMC and officers and employees of IGC may solicit consents from IGC Unitholders personally or by telephone, telegram or facsimile. Such directors, officers and employees will not receive any additional compensation for their solicitation efforts.

NO DISSENTERS' APPRAISAL RIGHTS.

          IGC Unitholders who object to the Restructuring will have no dissenters' appraisal rights (i.e., the right, instead of receiving Common
                              ----
Shares, to seek a judicial determination of the "fair value" of their IGC Units and to compel IGC to purchase IGC Units for cash in that amount) under state law or the Partnership Agreement, nor will such rights be voluntarily accorded to the IGC Unitholders, and objecting IGC Unitholders will have no alternative to receipt of Common Shares in the Restructuring other than selling their IGC Units in the market. The IGC Units are currently listed on the AMEX and the PSE under the ticker symbol "IGC."


NO MEETING OF IGC UNITHOLDERS WILL BE HELD TO VOTE ON THE RESTRUCTURING. IGC UNITHOLDERS MAY VOTE ONLY BY COMPLETING AND RETURNING THE ACCOMPANYING CONSENT CARD. HOLDERS OF IGC UNITS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING CONSENT CARD AND RETURN IT PROMPTLY TO IGC IN THE ENCLOSED POSTAGE-
PREPAID ENVELOPE.  CONSENT CARDS RECEIVED AFTER            WILL NOT BE COUNTED.

                              ORGANIZATIONAL CHART

IGC PRIOR TO THE RESTRUCTURING

          The following chart depicts the organizational structure of IGC and its subsidiaries immediately prior to the Restructuring. St. Charles Operating Co. LLC owns the Wetlands Properties, including the Towne Center South land, and IGC directly holds the Westbury and Montclair land.


                    [CHART APPEARS HERE AS DESCRIBED BELOW]

A.   IGP
     (1)  Escorial Builders
     (2)  El Monte
     (3)  LDA
     (4)  11 Puerto Rico Apartment Partnerships - Limited Partners

B.   HDAMC

C.   St. Charles Operating Co. L.L.C.

D.   HDA

E.   SCA
     (1)  Brandywine

F.   Pomfret L.L.C.

G.   13 U.S. Apartment Partnerships - Limited Partners

H.   Chastleton

I.   Maryland Cable

J.   AFH

K.   IWT

L.   St. Charles Commuity L.L.C.

M.   Coachman's

(1) James J. Wilson is a general partner without a percentage interest in IGP and is entitled to certain preferential distributions therefrom.
(2)  IGC holds all of the voting stock of HDAMC.
(3)  Includes Caribbean business transferred to CWT.

                              ORGANIZATIONAL CHART

ACPT FOLLOWING THE RESTRUCTURING

          The following chart depicts the organizational structure of ACPT and its subsidiaries and reflects the issuance of American Housing Units to the limited partners of the U.S. Apartment Partnerships and IGP B Units to the limited partners of the Puerto Rico Apartment Partnerships pursuant to the Exchange Offer.


                    [CHART APPEARS HERE AS DESCRIBED BELOW]

A.  American Rental - 200 Preferred Shareholders
    (1) American housing - Rolled-Up Partners
        (i) 13 U.S. Apartment Partnerships

B.  American Management

C.  American Land
    (1) St. Charles Community L.L.C.
    (2) Maryland Cable

D.  IGP Group
    (1) IGP - Rolled-Up Partners (Y% Class B Units)
        (i)   LDA
        (ii)  El Monte
        (iii) Escorial Builders
        (iv)  11 Puerto Rico Apartment Partnerships

(1)  ACPT will hold all of the common stock of American Rental.

                             ORGANIZATIONAL CHART

IGC FOLLOWING THE RESTRUCTURING

          The following chart depicts the organizational structure of IGC and its subsidiaries immediately following the Restructuring. St. Charles Operating Co. LLC will continue to own the Wetlands Properties, including the Towne Center South land, and IGC will directly hold the Westbury and Montclair land.


                    [CHART APPEARS HERE AS DESCRIBED BELOW]

A. HDA

B. Coachman's

C. chastleton

D. HDAMC

E. SCA
   (1) Brandywine

F. St. Charles Operating Co. LLC

G. AFH

H. Pomfret LLC

I. IWT


(1) Held for the benefit of IGC Unitholders. IGC will exercise no management control over the CWT Trust or CWT.

(2)  IGC holds all of the voting stock of HDAMC

                               THE RESTRUCTURING

REASONS FOR THE RESTRUCTURING.

          The purpose of the Restructuring is to create an attractive investment vehicle that will not be burdened with the operating losses and capital needs of AFH and IWT and will not be a party to IGC's wetlands litigation. In addition, ACPT, whose principal income is dividends from corporations, should be a more attractive investment for pension funds and mutual funds than is IGC as a master limited partnership. Tax reporting for Shareholders will be simplified compared to that of IGC Unitholders. Management expects that ACPT will have greater access to capital markets than IGC has had.

THE ASSET TRANSFERS.

          ACPT acts as a self-managed holding company and will own all of the outstanding equity interests in American Land, American Management and IGP Group and all of the common stock in American Rental. Through the Asset Transfers, IGC will transfer its principal real estate operations and assets to ACPT and these subsidiary entities.

     American Rental.
     ---------------

          American Rental will acquire IGC's partnership interests in United States investment apartment properties and its land in the United States presently intended for development as apartment properties. The partnership interests in 13 investment apartment properties ("U.S. Apartment Partnerships") will be held by American Rental indirectly through American Housing, in which American Rental will have a 99% general partner interest. American Housing Management Company, a wholly owned subsidiary of American Rental, will have a 1% limited partner interest. See "Business and Properties of ACPT -- Rental Apartment Properties -- United States" for a description of the United States apartment properties. American Rental is expected to be taxed as a REIT. In order to maintain its REIT qualification, American Rental will issue preferred shares to 200 employees of American Management which in the aggregate will represent a liquidation value of $200,000 and provide for a 10% cumulative preferred dividend.

     American Management.
     -------------------

          American Management, which currently is a wholly-owned subsidiary of IGC, will acquire IGC's United States asset management services operations which provide management services for the United States apartment properties and for other rental apartments not owned by IGC. IGC will then transfer all of the outstanding stock of American Management to ACPT prior to the Distribution. American Management will be taxed as a corporation.

          The transfer of the management business of IGC to American Management prior to the Distribution does not require approval of the IGC Unitholders. In the event that the Restructuring is not consummated, American Management will remain a separate corporate subsidiary of IGC that will conduct IGC's management operations.

     American Land.
     -------------

          American Land will acquire IGC's principal United States community development assets and operations. These will include the following:

          1) IGC's 100% interest in St. Charles Community LLC which holds approximately 4,500 acres of land in St. Charles, Maryland. This constitutes substantially all of the land formerly held by St. Charles Associates, a partnership in which IGC holds a 99% partnership interest and IBC holds a 1% partnership interest, except for a 50% interest in Brandywine Investment Associates L.P., which holds 277 acres of land held for development in Brandywine, Maryland, that will continue to be held by St. Charles Associates. IGC also will retain land in Pomfret, Maryland and the Montclair and Westbury land. See "ACPT," "Business and Properties of ACPT -- Community Development" and "Legal Proceedings."

          2) IGC's 41.0346% interest in Maryland Cable Limited Partnership ("Maryland Cable"), which in 1988 sold all of its cable television system assets in St. Charles. Pursuant to the sales agreement for the cable assets, Maryland Cable is entitled to receive, until January 2000, a fee for each residential unit built in St. Charles that becomes available for installation of cable television. In addition, St. Charles Associates, which under the sales agreement is entitled to a separate fee for each unit that becomes available for cable installation, will assign such rights directly to St. Charles Community LLC.

          American Land is a Maryland corporation and will be taxed as a corporation.

     IGP Group.
     ---------

          IGP Group will acquire IGC's 99% limited partnership interest and 1% general partnership interest in IGP. Prior to the Restructuring, James J. Wilson, who currently is a general partner, without a percentage interest, of IGP and is entitled to preferential cash distributions and allocations of certain tax items from the partnerships in which IGP holds interests, will transfer his interest in IGP to a subsidiary of ACPT.

As a result, ACPT will own individually 100% of IGP. IGP Group intends to qualify as a Puerto Rico special partnership and is expected to be taxed as a corporation for U.S. tax purposes and as a partnership for Puerto Rico income tax purposes. IGP's assets and operations will continue to include:

          1) an 80% partnership interest in Land Development Associates S.E., a Puerto Rico special partnership ("LDA"), which holds approximately 312 acres of land in the planned community of Parque Escorial and 543 acres in Canovanas, Puerto Rico, which presently is being held for future development;

          2) a 50% partnership interest in Escorial Builders Associates S.E. ("Escorial Builders"), which is engaged in the construction of condominiums in the planned community of Parque Escorial; and

          3) a 1% interest in El Monte Properties S.E., a Puerto Rico special partnership which owns El Monte Mall Complex, a 169,000 square foot office and retail complex in San Juan, Puerto Rico.

          4) general partner interests in 11 Puerto Rico apartment partnerships (the "Puerto Rico Apartment Partnerships"). See "Business and Properties of ACPT -- Rental Apartment Properties -- Puerto Rico."


THE DISTRIBUTION.

          In connection with the Asset Transfers, ACPT will issue to IGC sufficient Common Shares to enable IGC to make the Distribution. In the Distribution, IGC will distribute all Common Shares held by it to the IGC Unitholders and its general partners -- IGMC and IBC -- pro rata in accordance with each partner's percentage interest in IGC. The aggregate of approximately 5,200,000 Common Shares distributed to IGC Unitholders will equal 99% of the Common Shares outstanding immediately following the Distribution, corresponding to the IGC Unitholders' aggregate 99% partnership interest in IGC. Common Shares representing the remaining 1% of such Common Shares will be distributed to IGMC and IBC in accordance with their respective 1/3% and 2/3% partnership interests in IGC, with IGMC receiving approximately 17,500 Common Shares and IBC receiving approximately 34,500 Common Shares.

          IGC will effect the Distribution as soon as practicable following approval of the Restructuring (such date, the "Distribution Date") by delivering all outstanding Common Shares to Registrar and Transfer Company (the "Distribution Agent") for distribution to those persons who are holders of record of IGC Units as of the close of business on the Record Date. The Distribution will be made on the basis of one ACPT Common Share for every two IGC Units outstanding on the Record Date. The actual total number of Common Shares to be distributed will depend on the number of IGC Units outstanding on the Record Date. Based upon IGC Units outstanding as of the Record Date, approximately 5,200,000 Common Shares will be distributed to holders of IGC Units.

          No certificates or scrip representing fractional Common Shares will be issued to IGC Unitholders as part of the Distribution. The Distribution Agent will aggregate fractional Common Shares into whole Common Shares and sell them in the open market at then prevailing prices on behalf of IGC Unitholders who otherwise would be entitled to receive fractional Common Share interests, and such persons will receive a check in payment for the amount of their allocable share of the total sale proceeds. Such sales are expected to be made as soon as practicable after the distribution of Common Share certificates to IGC Unitholders.

          Holders of IGC Units on the Record Date will not be required to pay cash or other consideration, to surrender or exchange certificates representing IGC Units or to take any other action in order to receive Common Shares pursuant to the Distribution. All holders of IGC Units will continue to hold their IGC Units and, if such holders are holders of record on the Record Date, they will also receive Common Shares. The Distribution will not otherwise change the number of, or the rights associated with, the outstanding IGC Units.

RELATIONSHIP BETWEEN IGC AND ACPT AFTER THE DISTRIBUTION.

     No Overlapping Management.
     -------------------------

          Following completion of the Distribution, IGMC will remain the managing general partner of IGC and no changes will be made to the Partnership Agreement of IGC. No Trustee, officer or employee of ACPT will also be a director or officer of IGMC or officer or employee of IGC. However, certain Trustees of ACPT will be Trustees of the CWT Trust.

     Service Agreement.
     -----------------

          Following completion of the Distribution, American Management will provide certain administrative services and support, including rental of office space, bookkeeping and accounting services and regulatory reporting services, to IGC pursuant to a service agreement between American Management and IGC (the "Service Agreement"). IGC will compensate American Management on a cost reimbursement basis for expenses incurred by American Management in providing such services. The Service Agreement will have an initial term of five years and may be renewed at the option of the parties.

     Banc One Financing.
     ------------------

          On September 19, 1997, IGC refinanced substantially all of its U.S. land development recourse indebtedness pursuant to a Master Loan Agreement dated August 1, 1997 by and among IGC, ACPT, St. Charles Community LLC and Banc One Capital Partners IV, Ltd. ("Banc One"). To date approximately $14 million in proceeds of this $20 million facility were used as follows: $6.8 million to satisfy existing indebtedness to NationsBank, $1.7 million to Puerto Rico income taxes, $2.5 million for various accounts payable, and $3 million to pay in full the wetlands fine. In addition, the Banc One facility provides for up to $4 million in community development financing for Fairway Village, and $2 million for payment of IGC's wetlands remediation expenses.

          The loan bears interest at prime plus 2.5% and requires semi-annual principal payments of $1 million during the first year and $1.5 million thereafter until maturity at the end of the seventh year. The loan is secured by substantially all of IGC's assets, excluding the assets that will remain in IGC following the Restructuring. During the first 2 years of the loan Banc One is generally entitled to receive 50% of the net sales proceeds of any collateral as a mandatory principal curtailment with the percentages increasing to 60% in year 3, 70% in year 4, 80% in year 5, 90% in year 6 and 100% in year 7. In connection with the loan, IGC granted Banc One an option to purchase 150,000 IGC Units at an exercise price of $3.0016 per unit (the "Strike Price"). During any year that the loan remains outstanding, IGC is required to grant Banc One 75,000 additional options with an exercise price equal to the lesser of the Strike Price or the market price on the date of grant.

          Following the Restructuring, and upon approval of Banc One, ACPT will assume the obligation to grant options. IGC will remain liable to Banc One for outstanding indebtedness but will be released from its other covenant obligations. Pursuant to the Service Agreement, ACPT will indemnify and hold harmless IGC from any liability under the Banc One loan.

NATIONSBANK LETTER OF CREDIT.

          NationsBank has issued in the name of IGC a standby letter of credit in the face amount of $4.2 million which serves as collateral for municipal bonds in the principal amount of $4.2 million issued by a District of Columbia agency that finance the Chastleton Apartments. IGC's obligations under the letter of credit are secured by an assignment of certain notes payable by Brandywine Investment Associates L.P. and by IGP's partnership interests in three Puerto Rico Apartment Partnerships. Additional collateral has been provided by IBC and IBC has undertaken to replace the NationsBank letter of credit with a letter of credit secured only by assets of IBC.

ASSETS RETAINED BY IGC.

          After the Restructuring, IGC will continue to own certain assets that in management's view do not fit ACPT's business plan. These include the Wetlands Properties, certain parcels of land in Pomfret, Maryland, Westbury, Montclair, a 50% interest in Brandywine Investment Associates L.P., which owns land in Brandywine, Maryland, all of the shares of AFH, IWT, all of the voting stock of HDAMC, the LDA Note, as well as fractional interests in HDA, Chastleton, and Coachman's L.P. (collectively the "Retained Assets"). As a result of the wetlands conviction, the Wetlands Properties are encumbered by an obligation to impose a conservation easement and therefore may not be developed at present. Any encumbrances will be removed if the wetlands conviction is reversed. See "IGC After the Restructuring -- Description of IGC's Continuing Business."

POSSIBLE LIQUIDATION OF IGC.

          Management of IGC believes that the assets retained by IGC after the Restructuring will have substantial value that will permit IGC to finance its continuing operations. IGC expects to require approximately $3 million in financing during 1998. If this financing is obtained, IGC intends to take steps to continue the listing of the IGC Units on the AMEX and the PSE. Such actions may include a reverse split with respect to the outstanding IGC Units that may have the effect of increasing the trading price of IGC Units. Despite obtaining financing sufficient to fund IGC's continuing operations, continued listing may not be possible due to the disposition of a substantial portion of IGC's assets. Should this prove to be the case, it is management's view that IGC should be liquidated after the Restructuring. Accordingly, management proposes to liquidate IGC in the event that it is no longer possible to continue its listing on the American and Pacific exchanges. However, the final consummation of the Liquidation and dissolution of IGC would be subject to the relisting of IGC Units on the AMEX and PSE in the event that the wetlands litigation is ultimately resolved in IGC's favor and to enable IGC to satisfy obligations to its creditors. The period of the Liquidation of IGC would be expected to last for a period no shorter than the period of time during which IGC remains on probation as a result of the wetlands litigation, if such litigation is not ultimately resolved in IGC's favor. During the Liquidation period, IGC Units would be expected to trade on the over-the-counter market. However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding IGC Units following a delisting.

APPROVALS REQUIRED TO EFFECT THE RESTRUCTURING.

          In addition to obtaining approval of the IGC Unitholders, the consummation of the Restructuring is subject to obtaining approvals of certain government entities, including HUD, certain of IGC's lenders, including Banc One, and certain of the limited partner investors in the U.S. Apartment Partnerships. Management of IGC expects to obtain all necessary approvals in a timely manner. However there can be no assurance that such approvals will be obtained on terms and conditions acceptable to IGC.

BACKGROUND OF THE RESTRUCTURING; CONSIDERATION OF ALTERNATIVES.

     Disadvantages of Current Structure.
     ----------------------------------

          Though IGC's limited partnership structure yields significant tax advantages, certain disadvantages of the structure have increasingly affected the attractiveness of IGC as an investment vehicle. In developing plans for the Restructuring, IGC management has sought to minimize disadvantages of the current structure while preserving many of the tax advantages.

          A significant disadvantage of the partnership structure is its complexity. For example, IGC is managed by its managing general partner, IGMC, but also has another general partner, IBC, which was necessary initially to establish IGC as a partnership for federal income tax purposes. Also for partnership tax reasons, IGC's principal subsidiaries, SCA and IGP, are not wholly owned by IGC.

          As a partnership, IGC also has limited appeal to certain tax-exempt investors, such as pension funds and many mutual funds. These entities generally do not invest in limited partnerships because allocations to such investors of a partnership's active trade or business income are not tax-exempt. Such tax-exempt investors favor investments in securities that generate only passive income such as dividends.

          In addition, with the expiration on December 31, 1997 of a ten-year transition period established by the Omnibus Budget Reconciliation Act of 1987, certain current sources of IGC income (principally management fees) will not be qualifying income for a publicly traded partnership. Thus to remain classified as a partnership, IGC management recognized the need to restructure certain of its investments whether or not the Restructuring takes place.

     Alternatives Considered.
     ------------------------

          The structural disadvantages coupled with the 1996 conviction and sentencing in the wetlands litigation led IGC management to begin examining various restructuring alternatives.

          During the Fall of 1996, IGC management consulted with legal counsel and tax advisors and identified the REIT as a possible investment vehicle.

          In December 1996, IGC management announced that it had determined to pursue development and implementation of a plan to restructure the publicly traded partnership by placing IGC's multifamily housing assets into a publicly traded REIT and disposing of land development assets to Wilson Family entities. With the land transfers the Wilson Family would receive a reduced ownership in the REIT. The announcement explained that the plan would be considered by a special committee consisting of members of the IGMC Board of Directors who are neither members of the Wilson Family nor employees of IGC and that it would be subject to satisfactory resolution of various U.S. and Puerto Rico tax and legal issues.

          During the first quarter of 1997 the special committee and certain Unitholders expressed concern that it may be difficult to establish a fair value for assets that would be transferred to Wilson Family entities in exchange for diminished ownership of the REIT. Also Puerto Rico tax considerations dictated dividing IGC's multifamily housing assets between separate U.S. and Puerto Rico REITs. As a result, the committee expressed concern that two REITs would lack sufficient assets and income to create a strong trading market for their securities. Accordingly, the special committee directed IGC management to develop an alternative plan.

          In April 1997, after consideration by the special committee, IGC management announced a modified plan to convert IGC into an entity that would benefit from rules that govern REITs. The proposed entity would have been similar to the current proposal for ACPT, except that only AFH, IWT and the Wetlands Properties would have been excluded. However, the proposed entity would retain a right to receive shares of IWT as soon as IWT contracted to begin a solid waste disposal facility and an option to purchase the Wetlands Properties at book value if the wetlands litigation were favorably resolved.

          The modified plan also contemplated the possibility of making an offer to the limited partners in the Apartment Partnerships to exchange their partnership interests for interests in a U.S. or Puerto Rico partnership that would hold the apartment properties. During the first six months of 1997, IGC management discussed this possibility with the limited partners' representatives. The plan seemed feasible only if the U.S. and Puerto Rico partnership interests were convertible into a liquid security that was more attractive than IGC Units.

          On May 8, 1997, IGC retained Robert A. Stanger & Co. ("Stanger") to assist in refining the structure and providing opinions regarding the fairness of the Exchange Offer and asset transfers. In June 1997 Stanger provided IGC a draft report in which it proposed that IGC not be converted into ACPT with rights to AFH, IWT and the Wetlands Properties. Stanger instead recommended that management examine the possibility of IGC continuing as a separate publicly traded partnership with AFH, IWT and the Wetlands Properties, while creating and distributing to its Unitholders shares of ACPT.

          During the third quarter of 1997, IGC management and the special committee evaluated Stanger's recommendation and determined that IGC may require more than AFH, IWT and the Wetlands Properties to remain a viable publicly traded company. At the same time, in connection with the Banc One financing, IGC initiated the Restructuring by organizing ACPT and separating ownership of the Wetlands Properties and other land development assets into two limited liability companies owned by IGC and ACPT, respectively.

          Also during the third quarter, IGC management began preparing this Information Statement/Prospectus. On August 15, 1997, IGC announced that it intended to file with the Commission in September documents describing the ACPT Distribution. Postponement of the Banc One financing and resolution of the treatment of certain tax, legal and accounting issues delayed completion of the initial filing until November 14.

THE EXCHANGE OFFER.

          Concurrently with the Restructuring, ACPT will make the Exchange Offer, pursuant to which American Housing will offer to acquire all of the limited partnership interests held by third party investors in the U.S. Apartment Partnerships in exchange for units representing assignment of beneficial ownership of limited partnership interests in American Housing ("American Housing Units"), and IGP will offer to acquire all of the limited partnership interests held by third party investors in the Puerto Rico Apartment Partnerships in exchange for Class B units representing assignment of beneficial ownership of limited partnership interests in IGP ("IGP B Units"). The IGP B Units will be entitled to receive distributions out of income derived by IGP from the Puerto Rico Apartment Partnerships and not from IGP's other assets, including management fees and the land interests held by LDA. The American Housing Units and the IGP B Units will be convertible into Common Shares of ACPT at the conversion ratio described below.

          In exchange for each limited partner's interest in an Apartment Partnership, American Housing or IGP, as the case may be, will offer to such limited partner the number of American Housing Units or IGP B Units equal to the net asset value (the "Net Asset Value") of such limited partnership interest divided by $21.18, which is the Net Asset Value assigned to each American Housing Unit and IGP B Unit in order to correspond to the Net Asset Value per ACPT Common Share, as described below. ACPT has determined the Net Asset Value of each apartment partnership as of December 31, 1996, based upon the sum of (i) the value of each partnership's income producing real estate assets as established by a valuation prepared by Stanger as of December 31, 1996 and (ii) the fair market value of non-real estate assets including cash, accounts receivable, marketable securities and other miscellaneous assets, less (a) the amount of debt outstanding including mortgage debt and other liabilities and (b) the amount of consolidation costs allocable to such partnership. The resulting Net Asset Value of each apartment partnership has been allocated by ACPT among the limited partners of such partnership (and American Housing or IGP, as the case may be, as general partner) based upon the terms of the partnership agreement applicable to liquidations.

          Each American Housing Unit and each IGP B Unit will be convertible at the option of the holder into one Common Share of ACPT (the "Conversion Ratio"). ACPT has determined the total Net Asset Value of ACPT as of December 31, 1996, to be $109,694,000, based upon the sum of (i) the Net Asset Value of the interests in the U.S. and Puerto Rico Apartment Partnerships owned by ACPT at the time of the Exchange Offer, aggregating $35,360,000; (ii) the value ascribed to the operations of American Management by ACPT based upon a four multiple applied to operating cash flow, resulting in a value of $3,944,000; (iii) the appraised value of the land assets held by American Land, less outstanding debt, adjusted for ACPT's ownership interest in such assets, resulting in an aggregate net value of $47,394,000; (iv) the value ascribed to the management operations in Puerto Rico by ACPT based upon a four multiple applied to operating cash flow, resulting in a value of $6,628,000; (v) the appraised value of the land assets in Puerto Rico held by LDA, adjusted for debt outstanding and ACPT's ownership interest in such assets, resulting in an aggregate net value of $15,791,000; (vi) the value of other assets of ACPT, including cash, accounts receivable, and other assets aggregating $12,257,000 (including intercompany receivables); less (a) the amount of debt and other liabilities outstanding aggregating $10,680,000 (excluding tax liabilities of $9,312,000 for which management expects that tax credits will be available to Shareholders upon payment) and (b) the amount of consolidation costs allocable to ACPT in the Restructuring and the Exchange Offer aggregating $1,000,000.

          ACPT divided the total Net Asset Value of ACPT by the 5,180,194 Common Shares expected to be outstanding after completion of the Distribution to arrive at a Net Asset Value per Common Share of $21.18. The Conversion Ratio applicable to the American Housing Units and the IGP B Units may be adjusted from time to time in the event that the aggregate amount of distributions made by American Housing with respect to the American Housing Units or IGP with respect to the IGP B Units exceeds the aggregate amount of distributions made by ACPT to holders of Common Shares.

          ACPT expects to receive from Stanger an opinion that the allocation of American Housing Units and IGP B Units and the Conversion Ratio are fair, from a financial point of view, to the limited partners of the U.S. and Puerto Rico Apartment Partnerships and Shareholders of ACPT.

          If all limited partners of the U.S. and Puerto Rico Apartment Partnerships were to participate in the Exchange Offer and subsequently convert all the American

Housing Units and IGP B Units received thereby, such persons would receive in the aggregate 1,519,488 Common Shares, or 22.68% of all Common Shares outstanding after such conversions, based on the Exchange Ratio (excluding any adjustments).

THE PRIVATE OFFERING.

          In connection with the Restructuring, ACPT will seek to raise up to $40 million in additional equity capital through the Private Offering of Preferred Shares. Proceeds from the Private Offering would be used to pay down existing bank debt and for working capital. A Banc One affiliate has expressed interest in placing the Preferred Shares and ACPT has granted Banc One a right of first refusal to serve as placement agent. The terms of the preferred shares will be negotiated with purchasers, but they may include rights to preferred distributions, cumulative distributions, and/or liquidation preferences. The preferred shares also may be convertible into Common Shares at a negotiated conversion ratio. The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%. Regardless of the outcome of the Private Offering, the Wilson Family will take such other actions as may be necessary to reduce its percentage interest to below 40% in order to permit American Rental to qualify as a REIT.

PRINCIPAL ADVANTAGES OF THE RESTRUCTURING.

     Broader Market for Common Shares than for IGC Units.
     ---------------------------------------------------

          Limited partnership interests which require holders to recognize trade or business income and losses from partnership operations are generally not attractive investments for institutions such as mutual funds and pension funds. ACPT, as a holding company, will receive income principally in the form of dividends and distributions from its subsidiaries, and its Common Shares should be a more attractive investment even though ACPT is expected to be treated as a partnership for federal income tax purposes. Enlarging the group of potential investors for ACPT Common Shares should produce a more liquid market than currently exists for IGC Units.

     No History of Involvement in Wetlands Litigation.
     ------------------------------------------------

          IGC, which was convicted of federal Clean Water Act violations (which is currently under appeal), will retain the four parcels of land that were involved in that litigation and the one additional parcel that was the subject of a civil suit that was dismissed without prejudice (collectively, the "Wetlands Properties"). None of the land to be transferred to ACPT was so implicated and ACPT is not a party to such proceedings. See "Legal Proceedings -- IGC" and "IGC After the Restructuring -- Creditors Rights."

     No Adverse Financial Effects from AFH and IWT.
     ---------------------------------------------

          AFH and IWT have had operating losses and capital needs that have had adverse effects upon IGC's operating results and financial condition. These are expected to continue for the foreseeable future. Both AFH and IWT will remain as subsidiaries of IGC and thus their financial results will not affect ACPT. ACPT will have no obligation to provide financial support to AFH and IWT. See "IGC After the Restructuring -- Description of IGC's Continuing Business."

     Simplified Tax Reporting.
     ------------------------

          Because ACPT will derive income principally from dividends from corporations, the items to be reported for federal tax purposes by ACPT Shareholders generally will be limited to dividends and credits for withholding taxes paid by IGP Group in Puerto Rico. Shareholders will not have to report ordinary income or losses from trade or business activity as is currently the case with IGC. See "Income Tax Reporting -- Federal Income Tax Classification of ACPT."

     Enhanced Financing Opportunities.
     --------------------------------

          The removal of the adverse financial effects of AFH and IWT and the absence of involvement in the wetlands litigation should provide ACPT with opportunities to obtain financing for its operations from banks and other lenders on terms that generally are more favorable than those currently available to IGC.

     Election of Trustees by Shareholders.
     ------------------------------------

          ACPT will be managed by its Board of Trustees, the members of which will be elected by ACPT shareholders. ACPT also will hold annual meetings of shareholders. See "Comparative Rights of IGC Unitholders and Shareholders."

PRINCIPAL DISADVANTAGES OF THE RESTRUCTURING.

     Possible Delisting of IGC Units.
     -------------------------------

          IGC intends to take steps to continue the listing of the IGC Units on the AMEX and the PSE following the Restructuring, which may include a reverse split with respect to the outstanding IGC Units that may have the effect of increasing the trading price of IGC Units. However, continued listing may not be possible due to the disposition of a substantial portion of IGC's assets. If either listing is terminated, IGMC proposes that, as part of the Restructuring, IGC be dissolved and liquidated. Consent to the Restructuring will also constitute approval of the Liquidation in the event of a delisting by either exchange. The period of the Liquidation of IGC would be expected to last for the period of time during which IGC remains on probation as a result of the wetlands litigation (if such litigation is not ultimately resolved in IGC's favor) and to enable IGC to satisfy obligations to all of its credit holders. During the Liquidation period, IGC Units would be expected to trade on the over-the-counter market. However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding IGC Units following a delisting.

     No Cash Distributions to IGC Unitholders.
     ----------------------------------------

          Unless IGC prevails in its appeal of the wetlands conviction, or IWT receives one or more contracts to develop a waste treatment facility, the operations and assets remaining with IGC after the Restructuring may not generate significant profits or enable IGC to make quarterly distributions to the IGC Unitholders. It is possible that IGC may recognize taxable income without generating sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholder's tax liability arising from their share of IGC taxable income.

     Tax Liabilities.
     ---------------

          Gain will be recognized by IGC on the transfer of its interest in IGP to IGP Group in an amount equal to the appreciation in certain property indirectly owned by IGP. It is estimated that approximately $6.8 million in gain will be recognized on this transfer. Gain also will be recognized by IGC on the transfer of certain interests in the U.S. Apartment Partnerships as a result of American Housing's assumption of liabilities in excess of the tax basis of the property contributed to American Housing. It is estimated that approximately $3.8 million in gain will be recognized on this transfer. Each IGC Unitholder will recognize that IGC Unitholder's allocable share of such gain. Management is continuing to explore ways to minimize or eliminate the amount of gain to be recognized on the Asset Transfers. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of IGP Group -- Asset Transfers."

          In addition, the income of certain ACPT corporate subsidiaries will be subject to taxation at the subsidiary level.

     Restrictions on Accumulation of Common Shares.
     ---------------------------------------------

          In order to preserve American Rental's qualification as a REIT, ACPT's Declaration of Trust and Bylaws provide that a person (other than certain existing IGC Unitholders) may not directly or indirectly own more than 2% of the outstanding Common Shares. See "Income Tax Considerations -- Federal Income Tax Classification of American Rental."

                    ACPT PRO FORMA COMBINED FINANCIAL DATA

The unaudited Pro Forma Combined Financial Data of ACPT reflect the following transactions and adjustments in the case of the Pro Forma Combined Statements of Operations for the six months ended June 30, 1997 and for the fiscal year ended December 31, 1996 as if such transactions and adjustments had been completed at the beginning of the applicable period and, in the case of the Pro Forma Combined Balance Sheet as of June 30, 1997, as if such transactions and adjustments occurred or such agreements were in effect as of such date:

     * Consummation of the distribution of the Common Shares of beneficial interest of ACPT.
     * Consummation of the acquisition of all of the limited partnership interests held by investors in certain U.S. and Puerto Rico housing partnerships in exchange for equity interests in American Housing and IGP (but not the conversion of such interests into Common Shares).
     *    Closing of Banc One financing.
     * Increased general and administrative costs to operate ACPT on a stand-alone basis.

     The Pro Forma Combined Financial Data of ACPT are unaudited and presented for informational purposes only and may not reflect ACPT's future results of operations and financial position or what the results of operations and financial position of ACPT would have been had such transactions occurred as of the date indicated. Such pro forma information is based upon the combined historical balance sheets and statements of income of ACPT. ACPT's unaudited Pro Forma Combined Financial Data and notes thereto should be read in conjunction with ACPT's Combined Financial Statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained elsewhere herein.

                 AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                    PRO FORMA COMBINED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                (In thousands)
                                  (Unaudited)

                                                 ACPT      PRO FORMA   PRO FORMA
                                              HISTORICAL  ADJUSTMENTS     ACPT
                                              ----------  -----------  ---------
REVENUES
  Community development-land sales            $ 5,567                  $ 5,567
  Equity in earnings from partnerships
    and developer fees                            650   $  (621)  (A)       29
  Rental property revenues                      4,300    14,142   (A)   18,442
  Management and other fees, substantially
    all from related entities                   2,269    (1,544)  (A)      725
                                                  415       (24)  (A)      391
                                              -------                  -------
    Total revenues                             13,201                   25,154
                                              -------                  -------

EXPENSES
  Cost of land sales                            3,459                    3,459
  Selling and marketing                            64                       64
  General and administrative                    3,252        (6)  (A)    3,496
                                                            250   (D)
  Interest expense                              1,900     4,398   (A)    6,298
  Rental properties operating expense           1,768     5,296   (A)    7,064
  Depreciation and amortization                   941     2,435   (A)    3,376
  Write-off of deferred project costs               6                        6
                                              -------                  -------
    Total expenses                             11,390                   23,763
                                              -------                  -------

INCOME BEFORE PROVISION FOR INCOME
  TAXES AND MINORITY INTEREST                   1,811                    1,391

PROVISION FOR INCOME TAXES                          8         6   (A)      645
                                                            631   (E)
                                              -------                  -------

INCOME BEFORE MINORITY INTEREST                 1,803                      746
MINORITY INTEREST                                 (13)       78   (A)      (76)
                                                           (141)  (F)
                                              -------                  -------

NET INCOME                                    $ 1,790                  $   670
                                              =======                  =======

NET INCOME PER SHARE                                                      $.13
                                                                       =======

WEIGHTED AVERAGE SHARES OUTSTANDING                                      5,180
                                                                       =======


     This pro forma statement should be read with the accompanying notes.

                 AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                    PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                (In thousands)
                                  (Unaudited)

                                                ACPT       PRO FORMA      PRO FORMA
                                             HISTORICAL   ADJUSTMENTS       ACPT
                                             -----------  -----------    -----------
REVENUES
 Community development-land sales             $13,674                       $13,674
 Equity in earnings from partnerships
  and developer fees                           16,643      $(1,713) (A)      14,784
                                                              (146) (B)
 Rental property revenues                       7,577       28,734  (A)      37,329
                                                             1,018  (B)
 Management and other fees, substantially
  all from related entities                     4,816       (1,844) (A)       2,895
                                                               (77) (B)
 Interest and other income                        982          (49) (A)         933
                                              -------                       -------
  Total revenues                               43,692                        69,615
                                              -------                       -------

EXPENSES
 Cost of land sales                             9,378        9,378
 Selling and marketing                            226          226
 General and administrative                     6,810          500  (D)       7,310
 Interest expense                               4,433        8,859  (A)      13,490
                                                               198  (B)
 Rental properties operating expense            3,245       11,780  (A)      15,507
                                                               482  (B)
 Depreciation and amortization                  1,726        5,086  (A)       6,938
                                                               126  (B)
 Write-off of deferred project costs              321                           321
                                              -------                       -------
  Total expenses                               26,139                        53,170
                                              -------                       -------

INCOME BEFORE PROVISION FOR INCOME
 TAXES AND MINORITY INTEREST                   17,553                        16,445

PROVISION FOR INCOME TAXES                      3,424          336  (E)       3,760
                                              -------                       -------

INCOME BEFORE MINORITY INTEREST                14,129                        12,685
MINORITY INTEREST                                (306)         119  (A)      (2,406)
                                                               (53) (B)
                                                            (2,166) (F)
                                              -------                       -------

INCOME FROM CONTINUING OPERATIONS             $13,823                       $10,279
                                              =======                       =======

INCOME FROM CONTINUING OPERATIONS
 PER SHARE                                                                  $  1.98
                                                                            =======

WEIGHTED AVERAGE SHARES OUTSTANDING                                           5,180
                                                                            =======

     This pro forma statement should be read with the accompanying notes.

                 AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                       PRO FORMA COMBINED FINANCIAL DATA
                                (In thousands)
                                  (Unaudited)


                                    ASSETS
                                    ------

                                                ACPT       PRO FORMA      PRO FORMA
                                             HISTORICAL   ADJUSTMENTS       ACPT
                                             -----------  -----------    -----------
CASH AND CASH EQUIVALENTS
  Unrestricted                                $ 1,545     $  2,719  (A)    $  4,652
                                                               388  (C)
  Restricted                                      813          668  (A)       1,481
                                              -------                      --------
                                                2,358                         6,133
                                              -------                      --------


ASSETS RELATED TO RENTAL PROPERTIES
  Operating properties, net                    38,724      115,998  (A)     154,722
  Investment in unconsolidated rental
    property partnerships                       8,180       (8,180) (A)          --
  Other receivables, net                          373         (353) (A)          20
                                              -------                      --------
                                               47,277                       154,742
                                              -------                      --------


ASSETS RELATED TO COMMUNITY DEVELOPMENT
  Land and development costs
    Puerto Rico                                36,751                        36,751
    St. Charles, Maryland                      21,735                        21,735
    Other United States locations                  --                            --
  Notes receivable on lot sales and other,
    substantially all due from affiliates       6,167                         6,167
                                              -------                      --------
                                               64,653                        64,653
                                              -------                      --------

ASSETS RELATED TO HOMEBUILDING
  Investment in joint venture                     452                           452
                                              -------                      --------
                                                  452                           452
                                              -------                      --------

OTHER ASSETS
  Receivables and other                          1,734         596  (C)       2,330
  Property, plant and equipment, net               484                          484
                                              --------                     --------
                                                 2,218                        2,814
                                              --------                     --------
    TOTAL ASSETS                              $116,958                     $228,794
                                              ========                     ========

     This pro forma statement should be read with the accompanying notes.

                 AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                       PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                (In thousands)
                                  (Unaudited)

                            LIABILITIES AND CAPITAL
                            -----------------------

                                                        ACPT         PRO FORMA       PRO FORMA
                                                     HISTORICAL     ADJUSTMENTS        ACPT
                                                     ----------     -----------     ----------
LIABILITIES RELATED TO RENTAL PROPERTIES
  Recourse debt                                     $  1,004      $     --             $  1,004
  Non-recourse debt                                   39,308       116,171   (A)        155,479
  Accounts payable and accrued liabilities             2,912         1,753   (A)          4,665
                                                    --------                           --------
                                                      43,224                            161,148
                                                    --------                           --------

LIABILITIES RELATED TO COMMUNITY
DEVELOPMENT
  Recourse debt                                       38,346        16,538   (C)         48,471
                                                                    (6,413)  (C)
  Non-recourse debt                                    2,258                              2,258
  Accounts payable, accrued liabilities
    and deferred income                                4,947        (1,597)  (C)          3,350
                                                    --------                           --------
                                                      45,551                             54,079
                                                    --------                           --------


OTHER LIABILITIES
  Accounts payable and accrued liabilities             2,450          (390)  (C)          2,810
                                                                       750   (D)
  Notes payable and capital leases                       191                                191
  Accrued income tax liability-current                 3,084        (1,700)  (C)          2,351
                                                                       967   (E)
  Accrued income tax liability-deferred                3,942                              3,942
                                                    --------                           --------
                                                       9,667                              9,294
                                                    --------                           --------
    TOTAL LIABILITIES                                 98,442                            224,521
                                                    --------                           --------

CONTRIBUTED CAPITAL                                   18,516        (7,072)  (A)          4,273
                                                                    (5,454)  (C)
                                                                      (750)  (D)
                                                                      (967)  (E)
                                                    --------                           --------
TOTAL LIABILITIES AND CONTRIBUTED CAPITAL           $116,958                           $228,794
                                                    ========                           ========



      This pro forma statement should be read with the accompanying notes.

                  AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                   NOTES TO PRO FORMA COMBINED FINANCIAL DATA


(A) Reflects the exchange of apartment limited partnership interests held by U.S. and Puerto Rico investors for equity interests in American Housing Properties L.P. ("American Housing") and Interstate General Properties Limited Partnership S.E. ("IGP"), respectively. Exchange results in ACPT's consolidation of all assets, liabilities, revenues, and expenses of the apartment limited partnerships, which are not currently consolidated by Interstate General Company L.P. ("IGC") and the elimination of accounting for the apartment partnerships under the equity method. The exchange will include the following apartment partnerships: United States - Brookside Gardens Limited Partnership, Essex Apartments Associates Limited Partnership, Huntington Associates Limited Partnership, Crossland Associates Limited Partnership, and Bannister Associates Limited Partnership; and Puerto Rico - Colinas De San Juan Associates Limited Partnership, Valle Del Sol Limited Partnership, New Center Associates Limited Partnership, Carolina Associates Limited Partnership, San Anton Associates, Turabo Limited Dividend Partnership, Monserrate Associates Limited Partnership, Jardines De Caparra Associates Limited Partnership, Bayamon Gardens Associates Limited Partnership, Monte De Oro Limited Partnership, and Alturas Del Senorial Associates Limited Partnership. The Exchange Offer is contingent on approval by the limited partners.

(B) Reflects the consolidation of revenues and expenses of four U.S. apartment limited partnerships for the period January 1, 1996 through March 31, 1996. IGC acquired a controlling interest in the partnerships on March 31, 1996, and consolidated the revenues and expenses thereafter.

(C) Reflects the September 1997 closing of a $20 million loan from Banc One of which $16.5 million was advanced. The following is an analysis of the sources and uses of the debt proceeds (in thousands):

                                    SOURCES
                                    -------

     Proceeds received at closing                                $16,538
                                                                 =======


                                      USES
                                      ----

     Working capital                                             $   388
     Recourse debt repayment                                       6,413
     Accounts payable and accrued liabilities                      1,987
     Taxes payable                                                 1,700
     Deferred finance costs                                          596
     Capital contribution to IGC                                   5,454
                                                                 -------
                                                                 $16,538
                                                                 =======

(D) Reflects the increase in general and administrative expenses to operate ACPT on a stand-alone basis.

(E) Reflects provision for income taxes for American Management and American Land. A deferred tax asset for American Management and American Land exists and relates to SCA land and IGC land as it did in connection with IGC's original organizational structure. The deferred tax asset has not been recorded in the accompanying pro forma combined balance sheet as it has been reduced by a valuation allowance of an equal amount.

(F) Reflects income related to minority interest to investors who exchanged limited partner interests in housing partnerships for equity interests.

                                     ACPT

          ACPT was formed under the Maryland Trust Law as a real estate investment trust but is expected to be taxed as a partnership. The provisions of the Maryland Trust Law require at least 75% of the value of ACPT's assets to be held, directly or indirectly, in real estate assets, mortgages or mortgage related securities, government securities, cash and cash equivalent items, including high-grade short term securities and receivables. ACPT was organized on March 17, 1997, to carry out the Restructuring and, if the Restructuring is completed, will continue in effect perpetually unless dissolved by action of the Shareholders. ACPT will be wholly-owned by IGC until completion of the Distribution. Following the completion of the Restructuring, ACPT will be engaged in four principal lines of business formerly conducted by IGC: (i) ownership of rental apartment properties in the United States and Puerto Rico,
(ii) community development in the United States and Puerto Rico, (iii) property management services in the United States and Puerto Rico, and (iv) development of commercial rental properties and/or ground leases in Puerto Rico. In addition, ACPT will be engaged in limited condominium building operations in Puerto Rico.

          The mailing address of ACPT is 222 Smallwood Village Center, St. Charles, Maryland 20602 and its telephone number is (301) 843-8600.


                              DISTRIBUTION POLICY

          Under the terms of its Declaration of Trust, ACPT is required to make minimum annual distributions to Shareholders such that the minimum aggregate amount of all distributions made each year will equal 45% of the net taxable income allocated to Shareholders in such year, provided that the amount of the required minimum distribution will be reduced by the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains. The minimum distribution may consist of cash dividends and/or distributions of other property. Any distributions in addition to the required minimum distribution will be made at the discretion of the Board of Trustees. In making such determinations, the Board of Trustees will take into account various factors, including ACPT's anticipated needs for cash for future expansion and development, current and anticipated expenses, obligations and contingencies, and other similar working capital considerations.

          ACPT and its subsidiaries expect to coordinate the declaration and payment of dividends and other distributions from such entities in such a manner that all dividends will be paid by the lower tier entities to ACPT on the same day that ACPT declares a distribution to Shareholders of record on such date. Thus, each Shareholder's distribution from ACPT will correspond with its allocable share of taxable income associated with ACPT's receipt of dividends from the other entities. See "Income Tax Considerations --

Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Coordination of Allocations and Distributions."

                                CAPITALIZATION

          The following table sets forth the capitalization of ACPT as of June 30, 1997, and pro forma capitalization as of June 30, 1997, after giving effect to the transactions described in the "ACPT Pro Forma Combined Financial Data." The capitalization of ACPT should be read in conjunction with ACPT's Combined Financial Statements and the notes thereto, the "ACPT Pro Forma Combined Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," each contained elsewhere herein.

                                    As of June 30, 1997
                                   ---------------------
                                       (In thousands)

                               Actual                  Pro Forma (1)
                               ------                  -------------
Recourse Debt                  $39,350                     $ 49,475
Non-recourse debt               41,566                      157,737
Capital                         18,516                        4,273
                               -------                     --------
Total capitalization           $99,432                     $211,485
                               =======                     ========

(1) Pro forma for (i) the consummation of the Distribution, (ii) the consummation of the Exchange Offer and (iii) closing of the Banc One financing. See "ACPT Pro Forma Combined Financial Data."

                        MARKET PRICES AND DISTRIBUTIONS

          At the date hereof, there is no public trading market for the Common Shares. ACPT intends to apply for listing of the Common Shares offered hereby on the AMEX and the PSE.

          The IGC Units are listed for trading on the AMEX and the PSE under the ticker symbol "IGC." The following table sets forth, for the periods indicated, the closing sale price of the IGC Units as reported on the AMEX in such periods (and paid in the subsequent period). As of October 1, 1997, the record number of IGC Unitholders was approximately 300.

1994                       High             Low             Distribution
----                       ---              ---             ------------
1st Quarter                7-3/4            6               $ ---
2nd Quarter                7-5/8            6-1/4           $.05
3rd Quarter                9-1/8            6-7/8           $.05
4th Quarter                8-7/8            6               $ ---

1995                       High             Low             Distribution
----                       ---              ---             ------------
1st Quarter                7-1/2            3-1/4           (1)
2nd Quarter                4-3/8            3-1/4           $ ---
3rd Quarter                4-3/4            3-1/2           $ ---
4th Quarter                4-1/8            2-15/16         $ ---

_____________
(1) On February 6, 1995, IGC distributed to its Unitholders 5,128,372 Equus Units, representing in the aggregate beneficial ownership of a 99% limited partnership interest in Equus.

1996                       High             Low             Distribution
----                       ---              ---             ------------
1st Quarter                4                3               $ ---
2nd Quarter                3-7/8            2-3/4           $.06
3rd Quarter                3                2-3/8           $.05
4th Quarter                3-1/2            2-5/16          $ ---

1997                       High             Low             Distribution
----                       ----             ---             ------------
1st Quarter                3-7/8            2-7/8           $ ---
2nd Quarter                3-13/16          2-15/16         $ ---
3rd Quarter                4                2-7/8           $ ---
4th Quarter to             4-3/4            3-3/4           $ ---
November 5, 1997

       SELECTED COMBINED HISTORICAL FINANCIAL AND OPERATING DATA OF ACPT



     The following table sets forth financial and operating information of ACPT (as defined in Note 1 to the Combined Historical Financial Statements) on a historical combined basis.

     The combined income statement data for the June 30, 1996 and 1997 periods and for 1992 and 1993 and the combined balance sheet data for June 30, 1996 and 1997 and for 1992, 1993 and 1994 have been derived from unaudited combined financial statements of ACPT which, in the opinion of management, include all material adjustments necessary for those periods and were prepared as if ACPT were a separate entity for all periods presented. The historical combined financial and operating data is not necessarily indicative of ACPT's future results of operations or financial condition. The data set forth below should be read in conjunction with the unaudited Pro Forma Financial Data of ACPT and the notes thereto; the audited Combined Financial Statements of ACPT and the notes thereto; and Management's Discussion and Analysis of Financial Condition and Results of Operations of ACPT included elsewhere in this Information Statement/Prospectus.

                                                Six Months
                                               Ended June 30,                           Year Ended December 31,
                                          ------------------------  -----------------------------------------------------------
                                             1997         1996        1996           1995      1994      1993              1992
                                             ----         ----        ----           ----      ----      ----              ----
                                         (Unaudited)   (Unaudited)                                    (Unaudited)       (Unaudited)
(In thousands, except per share amounts)
Income Statement Data

  Land sales                                 $ 5,567      $ 9,739   $13,674        $15,441   $21,168   $16,434           $ 3,289
  Rental property revenues                     4,300        3,240     7,577          4,642     4,537     2,113                --
  Equity in earnings from partnerships
    and developer fees                           650       15,796    16,643          2,693     5,038     3,901             2,808
  Management and other fees                    2,269        3,270     4,816          3,894     3,507     4,494             3,856
  Interest and other income                      415          535       982            693       649       757             4,033

  Total revenues                              13,201       32,580    43,692         27,363    34,899    27,699            13,986

  Cost of land sales                           3,459        6,624     9,378          7,801    12,934    11,066             2,735
  Interest expense                             1,900        2,902     4,433          4,263     4,337     2,042             1,122
  General and administrative expense           3,252        3,950     6,810          6,769     6,619     6,288             5,839
  Other operating expenses                     2,779        2,084     5,518          2,667     2,676     2,419             5,528

  Total expenses                              11,390       15,560    26,139         21,500    26,566    21,815            15,224
  Minority interest                              (13)        (475)     (306)          (511)     (680)     (122)              (81)
  Income tax provision
    (benefit)                                      8        5,339     3,424          1,369     3,304    (1,120)  (2)         351
  Net income (loss)                            1,790       11,206    12,891   (1)    3,983     4,349     6,882   (2)      (1,670)(3)



                                              As of June 30,                        Year Ended December 31,
                                         ------------------------     ----------------------------------------------------
                                             1997         1996        1996     1995        1994         1993         1992
                                         ----------       ----        ----     ----        ----         ----         ----
                                         (Unaudited)  (Unaudited)                      (Unaudited)  (Unaudited)  (Unaudited)
                                                                           (In thousands)
Balance Sheet Data

  Assets related to rental properties      $ 47,277     $ 52,070   $ 51,524  $ 34,961     $34,884     $ 38,746      $20,147
  Assets related to community
    development                              64,653       62,608     63,981    60,290      50,471       56,154       58,140

  Total assets                              116,958      122,909    121,243   102,654      92,846      100,616       81,388

  Debt related to rental properties
      Recourse                                1,004        1,241      1,139     1,334       1,559        1,857        7,313
      Non-recourse                           39,308       39,179     39,508    22,650      22,771       22,457           --

  Debt related to community
    development
      Recourse                               38,346       41,244     41,343    52,341      44,751       47,217       48,960
      Non-recourse                            2,258        2,062      2,153     2,034       4,270       14,775        9,927
  Total liabilities                          98,442      103,935    102,826    91,140      84,312       96,146       81,472

  Capital                                    18,516       18,974     18,417    11,514       8,534        4,470          (84)


                                                    Six Months
                                                  Ended June 30,                   Year Ended December 31,
                                               -----------------       ----------------------------------------------------
                                               1997         1996       1996      1995        1994         1993         1992
                                               ----         ----       ----      ----        ----         ----         ----
                                            (Unaudited)  (Unaudited)                                   (Unaudited)  (Unaudited)
Operating Data

Rental apartment units
  managed at end of period                    8,139        8,085      8,139     8,085       8,085        8,029        7,907
Units under construction                         --           54         --        54          --           56           --

Community Development
  Residential lots sold                          46          314        406       113         101          180           74
  Residential lots transferred
    to Company's rental
    property operations                          --           --         --        54          --           56           --
Commercial and business
  park acres sold                                 9            5          5        20          76           12            1
Undeveloped acres sold                          381           --         --         2          20           27           46

(1) Includes a $932,000 reduction for an extraordinary item-early extinguishment of debt.
(2) Includes a $1,371,000 benefit for the cumulative effect of a change in accounting principle to reflect the adoption of SFAS No. 109, "Accounting for Income Taxes".
(3)     Includes a $2,336,000 reduction for a provision for restructure.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS
                     OF OPERATIONS AND FINANCIAL CONDITION


GENERAL.

          ACPT was formed on March 17, 1997 as a new business without prior operations in order to succeed to the principal real estate assets and businesses of IGC as a result of the Restructuring. The following discussion and analysis of results of operations of ACPT for the years ended December 31, 1996 and 1995 and the six months ended June 30, 1997 and 1996 reflects the actual results of operations for such periods associated with the assets and businesses of IGC that will be transferred to ACPT in the Restructuring. This discussion should be read in conjunction with the Combined Financial Statements of ACPT and accompanying notes appearing elsewhere in this Information Statement/Prospectus. In particular, Note 1 to the Combined Financial Statements of ACPT details the assets and businesses that are the subject of the following discussion and analysis.

          Historically, ACPT's operations and financial results have been significantly affected by the cyclical nature of the real estate industry. Accordingly, ACPT's historical financial statements may not be indicative of future results.

FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996.

     Community Development Operations.
     --------------------------------

          Community development land sales revenue decreased 43% to $5,567,000 (of which $3,070,000 were to affiliates) during the first six months of 1997 compared to $9,739,000 (of which $6,706,000 were to affiliates) during the first six months of 1996 primarily due to a decrease of residential lot sales in Puerto Rico. These lots are sold to homebuilders in bulk and there were fewer sales transactions. The timing of these sales cause fluctuations when comparing quarterly results. Even though the sales revenues were down, the gross margin during the first six months of 1997 increased to 38% compared to 32% in the 1996 period. This increase is primarily due to the mix of sales. Commercial lot sales as a percent of total lot sales were 9% and 0% during the first six months of 1997 and 1996, respectively. U.S. commercial land sales produce the highest gross margins since their sales prices are higher and they require less
development than the business park and residential land.   In addition, during
the 1997 period, 53% of the sales revenue was generated by an undeveloped bulk parcel with a low acquisition cost.

     Rental Property Revenues, Net of Operating Expenses.
     ---------------------------------------------------

          Rental properties revenues, net of operating expenses, increased 38% to $2,532,000 during the first six months of 1997 as compared to $1,839,000 during the same period in 1996. As of April 1, 1996, four additional partnerships were consolidated when they became majority owned through an acquisition of additional limited partnership interests.

     Equity in Earnings from Partnerships and Developer Fees.
     -------------------------------------------------------

          Equity in earnings decreased $15,146,000 to $650,000 during the first six months of 1997 from $15,796,000 during the first six months of 1996. During March 1996, ACPT completed the sale of four Puerto Rico apartment projects. The properties, totalling 918 rental units, were sold under the 1990 Low Income Housing Preservation and Resident Homeownership Act ("LIHPRHA"). This decrease was primarily due to the $14,538,000 earned on the LIHPRHA sale during the 1996 period and the elimination of the equity in earnings in the four partnerships consolidated during the 1997 period.

     Management and Other Fees.
     -------------------------

          Management and other fees decreased $1,001,000, (31%), in the first six months of 1997 compared to 1996. This decrease was due primarily to special management fees of $1,362,000 earned in the first quarter of 1996 from the LIHPRHA transaction and the elimination of the management fees in the four partnerships consolidated during the entire first six months in 1997, offset in part by fees of $619,000 earned from the refinancing of two apartment complexes in the first six months of 1997.

     Interest Expense.
     ----------------

          Interest expense decreased $1,002,000 to $1,900,000 during the first six months of 1997 compared to $2,902,000 during the same period in 1996. This decrease is primarily attributable to $500,000 of loan fees incurred during the first six months of 1996 and reduced outstanding debt balances during the 1997 period, offset in part by interest attributable to the additional four properties consolidated April 1, 1996, as discussed above.

     General and Administrative Expense.
     ----------------------------------

          General and administrative expenses decreased by $698,000 to $3,252,000 in the first six months of 1997 compared to $3,950,000 during the same period in 1996 as a result of management's continued focus on cost efficiency.

FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995.

     Community Development Operations.
     --------------------------------

          Community development land sales decreased in 1996 as compared with 1995 by approximately $1,767,000 due primarily to reduction of commercial lot sales, offset in part by increased residential lot sales in Puerto Rico. Community development land sales to affiliates (primarily IGC homebuilding operations) were $10,066,000 in 1996 as compared to $4,108,000 in 1995. The U.S. residential lot sales volume has continued to be unfavorably impacted by competitive market conditions. The effect of this decline in U.S. residential lot sales was offset by 1996 residential lot sales in Puerto Rico.

          The gross profit margins for 1996 and 1995 were 31% and 49%, respectively. This decrease in gross profit margin was due primarily to the change in the mix of sales. U.S. commercial sales as a percent of land sales revenue were 0% in 1996 as compared to 24% in 1995. U.S. commercial land sales produce the highest gross margins since their sales prices are higher and they require less development than business park and residential land.

     Rental Property Revenues Net of Operating Expenses.
     --------------------------------------------------

          Rental property revenues, net of operating expenses, increased 47% to $4,332,000 during 1996 as compared to $2,947,000 during 1995. As of April 1, 1996, four additional partnerships were consolidated when they became majority owned through an acquisition of limited partnership interests.

     Equity in Earnings from Partnerships and Developer Fees.
     -------------------------------------------------------

          Equity in earnings from partnerships increased to $16,643,000 during 1996 from $2,693,000 during 1995. This increase is attributable to ACPT's share of a 1996 gain from the sale of four properties. There were no similar transactions in 1995.

     Management and Other Fees.
     -------------------------

          Management and other fees increased 24% to $4,816,000 during 1996 from $3,894,000 during 1995. This was due primarily to $1,362,000 of fees earned in 1996 from the sale of four properties, offset by the elimination of $153,000 of management fees earned from the four partnerships consolidated as of April 1, 1996, the negotiated reduction of $100,000 per year effective June 1, 1996 on one of the management contracts and an additional $197,000 of deferred management fees that were recognized in 1995.

     Interest Expense.
     ----------------

          Interest expense increased $170,000 to $4,433,000 during 1996 from $4,263,000 during 1995 primarily due to the consolidation of the four additional rental properties partnerships, offset in part by the reduction of non-rental property loan balances.

     General and Administrative Expense.
     ----------------------------------

          General and administrative expenses increased less than 1% to $6,810,000 during 1996 as compared to $6,769,000 in 1995 primarily as a result of management's continued focus on cost efficiency of these expenses.

FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994.

     Community Development Operations.
     --------------------------------

          Land sales revenues decreased by 27% to $15,441,000 during 1995 as compared to $21,168,000 during 1994 due primarily to the sale of a shopping center site in Puerto Rico in 1994.

          The gross profit margins for 1995 and 1994 were 49% and 39%, respectively. This increase in gross profit margin was due primarily to the change in the mix of sales. Commercial sales as a percent of land sales revenue were 24% and 6% for 1995 and 1994, respectively. U.S. commercial land sales produce the highest gross margins since their sales prices are higher and they require less development than the business park and residential land.

     Rental Property Revenues Net of Operating Expenses.
     --------------------------------------------------

          Rental property revenues, net of operating expenses, increased 5% to $2,947,000 during 1995 as compared to $2,813,000 during 1994. This increase is primarily due to increased occupancy rates.

     Equity in Earnings from Partnerships and Developer Fees.
     -------------------------------------------------------

          Equity in earnings decreased 47% to $2,693,000 during 1995 from $5,038,000 during 1994. This increase is primarily due to $4,807,000 of cash distributions received by ACPT from property refinancings. There were no similar transactions in 1995.

     Management and Other Fees.
     -------------------------

          Management and other fees increased 11% to $3,894,000 during 1995 from $3,507,000 during 1994 due to the income recognition of reserves on fees receivable from the management of certain apartment projects from prior years which were determined to be collectible until 1995.

     Interest Expense.
     ----------------

          Interest expense decreased 2% to 4,263,000 during 1995 as compared to $4,337,000 during 1994 primarily due to the reduction of loan balances in 1995 attributable to the assets that did not qualify for interest capitalization under development during that period.

     General and Administrative Expense.
     ----------------------------------

          General and administrative expenses increased by $150,000 to $6,769,000 in 1995 as compared to $6,619,000 during 1994. This 2% increase was primarily attributable to general inflation.

LIQUIDITY AND CAPITAL RESOURCES.

          ACPT has historically met its liquidity requirements principally from cash flow generated from home and land sales, property management fees, distributions from residential rental partnerships and from bank financing providing funds for development and working capital.

          Over the past several years, cash flows have been constrained because of the terms of its existing debt agreements and the reluctance of new lending opportunities as a result of the wetlands litigation (see "Legal Proceedings -- IGC -- Wetlands Litigation"). As a result, substantially all of the cash generated has been used to pay debt service requirements with existing lenders. This resulted in limited opportunities for new construction and development.
The recently closed Banc One financing provided funding to commence construction in Fairway Village, the third village in St. Charles, and will allow ACPT to retain a greater portion of its U.S. land sales proceeds. ACPT currently has other development projects in various stages of completion. Substantially all of the projects under construction have sufficient development loans in place to complete the construction.

          ACPT's principal demand for liquidity are expected to be the continued funding of its current debt service and operating cost requirements. After the Distribution, management expects to obtain additional funding which can be used to fund new community development projects. Such sources of funding may include, but are not limited to, excess operating cash flows, secured or unsecured financings, private or public offerings of debt or equity securities and proceeds from sales of properties. Once the initial funding is obtained, management anticipates that ACPT will establish a pipeline of development that can provide a steady cash stream to fund debt service requirements and additional development. There is no assurance that sufficient funds will be obtained to provide funding for the initial pipeline of development or to meet its current debt service needs.

FUNDS FROM OPERATIONS.

          Funds from operations ("FFO"), based on the revised definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") and as used herein, means net income (determined in accordance with generally accepted accounting principles or "GAAP"), excluding extraordinary losses from debt restructuring and sales of property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO was developed by NAREIT as a relative measure of performance and liquidity of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. ACPT calculates its FFO using NAREIT's definition of FFO adjusted to include the gains from sale of property sold in the normal course of business. ACPT believes that its FFO presentation more properly reflects its operating results.

          FFO is used by industry analysts as a supplemental measure of an equity REIT's performance. American Rental, a subsidiary of ACPT, consisting of 36% of ACPT's assets will operate as a qualified REIT and therefore FFO is shown for comparison purposes. However, ACPT will operate as a trust which will be considered a partnership for Federal tax purposes. FFO should not be considered an alternative to net income or other measurements under generally accepted accounting principles as an indicator of operating performance, or to cash flows from operating, investing or financing activities as a measure of liquidity.

                                                  Six Months
                                                Ended June 30,    Years Ended December 31,
                                                --------------    ------------------------
                                                     1997         1996      1995      1994
                                                     ----         ----      ----      ----
                                                               (In thousands)
Combined net income                                   $1,790     $ 12,891   $3,983   $4,349
Extraordinary item-early extinguishment
  of debt                                                 --          932       --       --
Gains or loss on sales of property                        --           --       --      120
Depreciation and amortization                            941        1,726      841      843
Amortization of deferred financing costs
  and depreciation of furniture fixtures
  and equipment                                         (322)        (888)    (253)    (255)
Adjustment for investments in unconsolidated
  partnerships and joint ventures                        503      (12,329)     891      715
Other (a)                                                 --       13,092       --       --
                                                      ------     --------   ------   ------
Combined Funds from Operations                        $2,912     $ 15,424   $5,462   $5,772
                                                      ======     ========   ======   ======

Weighted Average Shares Outstanding                    5,180        5,180    5,179    5,114
                                                      ======     ========   ======   ======

(a) Represents ACPT's share of gain on the sale of four properties recognized by an unconsolidated partnership.

                        BUSINESS AND PROPERTIES OF ACPT

          Following completion of the Restructuring, ACPT will be engaged in four principal lines of business formerly conducted by IGC:(i) ownership of rental apartment properties in the United States and Puerto Rico, (ii) community development in the United States and Puerto Rico, (iii) property management services in the United States and Puerto Rico, and (iv) development of commercial rental properties and/or ground leases in Puerto Rico. In addition, ACPT will be engaged in limited condominium building operations in Puerto Rico. Set forth below is a brief description of these businesses as they will be owned and conducted following the Restructuring.

RENTAL APARTMENT PROPERTIES.

     United States.
     -------------

          ACPT, indirectly through its REIT subsidiary American Rental and American Rental's limited partnership subsidiary American Housing, will hold interests in 13 U.S. Apartment Partnerships that own and operate apartment facilities in Maryland and Virginia. The U.S. Apartment Partnerships own a total of 2,246 rental units. Each of the apartment properties is financed by a mortgage that is non-recourse to the apartment partnership. HUD provides rent subsidies to residents of 993 of the apartment units. In addition, 110 units are leased pursuant to HUD's Low Income Housing Tax Credit program, and 200 other units are leased under income guidelines set by the Maryland Community Development Administration. The remaining units are leased at market rates.

          The partnership agreements of the U.S. Apartment Partnerships provide that American Housing currently receives between 50% and 99.9% of distributable surplus cash from operations, refinancings or dispositions as general partner in seven of the partnerships. In two of these partnerships, American Housing also receives 25.5% of the distributable surplus cash from operations as a limited partner. In five of the partnerships, American Housing receives 0% to 5% of the distributable surplus cash from operations as general partner until the limited partners have received cash distributions equal to their contributed capital. Thereafter, American Housing as general partner will share in 50% of the distributable cash flow from operations, refinancings and dispositions. In two of these partnerships, American Hosing currently also receives 51% of the cash distributions as limited partner. Once the limited partners have received cash distributions equal to their contributions and American Housing's general partner's distributions increase to 50%, American Housing's limited partner distributions will decrease to 50%, American Housing's limited partner distributions will decrease to 25.5%. American Housing directly and indirectly currently receives 100% of the distributable cash flow from operations in one of the partnerships. If the Exchange Offer is completed, American Housing will hold up to 100% of the interests in each U.S. Apartment Partnership.

          The table below sets forth the name of each U.S. Apartment Partnership; the number of rental units in the property owned by such partnership; the project cost; the percentage of such units under lease; and the expiration date for any subsidy contract:

                                              6/30/97
                                   No. of     Project                   Expiration
                                    Apt.        Cost        Occupancy   of Subsidy
                                   Units   (in thousands)  at 6/30/97   Contract
                                   ------  --------------  -----------  ----------
Bannister Associates Limited
   Partnership (1,2)                  208        $ 5,080           95%        1998
Brookside Gardens Limited
   Partnership (6)                     56          2,686           80%         N/A
Crossland Associates Limited
   Partnership (5)                     96          3,342           77%         N/A
Fox Chase Apartments General
   Partnership (7)                    176          7,875           89%         N/A
Headen House Associates Limited
   Partnership (1)                    136          6,003           98%        2000
Huntington Associates Limited
   Partnership (1)                    204         10,444           98%        2000
Lakeside Apartments Limited
   Partnership (8)                     54          4,105           81%         N/A
Lancaster Apartment Limited
   Partnership (3)                    104          4,943           83%         N/A
New Forest Apartments General
   Partnership (7)                    256         13,738           90%         N/A
Palmer Apartments Associates
   Limited Partnership (4)            152          5,720           86%        2000
Wakefield Terrace Associates
   Limited Partnership (1,2)          204          6,438           89%        1998
Wakefield Third Age Associates
   Limited Partnership (1,2)          104          3,142           97%        1998
Essex Apartments Associates
   Limited Partnership  (1)           496         19,212           99%        2000
                                    -----        -------

                                    2,246        $92,728
                                    =====        =======

(1)  Receives subsidies under Section 8 of the National Housing Act.
(2)  Receives interest subsidies under Section 236 of the National Housing Act.
(3) Not subsidized, but 51% of the units are subject to income guidelines set by the Maryland Community Development Administration ("MCDA").
(4) 56 units are subsidized and 96 units are not subsidized, but 51% of the non-subsidized units are subject to income guidelines MCDA.
(5)  Not subsidized.
(6) Not subsidized, but all units are set aside for low to moderate income tenants over 62 years of age under provisions set by the Low Income Housing Tax Credit ("LIHTC") program.
(7) Not subsidized, but 20% of the units are subject to income guidelines set by Sections 4a and 103b of the Internal Revenue Code of 1954.
(8) Not subsidized, but all units are set aside for low to moderate income tenants over 55 years of age under provisions set by the LIHTC program.

     Puerto Rico.
     -----------

          In addition, ACPT, indirectly through its partnership subsidiary IGP Group, and IGP Group's partnership subsidiary IGP, will hold interests in 11 Puerto Rico Apartment Partnerships that own and operate a total of 14 apartment facilities in Puerto Rico. The Puerto Rico Apartment Partnerships own a total of 3,045 rental units, all of which are subject to rent subsidies from HUD. The Monte de Oro and New Center properties are financed by mortgages that are recourse to IGP, but the other properties held by the Puerto Rico Apartment Partnerships are financed by mortgages that are non-recourse to the partners.

          Four of the partnership agreements of the Puerto Rico Apartment Partnerships provide that IGP currently receives 50% of the net cash flow from operations. In the remaining seven partnerships, IGP receives a 0% to 5% interest in profits, losses and net cash flow from operations until such time as the limited partners have received cash distributions equal to their capital contributions. Thereafter, IGP will share in 50% to 60% of cash distributions from operations, refinancing and disposition. As a result of loans made to six of the Puerto Rico Apartment Partnerships, IGP also holds notes payable by such partnerships that are required to be paid prior to the making of other distributions. If the Exchange Offer is completed, IGP will hold up to 100% of the interests in each Puerto Rico Apartment Partnership.

          The table below sets forth the name of each Puerto Rico Apartment Partnership; the number of rental units in the property owned by such partnership; the project cost; the percentage of such units under lease; and the expiration date for any subsidy contract:

                                       6/30/97
                            No. of     Project                   Expiration
                             Apt.        Cost        Occupancy   of Subsidy
                            Units   (in thousands)  at 6/30/97   Contract
                            ------  --------------  ----------   ----------
San Anton                      184       $  4,573        99%           1998
Monte de Oro (1)               196          6,625        41%           1997
New Center (1)                 196          6,660        65%           1998
Monserrate I                   304         11,352        99%           1999
Alturas del Senorial           124          4,661       100%           1999
Jardines de Caparra            198          7,307        99%           2000
Colinas de San Juan            300         11,994        99%           2001
Bayamon Gardens                280         13,559       100%           2011
Vistas del Turabo               96          3,351       100%           2021
Monserrate II (2)              304         12,194       100%           2020
Santa Juana (2)                198          7,421        98%           2020
Torre De Las Cumbres (2)       155          6,585       100%           2020
De Diego (2)                   198          7,489        99%           2020
Valle del Sol                  312         15,211       100%           2003
                             -----       --------

                             3,045       $118,982
                             =====       ========

(1)  Property being converted into condominiums.  See "-- Condominium
     Conversions."
(2) This property is owned by Carolina Associates L.P., a Maryland limited partnership in which IGP holds a 50% interest.


     Government Regulation.
     ---------------------

          HUD subsidies are provided principally under Sections 8 and 236 of the National Housing Act. Under Section 8, the government pays to the applicable apartment partnership the difference between market rental rates (determined in accordance with government procedures) and the amounts that the government deems the residents are able to afford. Under Section 236, the government provides interest subsidies directly to the applicable apartment partnership through a reduction in the property's mortgage interest rate and with a corresponding reduction in resident rental rates. In order to comply with the requirements of Section 8 and Section 236, residents are screened by American Management or IGP for eligibility under HUD guidelines. Subsidies are provided according to the terms of long-term contracts between the federal government and the apartment partnerships.

          Cash flow from those projects whose mortgage loans are still insured by FHA, or financed through the housing agencies in Maryland, Virginia, Puerto Rico or Washington, D.C. (the "State Financing Agencies") are subject to guidelines and limits established by the apartment partnerships' regulatory agreements with HUD and the State Financing Agencies. The regulatory agreements also require that if the cash from operations generated by an apartment property has exceeded the allowable cash distributions, the surplus must be deposited into restricted escrow accounts held by the mortgagee of the property and controlled by HUD or the applicable State Financing Agency. Funds in these restricted escrow accounts may be used for maintenance and capital improvements with the approval of HUD and/or the State Finance Agency.

          The federal government has virtually eliminated subsidy programs for new construction of low and moderate income housing by profit-motivated developers such as ACPT. As a result, no new construction of apartment projects is expected in Puerto Rico and any new apartment properties developed by ACPT in the U.S. most likely will offer market rate rents.

          The subsidy contracts for ACPT's investment apartment properties are scheduled to expire between 1997 and 2020. In addition, the long term subsidy contracts for six Puerto Rico properties that are scheduled to expire in 2011, 2020 or 2021 may be cancelled by the applicable Puerto Rico Apartment Partnership in 2000 (for contracts to expire in 2020) or 2001 (for contracts to expire in 2011 or 2021) and thereafter every five years until expiration. Under a recently enacted law, HUD may renew expiring subsidy contracts on a year to year basis, and ACPT may seek to have the contracts for certain properties renewed.

          HUD also is seeking Congressional authority to convert expired contracts to resident-based vouchers. This would allow residents to choose where they wish to live. This can potentially impact the income stream of certain properties. However, ACPT will actively maintain its properties in a manner designed to preserve their values and retain residents.

          HUD also is exploring a program known as "portfolio re-engineering" or "mark-to-market." This would assist owners of Section 8 and HUD-insured properties that could not meet loan obligations under the proposed resident-based voucher system. ACPT will monitor the progress of this proposal and its impact on the properties in which it holds interests through the apartment partnerships.

          Upon the termination or cancellation of any existing subsidy contracts, ACPT may choose to convert apartment units in Puerto Rico for sale as condominiums. Substantially all of its units were designed for this potential. However, because of the adverse tax consequences that would result from the conversion of apartment properties in the U.S. into condominiums, ACPT anticipates that its U.S. apartment properties with subsidy contracts would be offered at market rate rents upon expiration of the applicable subsidy contracts. See "-- Condominium Conversion."

     Competition.
     -----------

          ACPT's investment properties that receive rent subsidies are not subject to the market conditions that affect occupancy at properties with market rate rents. These subsidized properties average approximately 99% occupancy rates year round. ACPT's apartments in St. Charles that have market rate rents are impacted by the supply and demand for competing rental apartments in the area, as well as the local housing market. When for sale housing becomes more affordable due to lower mortgage interest rates or softening home prices, this can adversely impact the performance of rental apartments. Conversely, when mortgage interest rates rise or home prices increase, the market for rental units may benefit.

CONDOMINIUM CONVERSION.

     Puerto Rico.
     -----------

          Most of the apartment properties in Puerto Rico were designed, located and maintained with the expectation that they might be converted into condominiums upon the expiration of subsidy contracts 20 to 40 years after construction. The existing debt on most of the Puerto Rico apartment properties is low when compared to present values. In addition, the demand for centrally located residential units within the San Juan metropolitan area, coupled with the acceptance of the condominium concept in Puerto Rico, make condominium conversions of the Puerto Rico apartment units an attractive strategy.

          ACPT's indirect subsidiary IGP has a record of success in this conversion procedure, having previously converted 1,800 units in Puerto Rico owned by IGP and certain affiliates. These were properties which proved to be unsuccessful as market rent apartments. Their conversion to condominiums permitted IGP and the affiliates to profit from these properties despite a relatively high debt structure.

          Currently, IGP is in the process of converting the Monte de Oro and New Center properties into condominiums. In compliance with HUD regulations, tenants at Monte de Oro and New Center (each of which has 196 units) have been notified of their obligation to vacate their units by December 1997 and March 1998, respectively, which are the dates on which the subsidy contracts for the properties expire. Upon expiration of the subsidy contracts, the tenants remaining in the buildings will be given vouchers by HUD which tenants can use to relocate to other properties. Construction of the improvements to be made at the properties will commence as soon as practicable following vacancy and is expected to be completed in six months. Interim financing required to complete the improvements has been obtained. All units at both properties are targeted to be sold by late 1999.

          The subsidy contracts for eight of the properties owned by the Puerto Rico Apartment Partnerships expire no later than 2003, and the contracts for the remaining properties may be cancelled by the applicable partnership in either 2000 or 2001 and every five years thereafter. ACPT may determine to convert some or all of such properties into condominiums upon the expiration or cancellation of the contracts.

     United States.
     -------------

          Because of the risk that sales of condominium units by American Housing would constitute "prohibited transactions" under the rules governing REITs, which would subject the profits from such sales to a 100% tax, ACPT currently does not intend to convert any of the properties owned by the U.S. Apartment Partnerships into condominiums. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of American Rental -- Taxation of American Rental as a REIT."

COMMUNITY DEVELOPMENT.

          ACPT's community development assets will consist of more than 4,800 acres of developed and undeveloped land located in the master planned communities of St. Charles, Maryland, and Parque Escorial, in Carolina, Puerto Rico. The land in both communities will be developed by ACPT and its affiliates for a variety of residential uses, including single-family homes, townhomes, condominiums and apartments, and commercial and industrial uses. ACPT may also develop for residential use certain land adjacent to the site of a planned commercial development in Canovanas, Puerto Rico.

     St. Charles.
     -----------

          ACPT, indirectly through American Land, will own the more than 4,500 acres of the planned community of St. Charles. St. Charles contains a total of approximately 9,100 acres (approximately 14 square miles) located in Charles County, Maryland, 23 miles southeast of Washington, D.C.

          St. Charles is comprised of five separate villages: Smallwood Village, completed, Westlake Village, which has been substantially completed, Fairway Village, currently under construction, and Piney Reach and Wooded Glen. Each village consists of individually planned neighborhoods, and includes schools, churches, recreation centers, sports facilities, and a shopping center. Other amenities include parks, lakes, hiking trails and bicycle paths. St. Charles also includes an 18-hole public golf course. Each community is planned for a mix of residential housing, including detached homes, townhomes, multiplex units and rental apartments. Typical lot sizes for detached homes range from 5,000 to 8,000 square feet.

          IGC's development of St. Charles as a planned unit development ("PUD") began in 1972 when a comprehensive planned unit development for St. Charles was approved by the County. This master plan contemplates construction of approximately 24,730 housing units and 1,390 acres of commercial and industrial development. At September 30, 1997, there were approximately 11,000 completed housing units in St. Charles including Carrington Neighborhood which began prior to 1972 and is not included in the PUD. In addition there are schools, recreation facilities, commercial, office and retail space in excess of 4.2 million square feet. In St. Charles, ACPT, through outside planners, engineers, architects and contractors, obtains necessary approvals for land development, plans individual neighborhoods in accordance with regulatory requirements, constructs roads, utility facilities and community facilities. ACPT develops lots for sale for detached homes, townhomes, apartment complexes, and commercial and industrial development.

          The third village, Fairway Village, so named for the existing 18-hole public golf course which it surrounds, is currently being developed. Its master plan provides for 3,346 dwelling units consisting of 1,287 acres of land including an industrial park and 40 acre commercial center.

          The last two villages, Wooded Glen and Piney Reach, which include approximately 3,000 acres, are planned for development after the completion of Fairway Village. The total number and mix of residential units must be approved by the County Commissioners before development can begin on these two villages and there can be no assurances that the total of 24, 730 units in the master plan can be attained.

          Government Approvals

          The St. Charles master plan has been incorporated in Charles County's comprehensive zoning plan. In addition, the Charles County government has agreed to provide sufficient water and sewer connections for the balance of the housing units to be developed in St. Charles. Specific development plans for each village in St. Charles is subject to approval of the County Planning Commission. Such approvals have previously been received for the villages of Smallwood, Westlake and Fairway. Approvals have not yet been sought on the final two villages.

          Competition

          Competition among residential communities in Charles County is intense. Currently, there are approximately 30 subdivisions competing for new home buyers within five miles of St. Charles. This is the result of several major national and regional homebuilders having been attracted by the growing marketplace. Charles County residential building permits have increased yearly from 1993, with 962 in 1993, 964 in 1994, 965 in 1995, and 1,090 in 1996. In
this very price sensitive market, IGC attempts to position St. Charles to provide among the lowest priced building lots and homes while offering more amenities than the competition. ACPT intends to continue this strategy.

          Environmental Impact

          Management of ACPT believes that the St. Charles master plan can be completed with respect to ACPT's properties without material adverse environmental impact and in compliance with governmental regulations. In preparation for immediate and future development, Phase I Environmental Site Assessments have been prepared for substantially all of the undeveloped parcels. The historical use of the land has been farming and forestry and no significant environmental concerns were found. Jurisdictional determinations for wetlands have been approved by the Corps for Sheffield Neighborhood, the next phase of residential development containing 1,642 dwelling units. Management has developed an Environmental Policy Manual and has established an Environmental Review Committee and an Environmental Compliance Officer to anticipate environmental impacts and avoid regulatory violations. However, development can be delayed while plans are being reviewed by local, state and federal agencies for environmentally sensitive areas.

          As a result of the Restructuring, the property held by ACPT in St. Charles will not be subject to the wetlands litigation of IGC. See "The Restructuring -- Reasons for the Restructuring."

     Parque Escorial.
     ---------------

          ACPT, indirectly through IGP Group and IGP will hold an 80% interest in LDA, the partnership that in 1989 acquired the 431 acre site of the former El Comandante Race Track. LDA has developed and sold 119 acres, and continues to own 312 acres of developed and undeveloped land at this site which has been established as the planned community of Parque Escorial. Parque Escorial is located approximately six miles from the central business district in San Juan, Puerto Rico. The master plan for Parque Escorial was approved in 1992 and contemplates the construction of 2,700 dwelling units of various types on 312 acres and the development of 120 acres for commercial, office and light industrial uses.

          Development of Parque Escorial began in 1994 with the sale of 61 acres of commercial land to Wal-Mart, which is now designing the second phase of a 480,000 square foot shopping center on the tract. Wal-Mart and Sam's Club stores, each consisting of 125,000 square feet, opened in 1995. An additional 12 acres of commercial land have been sold subsequently by LDA for prices up to $1.1 million per acre. Residential development began in 1996 after contracts for 516 housing units were settled. The first 216 of these units will be "walk-up" condominiums built and sold by a joint venture that will be 50% owned by IGP Group.

          Government Approvals

          Parque Escorial's master plan has been approved but specific site plans are subject to planning commission review and approval. LDA has secured agreements with the Puerto Rico Aqueduct and Sewer Authority to provide for adequate water and sewer capacity for the first 1400 units, which includes the commercial space.

          Competition

          The scarcity of developable land in the San Juan metropolitan area creates a favorable market for home sales at Parque Escorial. Competition for home sales is expected primarily from small scale condominium projects in areas considered to be similar or less desirable than Parque Escorial. Furthermore, it is one of only two master planned communities currently under development in the San Juan metropolitan area. The other is the 500-acre Encantada, which is marketed toward higher income homebuyers. Parque Escorial's home prices appeal primarily to entry level purchasers. In addition, Encantada's developer is building all the homes in the community, while Parque Escorial features three separate homebuilders in its first phase, providing more selections for the consumer.

          Environmental Impact

          Management of IGC believes that the Parque Escorial master plan can be completed without material adverse environmental impact and in compliance with government regulations. All of the necessary agencies have endorsed Parque Escorial's environmental impact statement. Wal-Mart has provided mitigation for
11.87 acres of wetlands impacted by their development of the shopping center site and other land.

COMMERCIAL RENTAL PROPERTIES.

          LDA also owns a parcel of land of approximately 540 acres adjacent to the El Comandante Race Track in Canovanas, Puerto Rico. At present, LDA is evaluating the viability of developing and/or leasing the land for a fully integrated entertainment complex consisting of movie studios, an amphitheater with a capacity of 20,000, and an amusement park. Preliminary agreements have already been executed pursuant to which LDA will construct and lease movie studio facilities to an entity specializing in renting such facilities. Portions of the land may also be developed for residential use if commercial development or leasing is not feasible.

PROPERTY MANAGEMENT.

          ACPT, indirectly through its subsidiary American Management, will own and operate the United States property management business currently operated by IGC. In connection with this business, American Management will earn fees from the management of 4,176 rental apartment units, including 2,246 units owned by the U.S. Apartment Partnerships. Management fees for the U.S. apartment properties are based on a percentage of rents ranging from 2.25% to 10.95%. The management contracts for these properties have terms of one or two years and are customarily renewed upon expiration but may be terminated on 30 days notice by either party. Management fees for other apartment properties range from 2.5% to 4.5% of rents.

          In addition, IGP will earn fees from the management of 3,045 rental apartment units owned by the 11 Puerto Rico Apartment Partnerships. Management fees for the apartment properties owned by the Puerto Rico Apartment Partnerships, like those in the U.S., are based on a percentage of rents ranging from 2.25% to 10.95% and the management contracts for these properties have terms of one or two years and are customarily renewed upon expiration. IGP also is entitled to receive up to an aggregate of $192,000 annually in certain incentive management fees with respect to six properties owned by the Puerto Rico Apartment Partnerships. Upon the conversion of such units to condominiums, the number of units under management, and the corresponding management fees, will be reduced. However, IGP would receive fees in connection with managing the conversion process.

          IGP currently manages 855 rental apartments owned by a non-profit entity which acquired the units from IGP in 1996 under the provisions of LIHPRHA. The management agreements for these properties expire April 1, 2001 but management expects the agreement to be renewed for an additional five year period. In addition, IGP manages 531 units owned by the Puerto Rico Housing Finance Agency. These units are expected to be converted to condominiums in 1998 under the management of IGP, which would receive a fee for its services.

HOMEBUILDING IN PUERTO RICO.

          ACPT, through IGP Group, holds a 50% interest in Escorial Builders S.E., a Puerto Rico partnership ("Escorial Builders"), which is a construction joint venture at Parque Escorial. The remaining interest in the joint venture is held by an unrelated third party which is the general contractor for the project. Escorial Builders has acquired lots at Parque Escorial on which it is building 216 "walk-up" condominium units. Delivery of the units is expected to occur over an 18 month period commencing in November 1997. Escorial Builders is not expected to develop any additional projects. However, IGP Group, on its own or through joint ventures, may construct additional projects if an appropriate opportunity arises.

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES.

          The following is a discussion of ACPT's policies with respect to investment in real estate, affiliate transactions and certain other activities. ACPT's policies with respect to these activities have been established by the ACPT Board of Trustees and may be amended or revised from time to time at the discretion of the ACPT Board of Trustees without a vote of the Shareholders. No assurance can be given that ACPT's investment objectives will be attained or that the value of ACPT will not decrease.

     Investment Policies.
     -------------------

          Investments in Real Estate or Interests in Real Estate

          ACPT's primary business objective is to maximize Shareholder value by investing, holding and developing assets that will generate cash available for distribution to its Shareholders. ACPT's policy is to acquire or develop assets where ACPT believes that opportunities exist for acceptable investment returns in areas that utilize the expertise of its management, primarily community development and commercial and residential rental properties.

          ACPT may also participate with other entities in property ownership, through joint ventures or other types of common ownership. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over the equity interests of ACPT.

          Investment in Real Estate Mortgages

          While ACPT intends to emphasize equity real estate investments, it may, in its discretion, invest in mortgages or other real estate interests consistent with its general business strategy. ACPT may also invest in participating or convertible mortgages if the ACPT Board concludes that ACPT and its Shareholders may benefit from the cash flow or any appreciation in the value of the subject property. Such mortgages are similar to equity participations. The mortgages in which ACPT may invest may be either first mortgages or junior mortgages and may or may not be insured by a governmental agency.

          Securities of or Interests in Persons Primarily Engaged in Real Estate Activities and Other Issuers

          ACPT also may invest in securities of entities engaged in real estate activities or securities of other issuers, including for the purpose of exercising control over such entities, although it does not intend to do so.

     Affiliate Transaction Policy.
     ----------------------------

          ACPT has adopted a policy that it will not, without the approval of a majority of independent Trustees, (i) acquire from or sell to any Trustee, officer, employee, or Shareholder who owns more than 2% of the Common Shares (an "Affiliated Shareholder") or any entity in which a Trustee, officer, employee or Affiliated Shareholder of ACPT beneficially owns more than a 1% interest, or any affiliate of any of the foregoing, any property or other assets of ACPT, (ii) make any loan to or borrow from any of the foregoing persons, or (iii) engage in any other transaction with any of the foregoing persons.

     Certain Other Policies.
     ----------------------

          ACPT intends to operate in a manner that will not subject it to regulation under the Investment Company Act of 1940. ACPT does not intend to
(i) invest in the securities of other issuers for the purpose of exercising control over such issuer, (ii) underwrite securities of other issuers, or (iii) actively trade in loans or other investments.

          ACPT may make investments other than as previously described, although it does not currently intend to do so. ACPT has authority to purchase or otherwise reacquire shares Common Shares or any of its other securities in the open market or otherwise and may engage in such activities in the future. The ACPT Board of Trustees has no present intention of causing ACPT to repurchase any Common Shares, and any such action would be taken only in conformance with applicable federal and state laws.

          ACPT may in the future make loans to third parties, including, without limitation, loans to joint ventures in which it participates. ACPT has not engaged in trading, underwriting or agency distribution or sale of securities of other issuers, and ACPT does not intend to do so in the future. ACPT's policies with respect to such activities may be reviewed and modified from time to time by the ACPT Board of Trustees without the vote of the Shareholders.

                               LEGAL PROCEEDINGS

ACPT.

          None.

IGC.

     Wetlands Litigation.
     -------------------

          In 1994, the U.S. Attorney for the District of Maryland ("U.S. Attorney") commenced a federal grand jury investigation regarding actions by IGC in developing certain parcels in St. Charles, Maryland. The parcels were identified by the U.S. Army Corps of Engineers (the "Corps") as wetlands within its regulatory jurisdiction. In October 1995, the grand jury issued an indictment charging IGC, SCA and IGC's Chairman, James J. Wilson, with four felony and four misdemeanor counts of violations of Section 404 (wetlands) of the U.S. Clean Water Act. The charges related to discharge of fill materials into wetlands within the Corps' regulatory jurisdiction without a permit. The violations charged were to have occurred on four parcels totaling approximately 50 acres out of the approximately 4,400 acres IGC had developed in St. Charles. At the same time, the U.S. Attorney filed a civil action charging nine separate civil violations of the U.S. Clean Water Act with respect to the four parcels involved in the criminal action and one additional parcel. The civil action was dismissed without prejudice, and thus may be refiled.

          On February 29, 1996, IGC, SCA and Mr. Wilson were convicted in the U.S. District Court for the District of Maryland (the "District Court") on the four felony counts. On June 17, 1996, Mr. Wilson was sentenced to 21 months imprisonment, one year of supervised release and a $1,000,000 fine. IGC and SCA were fined $2,000,000 and $1,000,000, respectively, placed on probation for five years and ordered to implement a wetlands restoration and mitigation plan, which IGC's engineers estimate would cost $2,000,000 to $3,000,000. IGC has paid the aggregate $3,000,000 in fines on behalf of itself and SCA. The Wetlands Properties subject to this litigation are being retained by IGC which will remain responsible for restoration and mitigation costs. As a result of the conviction, the Wetlands Properties are encumbered by a an obligation to impose a conservation easement and therefore may not be developed at present.

          If the wetlands conviction is overturned, IGC would receive a full refund of the $3,000,000 in fines, and any conservation easements encumbering the Wetlands Properties would be removed. ACPT would not be entitled to any portion of the fine refund. Appeals were filed with the U.S. Court of Appeals for the Fourth Circuit ("Appeals Court"), and Mr. Wilson's prison sentence was stayed pending the outcome of the appeals. The Appeals Court heard the oral arguments on March 3, 1997, and a ruling is expected during the fourth quarter of 1997. Management believes that IGC,

SCA and Mr. Wilson have numerous and legitimate grounds for the appeal. The appeal may result in the conviction being upheld, overturned or remanded to the District Court for retrial. In the event that the criminal conviction is overturned as a result of the appeal, the U.S. Department of Justice may appeal such decision of the Appeals Court to the United States Supreme Court. In addition, the U.S. Attorney may refile at any time the civil action relating to the Wetlands Properties that was dismissed without prejudice by the District Court. Any determination in a civil action adverse to IGC may result in the imposition of fines and substantial remediation costs on IGC.

          On October 23, 1997, the District Court denied a motion by IGC and SCA to stay, pending resolution of IGC's and SCA's appeal, the restoration and mitigation obligations with respect to the Towne Center South land and an additional parcel. IGC and SCA have appealed this decision to the Appeals Court.

     Other Litigation.
     ----------------

          In 1994, SCA and IGC, as its general partner, filed two claims against Charles County, Maryland and its County Commissioners in the Maryland Tax Court, a state administrative agency, seeking compensation for school sites that SCA previously had deeded to the County. The actions seek to enforce an agreement settling litigation between the parties that was entered into in 1989 as well as rights under Charles County law. Under the terms of the settlement agreement, the County agreed to credit SCA for school sites contributed and to repay to SCA any excess school impact fees paid. IGC and SCA seek $5,500,000, equal to the fair market value of the school sites. SCA's and IGC's claims have not yet been decided by the Tax Court. Any recovery will be for the benefit of IGC and not ACPT.

          In a separate proceeding, SCA and IGC, as its general partner, filed suit in 1997 against Charles County and its County Commissioners in the Circuit Court for Charles County to enforce another provision of the 1989 settlement agreement. IGC and SCA claim that the County has failed to conduct an appropriate water and sewer connection fee study as the basis on which to set such fees for the St. Charles communities. This matter has been the subject of extensive previous litigation, and in 1992 the Circuit Court for Charles County rendered judgment in favor of SCA and IGC requiring the County to conduct an appropriate study. That decision was affirmed in 1995 by the Court of Special Appeals of Maryland. The litigation filed by SCA and IGC in 1997 seeks to enforce the prior court orders that require the County to conduct the appropriate water and sewer connection fee study, to reduce the connection fees paid prospectively in the St. Charles communities, and to obtain repayment of excess fees paid in the past. The matter has not yet been decided by the Circuit Court for Charles County. SCA has assigned its rights under the settlement agreement to ACPT. However, any damages awarded in respect of excess sewer connection fees paid prior to the Distribution would be retained by SCA.

                   IGC PRO FORMA CONSOLIDATED FINANCIAL DATA

          The unaudited Pro Forma Consolidated Financial Data of IGC reflects IGC and its continuing businesses subsequent to the Restructuring and the Distribution for the six months ended June 30, 1997 and for the year ended December 31, 1996, as if the Restructuring and the Distribution had been completed at the beginning of the applicable period and as of June 30, 1997, as if the Restructuring and the Distribution were in effect as of such date. The Pro Forma Consolidated Financial Data of IGC are unaudited and provided for informational purposes only and do not purport to be indicative of the results that actually would have been obtained if the Restructuring and the Distribution had been effected on the dates indicated or of the results that may be obtained in the future.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                (In thousands)
                                  (Unaudited)

                                                     IGC                        PRO FORMA
                                              HISTORICAL (A,B,D)  ACPT (B,C,D)    IGC (E)
                                              ------------------  ------------  ---------
REVENUES
  Community development-land sales                      $ 5,689       $ 5,567   $   122
  Homebuilding-home sales                                 3,642            --     3,642
  Equity in earnings from partnerships
    and developer fees                                    1,259           650       609
  Investment in gaming properties                           549            --       549
  Rental property revenues                                4,300         4,300        --
  Management and other fees, substantially
    all from related entities                             2,269         2,269        --
  Interest and other income                                 597           415       182
                                                        -------       -------   -------
    Total revenues                                       18,305        13,201     5,104
                                                        -------       -------   -------

EXPENSES
  Cost of land sales                                      3,604         3,459       145
  Cost of home sales                                      3,563            --     3,563
  Selling and marketing                                     571            64       507
  General and administrative                              3,532         3,252       280
  Interest expense                                        1,926         1,900        26
  Rental properties operating expense                     1,768         1,768        --
  Depreciation and amortization                           1,089           941       148
  Wetlands litigation expenses                               68            --        68
  Write-off of deferred project costs                         6             6        --
                                                        -------       -------   -------
    Total expenses                                       16,127        11,390     4,737
                                                        -------       -------   -------

INCOME BEFORE PROVISION FOR INCOME
  TAXES AND MINORITY INTEREST                             2,178         1,811       367

PROVISION FOR INCOME TAXES                                  112             8       104
                                                        -------       -------   -------

INCOME BEFORE MINORITY INTEREST                           2,066         1,803       263
MINORITY INTEREST                                           (13)          (13)       --
                                                        -------       -------   -------

NET INCOME                                              $ 2,053       $ 1,790   $   263
                                                        =======       =======   =======

NET INCOME PER SHARE                                    $   .20       $   .35   $   .03
                                                        =======       =======   =======

WEIGHTED AVERAGE SHARES OUTSTANDING                      10,257         5,180    10,257
                                                        =======       =======   =======

     This pro forma statement should be read with the accompanying notes.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
               PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                (In thousands)
                                  (Unaudited)

                                                     IGC                        PRO FORMA
                                              HISTORICAL (A,B,D)  ACPT (B,C,D)    IGC (E)
                                              ------------------  ------------  ---------
REVENUES
  Community development-land sales                      $15,697       $13,674    $ 2,023
  Homebuilding-home sales                                 8,660            --      8,660
  Equity in earnings from partnerships
    and developer fees                                   16,605        16,643        (38)
  Investment in gaming properties                             4            --          4
  Rental property revenues                                7,577         7,577         --
  Management and other fees, substantially
    all from related entities                             4,816         4,816         --
  Interest and other income                               1,257           982        275
                                                        -------       -------    -------
    Total revenues                                       54,616        43,692     10,924
                                                        -------       -------    -------

EXPENSES
  Cost of land sales                                     11,296         9,378      1,918
  Cost of home sales                                      8,661            --      8,661
  Selling and marketing                                   1,320           226      1,094
  General and administrative                              7,338         6,810        528
  Interest expense                                        4,507         4,433         74
  Rental properties operating expense                     3,245         3,245         --
  Depreciation and amortization                           1,997         1,726        271
  Wetlands litigation expenses                              973            --        973
  Write-off of deferred project costs                       562           321        241
                                                        -------       -------    -------
    Total expenses                                       39,899        26,139     13,760
                                                        -------       -------    -------

INCOME (LOSS) BEFORE PROVISION FOR
  INCOME TAXES AND MINORITY INTEREST                     14,717        17,553     (2,836)

PROVISION FOR INCOME TAXES                                3,634         3,424        210
                                                        -------       -------    -------

INCOME (LOSS) BEFORE MINORITY INTEREST                   11,083        14,129     (3,046)
MINORITY INTEREST                                          (306)         (306)        --
                                                        -------       -------    -------

INCOME (LOSS) FROM CONTINUING OPERATIONS                $10,777       $13,823    $(3,046)
                                                        =======       =======    =======

INCOME (LOSS) FROM CONTINUING OPERATIONS
  PER SHARE                                             $  1.05       $  2.67    $  (.30)
                                                        =======       =======    =======

WEIGHTED AVERAGE SHARES OUTSTANDING                      10,257         5,180     10,257
                                                        =======       =======    =======

     This pro forma statement should be read with the accompanying notes.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                (In thousands)
                                  (Unaudited)


                                    ASSETS
                                    ------

                                                    IGC                   PRO FORMA
                                              HISTORICAL (D)  ACPT (C,D)    IGC (E)
                                              --------------  ----------  ---------
CASH AND CASH EQUIVALENTS
  Unrestricted                                      $  1,575    $  1,545    $    30
  Restricted                                             900         813         87
                                                    --------    --------    -------
                                                       2,475       2,358        117
                                                    --------    --------    -------

ASSETS RELATED TO COMMUNITY DEVELOPMENT
  Land and development costs
    Puerto Rico                                       36,751      36,751         --
    St. Charles, Maryland                             26,691      21,735      4,956
    Other United States locations                     15,146          --     15,146
  Notes receivable on lot sales and other,
    substantially all due from affiliates             15,636       6,167      9,469
                                                    --------    --------    -------
                                                      94,224      64,653     29,571
                                                    --------    --------    -------

ASSETS RELATED TO RENTAL PROPERTIES
  Operating properties, net                           38,724      38,724         --
  Investment in unconsolidated rental
    property partnerships                              8,180       8,180         --
  Other receivables, net                                 711         373        338
                                                    --------    --------    -------
                                                      47,615      47,277        338
                                                    --------    --------    -------

ASSETS RELATED TO HOMEBUILDING
  Homebuilding construction and land                   1,578          --      1,578
  Investment in joint venture                            452         452         --
  Receivables and other                                  119          --        119
                                                    --------    --------    -------
                                                       2,149         452      1,697
                                                    --------    --------    -------

OTHER ASSETS
  Goodwill, net                                        1,919          --      1,919
  Deferred costs regarding waste
    technology and other projects,
    receivables and other                              4,914       1,734      3,180
  Property, plant and equipment, net                   1,163         484        679
                                                    --------    --------    -------
                                                       7,996       2,218      5,778
                                                    --------    --------    -------
    TOTAL ASSETS                                    $154,459    $116,958    $37,501
                                                    ========    ========    =======

     This pro forma statement should be read with the accompanying notes.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                (In thousands)
                                  (Unaudited)



                       LIABILITIES AND PARTNERS' CAPITAL
                       ---------------------------------

                                                    IGC                   PRO FORMA
                                              HISTORICAL (D)  ACPT (C,D)    IGC (E)
                                              --------------  ----------  ---------

LIABILITIES RELATED TO COMMUNITY
DEVELOPMENT
  Recourse debt                                     $ 39,682    $ 38,346    $ 1,336
  Non-recourse debt                                    2,258       2,258         --
  Accounts payable, accrued liabilities
    and deferred income                                5,151       4,947        204
                                                    --------    --------    -------
                                                      47,091      45,551      1,540
                                                    --------    --------    -------

LIABILITIES RELATED TO RENTAL PROPERTIES
  Recourse debt                                        1,004       1,004         --
  Non-recourse debt                                   39,308      39,308         --
  Accounts payable and accrued liabilities             2,912       2,912         --
                                                    --------    --------    -------
                                                      43,224      43,224         --
                                                    --------    --------    -------

LIABILITIES RELATED TO HOMEBUILDING
  Recourse debt                                          242          --        242
  Accounts payable, accrued liabilities
    and deferred income                                2,271          --      2,271
                                                    --------    --------    -------
                                                       2,513          --      2,513
                                                    --------    --------    -------

OTHER LIABILITIES
  Accounts payable and accrued liabilities             3,627       2,450      1,177
  Notes payable and capital leases                       650         191        459
  Accrued income tax liability-current                 3,086       3,084          2
  Accrued income tax liability-deferred                4,338       3,942        396
                                                    --------    --------    -------
                                                      11,701       9,667      2,034
                                                    --------    --------    -------
    TOTAL LIABILITIES                                104,529      98,442      6,087
                                                    --------    --------    -------

PARTNERS' CAPITAL                                     49,930      18,516     31,414
                                                    --------    --------    -------

  TOTAL LIABILITIES AND PARTNERS'
  CAPITAL                                           $154,459    $116,958    $37,501
                                                    ========    ========    =======

     This pro forma statement should be read with the accompanying notes.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
                NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA


(A) Certain amounts presented for December 31, 1996 in the Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statement of Income have been reclassified to conform with the June 30, 1997 presentation.

(B) Land sales occurred during the six months ended June 30, 1997 and the year ended December 31, 1996, as IGC's land business sold lots to its homebuilding business. Gross profit on these sales, historically eliminated in consolidation, has been included in IGC and ACPT's historical results for these periods based upon the estimated fair market value of the land (based on comparable sales to third parties).

(C) Reflects the registration, initiation of operations, and distribution of all Common Shares of American Community Properties Trust ("ACPT"). ACPT, which was formed on March 17, 1997, is expected to carry out the restructuring of IGC. IGC expects to transfer its principal operations to ACPT and distribute to the partners of IGC, including its Unitholders, all the Common Shares of ACPT.

(D) As of and during the six months ended June 30, 1997 and during the year ended December 31, 1996, an intercompany note receivable and intercompany debt existed between IGC and LDA. Interest income and expense and the note receivable and payable amounts, historically eliminated in consolidation, have been included in IGC and ACPT's historical results for these periods.

(E) Reflects IGC's remaining operations after the reclassifications as described in (C) and (D). Column balances equal "IGC Historical" column balances less "ACPT" column balances. IGC's remaining operations include the U.S. homebuilding business, waste technology business, land subject to the wetlands conviction and certain other parcels of land.

                          IGC AFTER THE RESTRUCTURING

NO CHANGE IN PARTNERSHIP STRUCTURE.

          After the Restructuring, IGC will remain a publicly-traded limited partnership under the existing Partnership Agreement. No amendments to the Partnership Agreement are being made as a part of the Restructuring. IGC's executive offices are located at 222 Smallwood Village Center, St. Charles, Maryland 20602.

DESCRIPTION OF IGC'S CONTINUING BUSINESS.

          After the Restructuring, IGC will continue to own the Retained Assets, which in management's view do not fit ACPT's business plan. These assets include the Wetlands Properties, the LDA Note, all of the shares of AFH and IWT, all of the voting stock of HDAMC, an indirect 50% interest in Brandywine Investment Associates L.P., which owns land in Brandywine, Maryland, a 100% interest in Pomfret LLC, which owns land in Pomfret, Maryland, the Montclair land, and the Westbury land, as well as fractional interests in HDA, Chastleton and Coachman's L.P. and the beneficial interest in the CWT Trust. Management of IGC believes that the Retained Assets will enable IGC to continue significant operations following the Distribution. However, unless IGC prevails in its appeal of the wetlands conviction or IWT receives one or more contracts to develop a waste treatment facility, IGC's operations may not generate significant profits or enable IGC to make distributions to IGC Unitholders. American Management will perform certain administrative and support services for IGC pursuant to the Service Agreement. See "Transactions with Related Parties -
- Service Agreement."

     Real Estate Development.
     -----------------------

          Brandywine

          SCA, in which IGC holds a 99% interest, owns a 50% interest in Brandywine Investment Associates L.P., a Maryland limited partnership. Brandywine Associates owns Brandywine Village, a 277 acre tract in Prince George's County, Maryland. The property currently is in the planning, engineering and approval phase, and consists of two approved comprehensive design zones that permit residential, retail commercial, office commercial and light industrial uses. The value of IGC's interest in Brandywine Village has been appraised at $8,885,000 as of June 9, 1997. See "Appraisals."

          Pomfret

          IGC holds a 100% interest in Pomfret LLC, which owns an 812 acre tract in Charles County, Maryland. The site, which currently is in the planning phase, is zoned for low density residential use, which would permit 812 one acre home sites or up to

1,420 single family detached units with a central sewer system. The value of IGC's interest in the Pomfret land has been appraised at $3,248,800 as of December 31, 1996. See "Appraisals."

          Montclair

          IGC currently owns 77 townhome lots in the planned 4,000 residential unit development of Montclair in Prince William County, Virginia. The lots are approved and engineered and IGC is seeking a third party builder to purchase them. The value of IGC's interest in Montclair has been appraised at $1,574,000 as of May 12, 1997. See "Appraisals."

          Westbury

          IGC owns approximately 340 lots for residential use in the master planned community of Westbury in St. Mary's County, Maryland. IGC's holdings consist of 38 townhome and 54 single family lots that currently are under development, plus an additional 250 lots that have been approved for single family use and that IGC anticipates will be developed over the next several years. The value of IGC's interest in 51 of the Phase II single family lots has been appraised at $210,000 as of May 20, 1997. See "Appraisals."

          Wetlands Properties

          As a result of the wetlands conviction, the Wetlands Properties are encumbered by an obligation to impose a conservation easement and therefore may not be developed. Any easements will be removed if the wetlands conviction is ultimately reversed. The Wetlands Properties include the Towne Center South land in St. Charles, which prior to the wetlands litigation was held by IGC for commercial development.

     Interstate Waste Technologies; CWT Trust.
     ----------------------------------------

          Following the Distribution, IGC plans to continue the development and expansion of the waste treatment facility development business currently conducted by IWT. In addition, IGC will provide funding for the CWT Trust and thereby fund development of the waste treatment facility business of CWT. IGC's objective is to establish the waste treatment business in a single viable operating company that can be sold or spun off as a separate company to IGC Unitholders in the future. CWT has been invited by the government of the Caribbean nation of St. Marteen to submit a proposal for the development of a waste treatment facility that would use IWT's innovative waste disposal and conversion technology.

     American Family Homes.
     ---------------------

          Management of IGC intends to seek a buyer, merger candidate or strategic investing partner for AFH. However, there can be no assurance that any such transaction will be consummated on terms acceptable to IGC. In the interim, AFH will continue its homebuilding activities in Virginia, North Carolina and South Carolina.

CAPITAL RESOURCES OF IGC FOLLOWING THE RESTRUCTURING.

          In the event that the wetlands conviction is ultimately upheld, IGC, in addition to the total of $3 million in fines imposed on IGC and SCA which already have been paid by IGC, will be responsible for paying the costs incurred in implementing the restoration and remediation plan ordered by the district court. IGC estimates that the costs of the restoration plan will be approximately $2 to $3 million. The terms of the Banc One credit facility provide that IGC may borrow up to $2 million solely for use to pay remediation costs resulting from the wetlands litigation. See "Transactions with Related Parties -- Banc One Financing".

          The appeal of IGC's wetlands conviction to the Appeals Court may result in the conviction being upheld, overturned or remanded to the District Court for retrial. In the event that the criminal conviction is overturned as a result of the appeal to the Appeals Court, the U.S. Department of Justice may appeal such decision of the Appeals Court to the United States Supreme Court.
In addition, the U.S. Attorney may refile at any time the civil action relating to the Wetlands Properties that was dismissed without prejudice by the District Court. Any determination in a civil action adverse to IGC may result in the imposition of substantial fines and remediation costs on IGC.

          Management of IGC believes that the Banc One credit facility and the value of the Retained Assets will be sufficient to pay the remediation and restoration costs imposed by the wetlands conviction or any damages resulting from a civil suit. IGC would sell, or borrow against the value of, the Retained Assets to the extent necessary to fund any costs relating to the wetlands litigation that exceed the amount available under the Banc One credit facility.

          In the event that the wetlands conviction is ultimately resolved in favor of IGC, the $3 million in fines already paid by IGC would be fully refunded to IGC. ACPT would not be entitled to any portion of such refund.

LISTING OF IGC UNITS.

          Management of IGC believes that the assets retained by IGC after the Distribution will enable IGC to continue significant operations, and IGC intends to take steps to continue the listing of the IGC Units on the AMEX and the PSE. Such actions may include a reverse split with respect to the outstanding IGC Units that may have the effect of increasing the trading price of IGC Units. Continued listing may not be possible, however, due to the disposition of a substantial portion of IGC's assets. Should this prove to be the case, it is management's view that IGC should be liquidated after the Restructuring. Accordingly, IGC proposes to liquidate IGC in the event that it is no longer possible to continue its listing on the American and Pacific exchanges. However, the final consummation of the Liquidation and dissolution of IGC would be subject to the relisting of IGC Units on the AMEX and PSE in the event that the wetlands litigation is ultimately resolved in IGC's favor. The period of the Liquidation of IGC would be expected to last for a period no shorter than the period during which IGC remains on probation as a result of the wetlands litigation, if such litigation is not ultimately resolved in IGC's favor. During the Liquidation period, IGC Units would be expected to trade on the over-the-counter market. However, the liquidation process does not preclude the possibility of IGC management soliciting offers to purchase all outstanding IGC Units or of IGC offering to redeem outstanding IGC Units following a delisting.

CREDITORS RIGHTS.

          If, in a lawsuit by an unpaid creditor or representative of creditors of IGC, such as a trustee in bankruptcy, a court were to find that, at the time IGC made the Distribution, IGC (i) was insolvent, (ii) was rendered insolvent by reason of the Distribution, (iii) was engaged in a business or transaction for which IGC's assets constituted unreasonably small capital, or (iv) intended to incur, or believed that it would incur, obligations beyond its ability to pay such obligations as they matured, such court could void the Distribution as a fraudulent transfer or conveyance and require recipients of Common Shares to return them (or equivalent amounts) to IGC or to a fund for the benefit of its creditors.

          As described below, IGC's management believes that following the Distribution IGC will be solvent, will have sufficient capital for carrying on its business and will be able to pay its obligations, including those related to the wetlands litigation, as they become due. There can be no assurance, however, that a court would value IGC's assets on the same basis to determine whether IGC was insolvent at the time of, or after giving effect to, the Distribution, or that, regardless of the method of valuation, a court would not determine that IGC was insolvent at such time, that it was engaged in a business for which its remaining assets constituted unreasonably small capital or that IGC was generally unable to pay its obligations as they became due.

          In addition, the Delaware Act prohibits limited partnerships from making distributions to limited partners to the extent that, after giving effect to such distribution, certain liabilities of the partnership exceed the fair value of its assets. The Delaware Act further provides that recipients of a distribution who knew at the time of such distribution that such distribution violated the Delaware Act are liable to the partnership for the amount of the distribution. However, limited partners receiving an unlawful distribution who were unaware at the time of such distribution that it was unlawful are not liable to the partnership. IGC's management believes that after giving effect to the Distribution, IGC's liabilities will not exceed the fair value of its assets and therefore that the Distribution will not violate the Delaware Act.

                                  MANAGEMENT

MANAGEMENT OF IGC.

          IGMC will continue as the managing general partner of IGC after the Restructuring, and James J. Wilson will continue as the Chairman of the Board of IGMC and the Chief Executive Officer of IGC. However, following the Distribution, no Trustee or officer of ACPT will serve as a director or officer of IGMC. Consequently, J. Michael Wilson, Thomas Wilson, Donald Blakeman, Jorge Colon-Nevares, Edwin Kelly, Paul Resnik, Carlos R. Rodriguez and Francisco Arrivi Cros, who currently are directors and/or officers of IGMC and who are or will be Trustees and/or officers of ACPT will resign from their positions at IGC prior to the Distribution. Following the Distribution, the directors of IGC, in
addition to James Wilson, will be               ,                , and
, and the principal executive officers of IGC will be              ,
, and          .

BOARD OF TRUSTEES.

          The business and affairs of ACPT will be managed under the direction of the Board of Trustees. At the effective time of the Restructuring, the Board of Trustees will have four members, all of whom will be persons who will be employees of ACPT or a member of the Wilson Family. In addition, three other persons who will not be employees of ACPT or any affiliated company or a member of the Wilson Family have agreed to serve as Trustees beginning immediately after the completion of the Restructuring.

          Pursuant to the terms of the Declaration of Trust, the Trustees are divided into three classes. One class will hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1999, a second class will hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2000, and a third class will hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2001.
At each annual meeting of Shareholders, the successors to the class of Trustees whose terms expire at that meeting will be elected to hold office for a term continuing until the annual meeting of Shareholders held in the third year following the year of their election and the election and qualification of their successors. See "Certain Provisions of Maryland Law and ACPT's Declaration of Trust and Bylaws."

TRUSTEES AND EXECUTIVE OFFICERS.

          The following table sets forth certain information with respect to the persons who will be the Trustees and the executive officers of ACPT at the effective time of the Restructuring and the persons who have agreed to serve as Trustees immediately following the completion of the Restructuring. Additional biographical information follows the table. All executive officers are elected by the Board of Trustees and may be removed, with or without cause, at the discretion of the Board of Trustees.

         NAME            AGE           POSITION            TERM EXPIRES
         ----            ---           --------            ------------
J. Michael Wilson         32  Trustee, Chairman and
                              Chief Executive Officer

Edwin L. Kelly            55  Trustee, President and
                              Chief Operating Officer

Francisco Arrivi Cros     52  Trustee; Executive Vice
                              President and Treasurer

Donald G. Blakeman        65  Trustee(1)

Thomas Shafer                 Trustee(1)

Thomas B. Wilson          35  Trustee

Jorge Colon Nevares           Trustee(1)

Paul A. Resnik            50  Senior Vice President

Carlos R. Rodriguez       52  Vice President

_______________________

(1)  To become Trustees immediately following completion of the Restructuring.

          J. MICHAEL WILSON has been a Director of IGMC since December 1996 and in January 1997 was named its Vice Chairman, Chief Financial Officer and Secretary, and Chief Financial Officer of IGC. He has been President and Chief Operating Officer of IBC since 1994 and a director since 1991. He served as Vice President of IBC from 1991 to 1994. He has been a director of Wilson Securities Corporation since 1991, and President since March 1996. He was Vice President of Wilson Securities Corporation from 1991 to 1996. He has been Vice President of IWT since 1994. He served as Real Estate Finance Division Loan Administrator for Chase Manhattan Bank in New York from 1989 to 1991. He graduated from Manhattan College, New York with a degree in Business Finance in 1989.

          EDWIN L. KELLY was named President and Chief Operating Officer of IGMC and IGC in January 1997. He previously served as Senior Vice President and Treasurer of IGC and Senior Vice President of IGMC since their formation in 1986. He has served in various executive positions with IGC and its predecessor companies since 1974, including as a Director of IGMC from 1986 to present. Prior to joining Interstate, he was a manager in the Consulting Division of Arthur Andersen & Co.

          FRANCISCO ARRIVI CROS was Senior Vice President of IGC from 1990 to 1996 and since 1997 has been Executive Vice President of IGC. He was named as a director of IGMC in April 1997. He also has served as President of IGP since 1996. Before joining IGC, he was Vice President of The Chase Manhattan Bank N.A. in Puerto Rico from 1977 to 1990, and manager of its Real Estate Finance Division from 1985 to 1990.

          DONALD G. BLAKEMAN has been a Director of IGMC since its inception in 1986. He served as Executive Vice President of IGMC and IGC from 1986-1996. He was Secretary of IGMC from 1990 to 1995. He served in various executive positions with IGC and its predecessor companies from 1968 to 1996. He was named President of Equus and Equus Management Company ("EMC") in January 1996, and in connection with those roles he resigned as an officer of IGC in August 1996. He has served as a Director of EMC since its formation in 1994.

          THOMAS SHAFER is a registered Professional Engineer specializing in real estate evaluation and land development. He has been a partner of Whitman, Requardt and Associates, LLP, an engineering and architectural firm, since 1976 and its managing partner since 1989. Mr. Shafer serves on the Business Advisory Committee of Mayor Kurt Schmoke of Baltimore and as the President and Chairman of the Board of the Charles Village Community Benefits District and the Charles Village Community Foundation, Inc. Mr. Shafer is a member of the Urban Land Institute, the National Society of Professional Engineers and the American Water Works Association. His firm has provided engineering services to IGC in connection with the St. Charles development for thirty years. Mr. Shafer will retire as an active partner of Whitman, Requardt on December 31, 1997.

          THOMAS B. WILSON has been a Director of IGMC since December 1995. He has been a Vice President of IBC since 1994. Since 1994, he has been President of El Comandante Operating Company, Inc. ("ECOC"), which leases El Comandante Race Track in Puerto Rico from a subsidiary of Equus.

          JORGE COLON NEVARES has been a director of IGMC since 1989. He serves as a Director of ECOC, which leases El Comandante Race Track in Puerto Rico from a subsidiary of Equus. Since 1978, he has been President and Chief Executive Officer of Wendco of Puerto Rico, Inc., the franchisee of Wendy's for Puerto Rico. He is an officer and a Director of Multisystems Restaurants, Inc. and Twenty First Century

Restaurants, Inc., the franchisee for Sizzler and T.G.I. Friday's in Puerto Rico. He is a Director of the Foundation for the University of Puerto Rico and Chairman of the Board of Trustees for Universidad Central del Caribe School of Medicine.

          PAUL A. RESNIK has been Senior Vice President of IGC since 1993 and Vice President of IGMC since 1989. He served as Vice President of IGC from 1987 to 1993. From 1986 to 1987 he was Vice President of Multi-Management, Inc., a property management and real estate development company in Cleveland, Ohio.
From 1978 to 1986 he was General Manager of Naiman Development Company, a developer of commercial properties and property management company in Cleveland, Ohio.

          CARLOS R. RODRIGUEZ has been Vice President of IGC since February 1989. From 1984 to 1989, he was Senior Vice President/Construction Manager of SORO Construction Control, Inc., a construction management company in Houston, Texas. From 1980 to 1984 he was Vice President/Construction of Motley & Associates, a real estate development company in Houston, Texas.

COMMITTEES OF THE BOARD OF TRUSTEES.

          Following the Restructuring, the Board of Trustees will have the following committees:

     Audit Committee.
     ---------------

          The Audit Committee will consist of no fewer than two members, each of whom will be an Independent Trustee. The responsibilities of the Audit Committee will include making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans for and results of the annual audit engagement, approval of any other professional services provided by the independent public accountants, approval of the fees paid to the independent public accountants for audit and non-audit services, and periodically reviewing, with the assistance of the independent public accountants, the adequacy of ACPT's internal accounting controls.

     Compensation Committee.
     ----------------------

          The Compensation Committee will consist of no fewer than two members, each of whom will be an Independent Trustee. The Compensation Committee will be responsible for the administration of the Share Incentive Plan and for approving the compensation of the executive officers of ACPT.

     Nominating Committee.
     --------------------

          The Board of Trustees does not have a standing committee for the recommendation of nominees for election to the Board of Trustees. This function is performed by the entire Board of Trustees.

COMPENSATION OF TRUSTEES.

          Trustees that will not receive salaries from ACPT will receive directors' fees established by the Board of Trustees. Initially, these Trustees will be compensated at a rate of $5,000 per quarter, $1,400 per meeting and out of pocket travel reimbursements for meeting attendance. Trustees who are not employees of ACPT also are eligible to receive Share based incentive compensation under the Trustees Share Plan described below.

EXECUTIVE COMPENSATION.

          The following table sets forth the estimated annualized base salary expected to be paid following the Restructuring to each of ACPT's executive officers

                                                        ESTIMATED ANNUAL
         NAME                     POSITION              BASE SALARY
J. Michael Wilson        Chairman, Chief Executive           $ 90,000
                         Officer

Edwin L. Kelly           President, Chief Operating           225,000
                         Officer

Francisco Arrivi Cros    Executive Vice President,            225,000
                         Treasurer

Paul Resnik              Senior Vice President                169,700

Carlos R. Rodriguez      Vice President                       133,500

                         All Executive Officers
                         as a Group                          $843,200

Subsequent to completion of the Restructuring ACPT intends to adopt one or more incentive plans for its key employees in addition to the Share Incentive Plan described below.

EMPLOYMENT AGREEMENTS.

          Each of Messrs. Kelly, Arrivi and Resnik will enter into an employment agreement (the "Employment Agreements") with American Management to become effective on the date of the Distribution. The Employment Agreement of Messrs. Kelly and Arrivi will replace employment agreements that they currently have with IGC. Pursuant to the Employment Agreements, Mr. Kelly will serve as President and Chief Operating Officer and will be paid an annual base salary of $225,000, Mr. Arrivi will serve as Executive Vice President and will be paid an annual base salary of $225,000, and Mr. Resnik will serve as Senior Vice President and will be paid an annual base salary of $169,700. The Employment Agreements will provide for salary raises at the discretion of the Board of Trustees. Each of the Employment Agreements is annually renewable by the Board of Trustees.

          Under the terms of the Employment Agreements, if the executive's employment with American Management is terminated by American Management other than for "cause" (as defined in the Employment Agreement), or is terminated by the executive for "good reason" (as defined in the Employment Agreement) the terminated executive will be entitled to continue to receive his base salary for months following the date of termination. The Employment Agreement also provides for payment to the covered executive of severance compensation in an
amount equal to     months base salary if within two years of any "change in
control" (as defined in the Employment Agreement) the covered executive is terminated by American Management for any reason or voluntarily resigns.

SHARE INCENTIVE PLANS.

          ACPT has adopted the 1997 Share Incentive Plan (the "Share Incentive Plan") and the 1997 Trustees Share Incentive Plan (the "Trustee Share Plan") to provide for Common Share-based incentive compensation for officers, key employees and Trustees. The Share Incentive Plan and the Trustee Share Plan will be substantially similar to the existing plans of IGC. The summaries of the Share Incentive Plan and Trustee Share Plan set forth below are qualified in their entirety by reference to the text of the Plans, copies of which have been filed as exhibits to the Registration Statement of which this Information Statement/Prospectus is a part.

     Employee Plan.
     -------------

          Under the Share Incentive Plan, the Compensation Committee of the Board of Trustees may grant to key employees the following types of Share-based incentive compensation awards ("Awards"): (i) options to purchase a specified number of Common Shares ("ACPT Options"), (ii) forfeitable Common Shares that vest upon the occurrence of certain vesting criteria ("Restricted Shares"), or
(iii) Share Appreciation Rights ("ACPT Rights") that entitle the holder to receive upon exercise an amount payable in cash, Common Shares or other property (or any combination of the foregoing) equal to the difference between the market
value of Common Shares and a base price fixed on the date of grant.   A total of
208,000 Common Shares has been reserved for issuance under the Share Incentive Plan.

          The Share Incentive Plan authorizes the Compensation Committee to determine the exercise price and manner of payment for ACPT Options and the base price for ACPT Rights. The Compensation Committee also is authorized to determine the duration and vesting criteria for Awards, including whether vesting will be accelerated upon a change in control of ACPT.

          Rights of key employees under Awards are not transferable other than to immediate family members or by will or the laws of intestate succession.

     Trustees Plan.
     -------------

          The Trustee Share Plan authorizes the Board of Trustees, in its discretion, to grant to eligible Trustees Awards of the same types and terms of Awards as provided under the Share Incentive Plan. Only Trustees who are not employees of ACPT or any affiliated company are eligible to receive Awards under the Trustee Share Plan. A total of 52,000 Common Shares have been reserved for issuance under the Trustee Share Plan.

TREATMENT OF IGC OPTIONS AND UNIT APPRECIATION RIGHTS.

          In connection with the Distribution, holders of options to purchase IGC Units ("IGC Options") which have been awarded prior to the Distribution Date, whether or not such IGC Options have vested, will receive ACPT Options to purchase one Common Share for every two IGC Options. Likewise, holders of IGC Unit Appreciation Rights ("IGC Rights") awarded prior to the Distribution Date, whether vested or not, will receive one ACPT Right for every two IGC Rights. Holders of IGC Rights or Options will not be required to pay any additional consideration for, and will not be required to surrender or exchange their IGC Rights or Options to obtain, such ACPT Rights or Options. Any ACPT Options or Rights issued in respect of IGC Options or Rights that have not vested at the time of the Distribution will vest at the same time as the corresponding IGC Options or Rights.

          Consequently, the following Trustees and officers of ACPT who currently hold IGC Options or Rights will be issued the following number of ACPT Options or Rights in connection with the Distribution: Francisco Arrivi Cros -- 10,000 ACPT Options and 75,000 ACPT Rights; Paul Resnik -- 50,000 ACPT Rights; Edwin L. Kelly -- 40,000 ACPT Rights; and Carlos R. Rodriguez -- 6,000 ACPT Options and 4,800 ACPT Rights.

          The exercise price for each such ACPT Option, or the base price for each such ACPT Right, as the case may be, will be equal to (a) the exercise price of the IGC Options or base price of the IGC Rights in respect of which such ACPT Options or Rights were issued, multiplied by (b) the percentage obtained by dividing (i) the average closing price of Common Shares on the AMEX for the 20 trading days immediately following, but not including, the Distribution Date (the "ACPT Average") by (ii) the sum of (A) the ACPT Average and (B) the average closing sale price of IGC Units on the principal exchange on which they are traded, or, if not traded on an exchange, in the over-the-counter market, for the 20 trading days immediately following, but not including, the Distribution Date (the "IGC Average") multiplied by two. In addition, the exercise price or base price of each such IGC Option or Right will be adjusted to equal (a) such exercise price or base price, multiplied by (b) the percentage obtained by dividing (i) two times the IGC Average by (ii) the sum of (A) two times the IGC Average and (B) the ACPT Average.

          The costs associated with the adjusted IGC Rights and Options following the Distribution will continue to be borne by IGC, and the cost associated with the ACPT Rights and Options issued will be borne by ACPT.

RETIREMENT PLANS.

          In connection with the Restructuring, all of the current employees of IGC (except employees of AFH, IWT and James J. Wilson) will become employees of American Management. American Management will continue and assume all of IGC's obligations under the retirement savings plan currently maintained by IGC (the "Retirement Plan"). Employees are generally eligible to participate when they complete one year of service. The Retirement Plan is a defined contribution plan which provides for contributions by American Management for the accounts of eligible employees in amounts equal to 4% of base salaries and wages not in excess of the U.S. Social Security taxable wage base, and 8% of salaries (limited to $150,000) that exceeded that wage base. Eligible employees also may make voluntary contributions to their accounts and self-direct the investment of their account balances in various investment funds that may be selected under the plan.


                          OWNERSHIP OF COMMON SHARES

          The following table sets forth certain information with regard to the beneficial ownership of IGC Units as of October 1, 1997 and the projected beneficial ownership of Common Shares after giving effect to the Restructuring based on beneficial ownership of IGC Units as of October 1, 1997, by: (i) each person who beneficially owns more than 5% of the outstanding IGC Units or would beneficially own more than 5% of the outstanding Common Shares, (ii) each Trustee and each named executive officer of ACPT, (iii) each director and named executive officer of IGMC, (iv) all Trustees and executive officers of ACPT as a group and (v) all directors and executive officers of IGMC as a group. Except as otherwise indicated, each person named in the table will have sole voting and sole investment power with respect to all of the Common Shares shown as beneficially owned by such person.

                                                  Beneficial Ownership  (1)
                                                ------------------------
                                                Number of  Number of
Name of Beneficial Owner                        IGC Units  Common Shares   Percent
------------------------                        ---------  -------------   -------
J. Michael Wilson (2)                             215,495      107,748       2.08

Edwin L. Kelly                                    111,214       55,607       1.07

Francisco Arrivi Cros (3)                          10,000        5,000       *

Donald G. Blakeman                                377,389      188,695       3.64

Thomas Shafer

Thomas B. Wilson                                  172,795       86,398       1.67

Jorge Colon Nevares                                32,000       16,000       *

Paul Resnik                                        10,000        5,000       *

Carlos R. Rodriguez (3)                             6,000        3,000       *

All Trustees and executive officers of ACPT as a group (10 persons) (2) (3)

James J. Wilson (4) (5)                            30,679       15,340       *

Joel H. Cowan (5)                                  40,256       20,128       *

All Directors and executive officers of IGMC
as a group (10 persons) (2) (3)                 1,005,828      509,914       9.17

Bessemer Interstate Corporation
245 Peachtree Center Avenue #804
Atlanta, GA 30303                                 522,208      261,104       5.04

Interstate Business Corporation
222 Smallwood Village Center
St. Charles, MD 20602                           3,080,515    1,540,258      29.75

Wilson Securities Corporation
222 Smallwood Village Center
St. Charles, MD 20602                           1,172,203      586,102      11.32

__________________________
*    less than 1%

(1) The beneficial ownership of IGC Units and Common Shares is determined on the basis of IGC Units directly and indirectly owned by directors and executive officers of IGMC and Trustees and executive officers of ACPT and IGC Units to be issued to such persons under options which are exercisable within the next 60 days. The percentage of ownership is based on the aggregate number of IGC Units outstanding as of November 1, 1997, plus all IGC Units issuable upon exercise of options within the next 60 days, for a total of 10,354,185. At a distribution ratio of one to two, the number of Common Shares expected to be outstanding immediately following the Distribution is approximately 5,200,000. The total number of outstanding ACPT shares does not reflect the results of the Exchange Offer or Private Offering.

(2) Includes 42,700 IGC Units (.42%) attributable to IGC Units held by Wilson Family Limited Partnership, a partnership for which J. Michael Wilson serves as a general partner.

(3) Includes IGC Units subject to options exercisable under the IGC Employees and Directors Plans of 10,000 and 6,000 for Francisco Arrivi Cros and Carlos Rodriguez, respectively.

(4)  Includes 100 IGC Units (0%) held by his wife, Barbara A. Wilson.

(5)  Will remain director of IGMC following its restructuring.

                       TRANSACTIONS WITH RELATED PARTIES

SERVICE AGREEMENT.

          Following completion of the Distribution, American Management will provide certain administrative services and support, including rental of office space, bookkeeping and accounting services and regulatory reporting services, to IGC pursuant to the Service Agreement. IGC will compensate American Management on a cost reimbursement basis for expenses incurred by American Management in providing such services. The Service Agreement will have an initial term of five years and may be renewed at the option of the parties.

CONSULTING AGREEMENT.

          American Management will enter into a consulting and retirement compensation agreement with IGC's founder and Chief Executive Officer, James J. Wilson, to become effective on the date of the Restructuring (the "Consulting Agreement"). The Consulting Agreement will provide for annual cash payments during the first two years of $500,000 and annual cash payments for eight years thereafter of $200,000. However, if Mr. Wilson dies or ACPT is sold during the term of the Consulting Agreement, the agreement provides for a lump sum payment equal to the lesser of $400,000 and the aggregate of annual payments then payable under the agreement. During the Consulting Agreement term Mr. Wilson will remain available to provide consulting services requested from time to time by the Board of Trustees. Pursuant to the Consulting Agreement, American Management will reimburse the reasonable costs and expenses incurred by Mr. Wilson in providing requested consulting services. Mr. Wilson is the father of
J. Michael Wilson and Thomas B. Wilson.

BANC ONE FINANCING.

          On September 19, 1997 IGC refinanced substantially all of its U.S. land development recourse indebtedness pursuant to a Master Loan Agreement dated August 1, 1997 by and among IGC, ACPT, St. Charles Community LLC and Banc One. To date approximately $14 million in proceeds of this $20 million facility were used as follows: $6.8 million to satisfy existing indebtedness to NationsBank, $1.7 million to pay Puerto Rico income tax, $2.5 million for various accounts payable, and $3 million to pay in full the wetlands fine. In addition, the Banc One facility provides for up to $4 million in community development financing for Fairway Village, and $2 million for payment of wetlands remediation expenses.

          The loan bears interest at prime plus 2.5% and requires semi-annual principal payments of $1 million during the first year and $1.5 million thereafter until maturity at the end of the seventh year. The loan is secured by substantially all of IGC's assets, excluding the assets that will remain in IGC following the Restructuring. During the first 2 years of the loan Banc One is generally entitled to receive 50% of the net sales proceeds of any collateral as a mandatory principal curtailment with the percentages increasing to 60% in year 3, 70% in year 4, 80% in year 5, 90% in year 6 and 100% in year 7.

          In connection with the loan, IGC granted Banc One an option to purchase 150,000 IGC Units at an exercise price of $3.0016 per unit. During any year that the loan remains outstanding, IGC is required to grant Banc One 75,000 additional options with an exercise price equal to the lesser of the Strike Price or the market price on the date of grant.

          Following the Restructuring, and upon approval of Banc One, ACPT will assume the obligation to grant options. IGC will remain liable to Banc One for outstanding indebtedness but will be released from its other covenant obligations. Pursuant to the Service Agreement, ACPT will indemnify and hold harmless IGC from any liability under the Banc One loan.

JOINT LITIGATION WITH CHARLES COUNTY.

          In connection with the land transfers, SCA has assigned to ACPT its rights under the 1989 settlement agreement with Charles County. However, with respect to pending litigation to enforce the settlement agreement, SCA has retained its claim for any monetary damages for excess sewer connection fees and impact fees paid prior to the Distribution that may be awarded in as a result of such litigation. See "Legal Proceedings -- IGC -- Other Litigation."

SERVICES OF WHITMAN, REQUARDT.

          Whitman, Requardt & Associates LLP, an engineering and consulting firm of which Thomas Shafer is the managing partner, has regularly performed engineering, surveying, inspection and environmental assessment services for IGC and its predecessors with respect to the St. Charles land assets for over 30 years and will continue to provide such services for ACPT following the Restructuring. Mr. Shafer will become a Trustee of ACPT upon completion of the Distribution. Whitman, Requardt has charged IGC $300,000 for services performed in 1997, and as of October 31, 1997, IGC owes Whitman, Requardt $75,000 for services rendered. Following the Distribution ACPT will assume any outstanding amounts payable to Whitman, Requardt.

NATIONSBANK LETTER OF CREDIT.

          NationsBank has issued in the name of IGC a standby letter of credit in the face amount of $4.2 million which serves as collateral for municipal bonds in the principal amount of $4.2 million issued by a District of Columbia agency that finance the Chastleton Apartments. IGC's obligations under the letter of credit are secured by an assignment of certain notes payable by Brandywine Investment Associates L.P. and by IGP's partnership interests in three Puerto Rico Apartment Partnerships. Additional collateral has been provided by IBC and IBC has undertaken to replace the NationsBank letter of credit with a letter of credit secured only by assets of IBC.

PAYMENTS TO IBC FOR SERVICES PROVIDED BY J. MICHAEL WILSON.

          J. Michael Wilson, the Chairman of ACPT and President of IBC, will remain on the payroll of IBC following the Restructuring. ACPT will reimburse IBC for one half of Mr. Wilson's salary, up to $90,000, plus the amount of related costs, including FICA and FUTA taxes, incident to such salary.

OTHER TRANSACTIONS.

          For a description of other related party transactions involving ACPT, see Note 9 to the Combined Financial Statements of ACPT.

                           INCOME TAX CONSIDERATIONS

FEDERAL INCOME TAX CONSIDERATIONS.

          This section summarizes the material federal income tax considerations applicable to the Distribution, holding and disposition of Common Shares and the possible Liquidation of IGC. This discussion is not a complete analysis of all the tax considerations and, in particular, does not address all aspects of taxation that may be relevant to certain types of Shareholders subject to special treatment under federal income tax laws (for example, life insurance companies, certain tax exempt organizations, financial institutions, foreign corporations, and non-resident alien individuals). This discussion and the discussions that follow relating to certain State and Puerto Rico tax considerations do not address the tax considerations applicable to (1) the Asset Transfers, (2) the issuance, holding, or disposition of American Rental Preferred Shares, or (3) the exchange of limited partnership interests held by investors in the U.S. Apartment Partnerships or the Puerto Rico Apartment Partnerships for limited partnership interests in American Housing or IGP pursuant to the Exchange Offer. This discussion also does not address foreign tax laws or any United States federal, state, or Puerto Rico tax laws other than those pertaining to income tax. This discussion assumes that the Shareholders will hold the Common Shares as capital assets within the meaning of Section 1221 of the Code. Except as noted, the discussion further assumes that Shareholders will not be Puerto Rico resident individuals, entities organized under the laws of Puerto Rico, persons engaged in a trade or business in Puerto Rico or trusts resident in Puerto Rico (a "Puerto Rico Shareholder"). PROSPECTIVE SHAREHOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE DISTRIBUTION, HOLDING AND DISPOSITION OF COMMON SHARES.

          No rulings have been requested from the IRS with respect to the matters discussed in this section. Counsel has assisted in the preparation of, and has reviewed, the discussion in this section. Counsel is of the opinion that the discussion fairly summarizes the federal income tax considerations that are likely to be material to a Shareholder. Although the opinion of Counsel represents Counsel's best judgement as to the matters discussed herein, it does not bind the IRS or in any way constitute an assurance that the federal income tax consequences described herein will be followed by the IRS.

          The summary of federal income tax consequences is based on the provisions of the Code, the United States Department of the Treasury regulations (the "Regulations"), published rulings of the IRS and judicial decisions as currently in effect, all of which are subject to change and could be applied retroactively at any time. Significant changes were made to the Code, including changes relating to the treatment of partnerships and REITs, by the Taxpayer Relief Act of 1997 (Pub. L. 105-34) ("1997 Act"). It may be some time before Regulations or other formal guidance is issued under the 1997 Act. Such Regulations could interpret the relevant law in a manner that is contrary to this discussion or contrary to the opinion of Counsel and such interpretation could be applied retroactively.

FEDERAL INCOME TAX CLASSIFICATION OF ACPT.

          Federal Income Tax Classification of ACPT.  ACPT has been organized as
          -----------------------------------------
an entity that will be treated as a partnership for tax purposes, in part to avoid the "double" taxation that occurs when a corporation distributes its profits to its Shareholders and to minimize the aggregate Puerto Rico and federal income tax imposed on the Puerto Rico source income of IGP Group and its subsidiaries. Under current law, a partnership is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's income whether or not the partnership makes a distribution of cash corresponding to such income. Because American Land and American Management will be classified as corporations for federal income tax purposes, it generally will not be possible to avoid this "double" federal income taxation with respect to amounts distributed by American Land or American Management to ACPT. However, as discussed in greater detail below, so long as American Rental qualifies as a REIT for federal income tax purposes, ACPT and its Shareholders will be able to avoid such "double" taxation with respect to amounts distributed by American Rental to ACPT and, so long as IGP Group is treated as a partnership for Puerto Rico tax purposes, ACPT and its Shareholders effectively may be able to avoid a portion of such "double" taxation through foreign tax credits (or deductions) with respect to Puerto Rico taxes paid by ACPT with respect to IGP Group's Puerto Rico source income. See "-- Federal Income Taxation of American Rental," "-- Puerto Rico Income Tax Classification of IGP Group," and "-- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit." The achievement of these objectives, however, depends entirely upon ACPT being classified as a partnership and American Rental being classified as a REIT (rather than either entity being classified as a "corporation" or an "association" taxable as a corporation) for federal income tax purposes and IGP Group being treated as a special partnership for Puerto Rico income tax purposes.

          If it were determined that either ACPT or American Rental is taxable as a corporation, the anticipated tax advantages to ACPT and the Shareholders would be materially and adversely affected. If ACPT were classified as a corporation or as an association taxable as a corporation, the profits of ACPT would be taxed to ACPT as if it were a corporation at the rates applicable to corporations. Moreover, distributions to the Shareholders would be treated as corporate distributions, taxable at ordinary income tax rates to the extent of earnings and profits, or as non-taxable returns of capital or distributions taxable at capital gains rates, depending upon the circumstances of the distribution. If American Rental were classified as a corporation or as an association taxable as a corporation, the profits of American Rental would be taxed to American Rental as if it were a corporation at the rates applicable to corporations. Moreover, distributions to ACPT would be treated as corporate distributions, taxable at ordinary income tax rates, as non-taxable returns of capital, as distributions taxable at capital gains rates, or as partially or wholly deductible dividends received by a corporation, depending upon the circumstances of the distribution. Thus, classification of ACPT or American Rental as a corporation for federal income tax purposes would frustrate the objective of eliminating "double" taxation on American Rental profits that are distributed to ACPT.

          IF IGP Group and the Puerto Rico Apartment Partnerships qualify as special partnerships under Puerto Rico law, they will be treated as partnerships for Puerto Rico income tax purposes and will not be subject to income tax in Puerto Rico. Instead, IGP Group's income (primarily in the form of rental payments with respect to apartments and other real property located in Puerto Rico and including IGP Group's share of the income of each of the Puerto Rico Apartment Partnerships) will be taxable to ACPT. ACPT will be treated as a foreign corporation for Puerto Rico income tax purposes and will be subject to Puerto Rico income tax on its allocable share of IGP Group's income. To the extent that ACPT pays Puerto Rico taxes with respect to its Puerto Rico source income, the Shareholders will be considered to have paid their allocable share of such Puerto Rico tax which, subject to applicable limitations, may give rise to a foreign tax credit or a deduction for federal income tax purposes (see "-- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit," below). However, if IGP Group were treated as a corporation for Puerto Rico tax purposes, it would be subject to income tax on its Puerto Rico source income and the Puerto Rico income tax paid by IGP Group would not be treated as taxes paid by ACPT and would not give rise to foreign tax credits or deductions to the Shareholders. In addition, such foreign tax credits or deductions generally would not be available to the Shareholders if ACPT were treated as a corporation for U.S. tax purposes, regardless of how IGP Group is treated for Puerto Rico tax purposes.

          The basic source of criteria for classification of an entity for federal tax purposes is Sections 301.7701-1 through 301.7701-4 of the Regulations. The Regulations provide that for federal tax purposes, a partnership is a "business entity" with at least two members that is not treated as a corporation under Section 301.7701-2(b) of the Regulations. A "business entity" is any entity recognized for federal tax purposes that is not properly classified as a trust under Section 301.7701-4 of the Regulations or otherwise subject to special treatment under the Code. The Regulations clarify that although some arrangements are called trusts under local law, the term "trusts" for federal tax purposes generally is limited to arrangements to protect or conserve property for beneficiaries, and does not include other arrangements, often known as business or commercial trusts, which are created by the beneficiaries simply as a device to carry on a profit-making business that normally would have been carried on though business organizations that are classified as partnerships or corporations under the Code.

          U.S. business entities formed pursuant to a State statute are classified as corporations under Section 301.7701-2(b) of the Regulations if such statute describes or refers to the entity as "incorporated" or as a "corporation," "body corporate," "body politic," "joint stock company," or "joint stock association." In addition, corporations include all insurance companies, certain entities conducting banking activities, entities wholly owned by a State or political subdivision thereof, certain designated foreign entities, business entities that are specifically taxable as corporations under another provision of the Code, and certain entities that "elect" under the Regulations to be treated as corporations for federal tax purposes.

          A business entity that is not classified as a corporation under
Section 301.7701-2(b) generally is treated as an "eligible entity" for purposes of electing its classification for federal tax purposes under Section 301.7701-
3. Unless it elects otherwise, a domestic eligible entity formed after January 1, 1997, is classified as a partnership if it has two or more members or is disregarded as an entity separate from its owner if it has a single owner.

          Even if it satisfies the other requirements to be treated as a partnership, an organization generally will be taxed as a corporation if it is a "publicly traded partnership." A partnership is publicly traded if, among other things, its interests are traded on an established securities market. This rule does not apply if at least 90% of the organization's income constitutes "qualifying income." Qualifying income includes interest, dividends and "real property rents."

          ACPT is a Maryland investment trust which has been organized to carry on a profit-making business. Therefore, ACPT will qualify as a "business entity" for purposes of the Regulations. Further, ACPT does not come within those entities classified as corporations under Section 301.7701-2(b) of the Regulations, and, subject to the discussion below, is not treated as a corporation under any provision of the Code other than Code Section 7701. Thus, as a domestic eligible entity with more than one member, it will be classified as a partnership absent an affirmative election to be treated as a corporation for tax purposes.

          If the Common Shares are traded on AMEX and/or the PSE, ACPT will be regarded as a publicly traded partnership. Therefore, for ACPT to qualify as a partnership for federal income tax purposes, at least 90% of ACPT's income must be qualifying income. Because ACPT initially will hold only interests in American Rental, American Land, American Management and IGP Group, it is anticipated that virtually all of ACPT's income will be in the form of dividends, including REIT dividends. The Board of Trustees has represented that at least 90% of ACPT's income will consist of "real property rents," interest and dividends.

     Counsel's Opinion of Federal Income Tax Classification of ACPT.
     --------------------------------------------------------------

          Covington and Burling is of the opinion, subject to the following assumptions and representations, that under the Code, the Regulations, published rulings of the IRS, and judicial decisions, ACPT will be treated as a "partnership" for federal income tax purposes. In rendering this opinion, Counsel has reviewed ACPT's Declaration of Trust, Bylaws, and such other documents as Counsel has considered necessary for purposes of this opinion.

          This opinion is based on the assumption that 90% or more of ACPT's income will be "qualifying income" within the meaning of Section 7704 of the Code. Counsel has relied on the Trustees' representation that at least 90% of ACPT's income will consist of dividends. There can be no assurance that the Trustees' representation accurately predicts the sources of ACPT's income and that at least 90% of ACPT's income will be qualifying income.

          Counsel's opinion further relies upon the following representations made by the Board of the Trustees of ACPT:

     (i) At all times while acting as Trustees of ACPT, the Trustees will operate ACPT or cause ACPT to be operated in accordance with applicable provisions of the Act, the Declaration of Trust, and this Information Statement/Prospectus, including, without limitation, compliance with the representations herein.

     (ii) ACPT shall not make an election to be classified as an association taxable as a corporation for federal income tax purposes.

     (iii)ACPT shall take no action that would cause it to be treated other than as a partnership for federal income tax purposes under Treas. Reg.
(S)(S)301.7701-1 through 301.7701-4.

     (iv) At least 90% of ACPT's gross income will constitute "qualifying income," as that term is defined in Code Section 7704(d).

Counsel's opinion is based on the assumption that any successor Trustees of ACPT will make and satisfy the above representations.

          Counsel's opinion further relies upon the following representations made by ACPT:

     (i) ACPT will cause IGP Group to be operated in accordance with applicable provisions of its Articles of Incorporation, Bylaws, and this Information Statement/Prospectus, including, without limitation, compliance with the following representations.

     (ii) IGP Group shall take such actions as may be necessary to preserve its status as a special partnership under applicable Puerto Rico law.

     (iii)IGP Group shall make a timely election to be classified as an association taxed as a corporation for federal income tax purposes.

     (iv) IGP Group shall take no action that would cause it to be taxed other than as a corporation for federal tax purposes.

          Counsel's opinion further relies upon the following representations made by ACPT:

     (i) ACPT will cause American Land to be operated in accordance with applicable provisions of its Articles of Incorporation, Bylaws, and as described in this Information Statement/Prospectus, including, without limitation, compliance with the following representations.

     (ii) American Land shall take no action that would cause it to be taxed other than as a corporation for federal tax purposes.

FEDERAL INCOME TAX CLASSIFICATION OF AMERICAN RENTAL.

          American Rental will be formed as a Maryland real estate investment trust and will elect to be treated as a REIT for federal income tax purposes for its taxable year ending December 31, 1998, and for each subsequent taxable year. An eligible entity that files an election under Code Section 856(c)(1) to be treated as a REIT is treated as having made an election under the Regulations to be classified as an association taxable as a corporation, effective as of the first day the entity is treated as a REIT. The following is a summary of the material federal income tax considerations affecting ACPT and its Shareholders relating to American Rental's treatment as a REIT for federal tax purposes. See also "-- Federal Income Taxation of ACPT and Shareholders."

     REIT Qualification.
     ------------------

          American Rental may elect to be treated as a REIT if it satisfies certain detailed requirements imposed by the Code. If American Rental qualifies for taxation as a REIT, it generally will not be subject to corporate income tax to the extent American Rental currently distributes its REIT taxable income to its shareholders. This treatment effectively eliminates the "double" taxation (i.e., taxation at both the corporate and shareholder levels) imposed on investments in most regular corporations. A qualifying REIT, however, may be subject to certain excise and other taxes, as well as to normal corporate tax on taxable income that is not currently distributed to its shareholders. See "-- Taxation of American Rental as a REIT." In addition, if American Rental fails to qualify as a REIT in any taxable year, it will be subject to federal income tax at regular corporate rates on all of its taxable income. The current maximum federal tax rate for corporations is 35%.

     General REIT Qualification Requirements.
     ---------------------------------------

          American Rental must be organized as an entity that would, if it does not maintain its REIT status, be taxable as a domestic corporation. It cannot be a financial institution or an insurance company, and it must be managed by one or more trustees or directors. American Rental expects to meet each of these requirements. American Rental also expects to satisfy the requirements that are described below concerning share ownership and reporting, the nature and amounts of American Rental's income and assets, and the levels of required annual distributions.

     Share Ownership, Reporting.
     --------------------------

          Beneficial ownership of a REIT must be evidenced by transferable shares or transferable certificates of beneficial interest, which must be held by 100 or more persons, determined without reference to any rules of attribution. The "100 person" test must be met for approximately 92% of the days in each taxable year. All of the voting common stock of American Rental will be held by ACPT, and non-voting preferred stock will be issued to 200 individual shareholders. The preferred stock will have a liquidation value of $1,000 per share and will have a 10% cumulative dividend. Thus, at the time of the Distribution, the stock of American Rental will be held by more than 100 persons. The preferred stock cannot be transferred to any person who already owns ACPT preferred shares.

          In addition, not more than 50% of the value of the American Rental stock may be held, directly or indirectly, applying certain constructive ownership rules, by five or fewer individuals at any time during the last half of each of American Rental's taxable years ("closely held" test). The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%. Regardless of the outcome of the Private Offering, the Wilson Family will take such other actions as may be necessary to reduce its percentage interest to below 40% in order to permit American Rental to qualify as a REIT. See "The Restructuring -- The Private Offering."

          American Rental is not required to satisfy the "100 person" and "closely held" tests until its second taxable year for which an election is made to be taxed as a

REIT. American Rental believes that its stock will be owned by a sufficient number of investors and in appropriate proportions to permit it to continue to satisfy both of these requirements.

          To monitor American Rental's compliance with the share ownership requirements discussed above, American Rental is required to maintain records disclosing the actual ownership of its stock. To do so, American Rental must demand written statements each year from the record holders of certain percentages of its stock in which the record holders are to disclose the actual owners of the shares (i.e., the persons required to include in gross income the REIT dividends). A list of those persons failing or refusing to comply with this demand must be maintained as part of American Rental's records. Shareholders who fail or refuse to comply with the demand must submit a statement with their tax returns disclosing the actual ownership of the shares and certain other information.

          The 1997 Act replaced the rule that disqualified a REIT for any year in which the REIT failed to comply with the above-described Regulations relating to ascertaining ownership, with a penalty for such failure ($25,000, or $50,000 for intentional violations). Further, the 1997 Act provides that a REIT that complies with such Regulations to ascertain ownership and which did not know, or have reason to know, that it failed the "closely held" test will be treated as having met the "closely held" test.

     Sources of Gross Income.
     -----------------------

          In order to qualify as a REIT for a particular year, American Rental also must meet three tests governing the sources of its income. These tests are designed to ensure that a REIT derives its income principally from passive real estate investments. In evaluating a REIT's income, the REIT will be treated as receiving its proportionate share of the income produced by any partnership in which the REIT invests, and any such income will retain the character that it has in the hands of the partnership. The Code allows American Rental to own and operate a number of its properties through wholly-owned subsidiaries which are "qualified REIT subsidiaries." A qualified REIT subsidiary is not treated as a separate corporation, and all of its assets, liabilities and items of income, deduction and credit are treated as assets, liabilities and such items of the REIT.

     75% Gross Income Test.
     ---------------------

          At least 75% of a REIT's gross income for each taxable year must be derived from specified classes of income that principally are real estate related. The permitted categories of principal importance to American Rental are: (i) rents from real property, (ii) interest on loans secured by real property, (iii) gain from the sale of real property or loans secured by real property (excluding gain from the sale of property held primarily for sale to customers in the ordinary course of American Rental's trade or business, referred to below as "dealer property"); (iv) income from the operation and gain from the sale of certain property acquired in connection with the foreclosure of a mortgage securing that property ("foreclosure property"),
(v) distributions on, or gain from the sale of, shares of other qualifying REITS, (vi) abatements and refunds of real property taxes, and (vii) "qualified temporary investment income" (described below). In evaluating American Rental's compliance with the 75% income test (as well as the 95% income test described below), gross income does not include gross income from "prohibited transactions." A prohibited transaction is one involving a sale of dealer property, not including foreclosure property and certain dealer property held by the REIT for at least four years.

          American Rental expects that substantially all of its share of the operating gross income of American Housing will be considered rent from real property. Rent from real property is qualifying income for purposes of the 75% income test only if certain conditions are satisfied. Rent from real property includes charges for services customarily rendered to tenants and rent attributable to personal property leased together with the real property as long as the personal property rent is less than 15% of the total rent. American Rental does not expect to earn material amounts in these categories. Rent from real property generally does not include rent based on the income or profits derived from the property. American Rental and American Housing do not intend to lease property and receive rentals based on the tenants' net income or profit. However, rent based on a percentage of gross income is permitted as rent from real property, and American Rental and American Housing may have leases where rent is based on a percentage of gross income. Also excluded is rent received from a person or corporation in which American Rental (or American Housing or ACPT or any of either entity's 10% or greater owners) directly or indirectly through the constructive ownership rules contained in Section 318 of the Code owns a 10% or greater interest.

          Also excluded from rent from real property is "impermissible tenant services income" in excess of a one percent de minimus rule discussed below, which is not treated as allowable rent from real property for purposes of the 75% income test (as well as the 95% income test described below). Generally, impermissible tenant service income includes any amounts received directly or indirectly by a REIT for services furnished or rendered by the REIT to its tenants or for managing or operating the rental property. However, impermissible tenant service income does not include amounts received by the REIT for services performed by an "independent contractor" from whom the REIT does not derive any income or any amounts received by the REIT for any services provided by the REIT that are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not considered rendered primarily for the convenience of the tenant (applying standards that govern in evaluating whether rent from real property would be unrelated business taxable income when received by a tax-exempt owner of the property). If the REIT's impermissible tenant services income from a property exceeds one percent of all amounts received or accrued from such property, all the amounts received by the REIT from that property fail to qualify as rent from real property for purposes of the 75% and 95% income tests.

          American Rental will hold its interests in the U.S. Apartment Partnerships indirectly through American Housing, in which American Rental will have a 99% general partner interest and a wholly-owned subsidiary of American Rental will have a 1% limited partnership interest. Property management services for the U.S. Apartment Partnerships and for other rental apartments not owned by IGC or ACPT will be provided by American Management, a Delaware corporation in which ACPT owns all of the stock. American Rental and American Housing believe that the only material services to be provided to tenants by them or by American Management will be those services usually or customarily rendered in connection with the rental of space for occupancy only. American Rental, American Housing and American Management will not provide services that might be considered rendered primarily for the convenience of tenants, such as hotel, health care or extensive recreational or social services. Consequently, American Rental believes that substantially all of its proportionate share of American Housing's rental income will be qualifying income under the 75% income test, and that the provision of services by American Rental, American Housing or American Management will not cause such rental income to fail to be included under that test.

          Upon American Rental's ultimate sale of properties, any gains realized also are expected to constitute qualifying income, in the form of gain from the sale of real property (not involving a prohibited transaction).

     95% Gross Income Test.
     ---------------------

          In addition to earning 75% of its gross income from the sources listed above, at least an additional 20% of American Rental's gross income for each taxable year must come either from those sources, or from dividends, interest or gains from the sale or other disposition of stock or other securities that do not constitute dealer property. The 1997 Act expanded the types of income qualifying for the 95% test (but not the 75% test) to include income from certain hedging instruments and gain on the disposition of such instruments.
The 95% test permits a REIT to earn a significant portion of its income from traditional "passive" investment sources that are not necessarily real estate related. The term "interest" (under both the 75% and 95% tests) does not include amounts that are based on the income or profits of any person. American Rental believes it will meet the 95% Gross Income Test on an annual basis.

     Failing the 75% or 95% Tests; Reasonable Cause.
     ----------------------------------------------

          As a result of the 75% and 95% tests, REITs generally are not permitted to earn more than 5% of their gross income from active sources (such as brokerage commissions or other fees for services rendered). This type of income will not qualify for the 75% test or 95% test but it is not expected that American Rental would have a significant amount of such income and other nonqualifying income is expected to be at all times less than 5% of American Rental's annual gross income. While American Rental does not anticipate that it will earn substantial amounts of nonqualifying income, if nonqualifying income exceeds 5% of American Rental's gross income, American Rental could lose its status as a REIT.

          If American Rental fails to meet either the 75% or 95% income tests during a taxable year, it may still qualify as a REIT for that year if (i) it reports the source and nature of each item of its gross income in its federal income tax return for that year; (ii) the inclusion of any incorrect information in its return is not due to fraud with intent to evade tax; and (iii) the failure to meet the tests is due to reasonable cause and not to willful neglect. However, in that case, American Rental would be subject to a 100% tax based on the greater of the amount by which it fails either the 75% or 95% income tests for such year. See "-- Taxation of American Rental as a REIT."

     Character of Assets Owned.
     -------------------------

          On the last day of each calendar quarter, American Rental must meet two tests concerning the nature of its investments. For these purposes, American Rental will be deemed to own its proportionate share of American Housing's assets (including American Housing's proportionate share of the U.S. Apartment Partnerships). First, at least 75% of the value of the total assets of American Rental generally must consist of real estate assets, cash, cash items (including receivables) and government securities. For this purpose, "real estate assets" include interests in real property, interests in loans secured by mortgages on real property or by certain interests in real property, shares in other REITs and certain options, but exclude mineral, oil or gas royalty interests. The temporary investment of new capital in debt instruments also qualifies under this 75% asset test, but only for the one-year period beginning on the date American Rental receives the new capital. Second, although the balance of American Rental's assets generally may be invested without restriction, American Rental will not be permitted to own (i) securities of any one non-governmental issuer that represent more than 5% of the value of American Rental's total assets or (ii) more than 10% of the outstanding voting securities of any single issuer. A REIT, however, may own 100% of the stock of a qualified REIT subsidiary, in which case the assets, liabilities and items of income, deduction and credit of the subsidiary are treated as those of the REIT.

          Generally, a REIT's "total assets" means the gross assets of the REIT determined in accordance with generally accepted accounting principles. A REIT generally is required to revalue its assets at the end of a quarter in which it acquires any security or property other than cash and similar items. However, a revaluation of assets generally is not required at the end of any quarter during which there has been no such acquisition. A REIT is required to keep sufficient records of its investments so as to be able to show that it has complied with these requirements during the taxable year.

          American Rental anticipates that it will comply with these asset tests.

     Annual Distributions to Shareholders.
     ------------------------------------

          To maintain REIT status, American Rental generally must distribute to its shareholders in each taxable year at least 95% of its net ordinary income (capital gain is not required to be distributed). More precisely, American Rental must distribute at least an amount equal to (i) 95% of the sum of (a) its "REIT Taxable Income" before deduction of dividends paid and excluding any net capital gain and (b) any net income from foreclosure property less the tax on such income, minus (ii) certain limited categories of "excess noncash income." REIT Taxable Income is defined to be the taxable income of the REIT, computed as if it were an ordinary corporation with certain modifications. For example, the deduction for dividends paid is allowed, but neither net income from foreclosure property, nor net income from prohibited transactions, is included. In addition, the REIT may carry over, but not carry back, a net operating loss for 15 years following the year in which it was incurred.

          The 1997 Act permits a REIT to elect to retain and pay income tax on net long-term capital gains it receives during the tax year. If American Rental were to make such an election, ACPT and the Shareholders would include in their income as long-term capital gains their proportionate share of the undistributed long-term capital gains as designated by American Rental. Generally, the shareholders of an electing REIT are deemed to have paid their share of the tax paid by the REIT with respect to the undistributed capital gains. Also, the basis of the shareholders' shares in the REIT are increased by the amount of the undistributed capital gains (less the amount of capital gains tax paid by the REIT) included in the shareholders' long-term capital gains. These new provisions (in particular, the shareholder credit for taxes paid and the resulting shareholder basis adjustment) should apply to the Shareholders if American Rental were to make such an election even though the Shareholders hold their interests in the REIT indirectly through ACPT.

          A REIT may satisfy the 95% distribution test with dividends paid during the taxable year and with certain dividends paid after the end of the taxable year. Dividends paid by American Rental in January that were declared during the last calendar quarter of the prior year and were payable to shareholders (including ACPT) on a date during the last calendar quarter of that prior year are treated as paid on December 31 of the prior year. Other dividends declared before the due date of American Rental's tax return for the taxable year (including extensions) also will be treated as paid in the prior year for American Rental, if they are paid (i) within 12 months of the end of such taxable year and (ii) no later than American Rental's next regular distribution payment. Dividends that are paid after the close of a taxable year and do not qualify under the above-mentioned rule governing payments made in January will be taxable to ACPT and the Shareholders in the year paid, even through they may be taken into account by American Rental for a prior year. A nondeductible excise tax equal to 4% will be imposed on American Rental for each calendar year to the extent that dividends declared and distributed or deemed distributed before December 31 are less than the sum of (a) 85% of American Rental's "ordinary income" for such year, plus
(b) 95% of American Rental's capital gain net income for such year, plus (c) income not distributed in earlier years minus (d) distributions in excess of income in earlier years.

          American Rental will be taxed at regular corporate rates to the extent that it retains any portion of its taxable income (e.g., if American Rental distributes only the required 95% of its taxable income, it would be taxed on the retained 5%). Under certain circumstances, American Rental may not have sufficient cash or other liquid assets to meet the distribution requirement. This could arise because of competing demands for American Rental's funds, or because of timing differences between tax reporting and cash receipts and disbursements (i.e., income may have to be reported before cash is received, or expenses may have to be paid before a deduction is allowed). In addition, cash associated with taxable income may be used to make non-deductible payments of principal on liabilities, resulting in taxable income without associated funds to make a distribution. Although this may be alleviated to some extent by depreciation deductions, such deductions will not be available after property is fully depreciated for tax purposes (that is, after the applicable cost recovery period). Although American Rental does not anticipate any difficulty in meeting the 95% distribution requirement, no assurance can be given that necessary funds will be available.

          If American Rental fails to meet the 95% distribution requirement because of an adjustment to American Rental's taxable income by the IRS, American Rental may be able to cure the failure retroactively by paying a "deficiency dividend" (as well as applicable interest and penalties) within a specified period.

          American Rental is required to make the distributions described above to its shareholders, including ACPT, in order to retain its status as a REIT. Although ACPT will distribute amounts equal to 45% of its taxable income, less the amount of taxes paid by ACPT, there can be no assurance that each Shareholder will receive sufficient cash distributions to satisfy such Shareholder's tax liability arising from the ownership of Common Shares. See "Distribution Policy."

     Taxation of American Rental as a REIT.
     -------------------------------------

          American Rental will adopt the calendar year for federal income tax purposes and will use the accrual method of accounting. For each taxable year in which American Rental qualifies as a REIT, it generally will be taxed only on the portion of its taxable income that it retains (which will include undistributed net capital gain), because American Rental will be entitled to a deduction for its dividends paid to shareholders during the taxable year. A dividend-paid deduction is not available for dividends that are considered preferential within any given class of shares or as between classes. American Rental does not anticipate that it will pay any such preferential dividends.

          American Rental would be subject to tax on any income or gain from foreclosure property at the highest corporate rate (currently 35%). A confiscatory tax of 100% applies to any net income from prohibited transactions. In addition, if American Rental fails to meet either the 75% or 95% source of income tests described above but still qualifies for REIT status under the reasonable cause exception to those tests, a 100% tax would be imposed equal to the amount obtained by multiplying (i) the greater of the amount, if any, by which it failed either the 75% income test or the 95% income test, by (ii) the ratio of American Rental's REIT Taxable Income to American Rental's gross income (excluding capital gain and certain other items). American Rental also will be subject to the minimum tax on items of tax preference (excluding items specifically allocable to ACPT Shareholders). Finally, under regulations that are to be promulgated, American Rental also may be taxed at the highest regular corporate tax rate on any built-in gain (i.e., the excess of value over adjusted tax basis) attributable to assets that American Rental acquires in certain tax-free corporate transactions, to the extent the gain is recognized during the first ten years after American Rental acquires such assets.

     Failure to Qualify as a REIT.
     ----------------------------

          For any taxable year in which American Rental fails to qualify as a REIT, it would be taxed at the usual corporate rates on all of its taxable income. Distributions to its shareholders would not be deductible in computing that taxable income, and distributions would no longer be required. Any corporate level taxes generally would reduce the amount of cash available to American Rental for distribution to ACPT and the Shareholders and, because the shareholders would continue to be taxed on their proportionate share of the taxable dividends received by ACPT, the net after tax yield to the Shareholders from their investment in ACPT likely would be reduced substantially. As a result, American Rental's failure to qualify as a REIT during any taxable year could have a material adverse effect upon ACPT and its Shareholders. If American Rental loses its REIT status, unless certain relief provisions apply, American Rental will not be eligible to elect REIT status again until the fifth taxable year which begins after the first year for which American Rental's election was terminated.

          If, after forfeiting its REIT status, American Rental later qualifies and elects to be taxed as a REIT again, American Rental may face significant adverse tax consequences. Prior to the end of the year in which American Rental sought to qualify again as a REIT, American Rental would be required to make distributions sufficient to eliminate any earnings and profits accumulated during its period of non-REIT status. Moreover, immediately prior to the effectiveness of the election to return to REIT status, American Rental would be treated as having disposed of all of its assets in a taxable transaction, triggering taxable gain with respect to American Rental's appreciated assets.
In that event, however, American Rental would be permitted to elect an alternative treatment under which those gains would be taken into account only as and when they actually are recognized upon sales of the appreciated property occurring within a ten-year period. American Rental would be required to distribute at least 95% of any such recognized gains, but it would not receive the benefit of a dividends paid deduction to reduce those taxable gains. Thus, any such gains on appreciated assets would be subject to "double" taxation (i.e., at the corporate level as well as the Shareholder level when distributed).

     Counsel's Opinion Relating to Qualification of American Rental as a REIT.
     ------------------------------------------------------------------------

          Based on certain assumptions and representations that are summarized below, Counsel is of the opinion that (i) American Rental has been organized in conformity with the requirements for qualification as a REIT beginning with its taxable year ending December 31, 1998, and (ii) its proposed method of operations described in this Information Statement/Prospectus will enable it to satisfy the requirements for such qualification. The rules governing REITs are highly technical and require ongoing compliance with a variety of tests that depend, among other things, on future operating results. Counsel will not monitor American Rental's compliance with these requirements. While American Rental expects to satisfy these tests and will use its best efforts to do so, no assurance can be given that American Rental will qualify as a REIT for any particular year, or that the applicable law will not change and adversely affect American Rental, ACPT, and its Shareholders. See "-- Failure to Qualify as a REIT."

           Counsel's opinion relies upon the following representations made by
ACPT:

     (i) ACPT will cause American Rental to be operated in accordance with applicable provisions of its Declaration of Trust and Bylaws, and as described in this Information Statement/Prospectus, including, without limitation, compliance with the following representations relating to American Rental.

     (ii) At all times while acting as general partner of American Housing, American Rental will operate American Housing or cause American Housing to be operated in accordance with the applicable provisions of applicable law, the American Housing Partnership Agreement, and as described in this Information Statement/Prospectus, including, without limitation, compliance with the following representations relating to American Housing.

     (iii) ACPT will cause American Management to be operated in accordance with the applicable provisions of Articles of Incorporation and Bylaws and as described in this Information Statement/Prospectus, including, without limitation, compliance with the following representations relating to American Management.

     (iv) American Rental will elect to be treated as a REIT for federal income tax purposes for its taxable year ending December 31, 1998, and for each subsequent year.

     (v) American Rental will not engage in any "prohibited transactions" as defined in Code Section 857(b)(6)(B)(iii) (relating to certain sales or other disposition of property in the ordinary course of business);

     (vi) American Rental shall take such actions as are necessary to preserve its status as a REIT, including, without limitation:

          (1) Compliance with all of the requirements set forth in Code Section 856(a), including those relating to management, beneficial ownership, and type of entity;
          (2) Compliance with the "95% of Gross Income" requirements set forth in Code Section 856(c)(2);
          (3) Compliance with the "75% of Gross Income" requirements set forth in Code Section 856(c)(3);
          (4) Compliance with the limitations on total assets requirements set forth in Code Section 856(c)(4); and
          (5) Compliance with such other requirements as may be necessary in order to maintain American Rental's status as a REIT.

     (vi) American Housing represents that it will meet the income requirements described in paragraphs (v)(2) and (3), above, and the total assets requirements described in paragraph (v)(4), above, for each of its taxable years ending after December 31, 1997.

     (vii) American Housing and American Management each represents that all services rendered by such entities or their agents or employees to tenants of American Housing shall be limited to those usually or customarily rendered in connection with the rental of rooms or other space for occupancy only, as those terms are defined for purposes of applying Code Section 856(d)(2) and Treas. Reg. (S)1.512(b)-1(c)(5).

FEDERAL INCOME TAX CLASSIFICATION OF AMERICAN LAND AND AMERICAN MANAGEMENT.

           American Land and American Management are Maryland and Delaware corporations, respectively, which will be treated as corporations for federal tax purposes. Neither corporation will be eligible to elect to be treated as a partnership or to be disregarded as a separate entity for federal tax purposes under the Regulations.

FEDERAL INCOME TAX CLASSIFICATION OF IGP GROUP.

           IGP Group is a Puerto Rico corporation that intends to qualify as a special partnership under the Puerto Rico Code. It is a "business entity" that is not classified as a corporation under Section 301.7701-2(b) of the Regulations, and therefore it is an "eligible entity" for purposes of electing its classification for federal tax purposes under Section 301.7701-3 of the Regulations (see discussion under "-- Federal Income Tax Classification of ACPT"). Unless it elects otherwise, a foreign eligible entity formed on or after January 1, 1997: (1) is classified as a partnership if it has two or more members and at least one member does not have limited liability; (2) is classified as an association taxable as a corporation if all members have limited liability; and (3) is disregarded as an entity separate from its owners if it has a single owner that does not have limited liability. A member of a foreign eligible entity has limited liability if the member has no personal liability for the debts of or claims against the entity by reason of being a member. This determination generally is based solely on the statute or law pursuant to which the entity is organized. Under Puerto Rico law, stockholders of a Puerto Rico corporation and members of a special partnership have limited liability. Therefore, so long as IGP Group has ACPT as its sole member, it will be treated as an association taxable as a corporation for federal tax purposes, unless IGP Group makes an election to be disregarded as an entity separate from its owner under
Section 301.7701-3 of the Regulations. IGP Group does not anticipate making such an election.

          The discussion that follows is based on the assumption that both IGC and ACPT will be classified as partnerships and that American Rental will be classified as a REIT for federal income tax purposes. If that were not the case, most of this discussion would be inapplicable. IGC believes that it qualifies as a partnership and has filed its tax returns on that basis. In connection with this Information Statement/Prospectus, Counsel has not examined the classification of IGC as a partnership for federal income tax purposes.

     Asset Transfers.
     ---------------

          Management intends to structure the Asset Transfers in the most tax efficient manner consistent with applicable law and the business objectives of IGC. Gain will be recognized by IGC on the transfer of IGP to IGP Group in an amount equal to the appreciation in certain property indirectly owned by IGP.
It is estimated that approximately $6.8 million in gain will be recognized on this transfer. Gain also will be recognized by IGC on the transfer of certain interests in the U.S. Apartment Partnerships as a result of American Housing's assumption of liabilities in excess of the tax basis of the property contributed to American Housing. It is estimated that approximately $3.8 million in gain will be recognized on this transfer. Each IGC Unitholder will recognize that IGC Unitholder's allocable share of such gain. Management is continuing to explore ways to minimize or eliminate the amount of gain to be recognized on the Asset Transfers.

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION.

     The Distribution.
     ----------------

          A Shareholder will not recognize gain or loss upon receipt of Common Shares in the Distribution. Gain is not recognized on a distribution of property from a partnership to a partner except to the extent that any money distributed exceeds the adjusted basis of such partner's interest in the partnership immediately before the distribution. Generally, a distribution of a "marketable security" is treated as a distribution of money equal to the fair market value of such marketable security, for purposes of determining whether gain is recognized on such distribution. However, the amount treated as money upon a distribution of a marketable security is reduced by the excess of the distributee partner's proportionate share of (i) net gain that would be recognized if all of the partnership's marketable securities would have been sold immediately before the distribution, over (ii) net gain that would be recognized if all of the partnership's marketable securities would have been sold immediately after the distribution. Because IGC will distribute all of its marketable securities in the Distribution, the amount treated as a distribution of cash to each unitholder will be reduced by such Unitholder's gain that would be recognized upon the sale of such property.

          A Shareholder's initial tax basis in his Common Shares generally will be equal to IGC's tax basis in those Common Shares. If, however, IGC's tax basis in those Common Shares exceeds the Shareholder's adjusted tax basis in his IGC Units, the Shareholder's initial tax basis in his Common Shares generally will be equal to his adjusted tax basis in his IGC Units immediately before the Distribution. Each Shareholder's adjusted tax basis in his IGC Units will be reduced by an amount equal to his initial basis in the Common Shares. A Shareholder's holding period for the Common Shares will include IGC's holding period for those Common Shares. IGC will not recognize gain or loss upon the Distribution.

          A Shareholder who receives cash in lieu of fractional Common Shares will recognize gain. The amount of gain recognized will not exceed the amount of cash received. ACPT will provide Shareholders with information indicating the amount of any gain which must be recognized on the receipt of cash in lieu of fractional Common Shares interests.

FEDERAL INCOME TAXATION OF ACPT AND SHAREHOLDERS.

     In General.
     ----------

          As a partnership for federal income tax purposes, ACPT is not subject to federal income tax. ACPT has adopted the accrual method of accounting and has adopted the calendar year as its taxable year.

          Each item of ACPT's income, gain, loss, deduction or credit will flow through to the Shareholders. Each Shareholder must report his allocable share of these items on his individual tax return. Such items are allocated among the Shareholders in accordance with their interest in ACPT and for the period for which each Shareholder holds his interest. ACPT must furnish each Shareholder of record, on the form prescribed by the IRS, the information necessary to prepare the Shareholder's federal income tax returns with respect to income derived from his interest in ACPT.

          Each Shareholder is taxed on his allocable share of ACPT's taxable income or loss, without regard to distributions of cash or property from ACPT to the Shareholder. Although ACPT intends to distribute amounts substantially equal to its taxable income, there can be no assurance that ACPT will distribute to a Shareholder sufficient cash for the Shareholder to satisfy his federal income tax liability with respect to his allocable share.

          It is anticipated that ACPT's income will consist almost entirely of dividends from American Rental, American Land, American Management, and IGP Group.

     Tax Basis of Common Shares.
     --------------------------

          A Shareholder's initial tax basis in his Common Shares generally will be equal to IGC's tax basis in those Common Shares (unless IGC's tax basis in the Common Shares exceeds the Shareholder's tax basis in his IGC Units). See "-
- Federal Income Tax Consequences of the Distribution." The Shareholder's tax basis will be increased by (i) his allocable share of ACPT's income (including income that is not taxable) and (ii) his share of any increase in non-recourse liabilities incurred by ACPT (i.e., any liability of ACPT for which no partner has any personal liability). His tax basis will be reduced (but not below zero) by (i) any cash distributed to him; (ii) ACPT's tax basis in any property distributed to him; (iii) his allocable share of ACPT's losses; (iv) his share of any decrease in non-recourse liabilities incurred by ACPT; and (v) his share of non-deductible expenditures of ACPT that are not properly chargeable to capital. There may be other special situations affecting the tax basis.

     Income and Loss Allocations.
     ---------------------------

          The manner in which items of ACPT's income, gains, losses, deductions, credits and other tax items are allocated among the partners (including the Shareholders) pursuant to the provisions of the Declaration of Trust is described in detail above. Such allocations are recognized for federal income tax purposes if (i) they are in accordance with the partners' respective interests in ACPT or have "substantial economic effect" within the meaning of the Code and applicable Regulations, and (ii) they are applied without retroactive effect.

          ACPT's allocations to the Shareholders pursuant to the Declaration of Trust will be recognized for federal income tax purposes to the extent that such allocations do not result in the Shareholders having deficits in their capital accounts. It is not anticipated that ACPT will generate, nor is it an objective of ACPT to generate, losses that could result in deficit capital accounts. However, it is possible that ACPT could make a distribution that causes a Shareholder to have a deficit capital account.

          If any allocation of ACPT's items pursuant to the Declaration of Trust is determined not to be in accordance with the Shareholders' interests in ACPT (or otherwise not to have "substantial economic effect" under the Code and Regulations), then ACPT's items would be allocated among the partners in accordance with their "interests in ACPT" based on all the relevant facts and circumstances. Such a determination could result in the income, gains, losses, deductions, or credits allocated under the Declaration of Trust being reallocated. Such reallocation, however, would not affect distributions under the Declaration of Trust. Thus, such a reallocation could result in an increased share of taxable income being allocated to a Shareholder, without any corresponding increase in cash distributions over those contemplated in the Declaration of Trust.

          The Declaration of Trust authorizes the Board of Trustees to make any changes in ACPT's allocation provisions determined to be necessary under the Regulations in order for ACPT's allocation provisions to be respected for federal income tax purposes. It is possible that such a change in the allocation provisions could result in additional taxable income being allocated to existing Shareholders, without any corresponding increase in cash distributions to such Shareholders. However, no provision may be added that would require the Shareholders to restore negative capital accounts. In addition, in implementing any such change, the Board of Trustees is to use its best efforts to ensure that the underlying economic arrangement intended by the Declaration of Trust -- that all distributions and allocations be in accordance with percentage interests in ACPT -- is preserved to the extent practicable.

     Coordination of  Allocations and Distributions.
     ----------------------------------------------

          ACPT has adopted the daily closing-of-the-books convention in allocating ACPT's income and loss. In addition, ACPT, American Land, American Management, American Rental, and IGP Group expect to coordinate the declaration and payment of dividends and other distributions from such entities in such a manner that all dividends will be paid by the lower-tier entities to ACPT on the same day that ACPT declares a dividend to the Shareholders of record on such date. Thus, each Shareholder's dividend distribution from ACPT will correspond with their allocable share of ACPT's taxable income associated with the receipt of dividends from the other entities. If dividends are not so coordinated, it is possible that if a Shareholder sells or otherwise disposes of his Common Shares prior to a record date, ACPT would make the cash distributions to the Shareholder's transferee even though the Shareholder would be taxed on the income.

     Section 704(c) Allocations.
     --------------------------

          Under Section 704(c) of the Code, tax items relating to the unrealized gain (or loss) ("Precontribution Gain (or Loss)") with respect to property contributed ("Contributed Property") by a partner ("Contributing Partner") to a Partnership must be allocated to the Contributing Partners when the partnership sells or otherwise disposes of its interests in the Contributed Property. The Precontribution Gain (or Loss) is generally equal to the difference between the fair market value of the Contributed Property at the time of the contribution and the Contributing Partner's tax basis in the property at that time.

          The Board of Trustees will determine the amount of Precontribution Gain (or Loss) allocable to each asset originally contributed to IGC or contributed by IGC to ACPT, and each Shareholder's share thereof. These determinations may affect substan-tially the amount and timing of gain or loss recognized by Shareholders in the event that ACPT were to sell its interest in American Land, American Management, American Rental, or IGP Group. However, ACPT does not expect to sell its interests in such entities.

          ACPT will not make an election under Section 754 of the Code to adjust the tax basis of its property upon sales and certain other transfers of Common Shares (Section 743 of the Code) or in the event of a distribution of property to the Shareholders (Section 734 of the Code). Therefore, persons who purchase Common Shares from Shareholders will not receive a special basis adjustment with respect to their share of property held by ACPT to reflect the purchase price of such Common Shares. Thus, if ACPT sells all or a portion of its interests in the lower-tier entities, a Shareholder who purchases Common Shares after the Distribution will recognize his proportionate share of ACPT's gain or loss regardless of whether such gain or loss is attributable to appreciation or depreciation in the value of the interests sold by ACPT that occurred before the Shareholder acquired its Common Shares. If ACPT were to sell its interests in American Land, American Management, American Rental, or IGP Group, the proportionate share of the gain or loss recognized by a Shareholder could vary depending on whether or not such Shareholder purchased its Common Shares from a person that originally contributed property to IGC. It is possible that in certain circumstances, the trading market for the Common Shares could be adversely affected. However, ACPT does not expect to sell its interests in such entities.

     Passive Loss and Income.
     -----------------------

          It is not anticipated that ACPT will have a taxable loss for any taxable year. All of ACPT's gross income from dividends (including all distributions from American Rental) or from the disposition of ACPT's interests in the lower-tier entities will constitute "portfolio income" and will not be included in "passive activity gross income" under the rules relating to restrictions on passive activity losses.

     Taxation of Foreign Investors.
     -----------------------------

          The rules governing federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign Shareholders (collectively, "Non-U.S. Shareholders") are complex and no attempt will be made herein to discuss such rules. Prospective Non-U.S. Shareholders should consult with their own tax advisers to determine the impact of federal, state and local income tax laws with regard to an investment in Common Shares, including any reporting requirements, as well as the tax treatment of such an investment under the laws of their home country.

     Taxation of Shareholder Distributions Other than in Liquidation.
     ---------------------------------------------------------------

          A Shareholder will not recognize taxable income when he receives a cash distribution from ACPT if the amount of the distribution does not exceed his tax basis in his Common Shares. See "-- Tax Basis of Common Shares." Because of the coordination of the declaration and payment of dividends and other distributions between ACPT and the entities in which it holds an interest, each Shareholder's basis in its Common Shares should be increased by the Shareholder's share of ACPT's taxable income associated with the receipt of a cash distribution from ACPT. See "--Coordination of Allocations and Distributions." Generally, ACPT anticipates that the increase in basis should be equal to the amount of the cash distribution. However, if the cash distributed to the Shareholder exceeds the Shareholder's tax basis in his Common Shares, the excess will be taxable to him as though it were gain on the sale or exchange of his Common Shares. See "-- Sale or Exchange of Common Shares." A Shareholder generally will not recognize income upon receipt from ACPT of a distribution of property other than a distribution of money or a disproportionate distribution of marketable securities. A distribution may reduce the Shareholder's tax basis in his Common Shares. See "-- Tax Basis of Common Shares."

     Foreign Tax Credit.
     ------------------

          For United States tax purposes, each Shareholder will be considered to have paid his allocable share of any income taxes paid to Puerto Rico by ACPT. Puerto Rico taxes treated as paid by such Shareholder or allocable to such Shareholder will be considered foreign income taxes paid by such Shareholder with respect to which such Shareholder may claim a foreign tax credit (subject to applicable limitations) or a deduction for United States federal income tax purposes. The limitation on the foreign tax credit is designed to ensure that a United States taxpayer cannot use foreign taxes to offset more of his United States tax liability for a taxable year than is attributable to his foreign source income (e.g., because the effective rate is higher than United States rates). For certain Shareholders, the marginal Puerto Rico income tax rate may be higher than the marginal United States tax rate. Accordingly, for Shareholders whose only source of foreign income is ACPT, the taxes payable to Puerto Rico by ACPT might not be fully creditable as a result of this limitation under the Code. Taxable income of ACPT for federal income tax and Puerto Rico income tax purposes also may differ because each tax is calculated under the respective tax accounting and entity classification provisions of the jurisdictions that in some cases are not the same. For example, for Puerto Rico income tax purposes IGP Group intends to qualify as a special partnership and the tax items of IGP Group would then flow through to ACPT for Puerto Rico income tax purposes. However, for federal tax purposes, IGP Group is treated as a corporation and none of IGP Group's tax items will flow through to ACPT.

     Termination of ACPT for Tax Purposes.
     ------------------------------------

          If 50% or more of the capital and profits interests in ACPT are sold or exchanged within a twelve-month period, ACPT will be deemed to have been terminated for federal income tax purposes. In this regard, however, a Common Share that changes hands several times during a twelve-month period will be counted only once for purposes of determining whether a termination has occurred.

          If ACPT is considered to have terminated, ACPT would be deemed to have contributed it's assets and liabilities to a new partnership in exchange for an interest in the new partnership; and immediately thereafter the terminated partnership would be deemed to have distributed the interests in the new partnership to the Shareholders of record as of the date of the termination.

          Generally, a Shareholder would not recognize any taxable gain or loss as a result of the deemed pro rata distribution of new partnership interests incident to a constructive termination of ACPT. See "-- Federal Income Tax Considerations --Federal Income Taxation of ACPT and Shareholders -- Dissolution of ACPT." If the Shareholder's taxable year were other than the calendar year, the inclusion of more than one year of ACPT's income in a single taxable year of the Shareholder could result. Finally, a termination of ACPT could cause ACPT or its assets to become subject to any unfavorable statutory or regulatory changes enacted prior to the termination but previously not applicable to ACPT or its assets because of protective "transitional" rules. There could be other federal income tax consequences, favorable and unfavorable, resulting from a termination of ACPT.

          Under the 1997 Act, regulatory authority was granted to provide for gain recognition on a transfer of appreciated property to a partnership in cases where unrealized gain could be transferred to a foreign partner. It does not appear that this provision would apply to ACPT or the Shareholders. However, no regulations have been issued under this provision.

     Backup Withholding.
     ------------------

          Distributions to Shareholders whose Common Shares are held on their behalf by a "broker" may constitute "reportable payments" under the federal income tax rules regarding "backup withholding." Backup withholding, however, would apply only if (i) the Shareholder failed to furnish his Social Security number or other taxpayer identification number ("TIN") to the "payor" (e.g., the "broker"), (ii) the IRS notified the payor that the Shareholder furnished an incorrect TIN, (iii) there were a "notified payee certification failure" as described in the Code, or (iv) there were a failure by the Shareholder to certify that he is not subject to backup withholding. If backup withholding were applicable to a Shareholder, the payor would be required to withhold 31% of each distribution to such Shareholder and to pay such amount to the IRS on behalf of such Shareholder. The amount withheld pursuant to backup withholding is not itself an additional tax. Rather, the tax liability of the Shareholder subject to backup withholding will be credited with the amount of tax withheld.

     Sale or Exchange of Common Shares.
     ---------------------------------

          A Shareholder will realize gain or loss on a sale or other disposition of his Common Shares based on the difference between the amount realized on the sale and his adjusted tax basis for the Common Shares. The amount realized includes the Shareholder's share of ACPT's liabilities. A selling Shareholder's tax basis in the Common Shares will be adjusted for the amount of income or loss allocable to, and distributions made to, such Shareholder in the taxable year in which the disposition occurs. See "-- Tax Basis of Common Shares." To the extent the gain or loss is not treated as ordinary income or loss under the rules described below, the gain or loss ordinarily will be treated as capital gain or loss and a long-term capital gain or loss if the holding period for the Common Shares is more than one year.

          The gain or loss may give rise to ordinary income or loss to the extent it is attributable to "substantially appreciated inventory items" or "unrealized receivables" (as defined in Section 751 of the Code). "Unrealized receivables" include rights to payment for services rendered or to be rendered, franchises, trademarks, Section 1245 property, Section 1250 property and stock in certain foreign corporations as described in Section 1248. Under the current ownership structure, it is unlikely that ACPT will have any "substantially appreciated inventory items" or "unrealized receivables."

          Under an IRS ruling, a Shareholder might be required to maintain an aggregate adjusted tax basis in all of his Common Shares even if he acquired his Common Shares in separate transactions. If this rule applies to Shareholders, when a Shareholder disposes of a portion of his Common Shares, the Shareholder would have to allocate his aggregate tax basis between the disposed-of Common Shares and the retained Common Shares by some equitable apportionment method.
In that case, it effectively would preclude a Shareholder from controlling the timing of the recognition of the inherent gain or loss in his Common Shares by selecting specific Common Shares for sale. It is unclear how a Shareholder would determine the holding period of the disposed-of Common Shares in such circumstances. Because of the uncertainties relating to the holding period and basis, a Shareholder considering a subsequent purchase of additional Common Shares should consult his own tax advisor as to the possible consequences of the subsequent purchases.

     Dissolution of ACPT.
     -------------------

          Upon the dissolution and liquidation of ACPT, any assets remaining after payment of, or provision for payment of, ACPT's debts and liabilities will be distributed to ACPT's partners (including Shareholders) of record first in proportion to the positive balances in their capital accounts and then pro rata in accordance with their percentage interests.

          A Shareholder generally will not recognize gain or loss on a liquidating distribution. However, a Shareholder will recognize gain to the extent that he receives money (including his proportionate share of any reduction in ACPT's non-recourse liability) in excess of his basis in his Common Shares. The gain will be a capital gain, except to the extent of any "unrealized receivables" and "substantially appreciated inventory." See "-- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Sale or Exchange of Common Shares."

          A Shareholder may recognize a capital loss on liquidation only if the Shareholder receives only money, unrealized receivables, and inventory. The loss may not exceed the difference between (i) the Shareholder's adjusted tax basis in his Common Shares and (ii) the sum of (x) the amount of money received and (y) his tax basis of such unrealized receivables and inventory. If the Shareholder also receives any property other than money, unrealized receivables or inventory, he will not recognize any loss upon the distribution. He will have a tax basis in the property received in liquidation equal to his adjusted tax basis in his Common Shares reduced by any money distributed to him.

     Puerto Rico Shareholders.
     ------------------------

          Individuals who are bona fide residents of Puerto Rico during the entire taxable year ("Puerto Rico Residents") will be subject to United States income tax at applicable United States rates with respect to their allocable share of ACPT's income derived from United States sources. A corporate Shareholder organized under the laws of Puerto Rico ("Puerto Rico Corporation") will be subject to United States income tax at applicable United States rates with respect to its allocable share of ACPT's income that is effectively connected with the conduct of a United States trade or business. A Puerto Rico Corporation will generally be subject to a 30% tax on its allocable share of ACPT's "fixed or determinable annual or periodic gains, profits, and income" from United States sources. Distributions made by IGP Group to ACPT will not be United States source income or effectively connected with a United States trade or business. ACPT generally is required to withhold U.S. tax at the rate of 30% with respect to a Puerto Rico Resident's or a Puerto Rico Corporation's allocable share of dividends received from American Land, American Management, or American Rental.

          Under the Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), ACPT must withhold 35% of the amount of a Puerto Rico Corporation's allocable share of ACPT's gain from the sale of a United States real property interest ("USRPI"), including a disposition of an interest in certain entities where over 50 percent of the value of such entity's assets consist of U.S. real property interests. A USRPI generally is an interest in real property located in the United States or Virgin Islands. An interest in a "domestically-controlled REIT" is not a USRPI. The term "domestically-controlled REIT" means a REIT in which at all times during a specified testing period (generally, the lesser of the 5-year period ending on the date of the disposition or the period in which the REIT was in existence) less than 50% in value of the stock was held directly or indirectly by foreign persons.

          Any distribution by a REIT to a non-resident alien individual or foreign corporation, to the extent attributable to gain from sales or exchanges by the REIT of USRPI, is treated as gain recognized by such non-resident alien individual or foreign corporation from the sale or exchange of a USRPI. In certain circumstances, a distribution of a USRPI to the Shareholders could give rise to a recognition of any unrealized gain (the excess of the fair market value over basis) of the USRPI distributed, multiplied by the "foreign ownership percentage". The term "foreign ownership percentage" means that percentage of the stock of the REIT which was held (directly or indirectly) by foreign persons at the time during the applicable testing period during which the direct and indirect ownership of stock by foreign persons was greatest.

          The United States Department of the Treasury may promulgate Regulations reducing the withholding rate to 28%, probably only in the case of individuals. Future Regulations also may require ACPT to withhold 10% of the fair market value of any USRPI that is distributed to a foreign person if the transaction would constitute a taxable distribution under FIRPTA.

          A Puerto Rico Resident generally will be subject to United States tax on the gain or loss resulting from the disposition of a Common Share only to the extent that the gain or loss is from United States sources. As a general rule, any gain or loss from the disposition of personal property is not United States source income if the seller is not a United States resident. For most purposes, partnership interests are regarded as personal property. However, it is possible that a disposition of a partnership interest would be considered a disposition of partnership assets rather than partnership interests. The IRS has ruled that a partner was subject to United States tax on the gain or loss resulting from the disposition of a partnership interest to the extent that the partner's allocable share of the partnership's unrealized gain or loss is effectively connected with a United States trade or business when the partnership was engaged in a United States trade or business through a fixed place of business or a permanent establishment and was not a publicly traded partnership. The ruling does not indicate whether the same holding would obtain in the case of a disposition of an interest in a publicly traded partnership or whether gain or loss on such an interest would be sourced as United States or foreign, based on the assets and activities of the partnership. Generally, the determination of the residence of the seller is made at the partner level, except as provided in Regulations that have not yet been promulgated. Legislative history indicates that Regulations may provide that the determination will be made at the partnership level in the case of a publicly traded partnership.

          In general, Puerto Rico Corporations that have gain from the sale of Common Shares are subject to United States taxation at capital gains rates only if the gain is effectively connected with the conduct of a United States trade or business. Under FIRPTA, if a Common Share is considered a USRPI, the gain or loss from the disposition of the Common Share is treated as effectively connected with a trade or business conducted in the United States. A Common Share will be considered a USRPI generally if at any time during the five-year period preceding the disposition (i) the Puerto Rico Corporation owns directly or by attribution more than 5% of ACPT's Common Shares and (ii) the fair market value of ACPT's USRPIs was at least 50% of the fair market value of ACPT's worldwide real property interests and ACPT's other assets used in a trade or business.

          As discussed above, if ACPT becomes engaged in a United States trade or business through a fixed place of business or a permanent establishment, any gain or loss recognized by a Puerto Rico Corporation upon the disposition of a Common Share may be treated as effectively connected with the conduct of a United States trade or business to the extent that the Shareholder's allocable share of ACPT's unrealized gain or loss is effectively connected with a United States trade or business.

     Certain Federal Income Tax Consequences to Tax Exempt Organizations.
     -------------------------------------------------------------------

          Virtually all of ACPT's taxable income will consist of dividends (including REIT dividends). Therefore, a tax exempt entity that is a Shareholder generally will not be subject to tax on distributions from ACPT or gain realized on the sale of Common Shares. A tax exempt entity may be subject to tax, however, to the extent that it has financed the acquisition of its Common Shares with "acquisition indebtedness" within the meaning of the Code.

     Information Return Filing Requirements.
     --------------------------------------

          A Shareholder who sells or exchanges a Common Share must notify ACPT of such transaction in writing within 30 days of the transaction (or, if earlier, by January 15 of the year following the calendar year in which the transaction occurs). The transferor Shareholder does not have to notify ACPT if a broker must provide an information return under Section 6045 of the Code. The transferor Shareholder must provide (i) his name and address and the name and address of the transferee; (ii) his TIN and, if known, the transferee's TIN; and
(iii) the date of the sale or exchange. If a transferor Shareholder fails to notify ACPT, he may be subject to a $50 penalty for the failure.

          In addition, ACPT must notify the IRS of any sale or exchange of a Common Share (of which ACPT was notified or had knowledge). ACPT does not have to notify the IRS if a broker must provide an information return under Section 6045 of the Code. If ACPT knows of a sale or exchange but does not know who is the beneficial owner of the Common Shares, it may treat the record-holder as the transferor or the transferee as the case may be. ACPT must report to the IRS the names, addresses, and TINs of ACPT, the transferee and the transferor, the date of the transaction, and any additional information required by the applicable information return or its instructions. ACPT also must provide that information to the transferor and the transferee. In addition, ACPT must inform the transferor and the transferee that this information has been given to the IRS, that a portion of any gain or loss must be treated as ordinary income or loss and that the transferor is required to attach a statement relating to the sale or exchange to his income tax return.

          If ACPT fails to furnish the required information to the transferor or the transferee, it may be subject to a penalty of $50 per failure up to an annual maximum of $100,000. If ACPT fails to provide the required information to the IRS, ACPT would be subject to a penalty of $50 per failure up to an annual maximum of $100,000. Because ACPT will be a publicly traded partnership, it is uncertain whether ACPT will be able to comply with these requirements in every instance.

     Audit of Partnership Tax Returns and Further Proceedings.
     --------------------------------------------------------

          Although ACPT is not required to pay any federal income tax, it is required to file an information tax return for each taxable year setting forth its income, gains, losses, deductions, credits, tax preference items and its other applicable tax attributes. The IRS may audit the tax treatment of ACPT's items of income, loss, deduction, and credit at the partnership level in a unified administrative proceeding. The IRS will make any adjustments it believes to be appropriate. An audit of ACPT may also result in the audit of a Shareholder's tax return, which may not be restricted to adjustments to items of ACPT.

          The IRS is required to mail a notice at the outset of the administrative proceeding and at the time of any adjustment to: (i) any Shareholder who has at least a 1% interest in ACPT's profits, (ii) any Shareholder designated by a "notice group," and (iii) the "Tax Matters Partner" of ACPT. A notice group is any group of Shareholders who have an aggregate profits interest in ACPT of at least 5% and have designated a Shareholder to receive separate notice on behalf of the group. The Trustee will be ACPT's Tax Matters Partner. As the Tax Matters Partner, the Trustee will receive notice on behalf of, and will provide notice to, those Shareholders who have an interest of less than 1% in ACPT's profits. The Trustee may extend the statutory period of limitations for assessment of adjustments attributable to "partnership items" and may enter into a binding settlement with the IRS. The Trustee's settlement will be binding on a Shareholder unless the Shareholder (i) has at least a 1% interest in ACPT's profits, (ii) is a member of a notice group, or (iii) notifies the IRS that the Trustee is not authorized to act on his behalf.

          If the IRS and the Trustee fail to settle an audit proceeding, then the Trustee may choose to litigate the matter. In that event, the Trustee would select the court in which such litigation would occur (including a court where prepayment of the taxes is required). A Shareholder would have the right to participate in such litigation and would be bound by the outcome of the litigation even if the Shareholder elected not to participate. Because the Shareholders would be affected by the outcome of any administrative or judicial proceedings with respect to ACPT, the Trustee will provide the Shareholders with appropriate notices of federal income tax proceedings with respect to ACPT. Shareholders who wish to pursue their own contest are free to do so at their own expense. Each Shareholder should consult with his tax advisor with respect to the impact of these procedures on his particular case.

     Penalty for Substantial Understatement; Deduction of Interest.
     -------------------------------------------------------------

          If there is a "substantial understatement" of his tax liability, a Shareholder may be liable for a penalty equal to 20% of the underpayment of tax resulting from the substantial understatement. There will be substantial understatement if the Shareholder fails to report the greater of $5,000 ($10,000 for certain corporations) or 10% of the tax required to be shown on the return for the taxable year. In determining whether a Shareholder's tax liability has been substantially understated, a Shareholder's items of income and loss arising from ACPT, as well as items of income and loss from other activities, will be taken into account. For this purpose, the amount of an understatement does not include any portion of the understatement (i) for which there existed "substantial authority" for the position of the taxpayer or (ii) for which the taxpayer "adequately disclosed" the relevant facts on his return and there was a "reasonable basis" for the tax treatment.

          ACPT anticipates that its tax returns will be prepared in a manner that will not result in the imposition of the 20% penalty. However, due to the complexity involved in applying the tax laws to particular transactions and the fact that the determination of whether a particular Shareholder's tax liability is substantially understated is dependent on the Shareholder's individual circumstances, there can be no assurance that the substantial understatement penalty could not be imposed on a Shareholder with respect to items arising from ACPT. Any interest imposed on the tax deficiencies of individuals is "personal" interest that will be nondeductible.

FEDERAL TAX CONSIDERATIONS WITH RESPECT TO THE LIQUIDATION OF IGC.

          Upon the dissolution and liquidation of IGC, any assets remaining after payment of, or provision for payment of, IGC's debts and liabilities will be distributed to IGC's partners (including Unitholders) of record first in proportion to the positive balances in their capital accounts and then pro rata in accordance with their percentage interests.

          A Unitholder generally will not recognize gain or loss on a liquidating distribution. However, a Unitholder will recognize gain to the extent that he receives money (including his proportionate share of any reduction in IGC's non-recourse liability) in excess of his basis in his Units. The gain will be a capital gain, except to the extent of any "unrealized receivables" and "substantially appreciated inventory." See "-- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Sale or Exchange of Common Shares."

          A Unitholder may recognize a capital loss on liquidation only if the Unitholder receives only money, unrealized receivables, and inventory. The loss may not exceed the difference between (i) the Unitholder's adjusted tax basis in his Units and (ii) the sum of (x) the amount of money received and (y) his tax basis of such unrealized receivables and inventory. If the Unitholder also receives any property other than money, unrealized receivables or inventory, he will not recognize any loss upon the distribution. The Unitholder will have a tax basis in the property received in liquidation equal to his adjusted tax basis in his Units reduced by any money distributed to him.

              CERTAIN STATE INCOME TAX AND PUERTO RICO INCOME TAX
                                 CONSIDERATIONS

          This section discusses certain state income tax and Puerto Rico income tax considerations applicable to the Distribution, holding and disposition of Common Shares. The following discussion of taxation is intended only as a descriptive summary and does not purport to be a complete analysis or listing of all potential state and Puerto Rico income tax effects. Shareholders may be subject to Puerto Rico, state or local tax based on their residence or ACPT's activities. INVESTORS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THEIR INDIVIDUAL TAX STATUS WITH RESPECT TO THE COMMON SHARES AND ANY DISTRIBUTIONS RECEIVED THEREFROM.

CERTAIN STATE TAX CONSIDERATIONS.

          If ACPT is treated as having income from Maryland sources a Shareholder may be required to file a Maryland income tax return. ACPT will advise Shareholders of the amount, if any, of their share of ACPT's income that is attributable to Maryland sources.

CERTAIN PUERTO RICO INCOME TAX CONSIDERATIONS.

          This summary of Puerto Rico income tax consequences is based on the provisions of the Puerto Rico Internal Revenue Code of 1994 ("Puerto Rico Code"), as amended, applicable to taxable years after June 30, 1995, Puerto Rico Department of the Treasury ("Puerto Rico Treasury") regulations, published and private rulings and judicial decisions as currently in effect. These sources are all subject to change and such change could be applied retroactively at any time. In addition, it may be some time before Regulations or other formal guidance is issued under the Puerto Rico Code. Such Regulations could interpret the relevant law in a manner that is contrary to this discussion or contrary to the opinion of Puerto Rico Counsel (defined below) an such interpretation could be applied retroactively. Insofar as this section of the Information Statement/Prospectus describes Puerto Rico law, it represents the opinion of Fiddler, Gonzalez & Rodriguez, LLP ("Puerto Rico Counsel").

          No rulings have been requested from the Puerto Rico Treasury with respect to the matters discussed in this section. Puerto Rico Counsel has assisted in the preparation of, and has reviewed, the discussion in this section. Although the opinion of Puerto Rico Counsel represents Puerto Rico Counsel's best judgment as to the matters discussed herein, it does not bind the Puerto Rico Treasury or in any way constitute an assurance that the Puerto Rico income tax consequences described herein will be followed by the Puerto Rico Treasury. Puerto Rico Counsel does not purport to be expert in, or generally familiar with, the laws of any jurisdiction other than the applicable laws of the Commonwealth of Puerto Rico and, therefore, expresses no opinion as to matters not governed by such laws.

PUERTO RICO INCOME TAX CLASSIFICATION OF ACPT AND IGP GROUP.

          IGP Group intends to file an election and to qualify for special partnership status under Puerto Rico income tax law. As a special partnership IGP Group would be treated as a partnership for Puerto Rico income tax purposes. Under current law, a special partnership is not a taxable entity and incurs no income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's income whether or not the partnership makes a distribution corresponding to such income. Treatment as a special partnership for Puerto Rico income tax purposes avoids the "double" income taxation that occurs when a corporation distributes its profits to its shareholders and minimizes the aggregate Puerto Rico income tax imposed on IGP Group and its subsidiaries.

          If it were determined that IGP Group is taxable as a corporation, however, the anticipated tax advantages to ACPT and the Shareholders would be materially and adversely affected. If IGP Group were classified as a corporation, the profits of IGP would be taxed to IGP Group at the applicable corporate tax rate. Moreover, distributions to ACPT would be treated as corporate distributions, taxable at ordinary income tax rates to the extent of earnings and profits, or as non-taxable returns of capital or distributions taxable at capital gains rates, depending upon the circumstances of the distribution.

          Based on the belief that IGP Group's only asset and source of income will be its interest in IGP and that IGP Group duly elects to be treated as a special partnership under the Puerto Rico Code, Puerto Rico Counsel is of the opinion that (i)

IGP Group may be organized in conformity with the requirements for qualification as a special partnership beginning with its taxable year ending December 31, 1998, and (ii) its proposed methods of operation described in this Information Statement/Prospectus will enable it to satisfy the requirements for such qualification. The rules governing special partnerships are highly technical and require ongoing compliance with a variety of tests that depend, among other things, on the nature of future partnership income. Counsel will not monitor IGP Group's compliance with these requirements. While IGP Group intends to satisfy these tests, no assurance can be given that IGP Group will qualify as a special partnership for any particular year, or that the applicable law will not change and adversely affect IGP Group, ACPT and/or its Shareholders.

          If IGP Group does not qualify as a special partnership, (i) it would be classified as a corporation, (ii) it would be taxable on its profits at the applicable corporate rate, and (iii) distributions to ACPT, to the extent they arise from earnings and profits, would be taxable to the Shareholders as dividends. Treatment of IGP Group as a corporation would result in a material reduction in the anticipated cash flow to Shareholders and would have a significant adverse effect on the value of the Common Shares.

PUERTO RICO INCOME TAXATION OF THE DISTRIBUTION.

     United States Shareholders.
     --------------------------

          Puerto Rico Counsel understands that IGC is not and will not be engaged in a trade or business in Puerto Rico for Puerto Rico income tax purposes. Accordingly, a Shareholder who is (i) either an individual resident in the United States or a corporation or partnership organized under the laws of a state of the United States, (ii) not engaged in a trade or business in Puerto Rico (a "United States Shareholder"), and (iii) not a Puerto Rico Shareholder will not recognize income upon receipt of Common Shares in the Distribution or cash in lieu of fractional shares.

     Puerto Rico Shareholders.
     ------------------------

          The distribution of Common Shares and cash in lieu of fractional Share interests will be treated as a taxable distribution for Puerto Rico income tax purposes. If the value of the Common Shares and cash received in the Distribution is equal to or less than the current or accumulated earnings and profits of IGC, the value of the Common Shares and cash received will be treated as a taxable dividend. If the value of the Common Shares and cash received in the Distribution exceeds the current or accumulated earnings and profits of IGC, a portion of the value of the Common Shares and cash received in the Distribution by a Puerto Rico Shareholder will be treated as a taxable dividend. The value of the Common Shares and cash received in the Distribution in excess of the amount treated as a taxable dividend will be treated first as a return of capital to the extent of the Puerto Rico Shareholder's adjusted tax basis for

Puerto Rico income tax purposes in his IGC Units, and then as gain from the sale or exchange of property.

          If IGC's tax basis in ACPT and cash distributed in lieu of Common Share interests is equal to or less than the current or accumulated earnings and profits of IGC, then the entire value of the Common Shares and cash received in the Distribution by a Puerto Rico Shareholder will be treated as a taxable dividend to the Puerto Rico Shareholder.

PUERTO RICO INCOME TAXATION OF ACPT.

          Under the Puerto Rico Code, ACPT is and will be taxable as a foreign corporation. As such, it will pay Puerto Rico income tax on certain of its Puerto Rico source income, including its distributive share of IGP Group's net taxable income. ACPT may seek rulings from the Treasury to establish that under the Puerto Rico Code (i) it will be considered not to be engaged in a Puerto Rico trade or business, (ii) the tax rate at which its distributive share of IGP Group's net income will be taxed (presumably 29%) and (iii) that distributions by ACPT to United States Shareholders will not be subject to income and withholding taxes.

          Under the Puerto Rico Code ACPT will not be considered to be engaged in a Puerto Rico trade or business solely by reason of being a partner in IGP Group, and, accordingly, (i) the tax rate at which its distributive share of IGP Group's taxable income will be taxed is twenty-nine percent (29%), and (ii) the distributions by ACPT to United States Shareholders will not be subject to income and withholding taxes.

          If for purposes of the Puerto Rico Code, ACPT were treated as engaged in a trade or business in Puerto Rico, then ACPT will be subject to Puerto Rico income tax (and in certain circumstances a branch profits tax) on its distributive share of income or loss (subject to certain limitations) of IGP Group (and any other income derived by ACPT from sources within Puerto Rico on income which is effectively connected with a trade or business in Puerto Rico) at the regular graduated tax rates. In certain circumstances, United States Shareholders would be subject to income and withholding tax on the distribution by ACPT of its earnings and profits and the redemption of Common Shares.

PUERTO RICO INCOME TAXATION OF IGP GROUP.

          IGP Group intends to qualify as a special partnership under the Puerto Rico Code. As a special partnership, IGP Group is not subject to Puerto Rico income tax. Instead, IGP Group's partners, including ACPT, are subject to taxation on their distributive share of IGP Group's taxable income or loss. To maintain its status as a special partnership under the Puerto Rico Code, IGP Group must derive 70% or more of its gross income from Puerto Rico sources and 70% or more of its gross income must be derived from the sale and/or lease of buildings and structures to third parties and land development, among other activities.

PUERTO RICO COUNSEL'S OPINIONS OF PUERTO RICO TAXATION OF ACPT AND IGP GROUP.

          Puerto Rico Counsel is of the opinion, subject to the following assumptions and representations, that under the Puerto Rico Code, regulations promulgated thereunder, applicable private and published rulings, and judicial decisions, that IGP Group will be treated as a special partnership.

          This opinion is based on the following assumptions (i) that IGP Group duly elects to be treated as a special partnership under the Puerto Rico Code;
(ii) that at least 70% of IGP's income is and will continue to be income from activities listed in Section 1330(a) as described in the rulings issued by the Puerto Rico Treasury on November 7, 1988 and December 11, 1996; (iii) that IGP Group's sole asset and source of income will be IGP; (iv) that IGP Group will be operated in accordance with its Articles of Incorporation, Bylaws, and this Information Statement/Prospectus; and (v) that IGP Group shall take such actions as may be necessary to preserve its status as a special partnership under
Section 1330(a). Puerto Rico Counsel does not purport to be expert on, or generally familiar with, the laws of any jurisdiction other than the applicable laws of the Commonwealth of Puerto Rico, and, therefore, expresses no opinion as to matters not governed by such laws.

CERTAIN PUERTO RICO INCOME TAX CONSEQUENCES TO SHAREHOLDERS.

     United States Shareholders.
     --------------------------

          The Puerto Rico Code provides that distributions by a foreign corporation or partnership (i.e. ACPT) which is not engaged in a trade or
                            ----
business in Puerto Rico will not constitute income from sources within Puerto Rico. Accordingly, under the Puerto Rico Code and provided ACPT is not engaged in a trade or business in Puerto Rico, distributions to United States Shareholders will not be subject to income and withholding taxes in Puerto Rico.

          Any gain recognized by a United States Shareholder upon a sale or other disposition of a Common Share will not be subject to Puerto Rico income tax under the Puerto Rico Code if the sale or exchange takes place outside of Puerto Rico (all rights title and interest must be transferred outside Puerto
Rico). Consequently, any gain realized by a United States Shareholder from a disposition of a Common Share on AMEX and/or the PSE will not be subject to Puerto Rico income tax under the Puerto Rico Code.

     Puerto Rico Shareholders.
     ------------------------

          Under the Puerto Rico Code, a Puerto Rico Shareholder will be taxed on a distribution from ACPT to the extent of the current or accumulated earnings and profits of ACPT. Distributions in excess of current or accumulated earnings and profits of ACPT will be treated as a return of capital to the extent of the Puerto Rico Shareholder's adjusted tax basis in his Common Shares, and then as gain from the sale or exchange of property. Provided that the Common Share is a capital asset in the hands of a Shareholder, the gain or loss will be a capital gain or loss and a long-term capital gain or loss if the Common Share is held for more than six months.

          Upon a sale or other disposition of a Common Share, a Puerto Rico Shareholder generally will recognize gain or loss equal to the difference between the amount realized and his adjusted tax basis in the Common Share, both computed applying the income tax principles of the Puerto Rico Code. Provided that the Common Share is a capital asset in the hands of a Puerto Rico Shareholder, the gain or loss will be a capital gain or loss and a long-term capital gain or loss if the Common Share is held for more than six months.

          Because ACPT will be treated as if it were a corporation for Puerto Rico income tax purposes, a Puerto Rico Shareholder's tax basis in his Common Shares will not be adjusted as a result of income or loss recognized by ACPT.


                  DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

          The following summary of the terms of the shares of beneficial interest of ACPT does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and Bylaws of ACPT, copies of which are exhibits to the Registration Statement of which this Prospectus is a part. See "Additional Information."

GENERAL.

          The Declaration of Trust of ACPT provides that ACPT may issue up to 10,000,000 Common Shares and 10,000,000 preferred shares of beneficial interest, $0.01 par value per share ("Preferred Shares"). Upon completion of the Restructuring, 5,200,000 Common Shares will be issued and outstanding. Assuming completion of the Private Offering, Preferred Shares also will be issued and outstanding following the Restructuring. As permitted by the Maryland Trust Law, the Declaration of Trust contains a provision permitting the Board of Trustees, without any action by the Shareholders, to amend the Declaration of Trust to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of any class of shares of beneficial interest that ACPT has authority to issue. ACPT believes that the power of the Board of Trustees to issue additional shares of beneficial interest will provide ACPT with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.

          Although the Board of Trustees currently does not intend to do so, the Declaration of Trust permits it, without the consent of the Shareholders, to authorize ACPT to issue a class or series that could, depending on the terms of such class or series, delay, defer or prevent a transaction or a change in control of ACPT that might involve a premium price for the Common Shares and might otherwise be in the best interests of the shareholders.

          Both the Maryland Trust Law and ACPT's Declaration of Trust provide that no Shareholder of ACPT will be personally liable for any obligation of ACPT solely as a result of his status as a Shareholder of ACPT. ACPT's Bylaws further provide that ACPT shall indemnify each Shareholder against any claim or liability to which the Shareholder may become subject by reason of his being or having been a Shareholder or former Shareholder and that ACPT shall pay or reimburse each Shareholder or former shareholder for all legal and other expenses reasonably incurred by him in connection with any claim or liability.

COMMON SHARES.

          All Common Shares offered hereby will be duly authorized, fully paid and nonassessable. Holders of Common Shares are entitled to receive dividends on Common Shares if, as and when authorized and declared by the Board of Trustees of ACPT out of assets legally available therefor. Subject to the preferential rights of any other class or series of shares of beneficial interest, holders of Common Shares are entitled to share ratably in the assets of ACPT legally available for distribution to its Shareholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for, all known debts and liabilities of ACPT.

          Each outstanding Common Share entitles the holder to one vote on all matters submitted generally to a vote of Shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees with respect to any other class or series of shares of beneficial interest, the holders of such Common Shares possess the exclusive voting power. There is no cumulative voting in the election of Trustees, which means that the holders of a majority of the outstanding Common Shares can elect all of the Trustees then standing for election and the holders of the remaining Common Shares will not be able to elect any Trustees.

          Holders of Common Shares have no preference, conversion, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any securities of ACPT. All Common Shares have equal dividend, distribution, liquidation and other rights.

          To ensure that American Rental will not fail to qualify as a REIT under the Code, the Declaration of Trust also authorizes the Trustees to take such actions as are necessary and desirable to preserve American Rental's REIT qualification and to limit any person (other than certain current IGC Unitholders) to direct or indirect ownership of no more than 2% of the outstanding Common Shares.

PREFERRED SHARES.

          The Declaration of Trust authorizes the Board of Trustees to classify any unissued Preferred Shares and to reclassify any previously classified but unissued Preferred Shares of any series from time to time in one or more series. Prior to issuance of shares of each series, the Board of Trustees is required to set for each such series the terms, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each such series. ACPT currently plans to issue Preferred Shares in the Private Offering. See "The Restructuring -- The Preferred Offering."

TRANSFER AGENT.

          The transfer agent and registrar for ACPT's Common Shares and Preferred Shares is Registrar and Transfer Company.


                       CERTAIN PROVISIONS OF MARYLAND LAW
                           AND OF ACPT'S DECLARATION
                              OF TRUST AND BYLAWS

          The following summary of certain provisions of Maryland laws applicable to ACPT and of the Declaration of Trust and Bylaws of ACPT is subject to and qualified in its entirety by reference to such laws and to the Declaration of Trust and Bylaws of ACPT.

CLASSIFICATION OF THE BOARD OF TRUSTEES.

          The Declaration of Trust and Bylaws provide that the number of Trustees of ACPT may be established by the Board of Trustees but may not be fewer than three nor more than nine. At the completion of the Restructuring, it is expected there will be seven Trustees. The Board of Trustees may increase or decrease the number of Trustees by a vote of at least two-thirds of the members of the Board of Trustees, provided that the number of Trustees shall never be less than the number required by law and the Declaration of Trust and that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees. Any vacancy on the Board of Trustees, including a vacancy created by an increase in the number of Trustees (but excluding a vacancy caused by removal of a Trustee by Shareholders), will be filled by vote of a majority of the remaining Trustees.

          Pursuant to the Declaration of Trust, the Board of Trustees is divided into three classes of Trustees. The initial terms of the first, second and third class will expire in 1999, 2000 and 2001, respectively. At each succeeding Annual Meeting of Shareholders beginning in 1999, Shareholders will elect, by a plurality of all votes entitled to be cast, Trustees for a term of three years to succeed the Trustees whose terms are expiring. ACPT believes that classification of the Board of Trustees will help to assure the continuity and stability of ACPT's business strategies and policies. Holders of Common Shares will have no right to cumulative voting in the election of Trustees.

          The classified board provisions could have the effect of making the replacement of incumbent trustees more time consuming and difficult. At least two Annual Meetings of Shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Trustees. The staggered terms of Trustees may reduce the possibility of a tender offer or an attempt to change control of ACPT or other transaction that might involve a premium price for holders of Common Shares, even though a tender offer, change of control or other transaction might be in the best interest of the Shareholders.

INDEPENDENT TRUSTEES.

          ACPT's Declaration of Trust requires that no fewer than two of the members of the Board of Trustees must not be employees of ACPT or any affiliated company or a member of the Wilson Family.

REMOVAL OF TRUSTEES.

          The Declaration of Trust provides that a Trustee may be removed for cause upon the affirmative vote of a majority, and for any reason upon the affirmative vote of two-thirds, of the votes entitled to be cast in the election of Trustees. Any vacancy created by removal of a Trustee will be filled by vote of the Shareholders.

REQUIRED MINIMUM DISTRIBUTIONS.

          Under the Declaration of Trust, ACPT is required to make minimum annual distributions to Shareholders such that the minimum aggregate amount of all distributions made each year will equal 45% of the net taxable income allocated to Shareholders in such year, provided that the amount of the required minimum distribution will be reduced by the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains. The minimum distribution may consist of cash dividends and/or distributions of other property.

SUPERMAJORITY VOTING.

          Generally, a majority of the votes entitled to be cast by Shareholders is necessary to approve matters submitted to a vote of Shareholders other than the election of Trustees, which requires a plurality vote. However, ACPT's Declaration of Trust provides that a vote of two-thirds of all the Shareholder votes entitled to be cast on the matter is required to approve the following matters: (a) the revocation of ACPT's election to be taxed as a partnership; (b) the removal of Trustees other than for cause; (c) the amendment of the Declaration of Trust; and (d) the dissolution of ACPT. As permitted by the Maryland Trust Law, the Declaration of Trust contains a provision permitting the Board of Trustees, without any action by the Shareholders, to amend the Declaration of Trust to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of any class of shares of beneficial interest that ACPT has authority to issue.

BUSINESS COMBINATIONS.

          The provisions of the Maryland General Corporation Law (the "MGCL") governing certain types of business combinations (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) (a "Business Combination"), which also apply to real estate investment trusts formed under the Maryland Trust Law such as ACPT, prohibits certain Business Combinations between a Maryland investment trust and either (i) any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the trust's shares or is an affiliate of the trust who beneficially owned ten percent or more of the voting power of the outstanding trust shares within the two-year period prior to the date in question (an "Interested Shareholder") or (ii) an affiliate of such an Interested Shareholder for five years after the most recent date on which the Interested Shareholder became an Interested Shareholder. Any Business Combination thereafter must be recommended by the board of trustees of such trust, and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by outstanding voting shares of the trust and (b) two-thirds of the voting shares entitled to be cast by holders of voting shares of the trust other than shares held by the Interested Shareholder or an affiliate of an Interested Shareholder, who will be a party to the Business Combination. Such recommendation and approval is not necessary where the trust's common shareholders receive a minimum price per share (as defined in the MGCL) for their trust shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for its shares. These provisions of the MGCL do not apply, moreover, to Business Combinations that are approved or exempted by a trust's board of trustees prior to the time that the
Interested Shareholder becomes an Interested Shareholder.   The Business
Combination statute permits an investment trust to elect not to be governed by its provisions. However, ACPT's Board of Trustees does not intend to elect not be governed by the Business Combination provisions of the MGCL.

CONTROL SHARE ACQUISITIONS.

          The provisions of the MGCL which govern certain acquisitions of Control Shares (as defined below), which also apply to real estate investment trusts formed under the Maryland Trust Law such as ACPT, provides that Control Shares of a Maryland investment trust acquired in a Control Share Acquisition (as defined below) have no voting rights except to the extent approved by the affirmative vote of two-thirds of the shares entitled to vote on the matter, excluding shares of beneficial interest owned by the acquiror, or by officers or trustees employed by the trust. "Control Shares" are defined by the MGCL as voting shares of beneficial interest (which, in the case of ACPT would include Common Shares) that, if aggregated with all other such shares of beneficial interest previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing trustees within one of the following ranges of voting power:
(i) one fifth or more but less than one-third of all voting power, (ii) one-third or more but less than a majority of all voting power, or (iii) a majority or more of all voting power. Control Shares include shares of the trust only to the extent that the acquiror is entitled to exercise or direct the exercise of voting power. A "Control Share Acquisition" is defined by the MGCL as the acquisition of Control Shares, subject to certain exceptions.

          A person who has made or proposes to make a Control Share Acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of trustees of the trust to call a special meeting of shareholders to be held within 50 days of the demand to consider the voting rights of the shares. If no request for a meeting is made, the trust may itself present the question for consideration at any shareholders meeting.

          If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by statute, then the trust may redeem any or all of the Control Shares (except those for which voting rights, at its option, previously have been approved) for fair value determined as of the date of the last Control Share Acquisition by the acquiror or of a special shareholder meeting held to consider the voting rights to be accorded such shares, without regard to the absence of voting rights for the Control Shares. If voting rights for Control Shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the Control Share Acquisition.

          The Control Share statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the trust is a party to the transaction or (b) to acquisitions approved or exempted by the declaration of trust or bylaws of the trust.

          The Control Share statute permits an investment trust to elect not to be governed by its provisions. However, ACPT's Board of Trustees does not intend to elect not be governed by the Control Share provisions of the MGCL. In addition, the restriction on ownership of Common Shares set forth in ACPT's Declaration of Trust also would restrict the ability of any person to engage in a Control Share Acquisition with respect to the Common Shares.

AMENDMENT OF DECLARATION OF TRUST AND BYLAWS.

          The Declaration of Trust may only be amended upon the affirmative vote of two-thirds of all of the votes entitled to be cast on any such proposed amendment. In addition, the Declaration of Trust may be amended by the Board of Trustees, without Shareholder approval to conform the Declaration of Trust to the Maryland Trust Law. ACPT's Bylaws may be amended or altered exclusively by the Board of Trustees.

LIMITATION OF LIABILITY AND INDEMNIFICATION.

          The Maryland Trust Law permits a Maryland investment trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except where
(a) it is proved that the person actually received an improper benefit or profit in money, property or services, or (b) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding material to the cause of action that the person engaged in active and deliberate dishonesty. The Declaration of Trust of ACPT contains such a provision that limits liability to the maximum extent permitted by Maryland law.

          The Declaration of Trust and Bylaws of ACPT also obligate it, to the maximum extent permitted under Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any present or former Trustee or officer who is made a party to the proceeding by reason of his service in that capacity and (b) any individual who, while a Trustee of ACPT and at the request of ACPT, serves or has served another investment trust corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a trustee, director, officer or partner and who is made party to the proceeding by reason of his service in that capacity, against any claim or liability to which he may become subject by reason of such status. The Declaration of Trust and Bylaws also permit ACPT to indemnify and advance expenses to any person who served a predecessor of ACPT in any of the capacities described above and to any employee or agent of ACPT or a predecessor of ACPT. The Bylaws require ACPT to indemnify each Trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity.

          The Bylaws of ACPT require it, as a condition to advancing expenses, to obtain (a) a written affirmation by the Trustee or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by ACPT as authorized by the Bylaws and (b) a written statement by or on his behalf to repay the amount paid or reimbursed by ACPT if it shall ultimately be determined that the standard of conduct was not met.

          The Maryland Trust Law permits a Maryland investment trust to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as permitted under the MGCL for directors and officers of Maryland corporations. The MGCL authorizes a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service unless it is established that (a) the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) the director or officer in the case of any criminal proceeding had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation, however, may not indemnify a director or officer for an adverse judgment in a suit brought by or on behalf of the corporation.

DISSOLUTION OF ACPT.

          Pursuant to ACPT's Declaration of Trust, ACPT may be dissolved upon the affirmative vote of two-thirds of all of the votes entitled to be cast on such matter.

POSSIBLE ANTI-TAKEOVER EFFECT OF CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE DECLARATION OF TRUST AND BYLAWS.

          The Control Share and Business Combination provisions of the MGCL and the provisions of ACPT's Declaration of Trust relating to classification of the Board of Trustees, the removal of Trustees, restrictions on ownership of Common Shares, and the ability of the Board of Trustees to prescribe the terms of and issue Preferred Shares could have the affect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for holders of Common Shares or otherwise be in their best interest.

MARYLAND ASSET REQUIREMENTS.

          The Maryland Trust Law pursuant to which ACPT was formed requires at least 75% of the value of ACPT's assets to be held, directly or indirectly, in real estate assets, mortgages or mortgage related securities, government securities, cash and cash equivalent items, including high-grade short term securities and receivables. The Maryland Trust Law also prohibits ACPT from using or applying land for farming, agricultural, horticultural or similar purposes.

             COMPARATIVE RIGHTS OF IGC UNITHOLDERS AND SHAREHOLDERS

GENERAL.

          IGC is a limited partnership formed under the Delaware Act and ACPT is organized as a real estate investment trust under the Maryland Trust Law that will be taxable as a partnership. The discussion of the comparative rights of IGC Unitholders and Shareholders of ACPT set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland Trust Law, the Delaware Act, the Partnership Agreement of IGC and the Declaration of Trust and Bylaws of ACPT. Copies of these documents have been filed as exhibits to the Registration Statement of which this Information Statement/Prospectus is a part.

MANAGEMENT.

          The Partnership Agreement of IGC provides that, with certain limited exceptions, the Managing General Partner of IGC (which currently is IGMC) has exclusive discretion to manage and control the business and affairs of IGC. The Managing General Partner may be removed upon the affirmative vote of more than fifty percent of the IGC Unitholders. The IGC Unitholders do not have any right to elect the directors of the Managing General Partner.

          The Declaration of Trust of ACPT provides that the management and control of the business and affairs of ACPT are vested in its Board of Trustees which is elected by the Shareholders. The Declaration of Trust of ACPT provides for a classified Board consisting of three classes as nearly equal in number as possible. At each Annual Meeting of Shareholders, one class of Trustees will be elected for a term of three years. Trustees may be removed for cause upon a majority vote, and for any reason by a two-thirds vote, of the Shares entitled to vote in the election of Trustees. Vacancies created by removal will be filled by Shareholder vote. Any other vacancy will be filled by a majority of the Board of Trustees remaining in office.

REQUIRED MINIMUM DISTRIBUTIONS

          Under the Partnership Agreement, IGC generally is required to make annual cash distributions to IGC Unitholders equal to 55% of the net taxable income (as defined in the Partnership Agreement) allocated to such IGC Unitholders for such year.

          Under the Declaration of Trust, ACPT is required to make minimum annual distributions to Shareholders such that the minimum aggregate amount of all distributions made each year will equal 45% of the net taxable income allocated to Shareholders in such year, provided that the amount of the required minimum distribution will be reduced by the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains. The minimum distribution may consist of cash dividends and/or distributions of other property.

VOTING RIGHTS.

          Under the Partnership Agreement of IGC, IGC Unitholder approval by majority vote is required for (i) sale of all or substantially all of the assets of IGC, (ii) merger or consolidation, and (iii) certain amendments to the Partnership Agreement, including issuances of additional limited partnership interests. The Managing General Partner has the exclusive authority to issue IGC Units without limitation as to amount.

          In addition, certain actions including actions that would cause loss of limited liability, treatment of IGC as a corporation for tax purposes, or, except in the case of merger or dissolution, delisting of IGC Units from any national securities exchange require a unanimous vote of IGC Unitholders.

          Under the Declaration of Trust of ACPT, Shareholders have voting rights with respect to (i) termination of partnership tax status, (ii) the election and removal of Trustees; (iii) amendments of the Declaration of Trust,
(iv) the merger or consolidation of ACPT or the sale of substantially all of ACPT's assets; and (v) the dissolution of ACPT; and (vi) such other matters with respect to which the Board of Trustees may deem to require a Shareholder vote. Each Common Share entitles its holder to cast one vote on all matters presented generally to the Shareholders.

MEETINGS.

          The Partnership Agreement of IGC does not provide for annual meetings of the IGC Unitholders.

          The Declaration of Trust of ACPT and the Maryland Trust Law require that an Annual Meeting of Shareholders be duly held. The Bylaws of ACPT also provide for the calling of special meetings under certain circumstances.

AMENDMENT OF DECLARATION OF TRUST, BYLAWS AND PARTNERSHIP AGREEMENT.

          Under the Partnership Agreement, holders of IGC Units representing at least 10% of the outstanding limited partnership interests may propose amendments to the Partnership Agreement. Any proposed amendments require a majority vote, except for amendments which (i) would adversely affect in any material aspect the rights of the IGC Unitholders to exercise any right granted to the Assignor Limited Partner by the Delaware Act (such as the right to maintain a derivative action, the right to exercise voting power, and the right to inspect and photocopy IGC's books and records) and assigned to the IGC Unitholders, (ii) would result in the loss of limited liability of the

Limited Partners or IGC Unitholders, (iii) would cause IGC to be treated as an "association" taxable as a corporation for purposes of federal income taxation, or (iv) would result in the delisting of the IGC Units by any securities exchange on which the IGC Units are traded; all of which require unanimous approval. In addition, any amendment that would reduce the minimum cash distributions that IGC is required to make must be approved by a two-thirds vote of IGC Unitholders.

          The Declaration of Trust of ACPT may only be amended by the affirmative vote of two-thirds of the outstanding Common Shares. The Bylaws of ACPT may be amended exclusively by majority vote of the Board of Trustees.

LIMITED LIABILITY.

          Under the Partnership Agreement, unless an IGC Unitholder participates in the control of the business or in certain other limited circumstances, it will not be responsible for the liabilities of IGC.

          The personal liability of the Shareholders of ACPT is limited to the fullest extent permitted from time to time by Maryland law. However, certain jurisdictions may not recognize limitations on personal liability of Shareholders to the extent such claims are not satisfied by ACPT. The Board of Trustees believes that any risk of personal liability would generally be limited to situations in which ACPT's public liability insurance coverage would be insufficient to satisfy claims.

DISSOLUTION OF THE PARTNERSHIP AND ACPT.

          Under the Partnership Agreement, dissolution of IGC requires the consent of a majority of the IGC Unitholders.

          Under the terms of the Declaration of Trust of ACPT, the Shareholders may compel the dissolution of ACPT by the affirmative vote of two-thirds of the votes entitled to be cast.

LIQUIDATION RIGHTS.

          Under the Partnership Agreement, IGC Unitholders share ratably in accordance with their percentage interests in any assets remaining after satisfaction of obligations to creditors and any liquidation preferences of preferred units.

          In the event of liquidation of ACPT, the holders of Common Shares would be entitled to share ratably in any assets remaining after satisfaction of obligations to creditors and any liquidation preferences on any series of Preferred Shares that may then be outstanding.

LIMITATIONS OF LIABILITY OF GENERAL PARTNERS AND TRUSTEES.

          The Partnership Agreement of IGC sets certain limits on the liability of the General Partners and their affiliates to IGC and the IGC Unitholders.

          The Declaration of Trust of ACPT provides that Trustees shall not be liable to ACPT or the Shareholders for losses sustained or liabilities incurred as a result of any acts or omissions of the Board of Trustees if the conduct of the applicable person did not constitute active and deliberate dishonesty as adjudicated by a court of competent jurisdiction, or if the Trustee actually received an improper benefit or profit in money, property or services.

INDEMNIFICATION.

          The Partnership Agreement of IGC indemnifies the General Partners and their affiliates under certain circumstances.

          The Declaration of Trust and Bylaws of ACPT provides that ACPT will indemnify present and former Trustees and officers to the maximum extent permitted by Maryland law.

OWNERSHIP LIMITATIONS.

          There is no limitation on the number of IGC Units that any Unitholder may own. In order to maintain the REIT status of American Rental, no Shareholder (except certain existing IGC Unitholders) may own more than 2% of the outstanding Common Shares.


                                 LEGAL MATTERS

          The validity of the issuance of the Common Shares being offered hereby will be passed upon for ACPT by Covington & Burling. The federal income tax consequences in connection with the Restructuring will be passed upon for ACPT by Covington & Burling and the Puerto Rico income tax consequences in connection with the Restructuring will be passed upon for ACPT by Fiddler, Gonzalez & Rodriguez LLP.

                                    EXPERTS

          The combined balance sheets of ACPT as of December 31, 1996 and 1995, the related combined statements of income and cash flows for each of the three years in the period ended December 31, 1996, included in this Information Statement/Prospectus and elsewhere in the Registration Statement have been audited by

Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the reports of said firm and upon the authority of said firm as experts in accounting and auditing in giving said reports.

                                  APPRAISALS

          IGC has obtained appraisals of certain land assets being transferred to ACPT and certain land assets that will be retained by IGC following the Restructuring. The appraisal reports (the "Appraisal Reports") prepared for these properties have been included as exhibits to the Registration Statement of which this Information Statement/Prospectus is a part. The following discussion is qualified in its entirety by reference to such Appraisal Reports.

PROPERTIES RETAINED BY IGC.

     Brandywine Village, Brandywine, MD.
     ----------------------------------

          SCA is the general partner of, and holds a 50% interest in, Brandywine Investment Associates, L.P., which owns Brandywine Village, a 277 acre tract of land in Brandywine, Prince George's County, Maryland. The property was acquired in 1985 and comprises two approved comprehensive design zones that permit residential, retail commercial, office commercial and light industrial uses.
The Gatewood Company, Inc. ("Gatewood") appraised the property on June 30, 1997 as having a total undiscounted prospective value of $11,900,000, which, when discounted to present "as is" market value, produced an estimated market value of $8,885,000 as of June 9, 1997. Pursuant to the terms of the partnership agreement, SCA is entitled to a recovery of its advances, a priority return and 50% of the remaining cash flow. Accordingly, IGC's indirect 50% interest in the Brandywine property has an appraised "as is" value of $4,442,500 as of June 9, 1997.

          Gatewood employed the sales comparison approach to calculate present "as is" market value whereby value is determined by comparison of sales of reasonably similar properties to the subject properties. Gatewood also assumed that final approvals for the construction of 234 lots and a local access road would be obtained by developers within one year. Five separate property components were identified by Gatewood based on applicable zoning restrictions:
8.53 acres commercial; 64.74 acres medium density residential; 7.87 acres high density residential; and 46 acres office/light industrial. The Sales Comparison Approach produced an aggregate undiscounted value of $11,900,000, which was then discounted to a present "as is" market value of $ 8,885,000 to reflect the time and costs required to support marketability, e.g., local infrastructure, and a 10% discount rate.

     Southlake at Montclair Subdivisions Section S-7 & Section S-4, Dumfries,
     ------------------------------------------------------------------------
VA.
--
          Section S-7 of Southlake at Montclair Subdivision consists of 13.189 acres of land located along the west side of South Lake Boulevard at its intersection with Higgins Drive in the Southlake Montclair planned community in Dumfries, Virginia. Section S-4 of Southlake at Montclair Subdivision consists of 77 raw, recorded townhouse lots located along the east side of South Lake Boulevard north of its intersection with Waterway Drive in the Southlake Montclair planned community in Dumfries, Virginia. NBValuation Group, Inc. ("NBV") appraised Section S-4 as having a total undiscounted prospective value of $1,925,000, which, when discounted to present "as is" market value, produced an estimated market value of $620,000 as of May 12, 1997. NBV appraised Section S-7 as having a total undiscounted prospective value of $2,544,000, which, when discounted to present "as is" market value, produced an estimated market value of $954,000 as of May 12, 1997.

          NBV employed the developmental or anticipated use method whereby the present "as is" market value of property is based on an estimate of the gross sell-out of the subject lots on a finished, retail basis. The total of all direct and indirect costs necessary to complete the land development required in order to market the finished lots on a retail basis, in addition to all holding period expenses that may reasonably be anticipated in connection with the development and marketing process, are deducted from the estimated sale proceeds. Further, the methodology takes into account absorption, related holding period costs and anticipated profit. NBV assumed that Section S-7 would yield 53 finished single-family lots, and that Section S-4 would produce 77 finished townhouse lots.

     Westbury, Phase II (S) 2, Lexington Park, MD.
     --------------------------------------------

          Westbury, Phase II Section II comprises 26.992 acres of undeveloped land off the north side of Pegg Road and Westbury Boulevard West in Lexington Park, Maryland. Brick House Realty, Inc. ("Brick House") appraised the property on May 30, 1997 as having a total undiscounted prospective market value of $1,632,000 based on a proposed 51-lot subdivision on the property. Brick House discounted this figure to a present "as is" market value of $348,813 as of May 20, 1997. Brick House, on request, further appraised the property as recorded but undeveloped "paper lots" to be worth $678,000, and the value of the subject property "as is" raw land to be worth $250,000.

          Brick House employed the sales comparison approach discussed above to determine present "as is" market value of the subject property. Brick House estimated an average of $32,000 per lot for the 51 potential lots determined from comparison to sales of reasonably similar type properties in the area. Brick House calculated an aggregate prospective market value of $1,632,000, which was then discounted to $348,813 to reflect the time expected to sell all lots, the carrying cost during the sellout period, the marketing expense, developer's profit, other completion costs, and a 13% discount rate.

     Pomfret Property, Waldorf, MD.
     ------------------------------

          The Pomfret Property comprises 812.2 acres of land designated for residential low density development located on the southern and northern sides of Pomfret Road. The total assemblage is broken down into a Northern Section, which contains 202.79 acres, and the Southern Section, which contains 609.38 acres. Smail Associates, Inc. ("Smail") appraised the property on February 14, 1997 as having a present "as is" market value of $3,248,800 as of December 31, 1996.

          Smail used the sales comparison approach using the most comparable date to arrive at a projected "as is" market value estimate per land use for the Pomfret Property. Under this approach, recent sales of similar properties are analyzed and each sale adjusted to reflect pertinent dissimilarities with the subject property, including cash equivalency, market conditions, and other factors warranting adjustment. Smail then calculated the net present value of the projected income stream over the estimated lot sellout period based on the retail value of finished lots, the projected absorption of finished lots, and deductions representing the installation of infrastructure, costs of sales, administrative costs, real estate taxes and an appropriate entrepreneurial profit. Smail concluded that development of these parcels was not feasible at that time and that the property should be held over for future development. Smail, after making the appropriate adjustments, valued each acre at $4,000 to yield an aggregate "as is" market value of $3,250,000 for the entire Pomfret Property.

PROPERTIES TRANSFERRED TO ACPT.

     Parque Escorial Planned Community, San Juan/Carolina, Puerto Rico.
     ------------------------------------------------------------------

          Parque Escorial consists in its entirety of 439.79 cuerdas, or 431 acres, located south of 65th Infantry Avenue and Ramal Este Avenue in the Sabana Llana and San Anton Wards of the municipalities of San Juan and Carolina, Puerto Rico. Robert F. McCloskey Associates ("McCloskey Associates") appraised the value of 204.28 cuerdas, or 198.15 acres, of saleable land of Parque Escorial as of November 15, 1996, the effective date of the appraisal report, to be worth $35,900,000 as of December 1, 1996.

          McCloskey Associates employed the sales comparison approach, described above, to determine the "as is" market value of the 198.15 acres of Parque Escorial property under development. McCloskey Associates assumed the completion of all infrastructure and facilities planned in connection with the subject property and all approvals and endorsements for the development. McCloskey Associates valued the Parque Escorial property based on an existing five phase construction plan: Phase I - commercial center & service commercial; Phase II, III and V - residential; and Phase IV - office park/commercial. McCloskey Associates calculated the "as is" market value of the subject property, inclusive of development, financing and sales costs, to be $18,400,000 for Phase I and IV and $25,100,000 for Phase II, III, and future development. Applying the necessary discount for present value considerations, McCloskey Associates determined the present "as is" market value of the subject property to be $35,900,000.

     Canovanas Property, Canovanas, Puerto Rico.
     -------------------------------------------

          The Canovanas Property consists of 559.71 cuerdas, or 542.92 acres, of undeveloped property located south of State Road No. 3 Km. 16.2 in Canovanas, Puerto Rico. The subject land comprises three contiguous parcels surrounding the El Comandante-racetrack. McCloskey Associates appraised Canovanas Property on July 2, 1995 as having a present "as is" value of $6,100,000 as of June 30, 1995.

          McCloskey Associates used the sales comparison approach to calculate the present "as is" market value of the subject property based on its present R-I (low density residential) zoning and verified financing terms and sales conditions of comparable properties, and then adjusted its calculations to reflect the characteristics of the subject property. McCloskey Associates assessed the subject property as comprised of three separate parcels. The adjusted comparable sales of each parcel were then reconciled into a single value estimate for the entire subject property. The aggregate prospective market value of the parcels was calculated to be $10,525,000. Discounting the prospective market value of the subject property to present "as is" market value, McCloskey Associates calculated the value of the subject property to be $6,100,000. McCloskey Associate's report does not address the development of this property as an entertainment complex as presently envisioned.

     Smallwood Village, Westlake Village, Wooded Glen, and Piney Reach of the
     ------------------------------------------------------------------------
St. Charles Planned Unit Development and Surrounding Environs, St. Charles, MD.
-------------------------------------------------------------------------------

          The subject property consists of remnant parcels in two completed villages and two undeveloped villages, Wooded Glen and Piney Reach, in the St. Charles PUD, and various surrounding environs including the Middletown Property that were subsequently sold. The subject property comprises residential land that includes finished lots, raw recorded lots, and raw acreage; industrial land that includes finished sites and raw land; and commercial land. Wooded Glen and Piney Reach total 3,079 acres, for which 10,000 residential units are planned. The Middletown Property consists of 374 acres situated on the west side of Middletown Road. Smail appraised the property on February 14, 1997 as having an "as is" present market value of $40,835,000 as of December 31, 1996.

          Smail employed the sales comparison approach to estimate the retail value of finished single-family and townhouse lots, an apartment site on the subject property, all raw acreage, and commercial and industrial land parcels. Smail applied the subdivision analysis method to calculate the "as is" market value of 60 finished single-family lots in the Dorchester Neighborhood of Westlake Village, 98 remaining townhouse lots in Huntington Ridge, and finished industrial and commercial sites on the subject property. The subdivision analysis approach is a hybrid of the cost, sales comparison and income approaches to valuation in which the present value of the property is estimated by projecting periodic income from the sale of finished lots, subtracting land development, sales, carrying costs, and profit, and discounting the resultant periodic cash flows to provide an indication of present value. For purposes of its appraisal, Smail identified the subject property according to whether it was residential, industrial or commercial land.

          Smail appraised 60 finished lots in the Dorchester Neighborhood based on sales prices for comparable units ranging from $35,672 to $48,000 per lot. Smail Associates appraised the finished Huntington Ridge townhouse units as having a $32,000 finished lot value based on comparable sales. Discounting the prospective market price to present "as is" market value,

     Fairway Village (Residential), St. Charles MD.
     ----------------------------------------------

          Fairway Village (Residential) consists of approximately 1,287 acres of land containing a total of 3,346 residential units to be developed in five stages containing 837 townhouse units, 922 large single-family lots, 499 medium single-family lots, 252 small single-family lots, and 836 apartment units located on the east and west sides of St. Charles Parkway near its southern terminis at White Plains Regional Park in Waldorf, Maryland. James B. Hooper, P.A. ("Hooper") appraised the property on May 25, 1997 as having an aggregate "as is" present market value of $19,263,000 as of that date.

          Hooper employed the market data approach, a variant of the sales comparison approach, whereby the appraiser analyses recent sales of similar properties to estimate the value of the apartment units on the subject property. The relevant sales are then adjusted for dissimilarities between sale properties and the subject property to arrive at an indication of value. Using this approach, Hooper determined the apartment units to have an overall gross retail value of $7,524,000, which was discounted to present "as is" market value of $3,014,000. Hooper used the market data approach to calculate the value of the 837 townhouse units on the subject property to be $11,300,000. This figure was then discounted to an "as is" present market value of $4,888,000 to reflect a 16-year absorption period, sales expenses, and soft costs. Applying the same methodology, Hooper appraised the gross retail value of the single-family detached residence units to be $31,308,000, which was then discounted to an "as is" present market value of $11,361,000. Accordingly, Hooper calculated the total aggregate "as is" market value of the subject property to be $19,263,000.

     Fairway Village (Commercial), St. Charles.
     -----------------------------------------

          Fairway Village (Commercial) consists of approximately 38 acres of land, more or less within the Sheffield and Gleneagles Neighborhoods, that has been designated for commercial, office, and business usage within the Fairway Village Neighborhood. Hooper appraised the property as having an aggregate "as is" present market value of $3,960,000 as of October 31, 1997.

          Hooper used the market data approach discussed above to determine the value of the subject property. Relying on sales of comparable properties, and then adjusting the data to reflect relevant dissimilarities with the subject property, Hooper estimated the gross retail value of the property to be $8,276,000. Hooper then discounted the gross retail value based on an initial 3-year carrying period and an anticipated 4-year absorption period once sales commence. Hooper employed a discount factor of 14% for the 3-year holding period, which, along with a discount for the absorption period, generated an "as is" market value of $3,960,000.

GENERAL.

          The appraisers of the properties described above generally made a number of assumptions, including that the title was marketable and that the properties were free and clear of all liens and encumbrances (except certain mortgages thereon), and in compliance with applicable building, environmental, zoning and similar laws. In preparing their Appraisal Reports, the appraisers relied upon operating, financial and other information provided by IGC and other sources.

          Care should be exercised in evaluating the conclusions of the Appraisal Reports. An appraisal is only an estimate of value and should not be relied upon as a measure of realizable value. As with any appraisal, methods and assumptions used by the appraisers in preparing the Appraisal Reports were those that the appraisers, in their professional judgment, concluded were appropriate. There can be no assurance, however, that such assumptions will materialize or that other or different methods or assumptions might not be appropriate. Moreover, the current appraised value of the property is not a prediction of the value that the property may have at any time in the future. Future values of property will depend on a variety of factors, including the economic success of the property, the impact of inflation on property values, local competitive circumstances and general economic conditions.

                            REPORTS TO SHAREHOLDERS

     ACPT will furnish to each Shareholder of record, within 90 days of the close of each fiscal year, an annual report containing information substantially as submitted by ACPT to the SEC on its annual report on Form 10-K, including a report of the activities of ACPT and a statement showing any cash from operations or proceeds of capital transactions distributed or to be distributed in respect of such fiscal year. Such annual report also will contain certain financial statements of ACPT for such fiscal year, including a balance sheet and statements of income, [partners' equity,] and changes in financial position, each of which will be audited by a nationally recognized firm of independent public accountants. In addition, within 45 days after the end of each fiscal quarter (except the fourth quarter), ACPT will furnish to each Shareholder of record a quarterly report containing information substantially as submitted by ACPT to the SEC on its quarterly report on Form 10-Q, including an unaudited balance sheet and statements of income and changes in financial position. Each such annual and quarterly report also will include a statement setting forth (i) any transactions between IGC and ACPT, or any affiliate of either of them; (ii) the amount of any fees, commissions, compensation and other remuneration paid or accrued to ACPT; and (iii) a description of any services rendered to IGC by ACPT, or any affiliate of either of them. The financial information contained in all such reports will be prepared on the accrual basis of accounting in accordance with generally accepted accounting principles and, where appropriate, will include a reconciliation to information furnished to Shareholders for tax purposes.

     Within 75 days after the close of each taxable year, ACPT will furnish to each Shareholder of record information required for federal and state income tax reporting purposes. Such information will be furnished in summary form so that certain complex calculations normally required of partners can be avoided. ACPT's ability to furnish such summary information may depend on the cooperation of Shareholders in supplying certain information to ACPT.

                                   GLOSSARY

          The meanings of certain capitalized and specialized terms used in this Prospectus are set forth below. Terms defined in the singular form shall similarly refer to the plural and vice versa.

          "ACMs" means asbestos-containing materials.

          "ACPT" means American Community Properties Trust, a Maryland real estate investment trust formed under the Maryland Trust Law.

          "ADA" means the Americans with Disabilities Act of 1990.

          "AFH" means American Family Homes, Inc., a Delaware corporation.

          "American Housing" means American Housing Properties, L.P., a Maryland limited partnership.

          "American Land" means American Land Development US, Inc., a Maryland corporation.

          "American Management" means American Rental Management Company, a Delaware corporation and the property manager for the properties owned by American Rental.

          "American Rental" means American Rental Properties Trust, a Maryland real estate investment trust.

          "AMEX" means the American Stock Exchange.

          "Appeals Court" means the U.S. Court of Appeals for the Fourth
Circuit.

          "Approval Date" means                   , 1997.

          "Asset Transfers" means the transfers of IGC's principal operations and assets to ACPT.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission.

          "Common Shares" means the common shares of beneficial interest of ACPT.

          "Consent" means the form of Written Consent of the IGC Unitholders for the authorization and approval of the Restructuring.

          "County" means Charles County, Maryland.

          "County Commissioners" means the County Commissioners of Charles County, Maryland.

          "Distribution" means the distribution of all of the Common Shares of ACPT to the partners of IGC including the IGC Unitholders.

          "EDGAR" means the Commission's Electronic Data Gathering and Retrieval program.

          "Equus" means Equus Gaming Company L.P., a Virginia limited partnership.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

          "Escorial Builders" means Escorial Builders Associates S.E., a Puerto Rico partnership principally engaged in the construction of condominiums.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "FHA" means the Federal Housing Administration.

          "HDA" means Housing Development Associates S.E., a Puerto Rico special partnership.

          "HUD" means the United States Department of Housing and Urban Development.

          "IBC" means Interstate Business Corporation, a Delaware corporation and a general partner of IGC.

          "IGC" means Interstate General Company, L.P., a Delaware limited partnership.

          "Restructuring" means the series of transactions in which ACPT will succeed to substantially all of the community development, homebuilding, rental apartment and management services businesses of IGC and certain of its affiliates.

          "IGC Unit" means a Class A unit of beneficial interest in IGC.

          "IGC Unitholder" means a holder of IGC Units.

          "IGMC" means Interstate General Management Corporation, a Delaware corporation and the managing general partner of IGC.

          "IGP" means Interstate General Properties L.P., a Maryland limited partnership.

          "Independent Trustees" means members of the Board of Trustees of ACPT who are not employees of ACPT or any affiliated company or members of the Wilson Family.

          "IRS" means the Internal Revenue Service.

          "IWT" means Interstate Waste Technologies, Inc., a Delaware corporation.

          "LDA" means Land Development Associates S.E., a Puerto Rico partnership.

          "Liquidation" means the liquidation of IGC if it is delisted from either the AMEX or the PSE as a result of the Restructuring.

          "Majority Vote" means the vote or consent of the holders of IGC Units representing a majority of all issued and outstanding IGC Units entitled to vote.

          "Maryland Trust Law" means Article 8 of the Maryland Corporations and Associations Law.

          "MGCL" means Maryland General Corporation Law.

          "Parque Escorial" means the planned community of Parque Escorial located approximately six miles from the central business district in San Juan, Puerto Rico.

          "Plan" means a pension, profit-sharing, employee benefit, or retirement plan, or individual retirement account under ERISA.

          "Plan Asset Regulations" means regulations of the Department of Labor that define the assets of a Plan under ERISA.

          "Planning Commission" means the Charles County Planning Commission.

          "Preferred Shares" means preferred shares of beneficial interest in ACPT, par value $0.01 per share.

          "Puerto Rico Apartment Partnerships" means the 14 Puerto Rico apartment partnerships in which IGP holds partnership interests.

          "Registration Statement" means the Form S-4 Registration Statement filed by ACPT with the Commission.

          "Regulations" means Regulations of the Treasury Department interpreting the Code.

          "REIT" means a real estate investment trust within the meaning of
Section 856 of the Code.

          "Securities Act" means the Securities Act of 1933, as amended, and applicable regulations thereunder.

          "St. Charles" means the planned community in Charles County, Maryland, that has been under development by IGC and its predecessors since 1968.

          "State Finance Agencies" means the FHA, or housing finance agencies in Puerto Rico, Washington, D.C., Virginia or Maryland.

          "U.S. Apartment Partnerships" means the 13 investment apartment properties in which IGC holds partnership interests that will be transferred to American Rental under the Restructuring.

          "U.S. Attorney" means the U.S. Attorney for the District of Maryland.

          "Wetlands" means (following the definition in the U.S. Army Corps of Engineers regulations) areas saturated by surface or ground water sufficient to support vegetation typically adapted for life in saturated soil conditions. Wetlands generally include swamps, marshes, bogs and similar areas.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Unitholders of Interstate General Company L.P.:

     We have audited the accompanying combined historical balance sheets (as defined in Note 1 to the combined historical financial statements and referred to as "American Community Properties Trust") of assets and liabilities to be transferred by Interstate General Company L.P. and subsidiaries to American Community Properties Trust (a Maryland investment trust) and subsidiaries as of December 31, 1996 and 1995, and the related combined historical statements of income and cash flows for each of the three years in the period ended December 31, 1996. These combined historical financial statements are the responsibility of the management of American Community Properties Trust. Our responsibility is to express an opinion on these combined historical financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying combined historical statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Form S-4 of American Community Properties Trust), as described in Note 1, and are not intended to be a complete presentation of the financial position, results of operations or cash flows of Interstate General Company L.P.

     In our opinion, the combined historical financial statements referred to above present fairly, in all material respects, the financial position of American Community Properties Trust as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accounting principles.



ARTHUR ANDERSEN LLP

Washington, D.C.
November 14, 1997

                      AMERICAN COMMUNITY PROPERTIES TRUST
                         COMBINED STATEMENTS OF INCOME
                                (In thousands)

                                               Six Months Ended
                                                   June 30,          Year Ended December 31,
                                              --------------------------------------------------
                                                1997      1996      1996      1995       1994
                                              --------  --------  --------  ---------  ---------
                                                 (unaudited)
REVENUES
  Community development-land sales
      to non-affiliates                       $ 2,497   $ 3,033   $ 3,608    $11,333    $19,523
      to affiliates                             3,070     6,706    10,066      4,108      1,645
  Equity in earnings from partnerships
    and developer fees                            650    15,796    16,643      2,693      5,038
  Rental property revenues                      4,300     3,240     7,577      4,642      4,537
  Management and other fees, substantially
    all from related entities                   2,269     3,270     4,816      3,894      3,507
  Interest and other income                       415       535       982        693        649
                                              -------   -------   -------    -------    -------
      Total revenues                           13,201    32,580    43,692     27,363     34,899
                                              -------   -------   -------    -------    -------

EXPENSES
  Cost of land sales                            3,459     6,624     9,378      7,801     12,934
  Selling and marketing                            64       107       226        131        109
  General and administrative                    3,252     3,950     6,810      6,769      6,619
  Interest expense                              1,900     2,902     4,433      4,263      4,337
  Rental properties operating expense           1,768     1,401     3,245      1,695      1,724
  Depreciation and amortization                   941       576     1,726        841        843
  Write-off of deferred project costs               6        --       321         --         --
                                              -------   -------   -------    -------    -------
      Total expenses                           11,390    15,560    26,139     21,500     26,566
                                              -------   -------   -------    -------    -------

INCOME BEFORE PROVISION FOR INCOME
  TAXES AND MINORITY INTEREST                   1,811    17,020    17,553      5,863      8,333
PROVISION FOR INCOME TAXES                          8     5,339     3,424      1,369      3,304
                                              -------   -------   -------    -------    -------

INCOME BEFORE MINORITY INTEREST                 1,803    11,681    14,129      4,494      5,029
MINORITY INTEREST                                 (13)     (475)     (306)      (511)      (680)
                                              -------   -------   -------    -------    -------

INCOME BEFORE EXTRAORDINARY ITEM                1,790    11,206    13,823      3,983      4,349
EXTRAORDINARY ITEM-EARLY
  EXTINGUISHMENT OF DEBT                           --        --      (932)        --         --
                                              -------   -------   -------    -------    -------
NET INCOME                                    $ 1,790   $11,206   $12,891    $ 3,983    $ 4,349
                                              =======   =======   =======    =======    =======

   The accompanying notes are an integral part of these combined statements.

                      AMERICAN COMMUNITY PROPERTIES TRUST
                            COMBINED BALANCE SHEETS
                                (In thousands)

                                  A S S E T S
                                  -----------

                                                             June 30,       December 31,
                                                            -----------  ------------------
                                                               1997        1996      1995
                                                            -----------  --------  --------
                                                            (unaudited)
CASH AND CASH EQUIVALENTS
  Unrestricted                                                $  1,545   $  2,143  $  3,382
  Restricted                                                       813        895     2,045
                                                              --------   --------  --------
                                                                 2,358      3,038     5,427
                                                              --------   --------  --------

ASSETS RELATED TO RENTAL PROPERTIES
  Operating properties, net of accumulated
    depreciation of $21,164, $20,658 and $5,124,
    as of June 30, 1997, December 31, 1996 and 1995,
    respectively                                                38,724     39,219    23,348
  Investment in unconsolidated rental property
    partnerships                                                 8,180     11,693    10,898
  Other receivables, net of reserves of $4, $52 and $261
    as of June 30, 1997, December 31, 1996 and
    and 1995, respectively                                         373        612       715
                                                              --------   --------  --------
                                                                47,277     51,524    34,961
                                                              --------   --------  --------

ASSETS RELATED TO COMMUNITY DEVELOPMENT
  Land and development costs
    Puerto Rico                                                 36,751     35,068    33,773
    St. Charles, Maryland                                       21,735     22,024    22,039
    Other United States locations                                   --      1,636     1,636
  Notes receivable on lot sales and other,
    substantially all due from affiliates                        6,167      5,253     2,842
                                                              --------   --------  --------
                                                                64,653     63,981    60,290
                                                              --------   --------  --------

ASSETS RELATED TO HOMEBUILDING
  Investment in joint venture                                      452        275       250
  Receivables and other                                             --         --         9
                                                              --------   --------  --------
                                                                   452        275       259
                                                              --------   --------  --------

OTHER ASSETS
  Receivables and other                                          1,734      1,938     1,172
  Property, plant and equipment, less accumulated
    depreciation of $1,817, $1,770 and $1,636 as of
    June 30, 1997, December 31, 1996 and 1995,
    respectively                                                   484        487       545
                                                              --------   --------  --------
                                                                 2,218      2,425     1,717
                                                              --------   --------  --------
    TOTAL ASSETS                                              $116,958   $121,243  $102,654
                                                              ========   ========  ========

 The accompanying notes are an integral part of these combined balance sheets.

                      AMERICAN COMMUNITY PROPERTIES TRUST
                            COMBINED BALANCE SHEETS
                                (In thousands)

                            LIABILITIES AND CAPITAL
                            -----------------------

                                                 June 30,       December 31,
                                                 --------  -----------------
                                                   1997       1996      1995
                                                 --------     ----      ----
                                                (unaudited)

LIABILITIES RELATED TO RENTAL PROPERTIES
  Recourse debt                                 $  1,004  $  1,139  $  1,334
  Non-recourse debt                               39,308    39,508    22,650
  Accounts payable and accrued liabilities         2,912     2,155       743
                                                --------  --------  --------
                                                  43,224    42,802    24,727
                                                --------  --------  --------

LIABILITIES RELATED TO COMMUNITY DEVELOPMENT
  Recourse debt                                   38,346    41,343    52,341
  Non-recourse debt                                2,258     2,153     2,034
  Accounts payable, accrued liabilities
    and deferred income                            4,947     4,678     3,822
                                                --------  --------  --------
                                                  45,551    48,174    58,197
                                                --------  --------  --------

OTHER LIABILITIES
  Accounts payable and accrued liabilities         2,450     2,676     3,092
  Notes payable and capital leases                   191       157        41
  Accrued income tax liability - current           3,084     3,976       461
  Accrued income tax liability - deferred          3,942     5,041     4,622
                                                --------  --------  --------
                                                   9,667    11,850     8,216
                                                --------  --------  --------
    TOTAL LIABILITIES                             98,442   102,826    91,140
                                                --------  --------  --------

CAPITAL                                           18,516    18,417    11,514
                                                --------  --------  --------

    TOTAL LIABILITIES AND CAPITAL               $116,958  $121,243  $102,654
                                                ========  ========  ========

 The accompanying notes are an integral part of these combined balance sheets.

                      AMERICAN COMMUNITY PROPERTIES TRUST
                       COMBINED STATEMENTS OF CASH FLOWS
                                (In thousands)

                                                       Six Months Ended
                                                            June 30,           Year Ended December 31,
                                                      ---------------------------------------------------
                                                        1997      1996       1996       1995       1994
                                                      --------  ---------  ---------  ---------  --------
                                                          (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                          $ 1,790   $ 11,206   $ 12,891   $  3,983   $ 4,349
  Adjustments to reconcile net income
    to net cash provided by
    (used by) operating activities:
      Extraordinary item                                   --         --        932         --        --
      Depreciation and amortization                       941        576      1,726        841       843
      Provision for deferred income taxes              (1,099)       (41)       419        646     1,339
      Equity in earnings from unconsolidated
        partnerships and developer fees                  (697)   (15,815)   (16,718)    (2,693)   (5,038)
      Distributions from
        unconsolidated partnerships                     4,967     14,845     15,666      1,216     7,076
      Cost of sales-community development               3,459      6,624      9,378      7,801    12,934
      Development and construction
        expenditures                                   (3,217)    (5,907)   (10,658)   (15,066)   (7,533)
      Equity in loss from homebuilding
        joint venture                                      48         19         75         --        --
      Write-off of deferred project cost                    6         --        321         --        --
      Changes in notes and accounts
        receivable                                       (471)    (2,982)    (3,065)    (1,738)      660
      Changes in accounts payable,
        accrued liabilities and deferred
        income                                            (92)     6,830      4,997       (358)     (209)
                                                      -------   --------   --------   --------   -------

  Net cash provided by (used in)
    operating activities                                5,635     15,355     15,964     (5,368)   14,421
                                                      -------   --------   --------   --------   -------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Change in assets related to unconsolidated
    rental property partnerships                         (763)       641        (84)       555      (260)
  Change in restricted cash                                82        558      1,150      3,588    (3,201)
  (Additions to) dispositions of rental
    operating properties                                 (350)    (1,461)    (1,275)       658      (404)
  (Acquisitions) dispositions of other assets, net        (93)       315       (117)      (746)      345
  Contributions to homebuilding joint venture            (225)       (84)      (100)      (250)       --
  Acquisition of rental property partnership
    interests                                              --         --         --       (170)     (170)
                                                      -------   --------   --------   --------   -------

  Net cash (used in) provided by
    investing activities                               (1,349)       (31)      (426)     3,635    (3,690)
                                                      -------   --------   --------   --------   -------

   The accompanying notes are an integral part of these combined statements.

                      AMERICAN COMMUNITY PROPERTIES TRUST
                 COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)
                                (In thousands)

                                                       Six Months Ended
                                                            June 30,          Year Ended December 31,
                                                     -------------------------------------------------
                                                         1997      1996       1996     1995      1994
                                                       -------   -------    -------  -------     -----
                                                     (unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash proceeds from (payments on) debt
    financing                                           (3,193)  (10,141)  (10,809)   5,040    (8,835)
  Cash distributions to Unitholders                         --      (622)   (1,140)      --    (1,020)
  Cash (distributions to) contributions
    from IGC, net                                       (1,691)   (3,104)   (4,828)  (1,174)   (2,104)
  Exercise of employee and director IGC Unit options        --        --        --      171       531
                                                        ------   -------   -------   ------   -------

  Net cash (used in) provided by
    financing activities                                (4,884)  (13,867)  (16,777)   4,037   (11,428)
                                                        ------   -------   -------   ------   -------

NET (DECREASE) INCREASE IN CASH
  AND CASH EQUIVALENTS                                    (598)    1,457    (1,239)   2,304      (697)

CASH AND CASH EQUIVALENTS
  BEGINNING OF YEAR                                      2,143     3,382     3,382    1,078     1,775
                                                        ------   -------   -------   ------   -------

CASH AND CASH EQUIVALENTS END OF YEAR                    1,545     4,839     2,143    3,382     1,078
                                                        ======   =======   =======   ======   =======

   The accompanying notes are an integral part of these combined statements.

                      AMERICAN COMMUNITY PROPERTIES TRUST
                    NOTES TO COMBINED FINANCIAL STATEMENTS


(1)  ORGANIZATION AND BASIS OF PRESENTATION

     Interstate General Company L.P. ("IGC") was formed as a Delaware limited partnership in 1986. Directly and through predecessors, IGC has been engaged in business since 1957. IGC has traded publicly as a master limited partnership since February 1987 on the American Stock Exchange and Pacific Stock Exchange. Company Management and the Board of Directors of IGC's Managing General Partner are presently undertaking steps to restructure IGC as an investment trust during 1997.

     IGC is a diversified real estate organization specializing in Community Development, Investment Apartment Properties, Asset Management Services and Homebuilding. IGC owns and participates in these operations directly and through the following subsidiaries: Interstate General Properties, S.E. ("IGP"); St. Charles Associates Limited Partnership ("SCA"); Land Development Associates, S.E. ("LDA"); and American Family Homes, Inc. ("AFH"). IGC's assets and operations are concentrated primarily in the metropolitan areas of Washington, D.C. and San Juan, Puerto Rico. Additionally, its homebuilding operations are active in Virginia, North Carolina and South Carolina. Through its wholly owned subsidiary Interstate Waste Technologies, Inc. ("IWT"), IGC is involved in the pre-development of municipal waste treatment facilities.

     American Community Properties Trust ("ACPT"), American Rental Properties Trust ("American Rental"), American Rental Management Company ("American Management"), American Land Development U.S., Inc. ("American Land") and Interstate General Properties Group, S.E. ("IGP Group") are or will be formed to carry out the restructuring of IGC. IGC expects to transfer its principal operations to ACPT and distribute to the partners of IGC, including its Unitholders, all the common shares of ACPT (the "Restructuring").

     ACPT is a Maryland investment trust that is expected to be taxed as a partnership. It is a self-managed holding company that owns all of the outstanding equity interests in American Rental, American Management, American Land, and IGP Group.

American Rental.
---------------

     IGC expects to transfer to American Rental its partnership interests in United States investment properties and its land in the United States presently intended for development as apartment properties. The partnership interests in 13 investment apartment properties ("U.S. Apartment Partnerships") will be held by American Rental indirectly through a newly formed entity American Housing Properties L.P. ("American Housing"), a Maryland partnership, in which American Rental will have a 99% general partner interest and American Management will have a 1% limited partner interest.

American Management.
-------------------

     IGC expects to transfer to American Management its United States asset management services operations. The United States property management services operations provide management services for the United States apartment properties and for other rental apartments not owned by IGC.

American Land.
-------------

     IGC expects to transfer to American Land its principal United States community development assets and operations. These will include the following:

     1. IGC's 100% interest in a newly formed entity St. Charles Community LLC which holds 4,500 acres of land in St. Charles, Maryland. This constitutes all of the land formerly held by St. Charles Associates, a partnership in which IGC holds a 99% partnership interest and Interstate Business Corporation ("IBC") holds a 1% partnership interest, except for 277 acres of land held for development in Brandywine, Maryland, an 800 acre tract held for development in Pomfret, Maryland, 90 acres and 27 acres, respectively, in the communities of Montclair and Westbury and the Wetlands Properties.

     2. IGC's 41.0346% interest in Maryland Cable Limited Partnership which holds receivables from the 1988 sale of IGC's cable television assets.

IGP Group.
---------

     IGC expects to transfer to IGP Group its 99% limited partnership interest and 1% general partner interest in Interstate General Properties Limited Partnership S.E., a Maryland partnership ("IGP"). IGP's assets and operations will continue to include:

     1. an 80% partnership interest in Land Development Associates S.E., a Puerto Rico special partnership ("LDA"), which holds 312 acres of land in the planned community of Parque Escorial and 543 acres of land in Canovanas;

     2. a 50% partnership interest in Escorial Builders Associates S.E. ("Escorial Builders"), which is engaged in the construction of condominiums in the planned community of Parque Escorial;

     3. a 1% interest in El Monte Properties S.E., a Puerto Rico special partnership which owns El Monte Mall Complex, a 169,000 square foot office complex in San Juan, Puerto Rico; and

     4.   general partner interests in 11 Puerto Rico apartment partnerships.

     After these asset transfers have been completed, IGC expects to distribute all of the outstanding common shares of ACPT to the general and limited partners (including Unitholders) of IGC pro rata in accordance with their percentage interest in IGC (the "Distribution"). Unitholders in the aggregate will receive 99% of ACPT's common shares.

BASIS OF PRESENTATION
---------------------

     The accompanying financial statements of ACPT have been presented on a combined historical cost basis because of affiliated ownership, common management and because assets and liabilities of IGC are expected to be transferred to ACPT, a newly formed entity with no prior operations. IGC's historical basis in the assets and liabilities of ACPT has been carried over to the combined financial statements. Certain assets and liabilities of IGC will not be contributed to ACPT and, therefore, these financial statements are not intended to represent the financial positions and results of operations of IGC or any entity included therein. In management's opinion, these financial statements include the assets, liabilities, revenues and expenses associated with the portions of IGC intended to be transferred to ACPT. All significant intercompany balances and transactions have been eliminated in the presentation. Changes in the capital account represent the net income of ACPT, the exercise of employee and director options, asset transfers less cash distributions to Unitholders and net cash (distributions to) contributions from IGC.

     The combined financial statements include the accounts of ACPT and its majority owned partnerships and subsidiaries, after eliminating intercompany transactions. All of the entities included in the combined financial statements are hereinafter referred to collectively as the "Company" or "ACPT". As of June 30, 1997, the combined group includes ACPT, American Rental, American Management, American Land and IGP Group. The following entities are consolidated with American Rental: Lancaster Apartments Limited Partnership, New Forest Apartments Partnership, Fox Chase Apartments General Partnership, Palmer Apartments Associates Limited Partnership, Headen House Associates Limited Partnership, Wakefield Terrace Associates Limited Partnership and Wakefield Third Age Associates Limited Partnership.

     The combined historical financial statements as of June 30, 1997 and for the six months ended June 30, 1997 and 1996 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined financial statements for these interim periods have been included. The results for the interim period ended June 30, 1997 are not necessarily indicative of the results to be obtained for the full year.

     An analysis of the activity in the capital account for the three years ended December 31, 1996 is as follows (in thousands):

   Balance, December 31, 1993                                  $ 4,470

       Net income                                                4,349
       Employee IGC Unit options exercised                         531
       Assets transferred to Company, net                        2,308
       Cash distributions to Unitholders                        (1,020)
       Cash (distributions to) contributions from IGC, net      (2,104)
                                                               -------

   Balance, December 31, 1994                                  $ 8,534

       Net income                                                3,983
       Employee and director IGC Unit options exercised            171
       Cash (distributions to) contributions from IGC, net      (1,174)
                                                               -------

   Balance, December 31, 1995                                  $11,514

       Net income                                               12,891
       Exchange of assets between Company and Unitholder           (20)
       Cash distributions to Unitholders                        (1,140)
       Cash (distributions to) contributions from IGC, net      (4,828)
                                                               -------

   Balance, December 31, 1996                                  $18,417
                                                               =======

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies is as follows:

     SALES AND PROFIT RECOGNITION AND COST CAPITALIZATION
     ----------------------------------------------------

     Community development land sales are recognized at closing only when sufficient down payments have been obtained, possession and other attributes of ownership have been transferred to the buyer, and ACPT has no significant continuing involvement.

     The costs of acquiring and developing land are allocated to these assets and charged to cost of sales as the related inventories are sold. ACPT's interest costs related to land assets are allocated to these assets based on their development stage and relative book value. The portion of interest allocated to land during the development and construction period is capitalized. Remaining interest costs are expensed. ACPT carries land and development costs at the lower of cost or net realizable value.

     SELLING AND MARKETING EXPENSES
     ------------------------------

     Selling and marketing expenses consist primarily of advertising costs, which include costs of printed materials, signs, displays, and general marketing costs. These costs are expensed as incurred.

     MANAGEMENT FEES
     ---------------

     ACPT records management fees in the period in which services are rendered. Management fees received from consolidated entities are shown as a reduction in rental properties operating expense.

     DEPRECIATION AND AMORTIZATION
     -----------------------------

     Buildings are depreciated over 35 to 40 years using the straight-line method or the double declining balance method with a mid-life switch to straight-line. Furniture, fixtures and equipment are depreciated over five to seven years using the straight-line method. Deferred expenses are amortized over the period of estimated benefit using the straight-line method.

     Amortization of intangible assets, pre-operating costs and similar deferrals totalled $337,000, $276,000 and $228,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

     INVESTMENT IN RENTAL PROPERTY PARTNERSHIPS
     ------------------------------------------

     ACPT's investment in rental property partnerships consists of long-term receivables, nominal capital contributions, working capital loans and ACPT's share of unconsolidated partnership income and losses. The working capital loans receive priority distributions from the cash flow generated from the operations of the partnerships. The long-term receivables represent loans to the partnerships for payment of construction and development costs in excess of the project mortgages. Substantially all of the long-term receivables are non-interest bearing and have been discounted at an effective rate of 14% based on the projected maturity date which will occur upon the refinancing, sale or other disposition of the partnerships' properties. The discount, which represents deferred sponsor and developer fees, is netted in the combined financial statements against the long-term receivables.

     Certain partnerships are accumulating cash from operations in excess of the maximum distribution amounts permitted by U.S. Department of Housing and Urban Development ("HUD") and other regulatory authorities. This cash, accumulated in restricted cash accounts, will be available to pay the long-term receivables due to ACPT and to make cash distributions to ACPT and the limited partners when the partnerships' projects are refinanced or sold.

     CASH AND CASH EQUIVALENTS
     -------------------------

     Cash and cash equivalents include cash on hand, unrestricted deposits with financial institutions and short-term investments with original maturities of three months or less.

     INCOME TAXES
     ------------

     ACPT does not expect to be subject to U.S. income taxes under current law. Its Unitholders are expected to be taxed directly on their share of ACPT's income. Subsequent to the completion of the Distribution, American Land and American Management are expected to be subject to tax at the applicable corporate rates. American Rental, which expects to qualify as a real estate investment trust, does not expect to be subject to tax under current law. Furthermore, IGP is expected to be subject to Puerto Rico income tax on its Puerto Rico source income.

     The historical combined financial statements of ACPT have been presented without effect for income taxes of American Land, American Management and American Rental because IGC is not currently subject to U.S. income tax on its U.S. source income.

     USE OF ESTIMATES
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     IMPAIRMENT OF LONG LIVED ASSETS
     -------------------------------

     ACPT adopted SFAS No. 121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of" which requires impairment losses to be recorded on long lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The adoption of SFAS No. 121 had no effect on the financial results of ACPT.

     IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS
     ----------------------------------------------

     In February 1997, the Financial Accounting Standards Board issued SFAS No. 128 "Earnings Per Share", which is effective for fiscal years ending after December 15, 1997, including interim periods. Earlier adoption is not permitted. However, an entity is permitted to disclose pro forma earnings per share amounts computed under SFAS No. 128 in the notes to the financial statements in periods prior to adoption. The statement requires restatement of all prior-period earnings per share data presented after the effective date. ACPT plans to adopt SFAS No. 128 in December 1997 and the impact is not expected to be significant.

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130 "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components. ACPT plans to adopt SFAS No. 130 in 1998 and the impact is not expected to be significant.

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information", which is effective for fiscal years beginning after December 15, 1997. ACPT plans to adopt SFAS No. 131 in 1998 and the impact is not expected to be significant.

(3)  FINANCING AND CASH MANAGEMENT MATTERS

     The Company has historically met its liquidity requirements principally from cash flow generated from home and land sales, property management fees, distributions from residential rental partnerships and from bank financing providing funds for development and working capital.

     Over the past several years, cash flows have been constrained because of the terms of its existing debt agreements and the reluctance of new lending opportunities as a result of the Wetlands litigation (see Note 5). As a result, substantially all of the cash generated has been used to pay debt service requirements with existing lenders. This resulted in limited opportunities for new construction and development. The recently closed Banc One financing provided funding to commence construction in Fairway Village, the third village in St. Charles, and will allow ACPT to retain a greater portion of its U.S. land sales proceeds. ACPT currently has other development projects in various stages of completion. Substantially all of the projects under construction have sufficient development loans in place to complete the construction.

     ACPT's principal demand for liquidity are expected to be the continued funding of its current debt service and operating requirements. After the Distribution, management expects to obtain additional funding which can be used to fund new community development projects. There is no assurance that sufficient funding will be obtained to meet its future debt service or other operating cash flow needs.

(4)  INVESTMENT IN UNCONSOLIDATED PARTNERSHIPS

     HOUSING PARTNERSHIPS
     --------------------

     The following information summarizes financial data and principal activities of unconsolidated housing partnerships which ACPT accounts for under the equity method. The information is presented to show the effect of the sale of four apartment projects in 1996 and the elimination of four apartment projects that were initially combined on April 1, 1996 and are currently included in ACPT's combined financial statements (in thousands).

                                                                Partnership Status
                                              ------------------------------------------------------

                                                            Activity Prior to    Activity
                                               Comparable     Consolidation      Prior to
                                              Partnership        of Four       Sale of Four
                                                  Results      Partnerships     Apartments   Total
                                              ------------- ----------------- ------------- -------
SUMMARY FINANCIAL POSITION:
 Total Assets
  December 31, 1996                               113,514              --             --    113,514
  December 31, 1995                               118,065           8,368         11,886    138,319
 Total Non-Recourse Debt
  December 31, 1996                               109,593              --             --    109,593
  December 31, 1995                               110,927          16,764         14,631    142,322
 Total Other Liabilities
  December 31, 1996                                 9,751              --             --      9,751
  December 31, 1995                                 8,561           1,290          2,814     12,665
 Total Equity
  December 31, 1996                                (5,800)             --             --     (5,800)
  December 31, 1995                                (7,325)         (9,686)        (5,559)   (22,570)
 Company's Investment
  December 31, 1996                                11,973              --             --     11,973
  December 31, 1995                                10,776             111            454     11,341

SUMMARY OF OPERATIONS:
 Total Revenue
  Year Ended December 31, 1996                     28,751           1,018          1,103     30,872
  Year Ended December 31, 1995                     28,400           3,988          4,470     36,858
  Year Ended December 31, 1994                     28,872           4,029          4,264     37,165
 Net Income
  Year Ended December 31, 1996                      1,454             135            109      1,698
  Year Ended December 31, 1995                      1,662             539            299      2,500
  Year Ended December 31, 1994                      1,994             727             72      2,793
 Company's recognition of equity in
 earnings and developer fees
  Year Ended December 31, 1996                      1,936             145             --      2,081
  Year Ended December 31, 1995                      2,178             507              8      2,693
  Year Ended December 31, 1994                      4,721             318             (1)     5,038

                                                                   Partnership Status
                                              ------------------------------------------------------
                                                                 Activity
                                                                 Prior to        Activity
                                                Comparable   Consolidation       Prior to
                                                Partnership     of Four       Sale of Four
                                                  Results    Partnerships      Apartments     Total
                                              -------------  --------------  --------------  ------
SUMMARY OF OPERATING CASH FLOWS:
 Cash flows from operating activities
  Year Ended December 31, 1996                      6,751             220            387      7,358
  Year Ended December 31, 1995                      6,646           1,114            853      8,613
  Year Ended December 31, 1994                      5,476           1,294            645      7,415
 Company's share of cash flows
 from operating activities
  Year Ended December 31, 1996                      2,564             134            170      2,868
  Year Ended December 31, 1995                      2,632             712            387      3,731
  Year Ended December 31, 1994                      2,159             750            287      3,196
 Company's share of cash distributions
 from operations and/or refinancings
  Year Ended December 31, 1996                        347             154             --        501
  Year Ended December 31, 1995                        736             480             --      1,216
  Year Ended December 31, 1994                      6,753             323             --      7,076

SUMMARY OF 1996 SALES TRANSACTION:
 Gain on Sale                                    $     --         $    --        $39,934   $ 39,934
 Company's Equity and Earnings Recognition
  Six Months Ended June 30, 1996                       --              --         14,538     14,538
  Year Ended December 31, 1996                         --              --         14,637     14,637
 Total Distribution of Sales  Proceeds                 --              --         36,235     36,235
 Company's Share of Sales Proceeds
  Distribution                                         --              --         15,165     15,165

     COMPARABLE PARTNERSHIP RESULTS: The unconsolidated rental properties partnerships as of December 31, 1996 include 17 partnerships owning 4,159 rental units in 20 apartment complexes. ACPT holds a general partner interest in these partnerships and generally shares in zero to 5% of profits, losses and cash flow from operations until such time as the limited partners have received cash distributions, equal to their capital contributions. Thereafter, ACPT generally shares in 50% of cash distributions from operations.

     Lakeside Apartments was placed in service in 1996. The remaining complexes owned by Alturas Del Senorial Associates Limited Partnership, Bannister Associates Limited Partnership, Bayamon Gardens Associates Limited Partnership, Brookside Gardens, Carolina Associates Limited Partnership, Chastleton Apartments Associates, Coachman's Limited Partnership, Colinas de San Juan Associates Limited Partnership, Crossland Associates Limited Partnership, Essex Apartments Associates, Huntington Associates Limited Partnership, Jardines de Caparra Associates Limited Partnership, Monserrate Associates Limited Partnership, Monte de Oro Associates Limited Partnership, New Center Associates Limited Partnership, San Anton Associates Limited Partnership, Turabo Limited Dividend Partnership and Valle del Sol Limited Partnership were placed in service prior to 1995.

     ACTIVITY PRIOR TO CONSOLIDATION OF FOUR PARTNERSHIPS: On April 1, 1996, ACPT acquired a controlling interest in four partnerships owning 596 rental units, Wakefield Third Age L.P., Wakefield Terrace Associates L.P., Palmer Apartments L.P. and Headen House Associates L.P. Effective April 1, 1996, the results of operations and balance sheets of these partnerships are consolidated in the accompanying financial statements.

     ACTIVITY PRIOR TO SALE OF FOUR APARTMENTS: In March 1996, ACPT completed the sale of four Puerto Rico apartment properties. The four properties, Las Americas I, Las Americas II, Las Lomas and Monacillos, totaling 918 units were purchased by non-profit organizations with financing provided by HUD through capital grants authorized by the Low Income Housing Preservation and Resident Homeownership Act ("LIHPRHA"). ACPT retained the management contract for these properties. Prior to the sale, the properties were accounted for using the equity method of accounting.

     HOMEBUILDING JOINT VENTURE
     --------------------------

     ACPT holds a 50% joint venture interest in Escorial Builders S.E. Escorial Builders was formed in 1995 to purchase lots from ACPT and construct homes for resale. During 1996 and 1997, it purchased 98 and 118 lots, respectively. The profit on these lots are deferred until sold by Escorial Builders to a third party. ACPT's share of the losses and its investment are included with ACPT's investment properties in the accompanying combined financial statements. The table summarizes Escorial Builders' financial information (in thousands):

                                   Total       Total      Total    Company's
                                   Assets   Liabilities   Equity  Investment
                                  --------  ------------  ------  -----------
SUMMARY OF FINANCIAL POSITION:
 December 31, 1996                   5,586        5,047      539         275
 December 31, 1995                     613          113      500         250

                                   Total         Net      Company's Share
                                  Revenues     (Loss)      of Net (Loss)
                                  --------  -----------   ---------------
SUMMARY OF OPERATIONS:
 Year Ended December 31, 1996           --      (151)          (75)
 Year Ended December 31, 1995           --        --            --

                                                                 Company's Share
                                                    Cash Flows     of Cash Flows
                                                        From          From
                                                     Operating      Operating
                                                     Activities    Activities
                                                    ------------ ---------------
SUMMARY OF OPERATING CASH FLOWS:
 Year Ended December 31, 1996                          (4,361)        (2,181)
 Year Ended December 31, 1995                            (324)          (162)

(5)  DEBT AND EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT

     DEBT
     ----

     ACPT's outstanding debt is collateralized primarily by land, land improvements, housing, receivables, investments in partnerships, and rental properties. In certain cases, there are cross-collateral and cross-default provisions pursuant to the debt agreements. The following table summarizes the indebtedness expected to be transferred to ACPT as of December 31, 1996 and 1995 (in thousands):


                                      Maturity   Interest     Outstanding
                                                            ----------------
                                        Dates      Rates      December 31,
                                                            ----------------
                                       From/To    From/To    1996     1995
                                      ---------  ---------  -------  -------
Related to community
development:
  Recourse debt                        Demand/       9.0%/   $41,343  $52,341
                                       10-28-99      10.0%
  Non-recourse debt                    08-02-09      P+1.5%    2,153    2,034

Related to investment
properties:
  Recourse debt                        Demand        7.35%     1,139    1,334
  Non-recourse debt                    10-01-19/     6.85%/   39,508   22,650
                                       10-01-28      8.500%
General:
  Notes payable and capital leases     Demand/       7.4%/       157       41
                                                             -------  -------
                                       02-01-01     12.00%
    Total debt                                               $84,300  $78,400
                                                             =======  =======

P = Prime lending interest rate.

     ACPT's loans contain various financial and technical provisions.

     ACPT's weighted average interest rate during 1996 on its variable rate debt was 9.73%

     As of December 31, 1996, the $41,343,000 of recourse debt related to community development assets is fully collateralized by substantially all of the community development assets. Approximately $8,873,000 of this amount is further secured by investments in apartment rental partnerships.

     As of December 31, 1996, recourse investment property debt is secured by a letter of credit issued to ACPT pursuant to the terms of a sales contract. The non-recourse investment properties debt is collateralized by apartment projects. Mortgage notes payable of $7,366,000 have stated interest rates of 7.5% and 7.75%. After deducting interest payments provided by HUD, the effective interest rate over the life of the loan is 1%.

     As of December 31, 1996, a principal payment of $2,000,000 on $8,873,000 of debt outstanding to NationsBank was past due. This event of default could have caused cross-defaults on several of ACPT's other debt facilities. In September 1997, ACPT closed a $20 million loan from Banc One and ACPT used a portion of the proceeds to pay down past due NationsBank debt. As a result, ACPT currently has no events of default on its outstanding debt instruments.

     The stated maturities (assuming no accelerations) of ACPT's indebtedness at December 31, 1996 are as follows (in thousands):

     1997                                                    $24,387
     1998                                                      9,189
     1999                                                      1,710
     2000                                                        513
     2001                                                        577
     Thereafter                                               47,924
                                                             -------
                                                             $84,300
                                                             =======

     The interest costs incurred were accounted for as follows (in thousands):

                                                   December 31,
                                             -----------------------
                                               1996    1995     1994
                                             ------  ------  -------
      Expensed                               $4,433  $4,263  $ 4,337
      Capitalized                             4,394   3,665    2,830
                                             ------  ------  -------
                                             $8,827  $7,928  $ 7,167
                                             ======  ======  =======

     EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT
     -------------------------------------------------

     On December 23, 1996, ACPT completed the restructuring of two non-recourse mortgages that will provide an interest savings of approximately $12,000,000 over the life of the loan. The new mortgage notes payable of $18,700,000 bear average annual interest rate over the life of the loans at approximately 6.8% compared to approximately 9.7% for the old loans. Prepayment fees of $932,000 were paid to the prior lender and charged as an extraordinary item in the accompanying financial statements. The loans are secured by the rental properties owned by two consolidated partnerships.

(6)  OTHER COMMITMENTS AND CONTINGENT LIABILITIES

     WETLANDS LITIGATION
     -------------------

     On February 29, 1996, IGC, SCA and James J. Wilson were convicted on four felony counts of violations of Section 404 (wetlands) of the U.S. Clean Water Act relating to discharge without a permit of fill material into wetlands within the U.S. Army Corps of Engineers' regulatory jurisdiction. The nine civil violations of the U.S. Clean Water Act filed by the U.S. Attorney were dismissed without prejudice. On June 17, 1996, IGC and SCA were fined $2,000,000 and $1,000,000, respectively, placed on probation for five years and ordered to implement a wetlands restoration and mitigation plan proposed by the government. IGC provided a bond for these fees secured by its ownership interest in six partnerships that own rental properties. Mr. Wilson was fined $1,000,000 and sentenced to 21 months imprisonment and one year of supervised release. Appeals were filed and Mr. Wilson's sentence was stayed pending appeal by the Court of Appeals. Oral arguments were heard before the Court of Appeals on March 3, 1997.

     The wetlands properties subject to this litigation are being retained by IGC which will remain responsible for restoration and mitigation costs. IGC has paid the aggregate $3,000,000 in fines on behalf of itself and SCA. IGC's management and its legal counsel believe that they will prevail upon appeal and that the fine will be refunded.

     However, if, in a lawsuit by an unpaid creditor or representative of creditors of IGC, such as a trustee in bankruptcy, a court were to find that, at the time IGC made the Distribution, IGC (i) was insolvent, (ii) was rendered insolvent by reason of the Distribution, (iii) was engaged in a business or transaction for which IGC's assets constituted unreasonably small capital, or
(iv) intended to incur, or believed that it would incur, obligations beyond its ability to pay such obligations as they matured, such court could void the Distribution as a fraudulent transfer or conveyance and require recipients of Common Shares to return them (or equivalent amounts) to IGC or to a fund for the benefit of its creditors.

     IGC's management believes that, based on financial information currently available, following the Distribution IGC will be solvent, will have sufficient capital for carrying on its business and will be able to pay its obligations, including those related to the wetlands litigation, as they become due. There can be no assurance, however, that a court would value IGC's assets on the same basis to determine whether IGC was insolvent at the time of, or after giving effect to, the Distribution, or that, regardless of the method of valuation, a court would not determine that IGC was insolvent at such time, that it was engaged in a business for which its remaining assets constituted unreasonably small capital or that IGC was generally unable to pay its obligations as they became due.

     In the event that the wetlands conviction is ultimately upheld, IGC, in addition to the total $3,000,000 in fines imposed on IGC and SCA which have already been paid by IGC, will be responsible for paying the costs incurred in implementing the restoration and remediation plan ordered by the district court. IGC estimates that the costs of the restoration plan will be approximately $2,000,000 to $3,000,000. The terms of the Banc One credit facility provide that IGC may borrow up to $2,000,000 solely for use to pay remediation costs resulting from the wetlands litigation. However, ACPT will assume the repayment responsibility for the amounts drawn by IGC for remediation purposes.
Management of IGC intends to dispose of the retained land or borrow against its value to the extent necessary to pay remediation costs.

     In the event that the wetlands conviction is ultimately resolved in favor of IGC, the $3,000,000 in fines already paid by IGC would be fully refunded to IGC. ACPT would not be entitled to any portion of such refund but would continue to assume the responsibility of the amounts previously drawn.

     In the normal course of business, ACPT is involved in various types of pending or unasserted claims. In the opinion of management, these will not have a material impact on the financial condition or future operations of ACPT.

     OTHER
     -----

     As of December 31, 1996, ACPT is guarantor of $6,747,000 of letters of credit and surety bonds for land development completion.

     IGP Group has assigned the receivables and cash proceeds from three apartment properties to serve as collateral for a letter of credit in the amount of $4,569,000 issued for the benefit of Chastleton Apartment Associates Limited Partnership, an entity related to IBC and IGC.

(7)  LEASES

     ACPT operates certain property and equipment under leases, some with purchase options that expire at various dates through 2005. ACPT is also obligated under several non-cancelable operating leases for office space and equipment. Future minimum lease payments are as follows (in thousands):

                                        Operating  Capitalized
                                         Leases      Leases
                                        ---------  -----------

   1997                                    $  417         $ 54
   1998                                       400           55
   1999                                       384           45
   2000                                       368           30
   2001                                       287           12
   Thereafter                                 506           --
                                           ------         ----
   Total minimum lease payments            $2,362          196
   Less amount representing interest                        39
                                                          ----
   Present value of lease payments                         157

     Rental expense under noncancelable operating leases was $441,000 in 1996, $393,000 in 1995 and $393,000 in 1994 and is included in general and administrative expenses in the accompanying combined statement of income.

(8)  RETIREMENT PLAN

     ACPT will continue and assume all of IGC's obligations under the retirement plan currently maintained by IGC (the "Retirement Plan"). Employees are generally eligible to participate when they complete one year of service. The Retirement Plan is a defined contribution plan which provides for contributions by ACPT for the accounts of eligible employees in amounts equal to 4% of base salaries and wages not in excess of the U.S. Social Security taxable wage base, and 8% of salaries (limited to $150,000) that exceeded that wage base. Eligible employees also may make voluntary contributions to their accounts and self-direct the investment of their account balances in various investment funds that may be selected under the plan.

     Contributions to the Retirement Plan were $317,000, $349,000 and $407,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

(9)  RELATED PARTY TRANSACTIONS

     Certain officers, trustees and one consultant of ACPT and Interstate Business Corporation ("IBC"), a general partner of IGC, have ownership interests in various entities that conduct business with ACPT. Ownership or relationship with the entities engaged in business with ACPT are reflected below:

 Partner, Officer or
      Director                     Ownership or Relationship
--------------------------         -------------------------

IBC, general partner of       Partner of El Monte Properties S.E. ("El
IGC                           Monte"), G.L. Limited Partnership ("Rolling
                              Hills"), Smallwood Village Associates
                              ("SVA"), Smallwood Village Office Building
                              Associates ("SVOBA"), Village Lake L.P.
                              ("Village Lake"), General Partner of Darby Station
                              Limited Partnership ("Darby Station");
                              member of Deer Valley Limited Liability
                              Company ("Deer Valley")

James J. Wilson ("JJW"),      Shareholder of Wilson Securities Corporation,
Chief Executive Officer       ("WSC"); Officer and Director of CP Capitol
and Chairman of the Board     Corporation ("CP"), owned by WSC, holder of
of IGC's managing general     notes receivable that are secured by the
partner  existing general     partners' interest in
                              Capital Park

James M. Wilson ("JMW"),      Shareholder, Officer and Director of IBC,
Chairman, Chief               Advanced Power Systems, Inc. ("APS") and WSC,
Executive Officer and         Partner of SVOBA; Officer of CP; manager of
Trustee; Chief Financial      Deer Valley
Officer and Director of
IGC's managing general
partner

Thomas B. Wilson ("TBW"),     Shareholder, Officer and Director of IBC,
Trustee, Director of IGC's    APS and WSC; President and Chief Operating
managing general partner      Officer of El Comandante Operating Company
                              ("ECOC"); manager of Deer Valley

Jorge Colon-Nevares,          Partner of Twenty First Century Homes S.E.
Trustee, Director of IGC's    ("Twenty First Century"); owner of Compri
managing general partner      Caribe Development Corp. ("Compri")

Thomas J. Shafer, Trustee     Senior partner of Whitman, Requardt and
                              Associates Engineers ("Whitman, Requardt")

     MANAGEMENT SERVICES
     -------------------

     The management services provided to the related parties described above are summarized below (in thousands):


                                           REVENUE FOR THE YEAR ENDED DECEMBER 31,
                              -----------------------------------------------------------------
                                                                    Decrease
                              Related        Management            (Increase)           Total
                               Party            Fees              in Reserve         Recognized
                              -------        ----------         --------------       ----------
1996:
 Chastleton (B)                  IBC                $ 74                  $ 310            $ 384
 Coachman's (B)                  IBC                  26                      4               30
 Santa Maria                     WSC                 113                     --              113
 El Monte                        IBC                 109                     --              109
 Rolling Hills (B)               IBC                  90                    (53)              37
 Village Lake (B)                IBC                  24                    (16)               8
 Capital Park                 JJW, JMW               193                     --              193
 SVA and SVOBA              IBC, JMW, TBW             25                     --               25
 IBC                          JMW, TBW                12                     --               12
                                                    ----              ---------       ----------
                                                     666                    245              911
                                                    ====              =========       ==========

1995:
 Chastleton                     IBC                 $ 73                  $ (71)           $   2
 Coachman's                     IBC                   26                     74              100
 Santa Maria                    WSC                   67                     --               67
 El Monte                       IBC                  100                     --              100
 Rolling Hills                  IBC                   83                    352              435
 Village Lake                   IBC                   25                     26               51
 Capital Park                 JJW, JMW               239                     --              239
 SVA and SVOBA              IBC, JMW, TBW             61                      3               64
 IBC                          JMW, TBW                30                     --               30
                                                    ----              ---------       ----------
                                                    $704                  $ 384           $1,088
                                                    ====              =========       ==========

1994:
 Chastleton                      IBC                $ 75                  $ (67)           $   8
 Coachman's                      IBC                  24                    (24)              --
 Santa Maria                     WSC                  60                     --               60
 El Monte                        IBC                  99                     --               99
 Rolling Hills                   IBC                 101                    (53)              48
 Village Lake                    IBC                  18                     68               86
 Capital Park                 JJW, JMW               282                     --              282
 SVA and SVOBA              IBC, JMW, TBW             65                     --               65
 IBC                          JMW, TBW                28                     --               28
                                                    ----              ---------       ----------
                                                    $752                  $ (76)          $  676
                                                    ====              =========       ==========

                                        OUTSTANDING RECEIVABLE AT (d)
                      ----------------------------------------------------------------------
                            December 31, 1996                    December 31, 1995
                      -------------------------------   ------------------------------------
                      Receivable                         Receivable
                          (a)      Reserve      Balance      (a)         Reserve     Balance
                      ----------   --------     -------  ----------      -------     -------
Chastleton(B,C)             $ 36     $ (36)        $ --        $347       $(347)      $   --
Coachman's(B,C)               15       (15)          --          19         (19)          --
Santa Maria                   46        --           46          --          --           --
El Monte                      40        --           40          28          --           28
Rolling Hills(B,C)            53       (53)          --         280          --          280
Village Lake(B,C)             16       (16)          --          49          --           49
Capital Park                  13        --           13          24          --           24
SVA                           --        --           --           4          --            4
                      ----------     -----         ----        ----      ------      -------
                            $219     $(120)        $ 99        $751       $(366)      $  385
                      ==========     =====         ====        ====      ======      =======

      (a) The outstanding receivable balances consist of unpaid management fees.
      (b) On April 1, 1996, IBC transferred its remaining 1.1% limited partnership interest in four housing partnerships to IGC for its market value of $69,000 as partial satisfaction of a note receivable. The balance of this note receivable and other receivables were purchased by APS for a cash payment of $1,279,000. The collection of the majority of these receivables was uncertain and $390,000 had been reserved. This transaction resulted in income recognition of these reserves during the second quarter of 1996.
      (c) During the second quarter of 1997, an affiliate of IBC purchased the management fees receivable due from Chastleton, Coachman's, Rolling Hills, and Village Lake for a cash payment of $190,000. The collection of these receivables had previously been questionable and they had been fully reserved. This transaction resulted in income recognition of $190,000.
      (d) The aggregate maximum outstanding balance due from these entities for management fees at any one time during the years 1996 and 1995 was $754,000 and $789,000, respectively.

     OFFICE SPACE RENT
     -----------------

     IGC rents executive office space and other property from affiliates both in the United States and Puerto Rico pursuant to leases that expire through 2005. ACPT's share of this rental expense for the years ended December 31, 1996, 1995 and 1994 was $361,000, $369,000 and $355,000, respectively.

     In management's opinion, all leases with affiliated persons are on terms generally available from unaffiliated persons for comparable property.

     LAND SALES
     ----------

     In March 1995, ACPT sold two parcels in the Parque Escorial development in Puerto Rico to Compri for use in its operations. The terms of sale provided for a sales price of $3,453,000, of which $693,000 was paid in cash, and the remainder of which was satisfied by a note in the amount of $2,760,000. The note is collateralized by the land parcels and commencing January 1, 1997 bears interest at a rate of 10% per annum. Monthly payments of $27,000 commenced May 1, 1995 with a balloon payment due at maturity on April 1, 1998. During 1996, two parcels totalling 7,395 square meters were released from the mortgage and the monthly payments were reduced to $12,000 in exchange for $1,198,000 of principal payments.

     During the years ended December 31, 1996, 1995, and 1994, ACPT sold land to IGC for use in its U.S. homebuilding operation, which is not a component of ACPT, totalling $980,000, $875,000 and $1,645,000, respectively.

     Concurrent with the transaction described above, ACPT executed a $3,397,000 contract of sale with Compri for three other land parcels. In April 1996, Compri made a 20% cash payment and the remainder was satisfied by a note collateralized by the land parcels. The note bears interest at a rate of 10% per annum commencing upon the earlier of completion of certain infrastructure improvements, Compri commences development or sells a portion of the land, and is payable in thirty-five monthly installments of $27,000, with a balloon payment due at maturity on April 1, 1999. The outstanding balance of the notes receivable as of December 31, 1996 and December 31, 1995 were $3,544,000 and $2,544,000, respectively.

     In June 1996, ACPT sold Twenty First Century two parcels of land in the residential area of Parque Escorial Development for $2,720,000.

     In 1996, ACPT sold two parcels of land for an aggregate of approximately $3,400,000, one each to IBC and Darby Station; the sale to IBC was for cash and the one to Darby Station resulted in ACPT receiving a 20% cash down payment and a note for $1,200,000. The transactions were done on an arms-length basis and resulted in aggregate profits of approximately $2,100,000. The note receivable was collected during the first six months of 1997.

     As of December 31, 1995, a note receivable due from IBC generated from a prior year land sale had a $335,000 outstanding balance that was paid in full during 1996.

     On June 30, 1997, ACPT sold 374 acres to Deer Valley for $3,000,000 and recognized profit of $1,341,000. As payment for this parcel, ACPT received a 20% downpayment and assumption of a note.

     OTHER
     -----

     During 1994, ACPT earned interest income of $154,000 from a note receivable due from SVA.

     James J. Wilson, as a general partner of IGP, is entitled to priority distributions made by each housing partnership in which IGP is the general partner. If IGP receives a distribution which represents 1% or less of a partnership's total distribution, Mr. Wilson receives the entire distribution. If IGP receives a distribution which represents more than 1% of a partnership's total distribution, Mr. Wilson receives the first 1% of such total. Prior to the Restructuring, Mr. Wilson will transfer his general partner interest in IGP to a subsidiary of ACPT.

     During 1996, the sale of four properties in Puerto Rico triggered a taxable gain, a portion of which is passed through to the predecessor of IGC that contributed those assets. IGC's partnership agreement provides for (1) an allocation to that predecessor of the income tax payable in Puerto Rico on such portion of the gain and (2) a reduction from its cash distributions in an amount equivalent to the Puerto Rico income tax specifically allocated to the predecessor. In accordance with these provisions, ACPT has recorded a receivable from IBC of $881,000 and will recover the amount from future distributions due to IBC. As of December 31, 1996, an outstanding balance of $881,000 was due from IBC.

     In 1994, IGP acquired HDA's minority partner interest. As a result of this transaction, ACPT obtained a note receivable, including accrued interest, due from ECOC. At December 31, 1996 and 1995, the outstanding balance due from ECOC was $277,000 and $260,000, respectively.

     Thomas J. Shafer will become a Trustee of ACPT subsequent to his retirement from Whitman, Requardt, where he is currently a Senior Partner. Whitman, Requardt provides engineering services to

ACPT related to its land development activities. The outstanding balance owed to Whitman, Requardt at December 31, 1996 and 1995, was $324,000 and $218,000, respectively.

(10) OPTIONS AND APPRECIATION RIGHTS

     ACPT expects to adopt a share incentive plan (the "Share Incentive Plan") and a Trustees share incentive plan (the "Trustee Share Plan") to provide for Share-based incentive compensation for officers, key employees and Trustees.

     Under the Share Incentive Plan, the Compensation Committee of the Board of Trustees may grant to key employees the following types of share-based incentive compensation awards ("Awards") (i) options to purchase a specified number of shares ("Options"), (ii) forfeitable shares that vest upon the occurrence of certain vesting criteria ("Restricted Shares"), or (iii) Share Appreciation Rights ("Rights") that entitle the holder to receive upon exercise an amount payable in cash, shares or other property (or any combination of the foregoing) equal to the difference between the market value of shares and a base price fixed on the date of grant. A total of 500,000 shares will be reserved for issuance under the Share Incentive Plan.

     The Share Incentive Plan authorizes the Compensation Committee to determine the exercise price and manner of payment for Options and the base price for Rights. The Compensation Committee also is authorized to determine the duration and vesting criteria for Awards, including whether vesting will be accelerated upon a change in control of ACPT.

     Rights of key employees under Awards are not transferable other than to immediate family members or by will or the laws of intestate succession.

     The Trustee Share Plan authorizes the Board of Trustees, in its discretion, to grant to eligible Trustees awards of the same types and terms of Awards as provided under the Share Incentive Plan. Only Trustees who are not employees of ACPT or any affiliated company are eligible to receive Awards under the Trustee Share Plan. A total of 100,000 Shares will be reserved for issuance under the Trustee Share Plan.

     Since no Awards have been issued under these Plans, no liability has been recorded in the accompanying balance sheets.

(11) INCOME TAXES

     As a U.S. Company doing business in Puerto Rico, ACPT is subject to Puerto Rico income tax on its Puerto Rico based income. The taxes reflected below are a result of that liability.

     ACPT is not subject to U.S. taxes as a wholly owned subsidiary of a limited partnership. Therefore, the calculation below for the provision for income taxes does not include the income from U.S. operations which is not subject to income taxes. It does include the Puerto Rico source income which is subject to income taxes in Puerto Rico at the statutory rate of 29%. The following table reconciles the effective rate solely attributable to Puerto Rico source income:


                                                              December 31,
                                          ----------------------------------------------------
                                               1996             1995               1994
                                          ---------------  ---------------  ------------------
                                                   % of             % of                % of
                                          Amount  Income   Amount  Income    Amount    Income
                                          ------  -------  ------  -------  --------  --------
                                                  (In thousands, except amounts in %)
Provision for income taxes at the
  statutory income tax rate               $3,424      29%  $1,369      29%   $3,048       29%
Reduction of provision for partnership
  income not taxable to Company               --      --       --      --       (74)      (1%)
Other items                                   --      --       --      --       330        3%
                                          ------      --   ------  ------    ------       --
                                          $3,424      29%  $1,369      29%   $3,304       31%
                                          ======      ==   ======  ======    ======       ==

The provision for income taxes consists of the following:


                                       YEARS ENDED DECEMBER 31,
                                       ------------------------
                                        1996     1995     1994
                                       -------  -------  ------
                  Currently payable
                    United States       $   --   $   --  $   --
                    Puerto Rico          3,005      723   1,964
                  Deferred                 419      646   1,340
                                        ------   ------  ------
                                        $3,424   $1,369  $3,304
                                        ======   ======  ======

The components of deferred taxes payable include the following:


                                                                       AT DECEMBER 31,
                                                                      ----------------
                                                                        1996     1995
                                                                      --------  ------
Tax on amortization of deferred income related to long-term
  receivables from partnerships operating in Puerto Rico               $  499   $  562
Tax on equity in earnings of partnerships operating in Puerto Rico      2,337    2,135
Tax on land development costs capitalized for book purposes but
  deducted currently for tax purposes                                   2,313    1,925
Tax on sale to related party deferred for book purposes
  but currently taxable                                                  (108)      --
                                                                       ------   ------
                                                                       $5,041   $4,622
                                                                       ======   ======

     Deferred income taxes reflect the "temporary differences" between amounts of assets and liabilities for financial reporting purposes as determined in accordance with SFAS No. 109 and such amounts as measured by tax laws.

The reconciliation between net income per books and net taxable income is as follows:


                                        December 31,
                                ----------------------------
                                  1996      1995      1994
                                --------  --------  --------
                                       (In thousands)

Net income
  per books                     $12,891   $ 3,983   $ 4,349
Built-in gain allocable
  to Predecessors:
    Current                      (3,526)     (466)   (1,957)
    Deferred                       (415)     (364)     (296)
Difference in income or
  losses from subsidiary
  partnerships                     (826)      (20)   (1,801)
Capitalization of general
  and administrative
  expenses under the
  Uniform Capitalization
  Rules                            (246)      315        18
Differences in deferred
  income                         (1,431)      349       417
Difference in cost of sales
  due to interest related to
  the acquisition of land,
  deducted for tax purposes         513       505     1,663
Deferred income taxes               419       646     1,340
Losses from restructuring          (200)      (61)     (336)
Other book to tax
  reconciling items, none
  of which is individually
  significant                      (889)   (1,269)     (787)
                                -------   -------   -------

Net taxable income
  per federal return            $ 6,290   $ 3,618   $ 2,610
                                =======   =======   =======

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The balance sheet carrying amounts of cash and cash equivalents, receivables and other current assets approximate fair value due to the short-term nature of these items. Fair value of long-term debt instruments was determined by discounting future cash flows using ACPT's current market rates. As of December 31, 1996, the fair value of long-term debt instruments was $72,360,000.

(13) SUPPLEMENTAL CASH FLOW INFORMATION

     Interest paid and income taxes paid were as follows for the years ended December 31 (in thousands):

                             1996    1995    1994
                            ------  ------  ------
       Interest paid        $7,004  $5,359  $5,980
       Income taxes paid    $  371  $2,227  $   --


     Significant non-cash financing and investing activities included the following:

     (a) In 1996, ACPT received partnership interests from a Unitholder valued at $69,000 in satisfaction of $69,000 of notes receivable.

     (b) In 1995, ACPT received land in exchange for land sold with a $134,000 book value.

     (c) In 1994, ACPT repaid a $626,000 mortgage by deeding the property to the mortgage holder.

     (d) In 1994, ACPT received partnership interests from a Unitholder valued at $2,446,000 in satisfaction of $2,446,000 of accounts and notes receivable. The partnership interests were recorded at the Unitholder's book value of $626,000.

                        INTERSTATE GENERAL COMPANY L.P.

                      CONSENT OF UNITHOLDERS TO PROPOSED
                               IGC RESTRUCTURING
                      ----------------------------------

          This consent card is being furnished by Interstate General Management Corporation ("IGMC"), the managing general partner of Interstate General Company L.P. ("IGC"), to the holders of IGC Units in connection with the solicitation of consents to (i) the proposed transfer of IGC's principal real estate operations and assets to American Community Properties Trust ("ACPT"), (ii) the pro rata distribution of all of the Common Shares of ACPT to the partners of IGC (including the IGC Unitholders), and (iii) if necessary, the liquidation of IGC, (collectively the "Restructuring"), all as set forth more fully in the accompanying Information Statement/Prospectus dated ______. No meeting of IGC Unitholders will be held in connection with the Restructuring, thus IGC Unitholders may vote on the Restructuring only by completing this consent card.
                                          ----

          Please complete, sign, and date this consent card and return it promptly to the Secretary of IGMC at 222 Smallwood Village Center, St. Charles,
Maryland 20602, but no later than ________.   If this consent card is returned
without voting instructions, the holder of IGC Units represented by this consent card will be considered to have consented to the Restructuring. Any consent card completed and returned may be revoked by delivering notice of revocation of such consent, or a duly executed consent card bearing a later date, to the Secretary of IGMC prior to ________.

PLEASE MARK THE APPROPRIATE BOX:

[_]   APPROVE OF THE PROPOSED RESTRUCTURING.

[_]   DO NOT APPROVE OF THE PROPOSED RESTRUCTURING.


________________________________  ___________________________
NAME OF UNITHOLDER                NUMBER OF UNITS HELD



________________________________  _________________, 1998
SIGNATURE                         DATE


____________________________________
TITLE OR AUTHORITY, IF APPLICABLE

NOTE: IF UNITS ARE REGISTERED IN MORE THAN ONE NAME, THE SIGNATURES OF ALL SUCH PERSONS ARE REQUIRED. A CORPORATION SHOULD SIGN IN ITS FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER, GIVING HIS OR HER TITLE. A PARTNERSHIP SHOULD SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON. TRUSTEES, GUARDIANS, EXECUTORS AND ADMINISTRATORS SHOULD SIGN IN THEIR OFFICIAL CAPACITY, GIVING FULL TITLE AS SUCH.

PLEASE COMPLETE, SIGN, AND DATE THIS CONSENT CARD AND RETURN IT
PROMPTLY.  CONSENT CARDS RETURNED AFTER ________ WILL NOT BE COUNTED.